As filed with the Securities and Exchange Commission on
January 31, 2017

Securities Act File No. 333-

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM N-14
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REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	/ X /
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Pre-Effective Amendment No. //	/ /
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Post-Effective Amendment No. //	/ /
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(Check appropriate box or boxes)
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PUTNAM GLOBAL NATURAL RESOURCES FUND
(Exact Name of Registrant as Specified in Charter)

One Post Office Square, Boston, Massachusetts 02109
(Address of Principal Executive Offices)

(617) 292-1000
(Area Code and Telephone Number)

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ROBERT T. BURNS, Vice President
Putnam Global Natural Resources Fund
One Post Office Square
Boston, Massachusetts 02109
(Name and address of agent for service)
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Copy to:
BRYAN CHEGWIDDEN, Esquire

ROPES & GRAY LLP
1211 Avenue of the Americas
New York, New York 10036

Title of Securities Being Registered:

Class A
Class B
Class C
Class M
Class R
Class Y

Approximate date of Proposed Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on March 2, 2017 pursuant to Rule 488.

An indefinite amount of the Registrant’s securities have been registered under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. In reliance upon such Rule, no filing fee is paid at this time.

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A Message from the President and Chair

[March 2], 2017

Dear Fellow Shareholder:

The matter to be considered at your fund’s shareholder meeting is the merger of Putnam Global Energy Fund with and into Putnam Global Natural Resources Fund. In this merger, shares of Putnam Global Energy Fund would, in effect, be exchanged for shares of Putnam Global Natural Resources Fund with an equal total net asset value. The exchange is expected to be tax free for federal income tax purposes.

Putnam Global Energy Fund and Putnam Global Natural Resources Fund have identical investment objectives, as they both seek capital appreciation. Both funds pursue substantially similar investment strategies, investing mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential. However, under normal circumstances, Putnam Global Energy Fund invests at least 80% of its net assets in securities of companies in the energy industries, while Putnam Global Natural Resources Fund invests at least 80% of its net assets in securities of companies in the energy or other natural resources industries.

Putnam Management has recommended the proposed merger because it believes that it is in the best interests of shareholders of Putnam Global Energy Fund and Putnam Global Natural Resources Fund. Putnam Global Natural Resources Fund has a better performance record over multiple time periods than Putnam Global Energy Fund. In addition, Putnam Management believes that, as a natural resources equity product, Putnam Global Natural Resources Fund may offer better investment opportunities for shareholders in an inflationary environment, as Putnam Management has found that natural resource equity securities are highly correlated to commodities and commodities may offer some protection against inflation. Because one of the portfolio managers of Putnam Global Natural Resources Fund is also the portfolio manager of Putnam Global Energy Fund, and the funds have the same investment goals and pursue substantially similar investment strategies, Putnam Management believes that the funds are appropriate merger partners. The proposed merger is also expected to result in expense savings for shareholders as costs are spread over a larger, combined fund. Following the merger, Putnam Global Energy Fund shareholders would be invested in a larger fund with a lower total expense ratio. Putnam Management also believes that the combined fund would have improved commercial prospects and asset growth potential.

The Trustees of your fund have carefully reviewed the terms of the proposed merger and determined unanimously to recommend that shareholders of Putnam Global Energy Fund approve the proposed merger. Details regarding the terms of the proposed merger, and its potential benefits and costs to shareholders, are discussed in the prospectus/proxy statement, which we urge you to review carefully.

We appreciate your time and consideration of this important matter. If you have questions about this proposal, please call a Putnam customer service representative at 1-800-225-1581 or contact your financial advisor.

Notice of a Special Meeting of Shareholders	2
Prospectus/Proxy Statement	3

PROXY CARD(S) ENCLOSED

If you have any questions, please contact us at [              ] or call your financial advisor.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on [May 16], 2017.

The proxy statement for this meeting is available at [www. ].

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Notice of a Special Meeting of Shareholders

To the Shareholders of Putnam Global Energy Fund:

This is the formal agenda for your fund’s shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, if you wish to attend in person.

A Special Meeting of Shareholders of Putnam Global Energy Fund will be held on [May 16], 2017, at [ ] a.m. Eastern Time, on the 8th Floor of One Post Office Square, Boston, Massachusetts, 02109 to consider the following proposal:

1. Approving an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Putnam Global Energy Fund to Putnam Global Natural Resources Fund in exchange for the issuance and delivery of shares of beneficial interest of Putnam Global Natural Resources Fund and the assumption by Putnam Global Natural Resources Fund of all of the liabilities of Putnam Global Energy Fund, and the distribution of these shares to the shareholders of Putnam Global Energy Fund in complete liquidation of Putnam Global Energy Fund.

By Michael J. Higgins, Clerk, and by the Trustees

Jameson A. Baxter, Chair	Katinka Domotorffy
Kenneth R. Leibler, Vice Chair	John A. Hill
Robert L. Reynolds, President	Paul L. Joskow
Liaquat Ahamed	Robert E. Patterson
Ravi Akhoury	George Putnam, III
Barbara M. Baumann	W. Thomas Stephens
Robert J. Darretta

In order for you to be represented at your fund’s shareholder meeting, we urge you to record your voting instructions over the internet or by telephone or to mark, sign, date, and mail the enclosed proxy card(s) in the postage-paid envelope provided.

[March 2], 2017

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Prospectus/Proxy Statement
[March 2], 2017

Acquisition of the assets of

Putnam Global Energy Fund
One Post Office Square
Boston, Massachusetts 02109
1-617-292-1000

by and in exchange for shares of

Putnam Global Natural Resources Fund
One Post Office Square
Boston, Massachusetts 02109
1-617-292-1000

I.	Questions and Answers Regarding the Proposed Merger	6
II.	Risk Factors	14
III.	Information about the Proposed Merger	19
IV.	Information about Voting and the Shareholder Meeting	33
V.	Additional Information about Putnam Global Natural Resources Fund	41

	Appendix A — Form of Agreement and Plan of Reorganization	A-1
	Appendix B — Financial Intermediary-Specific Sales Charge Waiver Information	B-1

This prospectus/proxy statement relates to the proposed merger of Putnam Global Energy Fund with and into Putnam Global Natural Resources Fund. In the merger, each shareholder of Putnam Global Energy Fund would receive shares of the corresponding class of Putnam Global Natural Resources Fund equal in aggregate value at the date of the exchange to the aggregate value of the shareholder’s Putnam Global Energy Fund shares.

The Notice of Special Meeting, the proxy card(s) and this prospectus/proxy statement are being mailed on or about [March 16], 2017. The prospectus/proxy statement explains what you should know before voting on the proposed merger or investing in Putnam Global Natural Resources Fund, an open-end non-diversified management investment company. Please read this prospectus/proxy statement and keep it for future reference.

The statement of additional information relating to the proposed merger, dated [March 2], 2017 (the “Merger SAI”) and the other documents identified below are incorporated into this prospectus/proxy statement by reference. Shareholders may obtain free copies of any document incorporated by reference into this prospectus/proxy statement, request other information about the funds or make shareholder inquiries by contacting their financial advisor, by visiting the Putnam Investments website at www.putnam.com, by calling Putnam toll-free at 1-800-225-1581, or by emailing Putnam at

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funddocuments@putnam.com. This information may also be obtained by contacting the Securities and Exchange Commission (the “SEC”), as described below.

The securities offered by this prospectus/proxy statement have not been approved or disapproved by the SEC, nor has the SEC passed upon the accuracy or adequacy of this prospectus/proxy statement. Any representation to the contrary is a criminal offense.

Shares of Putnam Global Natural Resources Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amounts invested.

The following documents have been filed with the SEC and are incorporated into this prospectus/proxy statement by reference:

(i) the prospectus of Putnam Global Energy Fund, dated December 30, 2016, as supplemented;

(ii) the statement of additional information of Putnam Global Natural Resources Fund and Putnam Global Energy Fund, dated December 30, 2016, as supplemented;

(iii) the Merger SAI;

(iv) the Report of Independent Registered Public Accounting Firm, audited financial highlights and financial statements included in Putnam Global Natural Resources Fund’s Annual Report to Shareholders for the fiscal year ended August 31, 2016; and

(v) the Report of Independent Registered Public Accounting Firm, audited financial highlights and financial statements included in Putnam Global Energy Fund’s Annual Report to Shareholders for the fiscal year ended August 31, 2016.

Information regarding Putnam Global Natural Resources Fund’s investment advisor and portfolio managers, the pricing, purchase, sale and redemption of Putnam Global Natural Resources Fund shares, the tax treatment of distributions and tax consequences to shareholders of buying, holding, exchanging and selling Putnam Global Natural Resources Fund shares, financial highlights, Putnam Global Natural Resources Fund’s policy regarding frequent trading in Putnam Global Natural Resources Fund shares and regarding dividends and distributions, sales charges and 12b-1 fees is included in this prospectus/proxy statement.

This document will give you information about the proposed merger. Much of the information is required under SEC rules; some of it is technical. If there is anything you do not understand, please contact Putnam Investor Services, Inc. (“Putnam Investor Services”) at its toll-free number, 1-800-225-1581, or call your financial advisor. Like Putnam Global Energy Fund, Putnam Global Natural Resources Fund is in the family of funds managed by Putnam Investment Management, LLC (“Putnam Management”). Putnam Global Natural Resources Fund and Putnam Global Energy Fund are collectively referred to as the “funds,” and each is referred to individually as a “fund.”

Putnam Global Energy Fund and Putnam Global Natural Resources Fund are subject to the informational requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and, as a result, file reports and other information with the SEC. You may review and copy information about the funds, including proxy materials, reports and the Merger SAI, at the SEC’s public reference room at 100 F

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Street, N.E., Room 1580, Washington, DC 20549. You may call the SEC at 202-551-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549. You may also access reports and other information about the funds on the EDGAR database on the SEC’s website at www.sec.gov. You may need to refer to a fund’s file number.

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I. Questions and Answers Regarding the Proposed Merger

The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed mutual fund merger. These responses are qualified in their entirety by the remainder of the prospectus/proxy statement, which contains additional information and further details about the proposed merger.

1. What is being proposed?

The Trustees of The Putnam Funds are recommending that shareholders of Putnam Global Energy Fund approve the proposed merger of Putnam Global Energy Fund into Putnam Global Natural Resources Fund contemplated by the Agreement and Plan of Reorganization (the form of which is attached as Exhibit A and described in Part III). If approved by shareholders, upon the closing of the merger, all of the assets of Putnam Global Energy Fund will be transferred to Putnam Global Natural Resources Fund. In exchange, Putnam Global Natural Resources Fund will issue and deliver shares of Putnam Global Natural Resources Fund (the “Merger Shares”) to Putnam Global Energy Fund and will also assume all of the liabilities of Putnam Global Energy Fund. The Merger Shares will have an aggregate value equal to the value of Putnam Global Energy Fund’s assets net of liabilities. Immediately after it receives the Merger Shares, Putnam Global Energy Fund will distribute the Merger Shares to its shareholders, pro rata. Shareholders will receive Merger Shares of the same class as the Putnam Global Energy Fund shares they held. It is currently anticipated that the merger will close on or about [June 19], 2017, with the net asset value of shares to be issued in the merger currently expected to be determined on or about [June 16], 2017.

2. What will happen to my shares of Putnam Global Energy Fund as a result of the proposed merger?

Your shares of Putnam Global Energy Fund will, in effect, be exchanged for shares of Putnam Global Natural Resources Fund of the same class and with an equal aggregate net asset value on the date of the merger. The merger is expected to be a tax-free reorganization for federal income tax purposes.

3. Why is the merger being proposed at this time?

Putnam Management has recommended the proposed merger because it believes that it is in the best interests of shareholders of Putnam Global Energy Fund and Putnam Global Natural Resources Fund. The funds have identical investment objectives and substantially similar investment strategies. Each fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential. Under normal circumstances, Putnam Global Energy Fund invests at least 80% of its net assets in securities of companies in the energy industries, while Putnam Global Natural Resources Fund invests at least 80% of its net assets in securities of companies in the energy or other natural resources industries. One of the portfolio managers of Putnam Global Natural Resources Fund is also the portfolio manager of Putnam Global Energy Fund. Putnam Global Natural Resources Fund has a better performance record over multiple time periods than Putnam Global Energy Fund. In addition, Putnam Management believes that, as a natural resources equity product, Putnam Global Natural Resources Fund may offer better investment opportunities for shareholders in an inflationary environment, as Putnam Management has found that natural resource equity securities are highly correlated to commodities and commodities may offer some protection against inflation. Because the funds share a portfolio manager, have the same investment goals and pursue substantially similar investment strategies, Putnam Management believes that the funds are appropriate merger partners. The proposed merger is also expected to result in expense savings for shareholders as costs are spread over a larger, combined fund. Following the merger, Putnam Global Energy Fund shareholders would be invested in a larger fund with a lower total expense ratio.

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Putnam Management also believes that the combined fund would have improved commercial prospects and asset growth potential. Shareholders of each fund may benefit from the possibility of additional economies of scale through the spreading of certain expenses across a larger asset base.

The Trustees of The Putnam Funds serve as Trustees of each of the funds involved in the proposed merger. The Trustees of your fund, including all of the Trustees who are not “interested persons” (as defined in the 1940 Act) of your fund or Putnam Management (referred to as “Independent Trustees” throughout this prospectus/proxy statement), have carefully considered the anticipated benefits and costs of the proposed merger to the shareholders of your fund. The Trustees have determined that the proposed merger is in the best interests of the shareholders of your fund and unanimously recommend that shareholders vote FOR approval of the proposed merger.

4. How do the investment goals, strategies, policies and restrictions of the two funds compare?

Investment Goals and Strategies

The stated investment goals of the funds are identical and the funds pursue substantially similar investment strategies.

	Putnam Global Energy Fund	Putnam Global Natural Resources
Fund

Investment Goal	The fund seeks capital appreciation.	The fund seeks capital appreciation.

Investment Strategies	For this non-diversified fund	For this non-diversified fund
	concentrating in the energy industries,	concentrating in the energy and other
	the fund invests mainly in common	natural resources industries, the fund
	stocks (growth or value stocks or both)	invests mainly in common stocks
	of large and midsize companies	(growth or value stocks or both) of large
	worldwide that Putnam Management	and midsize companies worldwide that
	believes have favorable investment	Putnam Management believes have
	potential.	favorable investment potential.

	Under normal circumstances, the fund	Under normal circumstances, the fund
	invests at least 80% of the fund’s net	invests at least 80% of the fund’s net
	assets in securities of companies in the	assets in securities of companies in the
	energy industries. This policy may be	energy or other natural resources
	changed only after 60 days’ notice to	industries. This policy may be changed
	shareholders.	only after 60 days’ notice to
shareholders.

	Potential investments include companies	Potential investments include companies
	engaged in the exploration, production,	in the discovery, development,
	development and refinement of	production or distribution of energy or
	conventional and alternative sources of	other natural resources, in the
	energy.	development of technologies for the
production or efficient use of energy or
other natural resources, and in the
furnishing of related supplies or
services.

	The fund may purchase stocks of	The fund may purchase stocks of
	companies with stock prices that reflect	companies with stock prices that reflect
	a value lower than that which Putnam	a value lower than that which Putnam
	Management places on the company.	Management places on the company.

	Putnam Management may also consider	Putnam Management may also consider

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other factors that it believes will cause	other factors that it believes will cause
the stock price to rise.	the stock price to rise.

Putnam Management may consider,	Putnam Management may consider,
among other factors, a company’s	among other factors, a company’s
valuation, financial strength, growth	valuation, financial strength, growth
potential, competitive position in its	potential, competitive position in its
industry, projected future earnings, cash	industry, projected future earnings, cash
flows and dividends when deciding	flows and dividends when deciding
whether to buy or sell investments.	whether to buy or sell investments.

Putnam Management may also use	Putnam Management may also use
derivatives, such as futures, options,	derivatives, such as futures, options,
certain foreign currency transactions,	certain foreign currency transactions,
warrants and swap contracts, for both	warrants and swap contracts, for both
hedging and non-hedging purposes, and	hedging and non-hedging purposes, and
may engage in short sales of securities.	may engage in short sales of securities.

Putnam Global Energy Fund normally invests at least 80% of its net assets in securities of companies in the energy industries, while Putnam Global Natural Resources Fund normally invests at least 80% of its net assets in securities of companies in the energy or other natural resources industries.

The following table provides information about the funds’ investments, as of September 30, 2016, in companies of various market capitalizations. The capitalization ranges in the table are intended to reflect approximate capitalization ranges for small, midsize, and large company stocks, as currently assessed by Putnam Management. The sizes (and identities) of these companies, and thus the ranges used to identify small, midsize and large companies, will fluctuate over time and with market conditions.

	Investments in		Investments in		Investments in
	Small Companies		Midsize Companies		Large Companies
	(approximately $3.7		(approximately $3.7		(approximately more
	billion or less)		billion - $17 billion)		than $17 billion)

		% of net		% of net		% of net
	millions	assets	millions	assets	millions	assets

Putnam Global Energy Fund	$1	4.61%	$5	16.77%	$23	73.85%

Putnam Global Natural Resources
Fund	$20	11.96%	$60	36.25%	$84	50.97%

Investment Policies and Restrictions

The funds have identical investment policies and restrictions, except for their industry concentration policies.

• Putnam Global Energy Fund has a fundamental investment policy stating that it may not and will not purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the fund’s total assets would be invested in any one industry, except that the fund will normally invest at least 25% of its net assets in the energy industries.

• Putnam Global Natural Resources Fund has a fundamental investment policy stating that it may not and will not purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the fund’s total assets would

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be invested in any one industry, except that the fund may invest more than 25% of its total assets in securities of issuers in any industry in the energy and resources group of industries. (The fund will invest at least 80% of its net assets at all times in the securities of companies principally engaged in the energy, natural resource and related areas, as defined in the prospectus, except when investing for defensive purposes.).

5. How do the management fees and other expenses of the funds compare, and what are they estimated to be following the proposed merger?

Putnam Global Energy Fund’s shareholders are expected to benefit overall in terms of a lower total expense ratio as a result of the proposed merger.

Each fund pays management fees which incorporate asset-level discounts based on the monthly average of the aggregate net assets of all open-end funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). At every asset level, Putnam Global Natural Resources Fund pays the same management fee as a percentage of net assets as Putnam Global Energy Fund.

As of September 30, 2016, Putnam Global Energy Fund and Putnam Global Natural Resources Fund each had a management fee rate of 0.63%. Following the merger, Putnam Management expects the management fee rate of the combined fund to be 0.63%.

As of September 30, 2016, the total expenses of Putnam Global Energy Fund and Putnam Global Natural Resources Fund, not including any payments under Rule 12b-1 distribution and service plans, were 1.08% and 1.03%, respectively. The combined fund is expected to pay 1.01% in total expenses (not including any payments under Rule 12b-1 distribution and service plans), which does not reflect non-recurring expenses related to the merger. If these expenses had been reflected, the estimated total (non 12b-1) annual fund operating expenses would be 1.05%.

For more detailed information about fees and expenses, please see “Information about the Proposed Merger—Fees and Expenses.”

6. How does the investment performance of the funds compare?

The performance information below gives some indication of the risks associated with an investment in the fund by showing each fund’s performance year to year and over time. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. In this case, you should also consider that the current portfolio manager for Putnam Global Energy Fund, Ryan Kauppila, commenced managing Putnam Global Energy Fund on November 1, 2016. Mr. Kauppila has also served as one of two portfolio managers of Putnam Global Natural Resources Fund since 2014. Christopher Eitzmann has served as a portfolio manager of Global Natural Resources Fund since 2012. Thus, the historical performance information presented below for Putnam Global Energy Fund includes periods during which Putnam Global Energy Fund was managed by a different portfolio manager. Monthly performance figures for the fund are available at putnam.com.

The chart shows year-to-year changes in the net asset value performance of one of the funds’ classes of shares, class A shares.

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CALENDAR YEAR TOTAL RETURNS

Putnam Global Natural Resources Fund

32.80%	-51.28%	44.55%	17.47%	-11.54%	5.24%	10.74%	-13.02%	-24.72%	13.36%

2007	2008	2009	2010	2011	2012	2013	2014	2015	2016

Putnam Global Energy Fund

26.26%	13.73%	-3.33%	1.68%	15.32%	-19.24%	-34.87%	23.00%

2009	2010	2011	2012	2013	2014	2015	2016

During the periods shown in the bar chart, Putnam Global Natural Resources Fund’s highest return for a quarter was 20.69% (quarter ended 6/30/09) and the lowest return for a quarter was -36.41% (quarter ended 9/30/08). During the periods shown in the bar chart, Putnam Global Energy Fund’s highest return for a quarter was 16.92% (quarter ended 9/30/10) and the lowest return for a quarter was -24.62% (quarter ended 9/30/15).

Average Annual Total Returns	1 year	5 years	10 years
(for periods ended 12/31/16)

Putnam Global Natural Resources Fund

Class A (before taxes)	6.84%	-4.00%	-2.30%

Class A (after taxes on distributions)	6.84%	-4.03%	-2.98%

Class A (after taxes on distributions and
sale of fund shares)	3.87%	-2.97%	-1.37%

Class B (before taxes)	7.46%	-3.97%	-2.31%

Class C (before taxes)	11.51%	-3.58%	-2.46%

Class M (before taxes)	8.87%	-4.02%	-2.55%

Class R (before taxes)	13.05%	-3.10%	-1.96%

Class Y (before taxes)	13.65%	-2.61%	-1.47%

MSCI World Energy and Materials
Index (ND) (no deduction for fees,
expenses or taxes, other than withholding
taxes on reinvested dividends)	24.87%	1.48%	1.70%

Average Annual Total Returns	1 year	5 years	Since inception (12/18/08)
(for periods ended 12/31/16)

Putnam Global Energy Fund

Class A (before taxes)	15.92%	-6.49%	0.11%

Class A (after taxes on distributions)	15.78%	-7.19%	-0.60%

Class A (after taxes on distributions and
sale of fund shares)	9.13%	-4.77%	0.25%

Class B (before taxes)	17.09%	-6.42%	0.10%

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Average Annual Total Returns	1 year	5 years	Since inception (12/18/08)
(for periods ended 12/31/16)

Class C (before taxes)	21.09%	-6.09%	0.09%

Class M (before taxes)	18.06%	-6.54%	-0.11%

Class R (before taxes)	22.75%	-5.61%	0.60%

Class Y (before taxes)	23.37%	-5.13%	1.11%

MSCI World Energy Index (ND) (no
deduction for fees, expenses or taxes, other
than withholding taxes on reinvested
dividends)	26.56%	0.77%	4.91%

Each fund’s performance for portions of the periods benefited from Putnam Management’s agreement to limit the fund’s expenses.

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.

Class B share performance reflects conversion to class A shares after eight years.

7. Will my dividends be affected by the proposed merger?

Each fund normally distributes any net investment income and any net realized capital gains annually. These distributions will be taxed as ordinary income or as capital gains, unless the shares are held through a qualified retirement plan or other tax-advantaged arrangement. As each fund maintains the same distribution practices, and as income generation is not an investment objective of either fund, subject to payment of a dividend as a result of the closing of Putnam Global Energy Fund’s taxable year in connection with the merger as described below, Putnam Management does not expect that shareholders of Putnam Global Energy Fund will see any material change in the dividends they receive as a result of the merger, although there can be no assurance that this will be the case.

8. What are the federal income tax consequences of the proposed merger?

The proposed merger is expected to be a tax-free reorganization for federal income tax purposes. Accordingly, no gain or loss is expected to be recognized by Putnam Global Energy Fund or its shareholders as a direct result of the proposed merger. The tax basis and holding period of a shareholder’s Putnam Global Energy Fund shares are expected to carry over to the Putnam Global Natural Resources Fund Merger Shares the shareholder receives in the merger. At any time before the consummation of the merger, a shareholder may redeem Putnam Global Energy Fund shares, likely resulting in recognition of gain or loss to such shareholder for federal income tax purposes.

Because the proposed merger will end the tax year of Putnam Global Energy Fund, it will accelerate distributions to shareholders from Putnam Global Energy Fund for its short tax year ending on the date of the merger. Those tax year-end distributions will be taxable and will include any capital gains resulting

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from portfolio turnover before the consummation of the merger (and not offset by capital losses) that were not previously distributed.

Certain other tax consequences are discussed below under “Information about the Proposed Merger—Federal Income Tax Consequences.”

9. Is there any difference in the procedures for purchasing, redeeming and exchanging shares of the two funds?

No. The procedures for purchasing and redeeming shares of each fund, and for exchanging shares of each fund for shares of other Putnam funds, are identical.

Both Putnam Global Energy Fund and Putnam Global Natural Resources Fund make a continuous public offering of their shares; each currently offers six classes of shares. Effective [March 1, 2017], Putnam Global Natural Resources Fund will, with the addition of class T shares, offer seven classes of shares. Shares of both funds may be purchased either through investment dealers that have sales agreements with Putnam Retail Management Limited Partnership (“Putnam Retail Management”) or directly through Putnam Retail Management at prices based on net asset value, plus varying sales charges, depending on the class and dollar value of shares purchased. Reinvestment of distributions by the funds is made at net asset value for all classes of shares.

Shares of each fund may be redeemed (in essence, sold to the fund) on any day the New York Stock Exchange is open at their net asset value next determined after receipt by the fund, either directly or through an investment dealer, of a properly completed redemption request, less any applicable deferred sales charge.

Each fund’s shareholders can generally exchange their shares for shares of the same class of another Putnam fund at net asset value. Not all Putnam funds offer all classes of shares or are open to new investors. Each fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, or reject any exchange.

10. How will I be notified of the outcome of the vote?

If the proposed merger is approved by shareholders, you will receive confirmation after the reorganization is completed, indicating your new account number and the number of Putnam Global Natural Resources Fund shares you are receiving. If the proposed merger is not approved by shareholders, you will be notified in the next shareholder report of Putnam Global Energy Fund.

11. Will the number of shares I own change after the merger?

Yes, the number of shares you own will change, but the total value of the shares of Putnam Global Natural Resources Fund you receive will equal the total value of the shares of Putnam Global Energy Fund that you hold at the time of the proposed merger. Even though the net asset value per share of each fund is different, the total net asset value of your holdings at the time of the merger will not change as a result of the merger.

12. What shareholder vote is required to approve the proposed merger?

Approval of the proposed merger will require the “yes” vote at the meeting of Putnam Global Energy Fund’s shareholders or any adjournment thereof (the “Meeting”) of a majority of the outstanding voting securities of Putnam Global Energy Fund, as defined in the 1940 Act. A vote of a majority of the

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outstanding voting securities of Putnam Global Energy Fund is defined in the 1940 Act as the affirmative vote of the lesser of (a) 67% or more of the voting securities of Putnam Global Energy Fund that are present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of Putnam Global Energy Fund are present or represented by proxy at the Meeting; or (b) more than 50% of the outstanding voting securities of Putnam Global Energy Fund.

13. What are the costs associated with the merger?

The costs associated with the proposed merger are estimated to be [$306,864]. These fees and expenses, representing legal and accounting expenses, portfolio transfer taxes (if any), the costs of printing and mailing this prospectus/proxy statement or other similar expenses incurred in connection with the consummation of the proposed merger, will be allocated evenly between the two funds, except that proxy solicitation costs will be borne by Putnam Global Energy Fund. Because both funds are expected to benefit from the merger based on several quantitative and qualitative factors, Putnam Management determined that the allocation described above is a fair and objective manner of allocating the merger expenses. However, as a result of a contractual expense limitation of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) applicable to the funds, Putnam Management will bear all of the costs allocated to Putnam Global Energy Fund and [$65,159] of the costs allocated to Putnam Global Natural Resources Fund. Thus, an estimated [$224,617] will be paid by Putnam Management and [$82,247] will be paid by Putnam Global Natural Resources Fund. Of the total costs associated with the proposed merger, if not for the expense limitation described above, an estimated [$159,458] were to be paid by Putnam Global Energy Fund and an estimated [$147,406] were to be paid by Putnam Global Natural Resources Fund.

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II. Risk Factors

What are the principal risks of Putnam Global Natural Resources Fund, and how do they compare with those of Putnam Global Energy Fund?

Although Putnam Global Natural Resources Fund invests at least 80% of its net assets in securities of companies in the energy or other natural resources industries, and Putnam Global Energy Fund invests at least 80% of its net assets in securities of companies in the energy industries, the funds have identical investment goals and both invest mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential. As a result, the principal risks of an investment in Putnam Global Natural Resources Fund are similar to the risks of an investment in Putnam Global Energy Fund.

The main risks that could adversely affect the value of Putnam Global Natural Resources Fund’s shares and the total return on an investment in Putnam Global Natural Resources Fund include:

> the risk that the value of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions, changes in government intervention in the financial markets, and factors related to a specific issuer or industry.

> the risk that these and other factors may also lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

> the risk that growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound.

> the potential for these risks to be generally greater for small and midsize companies.

> the risk that the energy and other natural resources industries may be affected by changes in crude oil prices and changes in governmental regulatory policies.

> the risk that the fund’s policy of concentrating on a limited group of industries and the fund’s “non-diversified” status, which means the fund may invest a greater percentage of its assets in fewer issuers than a “diversified fund,” can increase the fund’s vulnerability to adverse developments affecting a single industry or issuer, which may result in greater losses and volatility for the fund.

> the risk that the value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates.

> the risk that international investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation or deflation), and may be or become illiquid.

> the risk that the fund’s use of derivatives may increase the risks of investing in the fund by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

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> the risk that the fund’s use of short selling may result in losses if the securities appreciate in value.

You can lose money by investing in Putnam Global Natural Resources Fund. The fund may not achieve its goal, and is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

What are the funds’ principal investment strategies and related risks?

Putnam Management pursues each fund’s goal by investing mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide in the industry or group of industries indicated by the fund’s name.

• Global investing. The use of the term “global” in each fund’s name is meant to emphasize that Putnam Management looks for investment opportunities throughout the world and that Putnam Management’s investment strategies are not constrained by the countries or regions in which companies are located. Putnam Management seeks to invest mainly in common stocks of U.S. or foreign companies in the industry or group of industries indicated by the fund’s name that Putnam Management believes have favorable investment potential.

The portions of a fund that are invested in U.S. and foreign companies will change over time. By way of illustration, the table below lists, as of August 31, 2016, the allocation between U.S. and foreign companies reflected in key market indexes used to evaluate each fund’s performance:

Fund	Benchmark	U.S.	Foreign
Global Energy Fund	MSCI World Energy Index	61.67%	38.33%

Global Natural Resources	MSCI World Energy and Materials Index	50.78%	49.22%
Fund

As noted above, however, the portions of a fund’s investments represented by U.S. and foreign companies may differ from those of these indexes based on Putnam Management’s assessment of relative investment potential at any particular time.

Under normal market conditions, each fund intends to invest in at least five different countries and at least 40% of its net assets in securities of foreign companies (or, if less, at least the percentage of net assets that is 10% less than the percentage of the fund’s benchmark represented by foreign companies, as determined by the providers of the benchmark). For purposes of determining whether securities held by a fund are securities of a foreign company, Putnam Management will consider a company to be a foreign company if Putnam Management determines that the company’s securities trade on a market outside the United States, the company is headquartered or organized outside the United States, the company derives a majority of its revenues or profits outside the United States, or the company is significantly exposed to the economic fortunes and risks of regions outside the United States.

• Common stocks. Common stock represents an ownership interest in a company. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also other companies in the same industry or in a

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number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Growth stocks — Stocks of companies Putnam Management believes are fast-growing may trade at a higher multiple of current earnings than other stocks. The values of these stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If Putnam Management’s assessment of the prospects for a company’s earnings growth is wrong, or if Putnam Management’s judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or may not approach the value that Putnam Management has placed on it.

Value stocks — Companies whose stocks Putnam Management believes are undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If Putnam Management’s assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that Putnam Management has placed on it.

• Foreign investments. Foreign investments involve certain special risks, including:

- Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

- Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, direct or indirect impact of sovereign debt default, imposition of economic sanctions or restrictions on the exchange or export of foreign currency, and tax increases.

- Unreliable or untimely information: There may be less information publicly available about a foreign company than about most publicly-traded U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

- Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

- Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means Putnam Management may at times be unable to sell these foreign investments at desirable prices. For the same reason, it may at times be difficult to value the fund’s foreign investments.

- Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

The risks of foreign investments are typically increased in countries with less developed markets, which are sometimes referred to as emerging markets. Emerging markets may have less developed economies

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and legal and regulatory systems, and may be susceptible to greater political and economic instability than developed foreign markets. Countries with emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, and investments in emerging markets may be more volatile and less liquid than investments in developed markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain risks related to foreign investments may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations.

• Industry focus.

Global Energy Fund — Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in securities of companies in the energy industries. Companies that Putnam Management considers to be in the energy industries include companies involved in the exploration, production, development and refinement of conventional sources of energy such as oil, gas, electricity and coal, and alternative sources of energy such as nuclear, geothermal, oil shale, wind and solar power. Putnam Management considers a company to be in the energy industries if at the time of investment Putnam Management determines that at least 50% of the company’s assets, revenues or profits are derived from these industries, or if an independent industry source considers the company to be in these industries.

Events that affect the energy industries will have a greater effect on the fund than they would on a fund that is more widely diversified among a number of unrelated industries. For example, the energy industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels, energy conservation, exploration and production spending, the success of exploration projects, tax and other government regulations, weather or meteorological events, world events and economic and political conditions.

Global Natural Resources Fund — Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in securities of companies in the energy or other natural resources industries. Companies that Putnam Management considers to be in the energy or other natural resources industries include companies in the discovery, development, production or distribution of energy or other natural resources, the development of technologies for the production or efficient use of energy and other natural resources, or the furnishing of related supplies or services. Putnam Management considers a company to be in the energy or other natural resources industries if at the time of investment Putnam Management determines that at least 50% of the company’s assets, revenues or profits are derived from these industries, or if an independent industry source considers it to be in these industries.

Events that affect the energy or other natural resources industries will have a greater effect on the fund than they would on a fund that is more widely diversified among a number of unrelated industries. For example, changes in crude oil prices may affect both those industries that produce, refine and distribute petroleum products and industries that supply alternate sources of energy. In addition, certain natural resources industries are subject to greater governmental regulation than are other industries; therefore, changes in regulatory policies may be more likely to adversely affect the fund.

• Derivatives. Putnam Management may engage in a variety of transactions involving derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. Putnam Management may make use of “short” derivatives positions, the values of which typically move in the opposite direction from the price of the underlying investment, pool of investments, index or currency. Putnam

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Management may use derivatives both for hedging and non-hedging purposes. For example, Putnam Management may use foreign currency transactions to increase or decrease a fund’s exposure to a particular currency or group of currencies. Putnam Management may also use derivatives as a substitute for a direct investment in the securities of one or more issuers. However, Putnam Management may also choose not to use derivatives based on its evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on Putnam Management’s ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means they provide a fund with investment exposure greater than the value of a fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to a fund. The risk of loss from certain short derivatives positions is theoretically unlimited. The value of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for a fund’s derivatives positions. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivatives transaction will not meet its obligations. For further information about additional types and risks of derivatives and the funds’ asset segregation policies, see Miscellaneous Investments, Investment Practices and Risks in the funds’ Statement of Additional Information dated December 30, 2016, as supplemented (“SAI”).

• Small and midsize companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsize companies may therefore be more vulnerable to adverse developments than those of larger companies. Small companies in foreign countries could be relatively smaller than those in the United States.

• Short sales. Putnam Management may engage in short sales, which are transactions in which a fund sells a security it does not own to a third party by borrowing the security in anticipation of purchasing the same security at the market price on a later date to close out the short position. The price a fund pays at the later date may be more or less than the price at which the fund sold the security. If the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security, the fund will incur a loss which is theoretically unlimited. A fund’s investment strategy of reinvesting proceeds received from selling securities short may effectively create leverage, which can amplify the effects of market volatility on the fund’s share price and make the fund’s returns more volatile. This is because leverage tends to magnify the effect of any increase or decrease in the value of a fund’s portfolio securities. The use of leverage may also cause a fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

• Other investments. In addition to the main investment strategies described above, a fund may make other types of investments, such as investments in preferred stocks, convertible securities and debt instruments. A fund may also loan portfolio securities to earn income. These practices may be subject to other risks, as described under Miscellaneous Investments, Investment Practices and Risks in the SAI.

• Temporary defensive strategies. In response to adverse market, economic, political or other conditions, Putnam Management may take temporary defensive positions, such as investing some or all of

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a fund’s assets in cash and cash equivalents, that differ from the fund’s usual investment strategies. However, Putnam Management may choose not to use these temporary defensive strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause a fund to miss out on investment opportunities, and may prevent a fund from achieving its goal. Additionally, while temporary defensive strategies are mainly designed to limit losses, these strategies may not work as intended.

• Changes in policies. The Trustees may change the funds’ goals, investment strategies and other policies set forth in this prospectus/proxy statement without shareholder approval, except as otherwise provided.

Portfolio turnover rate. A fund’s portfolio turnover rate measures how frequently the fund buys and sells investments. A portfolio turnover rate of 100%, for example, would mean that the fund sold and replaced securities valued at 100% of the fund’s assets within a one-year period. From time to time a fund may engage in frequent trading. Funds with high turnover may be more likely to realize capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance. A fund’s portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions.

These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The turnover rate for Putnam Global Energy Fund was 180% for its most recent fiscal year, while Putnam Global Natural Resources Fund’s turnover rate for its most recent fiscal year was 120%.

Financial intermediary compensation. If you purchase shares of either fund through a broker/dealer or other financial intermediary (such as a bank or financial advisor), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s Web site for more information.

III. Information about the Proposed Merger

General. The shareholders of Putnam Global Energy Fund are being asked to approve a proposed merger between Putnam Global Energy Fund and Putnam Global Natural Resources Fund pursuant to an Agreement and Plan of Reorganization dated [   ], 2017 (the “Agreement”). The Agreement is attached to this prospectus/proxy statement as Appendix A.

Although the term “merger” is used for ease of reference, the transaction is structured as a transfer of all of the assets of Putnam Global Energy Fund to Putnam Global Natural Resources Fund in exchange for the assumption by Putnam Global Natural Resources Fund of all of the liabilities of Putnam Global Energy Fund and for the issuance and delivery to Putnam Global Energy Fund of shares of Putnam Global Natural Resources Fund (the Merger Shares) equal in aggregate net asset value to the net value of the assets transferred to Putnam Global Natural Resources Fund.

After receipt of the Merger Shares, Putnam Global Energy Fund will distribute the Merger Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of Putnam Global Energy Fund, and the legal existence of Putnam Global Energy Fund will be terminated. Each shareholder of Putnam Global Energy Fund will receive a number of full and fractional Merger Shares equal in value at the date of the exchange to the aggregate value of the shareholder’s Putnam Global Energy Fund shares.

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Before the date of the transfer, Putnam Global Energy Fund will declare a distribution to shareholders that will have the effect of distributing to shareholders all of its remaining investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the date of the transfer.

The Trustees have voted unanimously to approve the proposed merger and to recommend that shareholders of Putnam Global Energy Fund also approve the proposed merger. The actions contemplated by the Agreement and the related matters described therein will be consummated only if approved by the holders of a majority of the outstanding voting securities of Putnam Global Energy Fund, as defined in the 1940 Act. A vote of a majority of the outstanding voting securities of Putnam Global Energy Fund is defined in the 1940 Act as the affirmative vote of the lesser of (a) 67% or more of the voting securities of Putnam Global Energy Fund that are present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of Putnam Global Energy Fund are present or represented by proxy at the Meeting; or (b) more than 50% of the outstanding voting securities of Putnam Global Energy Fund.

If shareholders approve the proposed merger, Putnam Management currently expects that Putnam Global Energy Fund may make dispositions of certain portfolio holdings prior to the merger. (However, it is also possible that the combined fund’s portfolio managers could deem it appropriate in their discretion simply to combine the two funds’ portfolios, without disposing of securities in Putnam Global Energy Fund.) These sales, which are anticipated to commence on or about [May 17, 2017] and will not occur unless and until shareholders approve the proposed merger, would result in brokerage commissions and other transaction costs, and may result in the realization of capital gains that would be distributed to shareholders as taxable distributions. Please see “Federal Income Tax Consequences” for information about the expected tax consequences of the proposed merger.

Following the merger, Putnam Management anticipates that Putnam Global Natural Resources Fund may incur brokerage commissions and other transaction costs in connection with reinvesting the proceeds of Putnam Global Energy Fund’s dispositions. These possible transaction costs do not alter Putnam Management’s view that the proposed merger is in the best interests of each fund’s shareholders.

In the event that the proposed merger does not receive the required shareholder approval, Putnam Global Energy Fund will continue to be managed as a separate fund in accordance with its current investment objectives and policies, and the Trustees may consider such alternatives as may be in the best interests of Putnam Global Energy Fund’s and Putnam Global Natural Resources Fund’s shareholders.

Fees and Expenses. The following tables describe the fees and expenses you may pay if you buy and hold shares of the funds, the annual operating expenses for each fund, and the pro forma expenses of Putnam Global Natural Resources Fund, assuming consummation of the proposed merger and based on pro forma combined assets as of September 30, 2016. Please see “Information about the Proposed Merger – Trustees’ Considerations Relating to the Proposed Merger” for information about the expenses of the proposed merger. The shareholder fees (fees paid directly from your investment) are the same for each fund and will not change as a result of the merger. Annual fund operating expenses (expenses that are deducted from fund assets) are described in the table below, and, as shown, the annual fund operating expenses of the combined fund are expected to be lower than the current annual fund operating expenses for both Putnam Global Natural Resources Fund and

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Putnam Global Energy Fund. The lower expense ratio for Putnam Global Natural Resources Fund will be achieved only after the costs of the merger have been paid.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares? beginning on page 53 of the funds’ prospectus, and in How to buy shares beginning on page II-1 of the funds’ SAI.

Shareholder Fees (fees paid directly from your investment) (a)

	Class A	Class B	Class C	Class M	Class R	Class Y

Maximum Sales Charge (Load) Imposed
on Purchases (as a percentage of the
offering price)

Putnam Global Energy Fund	5.75%	NONE	NONE	3.50%	NONE	NONE

Putnam Global Natural Resources Fund	5.75%	NONE	NONE	3.50%	NONE	NONE
	(b)			(b)

Maximum Deferred Sales Charge (Load)
(as a percentage of the original purchase
price or redemption proceeds, whichever
is lower)

Putnam Global Energy Fund	1.00% (c)	5.00%	1.00%	NONE	NONE	NONE
		(d)	(e)
Putnam Global Natural Resources Fund	1.00% (c)	5.00%	1.00%	NONE	NONE	NONE
		(d)	(e)

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

						Total annual
				Total Annual		fund operating
		Distribution		Fund		expenses after
	Management	and service	Other	Operating	Expense	expense
	Fees< >	(12b-1) Fees	Expenses	Expenses	Reimbursement	reimbursement

Putnam
Global
Energy
Fund
Class A	0.63%	0.25%	0.78%	1.66%	(0.33)%	1.33%
Class B	0.63%	1.00%	0.78%	2.41%	(0.33)%	2.08%
Class C	0.63%	1.00%	0.78%	2.41%	(0.33)%	2.08%
Class M	0.63%	0.75%	0.78%	2.16%	(0.33)%	1.83%
Class R	0.63%	0.50%	0.78%	1.91%	(0.33)%	1.58%
Class Y	0.63%	N/A	0.78%	1.41%	(0.33)%	1.08%

Putnam
Global
Natural
Resources
Fund

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						Total annual
				Total Annual		fund operating
		Distribution		Fund		expenses after
	Management	and service	Other	Operating	Expense	expense
	Fees< >	(12b-1) Fees	Expenses	Expenses	Reimbursement	reimbursement

Class A	0.63%	0.25%	0.40%	1.28%
Class B	0.63%	1.00%	0.40%	2.03%
Class C	0.63%	1.00%	0.40%	2.03%
Class M	0.63%	0.75%	0.40%	1.78%
Class R	0.63%	0.50%	0.40%	1.53%
Class Y	0.63%	N/A	0.40%	1.03%

Putnam
Global
Natural
Resources
Fund (pro
forma
combined)
†
Class A	0.63%	0.25%	0.38%	1.26%
Class B	0.63%	1.00%	0.38%	2.01%
Class C	0.63%	1.00%	0.38%	2.01%
Class M	0.63%	0.75%	0.38%	1.76%
Class R	0.63%	0.50%	0.38%	1.51%
Class Y	0.63%	N/A	0.38%	1.01%

(a) Certain investments in class A and class M shares may qualify for discounts on applicable sales charges. See “How do I buy fund shares?” in the prospectus of Putnam Global Natural Resources Fund, dated December 30, 2016, as supplemented, for details.

(b) This sales charge does not apply to the Merger Shares, but will apply to any additional class A or M shares of Putnam Global Natural Resources Fund that a shareholder purchases after the merger.

(c) A deferred sales charge of 1.00% on class A shares may be imposed on certain redemptions of shares bought without an initial sales charge.

(d) The deferred sales charge on class B shares is 5.00% in the first year, declines to 1.00% in the sixth year, and is eliminated thereafter.

(e) The deferred sales charge on class C shares is eliminated after one year.

< > Putnam Management has contractually agreed through December 30, 2017 to limit each fund’s other expenses (not including brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses, and payments under the fund’s investor servicing contract, investment management contract and distribution plans) to an annual rate of 0.20% of the fund’s average net assets and, through August 31, 2018, to limit each fund’s investor servicing fees to an annual rate of 0.250% of the fund’s average net assets. These contractual expense limitations may be modified or discontinued only with approval of the Board of Trustees. For additional information regarding expense limitations during the funds’ most recent fiscal year, see “Charges and Expenses” in the Merger SAI.

† Does not reflect non-recurring expenses related to the merger. If these expenses had been reflected, pro forma other expenses and total annual fund operating expenses would have been higher by 4 basis points.

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The tables are provided to help you understand the expenses of investing in the funds and your share of the operating expenses that each fund incurs and that Putnam Management expects the combined fund to incur in the first year following the proposed merger.

Examples

The following hypothetical examples are intended to help you compare the cost of investing in either fund with the cost of investing in other funds. It assumes that you invest $10,000 in a fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that each fund’s operating expenses remain the same. Only the first year of each period in the example takes into account the expense reimbursement described above for Putnam Global Energy Fund. Your actual costs may be higher or lower.

	1 Year	3 Years	5 Years	10 Years

Putnam Global Energy Fund

Class A	$703	$1,038	$1,397	$2,402
Class B	$711	$1,020	$1,456	$2,536*
Class B (no redemption)	$211	$720	$1,256	$2,536*
Class C	$311	$720	$1,256	$2,722
Class C (no redemption)	$211	$720	$1,256	$2,722
Class M	$529	$972	$1,440	$2,732
Class R	$161	$568	$1,002	$2,207
Class Y	$110	$414	$740	$1,663

Putnam Global Natural Resources
Fund

Class A	$698	$958	$1,237	$2,032
Class B	$706	$937	$1,294	$2,167*
Class B (no redemption)	$206	$637	$1,094	$2,167*
Class C	$306	$637	$1,094	$2,360
Class C (no redemption)	$206	$637	$1,094	$2,360
Class M	$525	$891	$1,281	$2,372
Class R	$156	$484	$835	$1,825
Class Y	$105	$328	$569	$1,261

Putnam Global Natural Resources Fund (pro forma combined)

Class A	$696	$952	$1,227	$2,011
Class B	$704	$931	$1,283	$2,146*
Class B (no redemption)	$204	$631	$1,083	$2,146*
Class C	$304	$631	$1,083	$2,339
Class C (no redemption)	$204	$631	$1,083	$2,339
Class M	$523	$885	$1,271	$2,352
Class R	$154	$477	$824	$1,803
Class Y	$103	$322	$558	$1,237

*Reflects conversion of class B shares to class A shares, which pay lower 12b-1 fees. Such conversions occur automatically eight years after purchase.

Trustees’ Considerations Relating to the Proposed Merger. The Trustees of The Putnam Funds, who serve as Trustees of each of the funds involved in the proposed merger, have carefully considered the anticipated benefits and costs of the proposed merger from the perspective of each fund. Following their

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review, the Trustees, including all of the Independent Trustees, determined that the proposed merger of Putnam Global Energy Fund into Putnam Global Natural Resources Fund would be in the best interests of each fund and its shareholders and that the interests of existing shareholders of each fund would not be diluted by the proposed merger. The Trustees unanimously approved the proposed merger and the Agreement, and recommended approval by shareholders of Putnam Global Energy Fund.

Investment matters. In evaluating the proposed merger, the Trustees analyzed the underlying investment rationale articulated by Putnam Management. The Trustees noted that the funds have identical investment goals and substantially similar investment strategies and policies, although under normal circumstances, Putnam Global Energy Fund invests at least 80% of its net assets in securities of companies in the energy industries, while Putnam Global Natural Resources Fund invests at least 80% of its net assets in securities of companies in the energy or other natural resources industries.

The Trustees considered that Mr. Kauppila has served as a portfolio manager of Putnam Global Natural Resources Fund since 2014 and was appointed to serve as the portfolio manager of Putnam Global Energy Fund commencing on November 1, 2016. The Trustees also considered that Putnam Global Natural Resources Fund has had a better performance record than Putnam Global Energy Fund over multiple time periods. In addition, the Trustees considered Putnam Management’s belief that, as a natural resources equity product, Putnam Global Natural Resources Fund may offer better investment opportunities for shareholders in an inflationary environment, as Putnam Management has found that natural resource equity securities are highly correlated to commodities and commodities may offer some protection against inflation. The Trustees also considered that the combined fund would be expected to have improved commercial prospects and asset growth potential.

Performance. The Trustees reviewed the historical investment performance of each fund and observed that, as of the periods ended September 30, 2016, Putnam Global Natural Resources Fund had outperformed Putnam Global Energy Fund over the one-year, three-year and five-year periods.

Ongoing fund expenses. Putnam Management informed the Trustees that, as a result of the merger, the combined Putnam Global Natural Resources Fund is expected to have a lower total expense ratio than the current total expense ratio for Putnam Global Energy Fund. The Trustees reviewed the savings in annual fund operating expenses that Putnam Global Energy Fund shareholders were expected to experience as shareholders of the combined Putnam Global Natural Resources Fund, based on Putnam Management’s unaudited estimates of the funds’ expense ratios as of September 30, 2016 and the expected pro forma expense ratios based on combined assets of the funds as of the same date. They noted that both funds pay management fees which incorporate asset-level breakpoints based on the size of all Putnam open-end mutual fund net assets (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). At every asset level, the Trustees noted, Putnam Global Natural Resources Fund pays the same management fee as a percentage of net assets as Putnam Global Energy Fund.

Additional information that the Trustees considered is presented in “Questions and Answers Regarding the Proposed Merger—5. How do the management fees and other expenses of the funds compare, and what are they estimated to be following the proposed merger?” and in “Information about the Proposed Merger—Fees and Expenses.”

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Tax matters. The Trustees also considered the tax effects of the proposed merger. The Trustees took into account the fact that, although this result is not free from doubt, the proposed merger is expected to be a tax-free transaction for federal income tax purposes. They also took into account other anticipated tax effects of the proposed merger, including the consequences that the blending of existing tax attributes of the two funds would have on taxable shareholders. These and other federal income tax consequences are discussed below under the heading “Federal Income Tax Consequences.”

Costs of the proposed merger. The Trustees took into account the expected costs of the proposed merger, including proxy solicitation costs, accounting fees and legal fees. The Trustees weighed these costs against the expected benefits of the proposed merger. The Trustees considered Putnam Management’s recommendation that, since both funds are expected to benefit from the proposed merger, legal and accounting expenses, as well as the cost of printing and mailing this prospectus/proxy statement, should be allocated evenly between the acquired and acquiring funds. In addition, the Trustees considered Putnam Management’s recommendation that proxy solicitation costs should be allocated to the fund conducting the shareholder meeting (Putnam Global Energy Fund). The Trustees also considered that, as a result of a contractual expense limitation of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) applicable to the funds, Putnam Management would bear all of the costs allocated to Putnam Global Energy Fund and a substantial portion of the costs allocated to Putnam Global Natural Resources Fund. The Trustees considered that the funds are expected to bear costs in the following approximate amounts:

	Putnam Global Energy	Putnam Global Natural
Expenses	Fund	Resources Fund

Proxy Solicitation	$12,052	$—

Printing and Mailing Prospectus/Proxy Statement	$10,656	$10,656

Legal	$125,000	$125,000

Audit	$11,750	$11,750

Total Expenses (Before Reimbursement)	$159,458	$147,406

Reimbursement through Expense Subsidies	($159,458)	($65,159)

Total Expenses	$—	$82,247

Net Assets (at September 30, 2016)	$31,382,507	$164,493,310

Total Expenses (as a % of Net Assets at September	0%	0.05%
30, 2016)

Other factors. The Trustees also took into account a number of other factors, including: (1) the classification and relative performance information for each fund by independent research firms such as Morningstar, Inc. and Thomson Reuters Lipper; (2) the performance history of each fund as compared to its benchmark index; (3) the volatility of each fund’s portfolio relative to the market; (4) the net assets of each fund and the market capitalization ranges of each fund’s investments; (5) the possibility of additional economies of scale or reduced diseconomies of scale; and (6) the terms of the Agreement.

Agreement and Plan of Reorganization. The proposed merger will be governed by the Agreement, a copy of which is attached as Appendix A. The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

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The Agreement provides that Putnam Global Natural Resources Fund will acquire all of the assets of Putnam Global Energy Fund in exchange for the assumption by Putnam Global Natural Resources Fund of all of the liabilities of Putnam Global Energy Fund and for the issuance of full and fractional Merger Shares of each class equal in value to the value of the transferred assets attributable to shares of the corresponding class of Putnam Global Energy Fund net of assumed liabilities attributable to the class. Valuations for the proposed merger will be determined at 4:00 p.m., Eastern Time, on [June 16], 2017, or such earlier or later time or date as may be agreed upon by the parties (the “Valuation Time”). The shares will be issued on the business day (the “Exchange Date”) following the Valuation Time.

Immediately following its receipt of the Merger Shares on the Exchange Date, Putnam Global Energy Fund will distribute the full and fractional Merger Shares, pro rata, to its shareholders of record as of the close of business on the Exchange Date. Merger Shares of each class will be distributed to holders of shares of the corresponding class of Putnam Global Energy Fund. As a result of the proposed merger, each shareholder of Putnam Global Energy Fund will receive a number of Merger Shares of each class equal in aggregate value at the Exchange Date to the value of Putnam Global Energy Fund shares of the corresponding class held by the shareholder. Putnam Global Natural Resources Fund will issue the Merger Shares, registered in the name of Putnam Global Energy Fund, to Putnam Global Energy Fund. Putnam Global Natural Resources Fund will then, in accordance with written instructions furnished by Putnam Global Energy Fund, re-register the Merger Shares in the names of the shareholders of Putnam Global Energy Fund in an amount representing the respective number of full and fractional Merger Shares of each class due the shareholder.

The consummation of the proposed merger is subject to the conditions set forth in the Agreement. The Agreement may be terminated and the proposed merger abandoned at any time before the Exchange Date (before or after approval by shareholders of Putnam Global Energy Fund) by mutual consent of Putnam Global Natural Resources Fund and Putnam Global Energy Fund or, if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, by that party.

If shareholders of Putnam Global Energy Fund approve the proposed merger, Putnam Global Energy Fund will liquidate any of its portfolio securities that Putnam Global Natural Resources Fund indicates it does not wish to acquire. The Agreement provides that this liquidation will be substantially completed before the Exchange Date, unless Putnam Global Energy Fund and Putnam Global Natural Resources Fund agree otherwise. Putnam Global Energy Fund shareholders will bear the portfolio trading costs associated with this liquidation to the extent that it is completed before the Exchange Date. To the extent that the liquidation is not completed by the Exchange Date, shareholders of the combined fund will bear these costs.

The fees and expenses associated with the proposed merger are estimated to be [$306,864]. These fees and expenses, representing legal and accounting expenses, portfolio transfer taxes (if any), the costs of printing and mailing this prospectus/proxy statement or other similar expenses incurred in connection with the consummation of the proposed merger and related transactions contemplated by the Agreement, will be allocated evenly between the two funds, except that proxy solicitation costs will be borne by Putnam Global Energy Fund. However, as a result of a contractual expense limitation of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) applicable to the funds, Putnam Management will bear all of the costs allocated to Putnam Global Energy Fund and [$65,159] of the costs allocated to Putnam Global Natural Resources Fund. Thus, an estimated [$224,617] will be paid by Putnam Management and [$82,247] will be paid by Putnam Global Natural Resources Fund. Of the total fees and expenses

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associated with the proposed merger, if not for the expense limitation described above, an estimated [$159,458] were to be paid by Putnam Global Energy Fund and an estimated [$147,406] were to be paid by Putnam Global Natural Resources Fund. However, to the extent that any payment by either fund of such fees or expenses would result in the disqualification of Putnam Global Natural Resources Fund or Putnam Global Energy Fund as a “regulated investment company” within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”), such fees and expenses will be paid directly by the party incurring them.

Description of the Merger Shares. The Merger Shares are class A, class B, class C, class M, and class Y shares of Putnam Global Natural Resources Fund. Each class of Merger Shares has identical characteristics to shares of the corresponding class of Putnam Global Energy Fund. The Merger Shares do not include class T shares because these shares are not yet available for purchase. Putnam Global Energy Fund shareholders receiving Merger Shares will not pay an initial sales charge on the shares. Your Merger Shares will be subject to a contingent deferred sales charge to the same extent that your Putnam Global Energy Fund shares were subject to such a charge. In other words, your Merger Shares will be treated as having been purchased on the date you purchased your Putnam Global Energy Fund shares and for the price you originally paid, potentially subject to certain adjustments. For purposes of determining the conversion date of the class B Merger Shares into class A shares of Putnam Global Natural Resources Fund, the Merger Shares will be treated as having been purchased on the date you originally purchased your Putnam Global Energy Fund shares (so that the conversion date of the shares will be unchanged by the merger). For more detail on the characteristics of each class of Merger Shares, please see the “How do I buy fund shares?” section of the prospectus of Putnam Global Natural Resources Fund, dated December 30, 2016, as supplemented.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of Putnam Global Natural Resources Fund. However, the Amended and Restated Agreement and Declaration of Trust of Putnam Global Natural Resources Fund disclaims shareholder liability for acts or obligations of Putnam Global Natural Resources Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by Putnam Global Natural Resources Fund or its Trustees. The Amended and Restated Agreement and Declaration of Trust provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of Putnam Global Natural Resources Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Putnam Global Natural Resources Fund would be unable to meet its obligations. The likelihood of such circumstances is remote. The shareholders of Putnam Global Energy Fund are currently subject to this same risk of shareholder liability.

Federal Income Tax Consequences. As a condition to each fund’s obligation to consummate the transactions contemplated by the Agreement, the funds will receive a tax opinion from Ropes & Gray LLP, counsel to the funds (which opinion will be based on certain factual representations and customary assumptions and subject to certain qualifications), substantially to the effect that, although the matter is not free from doubt, on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for federal income tax purposes:

(i) the acquisition by Putnam Global Natural Resources Fund of substantially all of the assets of Putnam Global Energy Fund solely in exchange for Merger Shares and the assumption by Putnam Global Natural Resources Fund of liabilities of Putnam Global Energy Fund followed by the distribution by Putnam Global Energy Fund to its shareholders of Merger Shares in complete liquidation of Putnam Global Energy Fund, all pursuant to the Agreement, will constitute a reorganization within the meaning of Section 368(a) of the Code, and Putnam

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Global Energy Fund and Putnam Global Natural Resources Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii) under Sections 361 and 357 of the Code, no gain or loss will be recognized by Putnam Global Energy Fund upon the transfer of its assets to Putnam Global Natural Resources Fund pursuant to the Agreement in exchange for Merger Shares and the assumption of Putnam Global Energy Fund’s liabilities by Putnam Global Natural Resources Fund or upon the distribution of Merger Shares by Putnam Global Energy Fund to its shareholders in liquidation of Putnam Global Energy Fund, except for (A) any gain or loss recognized on (1) “Section 1256 contracts” as defined in Section 1256(b) of the Code or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss required to be recognized (1) as a result of the closing of the tax year of Putnam Global Energy Fund, (2) upon the termination of a position, or (3) upon the transfer of an asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code;

(iii) under Section 354 of the Code, no gain or loss will be recognized by shareholders of Putnam Global Energy Fund upon the exchange of their shares of Putnam Global Energy Fund for Merger Shares;

(iv) under Section 358 of the Code, the aggregate tax basis of the Merger Shares a Putnam Global Energy Fund shareholder receives pursuant to the Agreement will be the same as the aggregate tax basis of the Putnam Global Energy Fund shares exchanged therefor;

(v) under Section 1223(1) of the Code, a Putnam Global Energy Fund shareholder’s holding period for the Merger Shares received pursuant to the Agreement will be determined by including the period during which such shareholder held or is treated for federal income tax purposes as having held the Putnam Global Energy Fund shares exchanged therefor, provided that the shareholder held those Putnam Global Energy Fund shares as capital assets;

(vi) under Section 1032 of the Code, no gain or loss will be recognized by Putnam Global Natural Resources Fund upon the receipt of the assets of Putnam Global Energy Fund in exchange for Merger Shares and the assumption by Putnam Global Natural Resources Fund of the liabilities of Putnam Global Energy Fund;

(vii) under Section 362(b) of the Code, Putnam Global Natural Resources Fund’s tax basis in the assets of Putnam Global Energy Fund transferred to Putnam Global Natural Resources Fund pursuant to the Agreement will be the same as Putnam Global Energy Fund’s tax basis immediately prior to the transfer, increased by any gain or decreased by any loss required to be recognized as described in (ii) above;

(viii) under Section 1223(2) of the Code, the holding period in the hands of Putnam Global Natural Resources Fund of each Putnam Global Energy Fund asset transferred to Putnam Global Natural Resources Fund pursuant to the Agreement, other than certain assets with respect to which gain or loss is required to be recognized as described in (ii) above, will include the period during which such asset was held or treated for federal income tax purposes as held by Putnam Global Energy Fund; and

(ix) Putnam Global Natural Resources Fund will succeed to and take into account the items of Putnam Global Energy Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

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Putnam Global Natural Resources Fund will file the tax opinion with the SEC shortly after completion of the proposed merger. The opinion will be based on certain factual certifications made by officers of Putnam Global Energy Fund and Putnam Global Natural Resources Fund and will also be based on customary assumptions and subject to certain qualifications. The opinion will note and distinguish certain published precedent. The opinion is not a guarantee that the tax consequences of the proposed merger will be as described above. There is no assurance that the Internal Revenue Service will agree with the opinion. If the proposed merger were consummated but did not qualify as a tax-free reorganization, Putnam Global Energy Fund shareholders would recognize a taxable gain or loss equal to the difference between their tax basis in their Putnam Global Energy Fund shares and the fair market value of the shares of Putnam Global Natural Resources Fund received.

Although the merger is expected to be a tax-free reorganization for federal income tax purposes, there will nonetheless be tax implications. Portfolio assets of Putnam Global Energy Fund may be sold in connection with the proposed merger. The actual tax impact of any such sales will depend on the difference between the price at which the portfolio assets are sold and Putnam Global Energy Fund’s tax basis in the assets. If sales take place before the date of the proposed merger, any net capital gains recognized in these sales will be distributed to Putnam Global Energy Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains over net-realized short-term capital losses) and/or ordinary dividends (to the extent of net realized short-term capital gains over net realized long-term capital losses) during or with respect to the year of sale. These distributions will be taxable to shareholders. If sales take place after the date of the proposed merger, any net capital gains recognized in these sales will be distributed to shareholders of the combined fund and will be taxable to shareholders in the manner described in the immediately preceding sentence. Also, because the proposed merger will end the tax year of Putnam Global Energy Fund, it could accelerate distributions to shareholders from Putnam Global Energy Fund for its short tax year ending on the date of the merger. Those tax year-end distributions will be taxable and will include any capital gains resulting from portfolio turnover prior to the merger.

Before consummating the proposed merger, Putnam Global Energy Fund will, and Putnam Global Natural Resources Fund may, declare a distribution to shareholders that, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net capital gains, including those realized on the disposition of portfolio securities in connection with the proposed merger effected prior to the merger. These distributions will be taxable to shareholders.

Furthermore, differences between the funds’ unrealized gains and losses and tax loss carryforwards, and tax rules limiting the use of certain of those losses to offset gains following the merger, may affect the timing and amount of future capital gain distributions paid to shareholders. Putnam Global Natural Resources Fund’s ability to carry forward its or Putnam Global Energy Fund’s pre-merger capital losses and to use them to offset future gains may be limited as a result of the merger. First, “pre-acquisition losses” of either Putnam Global Natural Resources Fund or Putnam Global Energy Fund (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become unavailable to offset gains of the combined fund. Second, one fund’s pre-acquisition losses cannot be used to offset unrealized gains in the other fund that are “built in” at the time of the merger and that exceed certain thresholds (“non-de minimis built-in gains”) for five tax years. Third, Putnam Global Energy Fund’s loss carryforwards, as limited under the previous two rules, are permitted to offset only that portion of the income of Putnam Global Natural Resources Fund for the taxable year of the merger that is equal to the portion of Putnam Global Natural Resources Fund’s taxable year that follows the date of the merger (prorated according to number of days). Therefore, in certain circumstances, shareholders of either fund may pay taxes sooner, or pay more taxes, than they would have had the merger not occurred.

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In addition, the combined fund resulting from the merger will have tax attributes that reflect a blending of the tax attributes of Putnam Global Natural Resources Fund and Putnam Global Energy Fund at the time of the merger (including as affected by the rules described above). Therefore, the shareholders of each fund will receive a proportionate share of any “built-in” (unrealized) gains in the other fund’s assets, as well as, in the case of Putnam Global Energy Fund shareholders, any taxable gains realized by Putnam Global Natural Resources Fund but not distributed to its shareholders before the merger, when Putnam Global Natural Resources Fund eventually distributes those gains. As a result, shareholders of either fund may receive a greater amount of taxable distributions than they would have had the merger not occurred. Any pre-acquisition losses of Putnam Global Energy Fund (whether realized or unrealized) remaining after the operation of the limitation rules described above will become potentially available to offset capital gains realized after the merger and thus may reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent the merger, such that the benefit of those losses to Putnam Global Energy Fund shareholders may be further reduced relative to what the benefit would have been had the merger not occurred.

The amount of realized and unrealized gains and losses of each fund, as well as the size of each fund, at the time of the merger will determine the extent to which the funds’ respective losses, both realized and unrealized, will be available to reduce gains realized by the combined fund following the merger, and consequently the extent to which the combined fund may be required to distribute gains to its shareholders earlier than would have been the case absent the merger. Thus, the impact of the rules described above will depend on factors that are currently unknown, and this impact cannot be calculated precisely before the merger.

The following paragraphs and tables provide a brief summary of the tax impacts, due to the above-described rules and the combination of the tax attributes of the two funds, of the merger had it occurred on September 30, 2016. The summary is based on the gain/loss characteristics of the funds as of September 30, 2016 and assumes that a hypothetical merger of the funds took place on that date. The gain/loss characteristics and net assets of each fund, and of the combined fund, on the actual date of the merger will differ, perhaps significantly, from those on September 30, 2016. For example, as a result of potential portfolio turnover of Putnam Global Energy Fund, that fund’s tax situation, and thus the actual tax impacts of the merger, could differ substantially from those described below. Because the tax impact of the merger depends on each fund’s relative tax situation at the time of the merger, which situation will be different, and perhaps significantly different, than the tax situation on September 30, 2016, the tax impacts of the merger will differ, perhaps significantly, from those described below.

As of September 30, 2016, Putnam Global Energy Fund had realized losses (in the form of carryforwards and year-to-date (“YTD”) net realized losses) equal to about $16.6 million, or roughly 52.76% of its own NAV, and built-in gains equal to about $2.83 million, or roughly 9% of its own NAV, and Putnam Global Natural Resources Fund had realized losses (also in the form of carryforwards and YTD net realized losses) equal to about $116.52 million, or roughly 72.98% of its own NAV, and built-in gains equal to about $0.82 million, or roughly 0.52% of its own NAV. Had the merger occurred on September 30, 2016, the combined fund would have had losses (net of unrealized built-in gains) equal to approximately $117.22 million, or roughly 61.33% of the net assets of the combined fund. As of September 30, 2016, Putnam Global Natural Resources Fund thus had proportionately larger losses than Putnam Global Energy Fund. These losses would have been sufficient to offset any gains realized by the combined fund during the first four years following the merger. Thereafter, the sharing of those losses over a larger shareholder base as a result of the merger would have given rise to a very small potential tax cost to Putnam Global Natural Resources Fund shareholders who held their shares for five or more years following the merger. Putnam Global Energy Fund shareholders holding their shares for five or more years following the merger would also have potentially experienced a small tax cost as a result of the merger. Putnam Global Energy Fund’s $16.6 million of losses would have been subject to an annual

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limitation of about $484,500 per year. Although Putnam Global Energy Fund’s shareholders would have shared in the proportionally larger losses of Putnam Global Natural Resources Fund following the merger, losses of Putnam Global Natural Resources Fund equal to almost $49 million (approximately 31% of that fund and approximately 26% of the combined fund) would have expired at the close of the second taxable year of the combined fund following the merger and would have become unavailable to offset losses of the combined fund realized thereafter. The combination of this expiration and the annual limitation imposed on Putnam Global Energy Fund’s losses would have caused Putnam Global Energy Fund shareholders holding their shares for five or more years following the merger to experience a small potential tax cost as a result of the merger. The rules limiting the ability of the combined fund to use pre-merger losses of one fund to offset built-in gains of the other fund for five years following the merger would technically have applied to both funds, but would likely not have had a significant practical effect.

Summary Information (in $ Millions)

				Capital Loss
				Carryforwards,
				Net of (including)
				YTD Gain/(Loss)
			YTD Net	or YTD Gain Net	Current Net
		Capital Loss	Realized	of Capital Loss	Unrealized
Fund	Net Assets	Carryforwards	Gain/(Loss)	Carryforwards	Gain/(Loss)

Putnam Global	$31.47	($6.58)	($10.02)	($16.6)	$2.83
Energy Fund

Putnam Global	$159.66	($82.31)	($34.21)	($116.52)	$0.82
Natural Resources
Fund

Putnam Global	$191.12			($120.88)	$3.65
Natural Resources
Fund (combined
pro forma after
merger and after
Loss Limitation*

* Showing merger of Putnam Global Energy Fund into Putnam Global Natural Resources Fund. The pro forma figures in this chart represent the position of each fund following a hypothetical merger on 9/30/2016. The amount shown as “Capital Loss Carryforwards, Net of (including) YTD Gain/(Loss) or YTD Gain Net of Capital Loss Carryforwards” represents the sum of the capital loss carryforwards, if any, and YTD realized gains/losses (the amounts that would be shown in the previous two columns) of the combined fund post-merger, after taking any Section 382 loss limitation and any expiration of losses as a result of the closing of Putnam Global Energy Fund’s taxable year into account; this amount may not be fully available to the combined fund in any given year because the tax laws limit the use of Putnam Global Natural Resources Fund’s and Putnam Global Energy Fund’s pre-merger losses to offset gains realized by the combined fund. This number does not take into account potential limitations under Section 381 of the Code, which could limit the use of pre-merger losses of Putnam Global Natural Resources Fund against post-merger current year gains of the combined fund in the year of the merger, and Section 384 of the Code, which prohibits the use of pre-merger losses of either fund to offset gains that were “built in” to the other fund at the time of the merger, if and when those gains are realized. Please note that the pro forma figures for post-merger losses may not be the sum of the pre-merger losses due to the limitations on the use of pre-merger losses and due to the potentially accelerated expiration of Putnam Global Energy Fund’s losses as a result of the merger.

The tax principles described above are not expected to change. However, their application will change prior to the merger because of market developments and fluctuation, any pre-merger realignments or other sales of portfolio securities that might occur or that have already occurred, and shareholder activity in the funds, among other changes. This description of the federal income tax consequences of the

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proposed merger is made without regard to the particular facts and circumstances of any shareholder, though it is applicable only to a situation when a fund’s shares are held in a taxable account. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the proposed merger, including the applicability and effect of state, local and other tax laws.

Capitalization. The following table shows on an unaudited basis the capitalization of the funds as of August 31, 2016, and on a pro forma combined basis, giving effect to the proposed merger as of that date:

				Putnam Global
				Natural Resources
		Putnam Global		Fund
		Natural Resources	Pro Forma	Pro Forma
(Unaudited)	Putnam Global Energy Fund	Fund	Adjustment	Combined

Net assets
(in thousands)*
Class A	$14,365,944	$128,826,923	(65,242)	$143,127,625
Class B	$3,016,343	$4,492,893	(2,275)	$7,506,961
Class C	$7,001,881	$6,142,925	(3,111)	$13,141,695
Class M	$263,434	$2,270,928	(1,150)	$2,533,212
Class R	$1,676,733	$7,496,880	(3,797)	$9,169,816
Class Y	$4,035,464	$13,174,823	(6,672)	$17,203,615
Total

Shares outstanding
(in thousands) †
Class A	1,963,672	8,320,661	(1,035,806)	9,248,527
Class B	426,094	332,741	(202,705)	556,130
Class C	988,545	445,409	(480,855)	953,099
Class M	36,604	156,705	(18,426)	174,883
Class R	232,442	497,309	(121,215)	608,536
Class Y	546,417	841,611	(288,631)	1,099,397
Total

Net asset value per share
Class A	$7.32	$15.48		$15.48
Class B	$7.08	$13.50		$13.50
Class C	$7.08	$13.79		$13.79
Class M	$7.20	$14.49		$14.49
Class R	$7.21	$15.07		$15.07
Class Y	$7.39	$15.65		$15.65

* Pro forma combined net assets reflect the costs associated with the proposed merger, which are estimated to be [$306,864]. These fees and expenses, representing legal and accounting expenses, portfolio transfer taxes (if any), the costs of printing and mailing this prospectus/proxy statement or other similar expenses incurred in connection with the consummation of the proposed merger, will be allocated evenly between the two funds, except that proxy solicitation costs will be borne by Putnam Global Energy Fund. However, as a result of a contractual expense limitation, Putnam Management will bear all of the costs allocated to Putnam Global Energy Fund and [$65,159] of the costs allocated to Putnam Global Natural Resources Fund. Thus, an estimated [$224,617] will be paid by Putnam Management and [$82,247] will be paid by Putnam Global Natural Resources Fund. Of the total costs associated with the proposed merger, if not for the expense limitation, an estimated [$159,458] were to be paid by Putnam Global Energy Fund and an estimated [$147,406] were to be paid by Putnam Global Natural Resources Fund.

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† Reflects the issuance of the following shares of Putnam Global Natural Resources Fund in a tax-free exchange for the net assets of Putnam Global Energy Fund as of August 31, 2016, less anticipated merger-related expenses:

Class A: 927,866
Class B: 223,389
Class C: 507,690
Class M: 18,178
Class R: 111,227
Class Y: 257,786

Unaudited narrative pro forma financial information of the funds for the twelve month period ended August 31, 2016, is included in the Merger SAI. Because the Agreement provides that Putnam Global Natural Resources Fund will be the surviving fund following the proposed merger and because Putnam Global Natural Resources Fund’s investment objectives and policies will remain unchanged, the unaudited narrative pro forma financial information reflects the transfer of the assets and liabilities of Putnam Global Energy Fund to Putnam Global Natural Resources Fund as contemplated by the Agreement.

The Trustees, including the Independent Trustees, unanimously recommend approval of the proposed merger.

IV. Information about Voting and the Shareholder Meeting

General. This prospectus/proxy statement is furnished in connection with the proposed merger of Putnam Global Energy Fund into Putnam Global Natural Resources Fund and the solicitation of proxies by and on behalf of the Trustees for use at the Meeting. The Meeting is to be held on [May 16], 2017, at [ ] Eastern Time, on the 8th Floor of One Post Office Square, Boston, Massachusetts, or at such later time as is made necessary by adjournment. The Notice of the Meeting, the prospectus/proxy statement and the enclosed form of proxy are being mailed to shareholders on or about [March 16], 2017.

As of [ ], 2017, Putnam Global Energy Fund had the following shares outstanding:

Share Class	Number of Shares Outstanding

Class A
Class B
Class C
Class M
Class R
Class Y

Only shareholders of record on [February 28], 2017 (the “Record Date”) will be entitled to notice of and to vote at the Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

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Required Vote. Proxies are being solicited from Putnam Global Energy Fund’s shareholders by its Trustees for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specifications, FOR approval of the proposed merger and the Agreement. The transactions contemplated by the Agreement will be consummated only if approved by a majority of the outstanding voting securities of Putnam Global Energy Fund, as defined in the 1940 Act. A vote of a majority of the outstanding voting securities of Putnam Global Energy Fund is defined in the 1940 Act as the affirmative vote of the lesser of (a) 67% or more of the voting securities of Putnam Global Energy Fund that are present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of Putnam Global Energy Fund are present or represented by proxy at the Meeting; or (b) more than 50% of the outstanding voting securities of Putnam Global Energy Fund.

Proxies from Putnam Global Natural Resources Fund’s shareholders are not being solicited because their approval or consent is not necessary for consummation of the proposed merger.

Record Date, Quorum and Methods of Tabulation. Shareholders of record of Putnam Global Energy Fund at the close of business on the Record Date will be entitled to vote at the Meeting or any adjournment thereof. Shareholders of all classes vote together as a single class. The holders of 30% of the shares of Putnam Global Energy Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting.

Votes cast by proxy or in person at the meeting will be counted by persons appointed by Putnam Global Energy Fund as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. Shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes have the effect of a negative vote on the proposal. Treating broker non-votes as negative votes may result in the proposal not being approved, even though the votes cast in favor would have been sufficient to approve the proposal if some or all of the broker non-votes had been withheld. In certain circumstances in which a fund has received sufficient votes to approve a matter being recommended for approval by the fund’s Trustees, the fund may request that brokers and nominees, in their discretion, withhold or withdraw submission of broker non-votes to avoid the need for solicitation of additional votes in favor of the proposal. A fund may also request that selected brokers and nominees, in their discretion, submit broker non-votes, if doing so is necessary to obtain a quorum.

The documents that authorize Putnam Fiduciary Trust Company or Putnam Investor Services to act as Trustee for certain individual retirement accounts (including traditional, Roth and SEP IRAs, 403(b)(7) accounts and Coverdell Education Savings Accounts) provide that if an account owner does not submit voting instructions for his or her shares, Putnam Fiduciary Trust Company or Putnam Investor Services will vote such shares in the same proportions as other shareholders with similar accounts have submitted voting instructions for their shares. Shareholders should be aware that this practice, known as “echo-voting,” may have the effect of increasing the likelihood that the proposal will be approved and that Putnam Fiduciary Trust Company or Putnam Investor Services, each of which is an affiliate of Putnam Management, may benefit indirectly from the approval, in accordance with the Trustees’ recommendation, of the proposal.

Other Business. The Trustees know of no matters other than those described in this prospectus/proxy statement to be brought before the Meeting. If, however, any other matters properly come before the

34

Meeting, proxies will be voted on these matters in accordance with the judgment of the persons named in the enclosed proxy card(s).

Share Ownership.

Putnam Global Energy Fund

At November 30, 2016, the officers and Trustees of the fund as a group owned less than 1% of the outstanding shares of each class of the fund, except class Y, of which they owned 1.57%, and, except as noted below, no person owned of record or to the knowledge of the fund beneficially 5% or more of any class of shares of the fund.

			Assuming
			Completion of
		Percentage	the Proposed
Class	Shareholder name and address	owned	Merger*

	PERSHING, LLC
A	1 PERSHING PLZ	12.47%	1.34%
	JERSEY CITY NJ 07399-0001

	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
A	499 WASHINGTON BLVD	8.25%	0.89%
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY NJ 07310-2010

	CHARLES SCHWAB & CO INC
	CLEARING ACCOUNT
A	FOR THE EXCLUSIVE BENEFIT OF THEIR CUSTOMERS	6.83%	0.73%
	101 MONTGOMERY ST
	SAN FRANCISCO CA 94104-4151

	LPL FINANCIAL
	--OMNIBUS CUSTOMER ACCOUNT--
A	ATTN: LINDSAY O'TOOLE	5.11%	0.55%
	4707 EXECUTIVE DRIVE
	SAN DIEGO CA 92121-3091

	PERSHING, LLC
B	1 PERSHING PLZ	17.93%	7.71%
	JERSEY CITY NJ 07399-0001

	LPL FINANCIAL
	--OMNIBUS CUSTOMER ACCOUNT--
B	ATTN: LINDSAY O'TOOLE	9.62%	4.14%
	4707 EXECUTIVE DRIVE
	SAN DIEGO CA 92121-3091

	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
B	499 WASHINGTON BLVD	8.80%	3.79%
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY NJ 07310-2010

	PERSHING, LLC
C	1 PERSHING PLZ	38.10%	21.09%
	JERSEY CITY NJ 07399-0001

	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
C		9.93%	5.50%
	499 WASHINGTON BLVD
	ATTN: MUTUAL FUNDS DEPT 4TH FL

35

	JERSEY CITY NJ 07310-2010

	WFCS, LLC
	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF
C	CUSTOMER	9.12%	5.05%
	2801 MARKET ST
	SAINT LOUIS MO 63103-2523

	CHARLES SCHWAB & CO INC
	CLEARING ACCOUNT
C	FOR THE EXCLUSIVE BENEFIT OF THEIR CUSTOMERS	8.52%	4.72%
	101 MONTGOMERY ST
	SAN FRANCISCO CA 94104-4151

	LPL FINANCIAL
	--OMNIBUS CUSTOMER ACCOUNT--
M	ATTN: LINDSAY O'TOOLE	21.79%	2.49%
	4707 EXECUTIVE DRIVE
	SAN DIEGO CA 92121-3091

	CHRISTINA U COLLINS IRA PLAN
M	32 HIDDEN COVE DR	11.64%	1.33%
	CHURCHVILLE PA 18966-1531

	PERSHING, LLC
M	1 PERSHING PLZ	11.31%	1.29%
	JERSEY CITY NJ 07399-0001

	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
M	499 WASHINGTON BLVD	7.57%	0.87%
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY NJ 07310-2010

	JAMES C DICK SEP IRA PLAN
M	A/C JAMES C DICK	5.85%	0.67%
	27463 443RD AVE
	MARION SD 57043-5441

	SPECIALTY EYECARE GROUP
	SEP IRA PLAN
M	A/C DAVID KADING	5.19%	0.59%
	21302 50TH DR SE
	WOODINVILLE WA 98072-8377

	SPECIALTY EYECARE GROUP
	SEP IRA PLAN
M	A/C KRISTI KADING	5.19%	0.59%
	21302 50TH DR SE
	WOODINVILLE WA 98072-8377

	KOREY J HOFER
M	ROTH IRA PLAN	5.03%	0.58%
	44076 273RD ST
	MARION SD 57043-5459

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS
R	ATTN FUND ADMINISTRATION	52.31%	10.56%
	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484

	CHARLES MCCOMB & LOWELL KAHN TTEE F
	HARTLAND BUILDING & RESTORATION COM
R	C/O FASCORE LLC	9.91%	2.00%
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

R	CRAIG HEBRINK TTEE	9.32%	1.88%

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	COOP COUNTRY FARMERS ELEVATORS 401K
	C/O FASCORE LLC
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

	ASCENSUS TRUST COMPANY
	FBO FINISH LINE TECHNOLOGIES INC 401K
R	213029	5.78%	1.17%
	PO BOX 10758
	FARGO ND 58106-0758

	GREAT WEST TRUST COMPANY, LLC -
Y	THE PUTNAM RETIREMENT PLAN	45.85%	11.77%
	8515 E ORCHARD RD 2T2
	GREENWOOD VILLAGE, CO 80111-5002

	PERSHING, LLC
Y	1 PERSHING PLZ	20.08%	5.16%
	JERSEY CITY NJ 07399-0001

	WFCS, LLC
	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF
Y	CUSTOMER	7.93%	2.04%
	2801 MARKET ST
	SAINT LOUIS MO 63103-2523

	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
Y	499 WASHINGTON BLVD	7.59%	1.95%
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY NJ 07310-2010

* Percentage owned assuming completion of the proposed merger on November 30, 2016.

Putnam Global Natural Resources Fund

At November 30, 2016, the officers and Trustees of the fund as a group owned less than 1% of the outstanding shares of each class of the fund, except class Y, of which they owned 2.47%, and, except as noted below, no person owned of record or to the knowledge of the fund beneficially 5% or more of any class of shares of the fund.

			Assuming
			Completion of
		Percentage	the Proposed
Class	Shareholder name and address	owned	Merger*

	PERSHING, LLC
A	1 PERSHING PLZ	8.16%	7.28%
	JERSEY CITY NJ 07399-0001

	PERSHING, LLC
B	1 PERSHING PLZ	11.39%	6.50%
	JERSEY CITY NJ 07399-0001

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS
B	ATTN FUND ADMINISTRATION	10.43%	5.95%
	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484

	MORGAN STANLEY SMITH BARNEY
B	HARBORSIDE FINANCIAL CENTER	6.65%	3.79%
	PLAZA 2, 3RD FLOOR
	JERSEY CITY NJ 07311

37

	WFCS, LLC
	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF
B	CUSTOMER	6.51%	3.71%
	2801 MARKET ST
	SAINT LOUIS MO 63103-2523

	PERSHING, LLC
C	1 PERSHING PLZ	11.43%	5.10%
	JERSEY CITY NJ 07399-0001

	WFCS, LLC
	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF
C	CUSTOMER	7.53%	3.36%
	2801 MARKET ST
	SAINT LOUIS MO 63103-2523

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS
C	ATTN FUND ADMINISTRATION	6.50%	2.90%
	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484

	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
C	499 WASHINGTON BLVD	6.00%	2.68%
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY NJ 07310-2010

	MATRIX TRUST COMPANY CUST.
	FBO DELTA CONCRETE & INDUSTRIAL CONTRAC
M	717 17TH STREET	5.99%	5.31%
	SUITE 1300
	DENVER CO 80202-3304

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS
R	ATTN FUND ADMINISTRATION	34.80%	27.49%
	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484

	RELIANCE TRUST CO CUSTODIAN
R	FBO MASSMUTUAL OMNIBUS PLL/SMF	7.49%	5.91%
	P.O. BOX 48529
	ATLANTA GA 30362-1529

	GREAT-WEST TRUST COMPANY, LLC -
Y	THE PUTNAM RETIREMENT PLAN	31.99%	23.78%
	8515 E ORCHARD RD 2T2
	GREENWOOD VILLAGE, CO 80111-5002

	WFCS, LLC
	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF
Y	CUSTOMER	25.42%	18.90%
	2801 MARKET ST
	SAINT LOUIS MO 63103-2523

	MORGAN STANLEY SMITH BARNEY
Y	HARBORSIDE FINANCIAL CENTER	7.80%	5.80%
	PLAZA 2, 3RD FLOOR
	JERSEY CITY NJ 07311

	MERRILL LYNCH FOR THE SOLE BENEFIT OF ITS CUSTOMERS
Y	ATTN FUND ADMINISTRATION	5.33%	3.96%
	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484

* Percentage owned assuming completion of the proposed merger on November 30, 2016.

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Solicitation of Proxies. In addition to soliciting proxies by mail, the Trustees of The Putnam Funds and employees of Putnam Management and Putnam Investor Services, as well as their agents, may solicit proxies in person or by telephone. Putnam Global Energy Fund may arrange to have a proxy solicitation firm call you to record your voting instructions by telephone. The procedures for voting proxies by telephone are designed to authenticate shareholders’ identities, to allow them to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Shareholders would be called at the phone number Putnam Management or Putnam Investor Services has in its records for their accounts (or that Putnam Management or Putnam Investor Services obtains from agents acting on behalf of financial intermediaries, in the case of shares held in street name through a bank, broker or other financial intermediary) and would be given an opportunity to authenticate their identities and to authorize the proxies to vote their shares at the Meeting in accordance with their instructions. To ensure that shareholders’ instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Putnam Global Energy Fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the Meeting. Putnam Global Energy Fund is unaware of any such challenge at this time.

Shareholders of Putnam Global Energy Fund also have the opportunity to submit their voting instructions over the Internet by using a program provided by a third-party vendor hired by Putnam Management or by automated telephone service. The giving of a proxy will not affect your right to vote in person should you decide to attend the Meeting. To vote online using the Internet, please access the Internet address listed on the proxy card and follow the instructions on the Internet site. To record your voting instructions using the automated telephone service, use the toll-free number listed on your proxy card. The Internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly.

Putnam Global Energy Fund generally maintains confidentiality in the voting of proxies. Consistent with this policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting, including brokers and nominees.

Expense of the Solicitation. For managing the proxy campaign, [ ] will receive a fee plus reimbursement for out-of-pocket expenses. [ ] will also receive fees in connection with assembling, mailing and transmitting the notice of meeting, proxy statement and related materials on behalf of Putnam Global Energy Fund, tabulating those votes that are received, and any solicitation of additional votes. While the fees received by [ ] will vary based on the level of additional solicitation necessary to achieve quorum and shareholder approval, the fees paid to [ ] are estimated to be approximately $[12,052]. In addition, banks, brokers, or other financial intermediaries holding shares as nominees will be reimbursed, upon request, for their reasonable expenses in sending solicitation materials to the principals of the accounts and tabulating those instructions that are received. After reimbursement of these expenses, it is estimated that Putnam Global Energy Fund would incur total costs of $[ ] in connection with the proxy campaign. Other costs associated with the proxy campaign include the expenses of the preparation, printing and delivery of proxy materials. Putnam Global Energy Fund has retained [ ] to aid in the solicitation of instructions for nominee and registered accounts, for a fee not to exceed $[ ] plus reasonable out-of-pocket expenses. The expenses of the preparation of proxy statements and related materials were to be borne by Putnam Global Energy Fund, but Putnam Management will bear all of the costs allocated to Putnam Global Energy Fund as a result of a contractual expense limitation.

Revocation of Proxies. Giving your proxy, whether by returning the proxy card(s) or providing voting instructions over the Internet or by telephone, does not affect your right to attend the Meeting and vote in

39

person. Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted (i) by a written revocation received by the Clerk of Putnam Global Energy Fund, (ii) by properly executing and submitting a later-dated proxy, (iii) by recording later-dated voting instructions by telephone or via the Internet, or (iv) by attending the Meeting and voting in person. If your shares are held in street name through a bank, broker or other financial intermediary, please check your voting instruction form or contact your bank, broker or other financial intermediary for instructions on how to change or revoke your vote.

Adjournment. To the extent permitted by your fund’s Amended and Restated Agreement and Declaration of Trust and Amended and Restated Bylaws, any meeting of shareholders may, by action of the chair of the meeting, be adjourned from time to time without notice (other than announcement at the meeting at which the adjournment is taken) with respect to one or more matters to be considered at the meeting to a designated date (which may be more than 120 days after the date initially set for the meeting), time and place, whether or not a quorum is present with respect to such matter. Upon motion of the chair of the meeting, the question of adjournment may be submitted to a vote of the shareholders, and in that case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the shares present and entitled to vote with respect to the matter or matters to be adjourned and, if approved, the adjournment shall take place without further notice (other than announcement at the meeting at which the adjournment is taken). If the quorum required for the Meeting has not been met, the persons named as proxies intend to propose adjournment of the meeting and to vote all shares that they are entitled to vote in favor of such adjournment. If the quorum required for the Meeting has been met, but sufficient votes in accordance with the Trustees’ recommendation are not received by the time scheduled for the meeting, the persons named as proxies may also propose adjournment of the meeting in order to permit solicitation of additional proxies. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in accordance with the Trustees’ recommendation. They will vote against adjournment those proxies required to be voted contrary to the Trustees’ recommendation. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at a meeting, including shares that are represented by broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment. Adjournments of the Meeting may be proposed for a reasonable period or periods to permit further solicitation of proxies. Due to the expense limitation referenced above, Putnam Management will bear the costs of any additional solicitation and of any adjourned session.

Duplicate mailings. As permitted by SEC rules, Putnam Management’s policy is to send a single copy of the prospectus/proxy statement to shareholders who share the same last name and address, unless a shareholder previously has requested otherwise. Separate proxy cards will be included with the prospectus/proxy statement for each account registered at that address. If you would prefer to receive your own copy of the prospectus/proxy statement, please contact Putnam Investor Services by phone at 1-800-225-1581 or by mail at P.O. Box 8383, Boston, MA 02266-8383.

Financial information. Your fund’s Clerk will furnish to you, upon request and without charge, a copy of the fund’s annual report for its most recent fiscal year, and a copy of its semiannual report for any subsequent semiannual period. You may direct these requests to Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383 or by phone at 1-800-225-1581. You may also access copies of these reports by visiting Putnam’s website at www.putnam.com/individual.

The Trustees, including the Independent Trustees, have carefully reviewed the terms of the proposed merger and unanimously recommend that shareholders of Putnam Global Energy Fund approve the proposed merger.

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V. Additional Information about Putnam Global Natural Resources Fund

References to the “fund” in this section refer to Putnam Global Natural Resources Fund.

Purchase and sale of fund shares

You can open an account, purchase and/or sell fund shares, or exchange them for shares of another Putnam fund by contacting your financial advisor or by calling Putnam Investor Services at 1-800-225-1581.

When opening an account, you must complete and mail a Putnam account application, along with a check made payable to the fund, to: Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383. The minimum initial investment of $500 is currently waived, although Putnam reserves the right to reject initial investments under $500 at its discretion. There is no minimum for subsequent investments.

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange (NYSE) is open. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply.

Tax Information

The fund’s distributions will be taxed as ordinary income or capital gains unless you hold the shares through a tax-advantaged arrangement, in which case you will generally be taxed only upon withdrawal of monies from the arrangement.

Who oversees and manages the fund?

The fund’s Trustees. As a shareholder of a mutual fund, you have certain rights and protections, including representation by a Board of Trustees. The Putnam Funds’ Board of Trustees oversees the general conduct of the fund’s business and represents the interests of the Putnam fund shareholders. At least 75% of the members of the Putnam Funds’ Board of Trustees are independent, which means they are not officers of the fund or affiliated with Putnam Investment Management, LLC (Putnam Management).

The Trustees periodically review the fund’s investment performance and the quality of other services such as administration, custody, and investor services. At least annually, the Trustees review the fees paid to Putnam Management and its affiliates for providing or overseeing these services, as well as the overall level of the fund’s operating expenses. In carrying out their responsibilities, the Trustees are assisted by an administrative staff, auditors and legal counsel that are selected by the Trustees and are independent of Putnam Management and its affiliates.

Contacting the fund’s Trustees

Address correspondence to:
The Putnam Funds Trustees
One Post Office Square
Boston, MA 02109

The fund’s investment manager. The Trustees have retained Putnam Management, which has managed mutual funds since 1937, to be the fund’s investment manager, responsible for making investment decisions for the fund and managing the fund’s other affairs and business.

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The basis for the Trustees’ approval of the fund’s management contract and the sub-management and sub-advisory contracts described below is discussed in the fund’s annual report to shareholders dated August 31, 2016.

The fund pays a monthly management fee to Putnam Management. The fee is calculated by applying a rate to the fund’s average net assets for the month. The rate is based on the monthly average of the aggregate net assets of all open-end funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets), and generally declines as the aggregate net assets increase.

The fund paid Putnam Management a management fee (after any applicable waivers) of 0.62% of average net assets for the fund’s last fiscal year.

Putnam Management’s address is One Post Office Square, Boston, MA 02109.

Putnam Management has retained its affiliate Putnam Investments Limited (PIL) to make investment decisions for such fund assets as may be designated from time to time for its management by Putnam Management. PIL is not currently managing any fund assets. If PIL were to manage any fund assets, Putnam Management (and not the fund) would pay a quarterly sub-management fee to PIL for its services at the annual rate of 0.35% of the average net asset value (NAV) of any fund assets managed by PIL. PIL, which provides a full range of international investment advisory services to institutional clients, is located at Cassini House, 57–59 St James’s Street, London, England, SW1A 1LD.

Putnam Management and PIL have retained their affiliate The Putnam Advisory Company, LLC (PAC) to make investment decisions for such fund assets as may be designated from time to time for its management by Putnam Management or PIL, as applicable. PAC is not currently managing any fund assets. If PAC were to manage any fund assets, Putnam Management or PIL, as applicable (and not the fund), would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average NAV of any fund assets managed by PAC. PAC, which provides financial services to institutions and individuals through separately-managed accounts and pooled investment vehicles, has its headquarters at One Post Office Square, Boston, MA 02109, with additional investment management personnel located in Singapore.

Pursuant to these arrangements, Putnam investment professionals who are based in foreign jurisdictions may serve as portfolio managers of the fund or provide other investment services, consistent with local regulations.

Portfolio managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of the fund’s portfolio.

Portfolio manager	Joined fund	Employer	Positions over past five years

		Putnam Management	Analyst
2012 – Present
Christopher Eitzmann	2012	Raptor Capital
		Management	Equity Research Analyst
2009-2012

		Putnam Management	Analyst
September 2014 –
Present
Ryan Kauppila	2014	Citigroup	Equity Analyst
2011 – September 2014
		Nomura International	Equity Research Analyst
2008 – 2011

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The fund’s SAI provides information about these individuals’ compensation, other accounts managed by these individuals and these individuals’ ownership of securities in the fund.

Portfolio holdings. The SAI includes a description of the fund’s policies with respect to the disclosure of its portfolio holdings. For more specific information on the fund’s portfolio, you may visit the Putnam Investments website, putnam.com/individual, where the fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the website until the fund files a Form N-CSR or N-Q with the SEC for the period that includes the date of the information, after which such information can be found on the SEC’s website at http://www.sec.gov.

How does the fund price its shares?

The price of the fund’s shares is based on its NAV. The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the scheduled close of regular trading on the NYSE each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values all other investments and assets at their fair value, which may differ from recent market prices. For example, the fund may value a stock at its fair value when the relevant exchange closes early or trading in the stock is suspended. It may also value a stock at fair value if recent transactions in the stock have been very limited or if, in the case of a security traded on a market that closes before the NYSE closes, material information about the issuer becomes available after the close of the relevant market.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 4:00 p.m. Eastern Time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund’s NAV. Because foreign markets may be open at different times than the NYSE, the value of the fund’s shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close before the close of the NYSE and, therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by a fund to a significant extent. As noted above, the value determined for an investment using the fund’s fair value pricing procedures may differ from recent market prices for the investment.

The fund’s most recent NAV is available on Putnam Investments’ website at putnam.com/individual or by contacting Putnam Investor Services at 1-800-225-1581.

How do I buy fund shares?

Opening an account

You can open a fund account and purchase class A, B, C, M (and T as of [March 1, 2017]) shares by contacting your financial representative or Putnam Investor Services at 1-800-225-1581 and obtaining a Putnam account application. The completed application, along with a check made payable to the fund, must then be returned to Putnam Investor Services at the following address:

Putnam Investor Services

43

P.O. Box 8383

Boston, MA 02266-8383

You can open a fund account with as little as $500. The minimum investment is waived if you make regular investments weekly, semi-monthly or monthly through automatic deductions from your bank checking or savings account. Although Putnam is currently waiving the minimum, it reserves the right to reject initial investments under the minimum at its discretion.

The fund sells its shares at the offering price, which is the NAV plus any applicable sales charge (class A, class M, and, as of [March 1, 2017], class T shares only). Your financial representative or Putnam Investor Services generally must receive your completed buy order before the close of regular trading on the NYSE for your shares to be bought at that day’s offering price.

If you participate in an employer-sponsored retirement plan that offers the fund, please consult your employer for information on how to purchase shares of the fund through the plan, including any restrictions or limitations that may apply.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the fund is unable to collect the required information, Putnam Investor Services may not be able to open your account. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships, must also provide additional documentation. Putnam Investor Services may share identifying information with third parties for the purpose of verification. If Putnam Investor Services cannot verify identifying information after opening your account, the fund reserves the right to close your account at the then-current NAV, which may be more or less than your original investment, net of any applicable sales charges.

Also, the fund may periodically close to new purchases of shares or refuse any order to buy shares if the fund determines that doing so would be in the best interests of the fund and its shareholders.

Purchasing additional shares

Once you have an existing account, you can make additional investments at any time in any amount in the following ways:

• Through a financial representative. Your representative will be responsible for furnishing all necessary documents to Putnam Investor Services and may charge you for his or her services.

• Through Putnam’s Systematic Investing Program. You can make regular investments weekly, semi-monthly or monthly through automatic deductions from your bank checking or savings account.

• Via the Internet or phone. If you have an existing Putnam fund account and you have completed and returned an Electronic Investment Authorization Form, you can buy additional shares online at putnam.com or by calling Putnam Investor Services at 1-800-225-1581.

• By mail. You may also request a book of investment stubs for your account. Complete an investment stub and write a check for the amount you wish to invest, payable to the fund. Return the check and investment stub to Putnam Investor Services.

• By wire transfer. You may buy fund shares by bank wire transfer of same-day funds. Please call Putnam Investor Services at 1-800-225-1581 for wiring instructions. Any commercial bank can transfer same-day funds by wire. The fund will normally accept wired funds for investment on the day received if they are received by the fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you for wiring same-day funds. Although the fund’s designated bank does not currently charge you for receiving same-day funds, it reserves the right to charge for this service. You cannot buy shares for employer-sponsored retirement plans by wire transfer.

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Which class of shares is best for me? The fund’s prospectus offers you four classes of fund shares: A, B, C, and M. Employer-sponsored retirement plans may also choose class R shares, and certain investors described below may also choose class Y shares. Class T shares will be offered as of [March 1, 2017]. Each share class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure, as illustrated in the Fund summaries - Fees and expenses section, allowing you and your financial representative to choose the class that best suits your investment needs. When you purchase shares of a fund, you must choose a share class. Deciding which share class best suits your situation depends on a number of factors that you should discuss with your financial representative, including:

• How long you expect to hold your investment. Class B shares charge a contingent deferred sales charge (CDSC) on redemptions that is phased out over the first six years; class C shares charge a CDSC on redemptions in the first year.

• How much you intend to invest. While investments of less than $100,000 can be made in any share class, classes A and M offer sales charge discounts starting at $50,000. Class T shares will offer sales charge discounts starting at investments of $250,000.

• Total expenses associated with each share class. Each share class offers a different combination of up-front and ongoing expenses. Generally, the lower the up-front sales charge, the greater the ongoing expenses.

Here is a summary of the differences among the classes of shares

Class A shares

• Initial sales charge of up to 5.75%

• Lower sales charges available for investments of $50,000 or more

• No deferred sales charge (except that a deferred sales charge of 1.00% may be imposed on certain redemptions of shares bought without an initial sales charge)

• Lower annual expenses, and higher dividends, than class B, C or M shares because of lower 12b-1 fees

• Potential for higher initial sales charge than class T shares; however, right of accumulation and statement of intention discounts (described in this prospectus/proxy statement) are not applicable to class T shares.

Class B shares

• No initial sales charge; your entire investment goes to work immediately

• Deferred sales charge of up to 5.00% if shares are sold within six years of purchase

• Higher annual expenses, and lower dividends, than class A, M or T shares because of higher 12b-1 fees

• Convert automatically to class A shares after eight years, thereby reducing future 12b-1 fees

• Orders for class B shares of one or more Putnam funds will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $100,000 or more. Investors considering cumulative purchases of $100,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

Class C shares

• No initial sales charge; your entire investment goes to work immediately

• Deferred sales charge of 1.00% if shares are sold within one year of purchase

• Higher annual expenses, and lower dividends, than class A, M or T shares because of higher 12b-1 fees

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• No conversion to class A shares, so no reduction in future 12b-1 fees

• Orders for class C shares of one or more Putnam funds, other than class C shares sold to employer-sponsored retirement plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

Class M shares

• Initial sales charge of up to 3.50%

• Lower sales charges available for investments of $50,000 or more

• No deferred sales charge

• Lower annual expenses, and higher dividends, than class B or C shares because of lower 12b-1 fees

• Higher annual expenses, and lower dividends, than class A or T shares because of higher 12b-1 fees

• No conversion to class A shares, so no reduction in future 12b-1 fees

• Orders for class M shares of one or more Putnam funds, other than class M shares sold to employer-sponsored retirement plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

Class R shares (available only to employer-sponsored retirement plans)

• No initial sales charge; your entire investment goes to work immediately

• No deferred sales charge

• Lower annual expenses, and higher dividends, than class B, C or M shares because of lower 12b-1 fees

• Higher annual expenses, and lower dividends, than class A or T shares because of higher 12b-1 fees

• No conversion to class A shares, so no reduction in future 12b-1 fees.

Class T shares

• Initial sales charge of up to 2.50%

• Lower sales charges available for investments of $250,000 or more

• No deferred sales charge

• Lower annual expenses, and higher dividends, than class B, C or M shares because of lower 12b-1 fees

• Potential for lower initial sales charge than class A shares, however, right of accumulation and statement of intention discounts (described in this prospectus/proxy statement) are not applicable to class T shares.

Class Y shares (available only to investors listed below)

• The following investors may purchase class Y shares if approved by Putnam:

- employer-sponsored retirement plans that are clients of third-party administrators (including affiliates of Putnam) that have entered into agreements with Putnam and offer institutional share class pricing (no sales charge or 12b-1 fee);

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- bank trust departments and trust companies that have entered into agreements with Putnam and offer institutional share class pricing to their clients;

- corporate IRAs administered by Putnam, if another retirement plan of the sponsor is eligible to purchase class Y shares;

- college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code;

- other Putnam funds and Putnam investment products;

- investors purchasing shares through an asset-based fee program that regularly offers institutional share classes and that is sponsored by a registered broker-dealer or other financial institution;

- clients of a financial representative who are charged a fee for consulting or similar services;

- corporations, endowments and foundations that have entered into an arrangement with Putnam;

- fee-paying clients of a registered investment advisor (RIA) who initially invests for clients an aggregate of at least $100,000 in Putnam funds;

- investment companies (whether registered or private), both affiliated and unaffiliated with Putnam;

- current and retired Putnam employees and their immediate family members (including an employee’s spouse, domestic partner, fiancé(e), or other family members who are living in the same household) as well as, in each case, Putnam-offered health savings accounts, individual retirement accounts (IRAs), and other similar tax-advantaged plans solely owned by the foregoing individuals; current and retired directors of Putnam Investments, LLC; current and retired Great-West Life & Annuity Insurance Company employees; and current and retired Trustees of the fund. Upon the departure of any member of this group of individuals from Putnam, Great-West Life & Annuity Insurance Company, or the fund’s Board of Trustees, the member’s class Y shares convert automatically to class A shares, unless the member’s departure is a retirement, as determined by Putnam in its discretion for employees and directors of Putnam and employees of Great-West Life & Annuity Insurance Company and by the Board of Trustees in its discretion for Trustees; provided that conversion will not take place with respect to class Y shares held by former Putnam employees and their immediate family members in health savings accounts where it is not operationally practicable due to platform or other limitations; and

- personal and family member IRAs of registered representatives and other employees of broker-dealers and other financial institutions having a sales agreement with Putnam Retail Management, if (1) the registered representative or other employee is the broker of record or financial representative for the account, (2) the broker-dealer or other financial institution’s policies prohibit the use of class A shares or other classes of fund shares that pay 12b-1 fees in such accounts to avoid potential prohibited transactions under Internal Revenue Service rules due to the account owners’ status as “disqualified persons” under those rules, and (3) the broker-dealer or other financial institution has an agreement with Putnam Retail Management related to the use of class Y shares in these accounts.

Trust companies or bank trust departments that purchased class Y shares for trust accounts may transfer them to the beneficiaries of the trust accounts, who may continue to hold them or exchange them for class Y shares of other Putnam funds. Defined contribution plans (including corporate IRAs) that purchased class Y shares under prior eligibility criteria may continue to purchase class Y shares.

• No initial sales charge; your entire investment goes to work immediately

• No deferred sales charge

• Lower annual expenses, and higher dividends, than class A, B, C, M, R or T shares because of no 12b-1 fees.

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Initial sales charges for class A and M shares

	Class A sales charge as a		Class M sales charge as a
	percentage of*:		percentage of*:

Amount of purchase at	Net amount	Offering	Net amount	Offering
offering price ($)	invested	price**	invested	price**

Under 50,000	6.10%	5.75%	3.63%	3.50%

50,000 but under 100,000	4.71	4.50	2.56	2.50

100,000 but under 250,000	3.63	3.50	1.52	1.50

250,000 but under 500,000	2.56	2.50	1.01	1.00

500,000 but under 1,000,000	2.04	2.00	1.01	1.00

1,000,000 and above	NONE	NONE	N/A***	N/A***

* Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges you pay may be more or less than these percentages.

** Offering price includes sales charge.

*** The fund will not accept purchase orders for class M shares (other than by employer-sponsored retirement plans) where the total of the current purchase, plus existing account balances that are eligible to be linked under a right of accumulation (as described below) is $1 million or more.

Initial sales charges for class T shares

	Class T sales charge as a percentage of*:

Amount of purchase at offering price	Net amount	Offering
(Transaction level) ($)	invested	price**
Under 249,000	[ ]%	2.50%
250,000 but under 499,999	[ ]	2.00
500,000 but under 999,999	[ ]	1.50
1,000,000 and above	[ ]	1.00

* Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges you pay may be more or less than these percentages.

** Offering price includes sales charge.

Reducing your class A or class M sales charge

The fund offers two principal ways for you to qualify for discounts on initial sales charges on class A and class M shares, often referred to as "breakpoint discounts":

Right of accumulation. You can add the amount of your current purchases of class A or class M shares of the fund and other Putnam funds to the value of your existing accounts in the fund and other Putnam funds. Individuals can also include purchases by, and accounts owned by, their spouse and minor children, including accounts established through different financial representatives. For your current purchases, you will pay the initial sales charge applicable to the total value of the linked accounts and

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purchases, which may be lower than the sales charge otherwise applicable to each of your current purchases. Shares of Putnam money market funds, other than money market fund shares acquired by exchange from other Putnam funds, are not included for purposes of the right of accumulation.

To calculate the total value of your existing accounts and any linked accounts, the fund will use the higher of (a) the current maximum public offering price of those shares or (b) if you purchased the shares after December 31, 2007, the initial value of the total purchases, or, if you held the shares on December 31, 2007, the market value at maximum public offering price on that date, in either case, less the market value on the applicable redemption date of any of those shares that you have redeemed.

Statement of intention. A statement of intention is a document in which you agree to make purchases of class A or class M shares in a specified amount within a period of 13 months. For each purchase you make under the statement of intention, you will pay the initial sales charge applicable to the total amount you have agreed to purchase. While a statement of intention is not a binding obligation on you, if you do not purchase the full amount of shares within 13 months, the fund will redeem shares from your account in an amount equal to the difference between the higher initial sales charge you would have paid in the absence of the statement of intention and the initial sales charge you actually paid.

Account types that may be linked with each other to obtain breakpoint discounts using the methods described above include:

•Individual accounts

•Joint accounts

•Accounts established as part of a retirement plan and IRA accounts (some restrictions may apply)

•Shares of Putnam funds owned through accounts in the name of your dealer or other financial intermediary (with documentation identifying beneficial ownership of shares)

•Accounts held as part of a Section 529 college savings plan managed by Putnam Management (some restrictions may apply).

In order to obtain a breakpoint discount, you should inform your financial representative at the time you purchase shares of the existence of other accounts or purchases that are eligible to be linked for the purpose of calculating the initial sales charge. The fund or your financial representative may ask you for records or other information about other shares held in your accounts and linked accounts, including accounts opened with a different financial representative. Restrictions may apply to certain accounts and transactions. Further details about breakpoint discounts can be found on Putnam Investments’ website at putnam.com/individual by selecting Mutual Funds, then Pricing and performance, and then About fund costs, and in the fund’s SAI.

Additional reductions and waivers of sales charges. In addition to the breakpoint discount methods described above for class A and class M shares, the fund may sell the classes of shares specified below without a sales charge or CDSC under the circumstances described below. The sales charge and CDSC waiver categories described below do not apply to customers purchasing shares of the fund through any of the financial intermediaries specified in Appendix B (each, a “Specified Intermediary”).

Different financial intermediaries may impose different sales charges. Please refer to Appendix B for the sales charge or CDSC waivers that are applicable to each Specified Intermediary.

Class A and class M shares

The fund may sell class A and class M shares without a sales charge under the following circumstances:

(i) to current and former Trustees of the fund, their family members, business and personal associates; current and former employees of Putnam Management and certain current and former corporate affiliates,

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their family members, business and personal associates; employer-sponsored retirement plans for the foregoing; and partnerships, trusts or other entities in which any of the foregoing has a substantial interest;

(ii) to clients of administrators or other service providers of employer-sponsored retirement plans which have entered into agreements with Putnam Retail Management or Putnam Investor Services, Inc. or an affiliate (for purposes of this waiver, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs) (not applicable to tax-exempt funds);

(iii) to registered representatives and other employees of broker-dealers having sales agreements with Putnam Retail Management; employees of financial institutions having sales agreements with Putnam Retail Management or otherwise having an arrangement with any such broker-dealer or financial institution with respect to sales of fund shares; and their immediate family members (spouses and children under age 21, including stepchildren and adopted children);

(iv) to a trust department of any financial institution purchasing shares of the fund in its capacity as trustee of any trust (other than a tax-qualified retirement plan trust), through an arrangement approved by Putnam Retail Management, if the value of the shares of the fund and other Putnam funds purchased or held by all such trusts exceeds $1 million in the aggregate;

(v) to clients of (i) broker-dealers, financial institutions, financial intermediaries or registered investment advisors that are approved by Putnam Retail Management and charge a fee for advisory or investment services or (ii) broker-dealers, financial institutions, or financial intermediaries that have entered into an agreement with Putnam Retail Management to offer shares through a fund “supermarket” or retail self directed brokerage account with or without the imposition of a transaction fee;

(vi) to college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code of 1986, as amended (the “Code”); and

(vii) to Shareholders reinvesting the proceeds from a Putnam Corporate IRA Plan distribution into a nonretirement plan account.

Class B and class C shares

A CDSC is waived in the event of a redemption under the following circumstances:

(i) A withdrawal from a Systematic Withdrawal Plan (“SWP”) of up to 12% of the net asset value of the account (calculated as set forth in the SAI);

(ii) a redemption of shares that are no longer subject to the CDSC holding period therefor;

(iii) a redemption of shares that were issued upon the reinvestment of distributions by the fund;

(iv) a redemption of shares that were exchanged for shares of another Putnam fund, provided that the shares acquired in such exchange or subsequent exchanges (including shares of a Putnam money market fund or Putnam Short Duration Income Fund) will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires;

(v) in the case of individual, joint or Uniform Transfers to Minors Act accounts, in the event of death or post-purchase disability of a shareholder, for the purpose of paying benefits pursuant to tax-qualified retirement plans ("Benefit Payments"), or, in the case of living trust accounts, in the event of the death or post-purchase disability of the settlor of the trust.

Class T shares

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The fund may sell class T shares without a sales charge under the following circumstances:

(i) upon reinvestment of distributions by the fund; and

(ii) upon exchange of shares of other classes of the fund.

The methods of reducing the sales charge through the right of accumulation and the statement of intention described above with respect to class A and M shares do not apply to class T shares.

Additional information about reductions and waivers of sales charges, including deferred sales charges, is included in the SAI. You may consult your financial representative or Putnam Retail Management for assistance.

How do I sell or exchange fund shares? You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the NYSE is open, either through your financial representative or directly to the fund.

If you redeem your shares shortly after purchasing them, your redemption payment for the shares may be delayed until the fund collects the purchase price of the shares, which may be up to 10 calendar days after the purchase date.

Regarding exchanges, not all Putnam funds offer all classes of shares or may be open to new investors. If you exchange shares otherwise subject to a deferred sales charge, the transaction will not be subject to the deferred sales charge. When you redeem the shares acquired through the exchange, however, the redemption may be subject to the deferred sales charge, depending upon when and from which fund you originally purchased the shares. The deferred sales charge will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest deferred sales charge applicable to your class of shares. For purposes of computing the deferred sales charge, the length of time you have owned your shares will be measured from the date of original purchase, unless you originally purchased the shares from another Putnam fund that does not directly charge a deferred sales charge, in which case the length of time you have owned your shares will be measured from the date you exchange those shares for shares of another Putnam fund that does charge a deferred sales charge, and will not be affected by any subsequent exchanges among funds.

Selling or exchanging shares through your financial representative. Your representative must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day’s NAV, less any applicable deferred sales charge. Your representative will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge you for his or her services.

Selling or exchanging shares directly with the fund. Putnam Investor Services must receive your request in proper form before the close of regular trading on the NYSE in order to receive that day’s NAV, less any applicable deferred sales charge.

By mail. Send a letter of instruction signed by all registered owners or their legal representatives to Putnam Investor Services. If you have certificates for the shares you want to sell or exchange, you must return them unendorsed with your letter of instruction.

By telephone. You may use Putnam’s telephone redemption privilege to redeem shares valued at less than $100,000 unless you have notified Putnam Investor Services of an address change within the preceding 15 days, in which case other requirements may apply. Unless you indicate otherwise on the account application, Putnam Investor Services will be authorized to accept redemption instructions received by telephone. A telephone exchange privilege is currently available for amounts up to $500,000. Sale or exchange of shares by telephone is not permitted if there are certificates for your shares. The telephone redemption and exchange privileges may be modified or terminated without notice.

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Via the Internet. You may also exchange shares via the Internet at putnam.com/individual.

Shares held through your employer’s retirement plan. For information on how to sell or exchange shares of the fund that were purchased through your employer’s retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.

Additional requirements. In certain situations, for example, if you sell shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or surviving joint owner. For more information concerning Putnam’s signature guarantee and documentation requirements, contact Putnam Investor Services.

The fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds. Consult Putnam Investor Services before requesting an exchange. Ask your financial representative or Putnam Investor Services for prospectuses of other Putnam funds. Some Putnam funds are not available in all states.

Deferred sales charges for class B, class C and certain class A shares

If you sell (redeem) class B shares within six years of purchase, you will generally pay a deferred sales charge according to the following schedule:

Year after purchase	1	2	3	4	5	6	7+

Charge	5%	4%	3%	3%	2%	1%	0%

A deferred sales charge of 1.00% will apply to class C shares if redeemed within one year of purchase. Class A shares that are part of a purchase of $1 million or more (other than by an employer-sponsored retirement plan) will be subject to a 1.00% deferred sales charge if redeemed within nine months of purchase.

Deferred sales charges will be based on the lower of the shares’ cost and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. You may sell shares acquired by reinvestment of distributions without a charge at any time.

Payment information. The fund generally sends you payment for your shares the business day after your request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law. You will not receive interest on uncashed redemption checks. Redemption proceeds may be paid in securities or other property rather than in cash.

Redemption by the fund. If you own fewer shares than the minimum set by the Trustees (presently 20 shares), the fund may redeem your shares without your permission and send you the proceeds after providing you with at least 60 days’ notice to attain the minimum. To the extent permitted by applicable law, the fund may also redeem shares if you own more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

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Policy on excessive short-term trading

• Risks of excessive short-term trading. Excessive short-term trading activity may reduce the fund’s performance and harm all fund shareholders by interfering with portfolio management, increasing the fund’s expenses and diluting the fund’s NAV. Depending on the size and frequency of short-term trades in the fund’s shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or to buy or sell portfolio securities it would not have bought or sold otherwise. The need to execute additional portfolio transactions due to these cash flows may also increase the fund’s brokerage and administrative costs and, for investors in taxable accounts, may increase taxable distributions received from the fund.

Because the fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later scheduled close of trading on the NYSE, the time as of which the fund determines its NAV. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

Because the fund invests in securities that may trade infrequently or may be more difficult to value, such as securities of smaller companies, it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund’s investments. In addition, the market for securities of smaller companies may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund’s shares, which will reduce the fund’s performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, the fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities, including below-investment-grade bonds.

• Fund policies. In order to protect the interests of long-term shareholders of the fund, Putnam Management and the fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. In addition, Putnam Management monitors activity in those shareholder accounts about which it possesses the necessary information in order to detect excessive short-term trading patterns and takes steps to deter excessive short-term traders.

• Account monitoring. Putnam Management’s Compliance Department currently uses multiple reporting tools to detect short-term trading activity occurring in accounts for investors held directly with the Putnam funds as well as within accounts held through certain financial intermediaries. Putnam Management measures excessive short-term trading in the fund by the number of “round trip” transactions above a specified dollar amount within a specified period of time. A “round trip” transaction is defined as a purchase or exchange into a fund followed, or preceded by, a redemption or exchange out of the same fund. Generally, if an investor has been identified as having completed two “round trip” transactions with values above a specified amount within a rolling 90-day period, Putnam Management will issue the investor and/or his or her financial intermediary, if any, a written warning. Putnam Management’s practices for measuring excessive short-term trading activity and issuing warnings may change from time to time. Certain types of transactions are exempt from monitoring, such as those in connection with systematic investment or withdrawal plans and reinvestment of dividend and capital gain distributions.

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• Account restrictions. In addition to these monitoring practices, Putnam Management and the fund reserve the right to reject or restrict purchases or exchanges for any reason. Continued excessive short-term trading activity by an investor or intermediary following a warning may lead to the termination of the exchange privilege for that investor or intermediary. Putnam Management or the fund may determine that an investor’s trading activity is excessive or otherwise potentially harmful based on various factors, including an investor’s or financial intermediary’s trading history in the fund, other Putnam funds or other investment products, and may aggregate activity in multiple accounts in the fund or other Putnam funds under common ownership or control for purposes of determining whether the activity is excessive. If the fund identifies an investor or intermediary as a potential excessive trader, it may, among other things, require future trades to be submitted by mail rather than by phone or over the Internet, impose limitations on the amount, number, or frequency of future purchases or exchanges, or temporarily or permanently bar the investor or intermediary from investing in the fund or other Putnam funds. The fund may take these steps in its discretion even if the investor’s activity does not fall within the fund’s current monitoring parameters.

• Limitations on the fund’s policies. There is no guarantee that the fund will be able to detect excessive short-term trading in all accounts. For example, Putnam Management currently does not have access to sufficient information to identify each investor’s trading history, and in certain circumstances there are operational or technological constraints on its ability to enforce the fund’s policies. In addition, even when Putnam Management has sufficient information, its detection methods may not capture all excessive short-term trading.

In particular, many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with the fund. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers and third-party administrators. The fund is generally not able to identify trading by a particular beneficial owner within an omnibus account, which makes it difficult or impossible to determine if a particular shareholder is engaging in excessive short-term trading. Putnam Management monitors aggregate cash flows in omnibus accounts on an ongoing basis. If high cash flows or other information indicate that excessive short-term trading may be taking place, Putnam Management will contact the financial intermediary, plan sponsor or recordkeeper that maintains accounts for the beneficial owner and attempt to identify and remedy any excessive trading. However, the fund’s ability to monitor and deter excessive short-term traders in omnibus accounts ultimately depends on the capabilities and cooperation of these third-party financial firms. A financial intermediary or plan sponsor may impose different or additional limits on short-term trading.

Distribution plans and payments to dealers

Putnam funds are distributed primarily through dealers (including any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator, and any other institution having a selling, services, or any similar agreement with Putnam Retail Management or one of its affiliates). In order to pay for the marketing of fund shares and services provided to shareholders, the fund has adopted distribution and service (12b-1) plans, which increase the annual operating expenses you pay each year in certain share classes, as shown in the table of annual fund operating expenses in the section Fund summaries - Fees and expenses of the fund’s prospectus. Putnam Retail Management and its affiliates also make additional payments to dealers that do not increase your fund expenses, as described below.

• Distribution and service (12b-1) plans. The fund’s 12b-1 plans provide for payments at annual rates (based on average net assets) of up to 0.35% on class A shares, 1.00% on class B, class C, class M and class R shares and 0.25% on class T shares. The Trustees currently limit payments on class A, class M and class R shares to 0.25%, 0.75% and 0.50% of average net assets, respectively. Because these fees are

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paid out of the fund’s assets on an ongoing basis, they will increase the cost of your investment. The higher fees for class B, class C, class M and class R shares may cost you more over time than paying the initial sales charge for class A and class T shares. Because class C, class M and class R shares, unlike class B shares, do not convert to class A shares, class C, class M and class R shares may cost you more over time than class B shares. Class Y shares, for shareholders who are eligible to purchase them, will be less expensive than other classes of shares because they do not bear sales charges or 12b-1 fees.

• Payments to dealers. If you purchase your shares through a dealer, your dealer generally receives payments from Putnam Retail Management representing some or all of the sales charges and distribution and service (12b-1) fees, if any, shown in the tables under Fund summaries - Fees and expenses in the fund’s prospectus.

Putnam Retail Management and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below). These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the fund or other Putnam funds to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amount paid by you or the fund as shown under Fund summaries - Fees and expenses in the fund’s prospectus.

The additional payments to dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that dealer, sales or net sales of a fund attributable to that dealer, reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments are generally available to most dealers engaging in significant sales of Putnam fund shares. These payments are individually negotiated with each dealer firm, taking into account the marketing support services provided by the dealer, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the dealer, as well as the size of the dealer’s relationship with Putnam Retail Management. Although the total amount of marketing support payments made to dealers in any year may vary, on average, the aggregate payments are not expected, on an annual basis, to exceed 0.085% of the average net assets of Putnam’s retail mutual funds attributable to the dealers.

Program servicing payments, which are paid in some instances to dealers in connection with investments in the fund through dealer platforms and other investment programs, are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. These payments are made for program or platform services provided by the dealer, including shareholder recordkeeping, reporting, or transaction processing, as well as services rendered in connection with dealer platform development and maintenance, fund/investment selection and monitoring, or other similar services.

You can find a list of all dealers to which Putnam made marketing support and/or program servicing payments in 2015 in the SAI, which is on file with the SEC and is also available on Putnam’s website at putnam.com. You can also find other details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your dealer. Your dealer may charge you fees or commissions in addition to those disclosed in this prospectus/proxy statement. You can also ask your dealer about any payments it receives from Putnam Retail Management and its affiliates and any services your dealer provides, as well as about fees and/or commissions it charges.

• Other payments. Putnam Retail Management and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to dealers to the extent permitted by SEC and NASD (as adopted by FINRA) rules and by other

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applicable laws and regulations. The fund’s transfer agent may also make payments to certain financial intermediaries in recognition of subaccounting or other services they provide to shareholders or plan participants who invest in the fund or other Putnam funds through their retirement plan. See the discussion in the SAI under Management - Investor Servicing Agent for more details.

Fund distributions and taxes. The fund normally distributes any net investment income and any net realized capital gains annually. You may choose to reinvest distributions from net investment income, capital gains or both in additional shares of your fund or other Putnam funds, or you may receive them in cash in the form of a check or an electronic deposit to your bank account. If you do not select an option when you open your account, all distributions will be reinvested. If you choose to receive distributions in cash, but correspondence from the fund or Putnam Investor Services is returned as "undeliverable," the distribution option on your account may be converted to reinvest future distributions in the fund. You will not receive interest on uncashed distribution checks.

For shares purchased through your employer’s retirement plan, the terms of the plan will govern how the plan may receive distributions from the fund.

For federal income tax purposes, distributions of net investment income are generally taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long the fund owned (or is deemed to have owned) the investments that generated them, rather than by how long you have owned (or are deemed to have owned) your shares. Distributions that the fund properly reports to you as gains from investments that the fund owned for more than one year are generally taxable to you as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of gains from investments that the fund owned for one year or less are generally taxable to you as ordinary income. Distributions that the fund properly reports to you as “qualified dividend income” are taxable at the reduced rates applicable to your net capital gain provided that both you and the fund meet certain holding period and other requirements. Distributions are taxable in the manner described in this paragraph whether you receive them in cash or reinvest them in additional shares of this fund or other Putnam funds.

Distributions by the fund to retirement plans that qualify for tax-advantaged treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the fund) from such a plan.

Unless you are investing through a tax-advantaged retirement account (such as an IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution because doing so may cost you money in taxes. Distributions are taxable to you even if they are paid from income or gains earned by the fund before your investment (and thus were included in the price you paid). Contact your financial representative or Putnam to find out the distribution schedule for your fund.

The fund’s investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the fund’s return on those investments would be decreased. If the fund meets certain requirements relating to its asset holdings, and the fund elects to pass through to its shareholders foreign tax credits or deductions, taxable shareholders generally will be entitled to claim a credit or deduction with respect to these foreign taxes. Even if the fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction. In addition, the fund’s investments in foreign securities or foreign currencies may increase or accelerate the fund’s recognition of ordinary income and may affect the timing or amount of a fund’s distributions.

The fund’s use of derivatives, if any, may affect the amount, timing and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders.

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Any gain resulting from the sale or exchange of your shares generally also will be subject to tax.

The above is a general summary of the tax implications of investing in the fund. Please refer to the fund’s SAI for further details. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

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Appendix A

Form of
AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of [ ], 2017 in Boston, Massachusetts, by and between PUTNAM GLOBAL NATURAL RESOURCES FUND, a Massachusetts business trust (the “Acquiring Fund”) and PUTNAM FUNDS TRUST, a Massachusetts business trust (the “Trust”), on behalf of its PUTNAM GLOBAL ENERGY FUND series (the “Acquired Fund”).

PLAN OF REORGANIZATION

(a) Acquired Fund agrees to sell, assign, convey, transfer and deliver to Acquiring Fund on the Exchange Date (as defined in Section 6) all of its properties and assets existing at the Valuation Time (as defined in Section 4(f)). In consideration therefor, Acquiring Fund agrees, on the Exchange Date, to assume all of the liabilities of Acquired Fund existing at the Valuation Time and to deliver to Acquired Fund (i) a number of full and fractional Class A shares of beneficial interest of Acquiring Fund (the “Class A Merger Shares”) having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class A shares of Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired Fund attributable to Class A shares of Acquired Fund assumed by Acquiring Fund on such date, (ii) a number of full and fractional Class B shares of beneficial interest of Acquiring Fund (the “Class B Merger Shares”) having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class B shares of Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired Fund attributable to Class B shares of Acquired Fund assumed by Acquiring Fund on such date, (iii) a number of full and fractional Class C shares of beneficial interest of Acquiring Fund (the “Class C Merger Shares”) having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class C shares of Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired Fund attributable to Class C shares of Acquired Fund assumed by Acquiring Fund on such date, (iv) a number of full and fractional Class M shares of beneficial interest of Acquiring Fund (the “Class M Merger Shares”) having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class M shares of Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired Fund attributable to Class M shares of Acquired Fund assumed by Acquiring Fund on such date, (v) a number of full and fractional Class R shares of beneficial interest of Acquiring Fund (the “Class R Merger Shares”) having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class R shares of Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired Fund attributable to Class R shares of Acquired Fund assumed by Acquiring Fund on such date, and (vi) a number of full and fractional Class Y shares of beneficial interest of Acquiring Fund (the “Class Y Merger Shares”) having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class Y shares of Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired Fund attributable to Class Y shares of Acquired Fund assumed by Acquiring Fund on such date. The Class A Merger Shares, Class B Merger Shares, Class C Merger Shares, Class M Merger Shares, Class R Merger Shares, and Class Y Merger Shares are referred to collectively as the “Merger Shares.” The reorganization described in this Plan is intended to be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Before the Exchange Date, Acquired Fund will declare and pay to its shareholders a dividend and/or other distribution in an amount such that it will have distributed all of its net investment income and capital gains as described in Section 8(l) hereof.

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(b) Upon consummation of the transactions described in paragraph (a) of this Agreement, Acquired Fund will distribute in complete liquidation to its Class A, Class B, Class C, Class M, Class R, and Class Y shareholders of record as of the Exchange Date the Merger Shares, each shareholder being entitled to receive that proportion of Class A Merger Shares, Class B Merger Shares, Class C Merger Shares, Class M Merger Shares, Class R Merger Shares, and Class Y Merger Shares that the number of Class A, Class B, Class C, Class M, Class R, and Class Y shares of beneficial interest of Acquired Fund held by such shareholder bears to the number of Class A, Class B, Class C, Class M, Class R, and Class Y shares of Acquired Fund outstanding on such date.

AGREEMENT

Acquiring Fund and Acquired Fund agree as follows:

1. Representations and warranties of Acquiring Fund.

Acquiring Fund represents and warrants to and agrees with Acquired Fund that:

(a) Acquiring Fund is a voluntary association with transferable shares duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. Acquiring Fund is not required to qualify as a foreign association in any jurisdiction. Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

(b) Acquiring Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and its registration has not been revoked or rescinded and is in full force and effect.

(c) A statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments (indicating their market values) of Acquiring Fund for the fiscal year ended August 31, 2016, audited by [ ], the Acquiring Fund’s independent registered public accounting firm, and an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments (indicating their market values) of Acquiring Fund for the six months ended as of February 28, 2017 have been furnished to Acquired Fund. The statements of assets and liabilities and schedules of investments fairly present the financial position of Acquiring Fund as of the dates thereof and the statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with U.S. generally accepted accounting principles.

(d) The prospectus and statement of additional information dated December 30, 2016, previously furnished to Acquired Fund, as modified by any amendment or supplement thereto or any superseding prospectus or statement of additional information in respect thereof in effect before the Exchange Date, which will be furnished to Acquired Fund (collectively, the “Acquiring Fund Prospectus”), do not, as of the date hereof, and will not, as of the Exchange Date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided however, that Acquiring Fund makes no representation or warranty as to any information in the Acquiring Fund Prospectus that does not specifically relate to Acquiring Fund.

(e) There are no material legal, administrative or other proceedings pending or, to the knowledge of Acquiring Fund, threatened against Acquiring Fund which assert liability or which may, if successfully prosecuted to their conclusion, result in liability on the part of Acquiring Fund, other than as have been disclosed in the Registration Statement (defined below), the Acquiring Fund Prospectus or otherwise disclosed in writing to Acquired Fund.

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(f) Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of February 28, 2017 and those incurred in the ordinary course of Acquiring Fund’s business as an investment company since such date.

(g) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, state securities or blue sky laws (which term as used herein will include the laws of the District of Columbia and of Puerto Rico) or the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “H-S-R Act”).

(h) The registration statement and any amendment thereto (including any post-effective amendment) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) by Acquiring Fund on Form N-14 relating to the Merger Shares issuable hereunder, and the proxy statement of Acquired Fund included therein (the “Proxy Statement”), on the effective date of the Registration Statement (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders’ meeting referred to in Section 7(a) and at the Exchange Date, the prospectus contained in the Registration Statement (the “Prospectus”), as amended or supplemented by any amendments or supplements filed or requested to be filed with the Commission by Acquiring Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement, the Prospectus, or the Proxy Statement made in reliance upon and in conformity with information furnished by Acquired Fund for use in the Registration Statement, the Prospectus, or the Proxy Statement.

(i) There are no material contracts outstanding to which Acquiring Fund is a party, other than as disclosed in the Registration Statement, the Prospectus, or the Proxy Statement.

(j) All of the issued and outstanding shares of beneficial interest of Acquiring Fund have been offered for sale and sold in conformity with all applicable federal securities laws.

(k) For each taxable year of its operation, Acquiring Fund has qualified and will at all times through the Exchange Date qualify for taxation as a “regulated investment company” under Sections 851 and 852 of the Code.

(l) Acquiring Fund has timely filed or will timely file (taking into account extensions) all federal, state and other tax returns or reports which are required to be filed by Acquiring Fund and all such tax returns and reports are or will be true, correct and complete in all material respects. Acquiring Fund has timely paid or will timely pay all federal, state and other taxes shown to be due or required to be shown as due on said returns or on any assessments received by Acquiring Fund. All tax liabilities of Acquiring Fund have been adequately provided for on its books, and to the knowledge of Acquiring Fund, no tax deficiency or liability of Acquiring Fund has been asserted, and no question with respect thereto has been raised, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. As of the Exchange Date, Acquiring Fund is not under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(m) The issuance of the Merger Shares pursuant to this Agreement will be in compliance with all applicable federal securities laws.

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(n) The Merger Shares have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable by Acquiring Fund, and no shareholder of Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

2. Representations and warranties of Acquired Fund.

Acquired Fund represents and warrants to and agrees with Acquiring Fund that:

(a) Acquired Fund is a series of the Trust, a voluntary association with transferable shares duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The Trust is not required to qualify as a foreign association in any jurisdiction. The Trust has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

(b) The Trust is registered under the 1940 Act as an open-end management investment company, and its registration has not been revoked or rescinded and is in full force and effect.

(c) A statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments (indicating their market values) of Acquired Fund for the fiscal year ended August 31, 2016, audited by [ ], the Acquired Fund’s independent registered public accounting firm, and an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments (indicating their market values) of Acquired Fund for the six months ended February 28, 2017 have been furnished to Acquiring Fund. The statements of assets and liabilities and schedules of investments fairly present the financial position of Acquired Fund as of the dates thereof, and the statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with U.S. generally accepted accounting principles.

(d) The prospectus and statement of additional information dated December 30, 2016, previously furnished to Acquiring Fund, together with any amendment or supplement thereto or any superseding prospectus or statement of additional information in respect thereof in effect before the Exchange Date, which will be furnished to Acquiring Fund (collectively the “Acquired Fund Prospectus”), do not, as of the date hereof, and will not, as of the Exchange Date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided however, that Acquired Fund makes no representation or warranty as to any information in the Acquired Fund Prospectus that does not specifically relate to Acquired Fund.

(e) There are no material legal, administrative or other proceedings pending or, to the knowledge of Acquired Fund, threatened against Acquired Fund which assert liability or which may, if successfully prosecuted to their conclusion, result in liability on the part of Acquired Fund, other than as have been disclosed in the Registration Statement, the Acquired Fund Prospectus or otherwise disclosed in writing to the Acquiring Fund.

(f) Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of February 28, 2017 and those incurred in the ordinary course of Acquired Fund’s business as an investment company since such date. Before the Exchange Date, Acquired Fund will advise Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to February 28, 2017, whether or not incurred in the ordinary course of business.

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(g) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws, or the H-S-R Act.

(h) The Registration Statement, the Prospectus, and the Proxy Statement on the effective date of the Registration Statement and insofar as they do not relate to Acquiring Fund (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders’ meeting referred to in Section 7(a) and at the Exchange Date, the Prospectus, as amended or supplemented by any amendments or supplements filed or requested to be filed with the Commission by Acquiring Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided however, that the representations and warranties in this subsection shall apply only to statements of fact relating to Acquired Fund contained in the Registration Statement, the Prospectus or the Proxy Statement, or omissions to state in any thereof a material fact relating to Acquired Fund, as such Registration Statement, Prospectus and Proxy Statement shall be furnished to Acquired Fund in definitive form as soon as practicable following effectiveness of the Registration Statement and before any public distribution of the Prospectus or Proxy Statement.

(i) There are no material contracts outstanding to which Acquired Fund is a party, other than as disclosed in the Acquired Fund’s registration statement (including any post-effective amendment) filed with the Commission on Form N-1A or the Acquired Fund’s Prospectus.

(j) All of the issued and outstanding shares of beneficial interest of Acquired Fund have been offered for sale and sold in conformity with all applicable federal securities laws.

(k) For each taxable year of its operation (including the taxable year ending on the Exchange Date), Acquired Fund has qualified and will at all times through the Exchange Date qualify for taxation as a “regulated investment company” under Sections 851 and 852 of the Code.

(l) Acquired Fund has timely filed or will timely file (taking into account extensions) all federal, state and other tax returns or reports which are required to be filed by Acquired Fund on or before the Exchange Date, and all such tax returns and reports are or will be true, correct and complete in all material respects. Acquiring Fund has timely paid or will timely pay all federal, state and other taxes shown to be due or required to be shown as due on said returns or on any assessments received by Acquired Fund. All tax liabilities of Acquired Fund have been adequately provided for on its books, and to the knowledge of Acquired Fund, no tax deficiency or liability of Acquired Fund has been asserted, and no question with respect thereto has been raised, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. As of the Exchange Date, Acquired Fund is not under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(m) At both the Valuation Time and the Exchange Date, Acquired Fund will have full right, power and authority to sell, assign, transfer and deliver the Investments (defined below) and any other assets and liabilities of Acquired Fund to be transferred to Acquiring Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, Acquiring Fund will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof (except for restrictions previously disclosed to Acquiring Fund by Acquired Fund). As used in this Agreement, the term “Investments” means Acquired Fund’s investments shown on the schedule of its investments as of February 28, 2017

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referred to in Section 2(c) hereof, as supplemented with such changes as Acquired Fund makes and changes resulting from stock dividends, stock splits, mergers and similar corporate actions.

(n) No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of Acquiring Fund or Acquired Fund, except as previously disclosed to Acquiring Fund by Acquired Fund.

(o) At the Exchange Date, Acquired Fund will have sold such of its assets, if any, as may be necessary to ensure that, after giving effect to the acquisition of the assets of Acquired Fund pursuant to this Agreement, Acquiring Fund will remain in compliance with its investment restrictions as set forth in the Registration Statement.

3. Reorganization.

(a) Subject to the requisite approval of the shareholders of Acquired Fund and to the other terms and conditions contained herein (including Acquired Fund’s obligation to distribute to its shareholders all of its net investment income and capital gains as described in Section 8(l) hereof), Acquired Fund agrees to sell, assign, convey, transfer and deliver to Acquiring Fund, and Acquiring Fund agrees to acquire from Acquired Fund, on the Exchange Date all of the Investments and all of the cash and other properties and assets of Acquired Fund, whether accrued or contingent (including cash received by Acquired Fund upon the liquidation by Acquired Fund of any investments purchased by Acquired Fund after February 28, 2017 and designated by Acquiring Fund as being unsuitable for it to acquire), in exchange for that number of Merger Shares provided for in Section 4 and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund, whether accrued or contingent, existing at the Valuation Time. Pursuant to this Agreement, Acquired Fund will, as soon as practicable after the Exchange Date, distribute all of the Class A Merger Shares, Class B Merger Shares, Class C Merger Shares, Class M Merger Shares, Class R Merger Shares, and Class Y Merger Shares received by it to the Class A, Class B, Class C, Class M, Class R, and Class Y shareholders, respectively, of Acquired Fund, in complete liquidation of Acquired Fund.

(b) As soon as practicable following the requisite approval of the shareholders of Acquired Fund, Acquired Fund will, at its expense, liquidate such of its portfolio securities as Acquiring Fund indicates it does not wish to acquire. This liquidation will be substantially completed before the Exchange Date, unless otherwise agreed by Acquired Fund and Acquiring Fund.

(c) Acquired Fund agrees to pay or cause to be paid to Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Exchange Date with respect to the Investments and other properties and assets of Acquired Fund, whether accrued or contingent. Any such distribution will be deemed included in the assets transferred to Acquiring Fund at the Exchange Date and will not be separately valued unless the securities in respect of which such distribution is made have gone “ex” before the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date will be included in the determination of the value of the assets of Acquired Fund acquired by Acquiring Fund.

4. Exchange date; valuation time.

On the Exchange Date, Acquiring Fund will deliver to Acquired Fund, determined in each case as provided hereafter in Section 4, (i) a number of full and fractional Class A Merger Shares having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class A shares of Acquired Fund transferred to Acquiring Fund on that date less the value of the liabilities of Acquired Fund attributable to Class A shares of Acquired Fund assumed by Acquiring Fund on that date; (ii) a number of full and fractional Class B Merger Shares having an aggregate net asset value equal to the

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value of the assets of Acquired Fund attributable to Class B shares of Acquired Fund transferred to Acquiring Fund on that date less the value of the liabilities of Acquired Fund attributable to Class B shares of Acquired Fund assumed by Acquiring Fund on that date; (iii) a number of full and fractional Class C Merger Shares having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class C shares of Acquired Fund transferred to Acquiring Fund on that date less the value of the liabilities of Acquired Fund attributable to Class C shares of Acquired Fund assumed by Acquiring Fund on that date; (iv) a number of full and fractional Class M Merger Shares having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class M shares of Acquired Fund transferred to Acquiring Fund on that date less the value of the liabilities of Acquired Fund attributable to Class M shares of Acquired Fund assumed by Acquiring Fund on that date; (v) a number of full and fractional Class R Merger Shares having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class R shares of Acquired Fund transferred to Acquiring Fund on that date less the value of the liabilities of Acquired Fund attributable to Class R shares of Acquired Fund assumed by Acquiring Fund on that date; and (vi) a number of full and fractional Class Y Merger Shares having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class Y shares of Acquired Fund transferred to Acquiring Fund on that date less the value of the liabilities of Acquired Fund attributable to Class Y shares of Acquired Fund assumed by Acquiring Fund on that date.

(a) The net asset value of the Merger Shares to be delivered to Acquired Fund, the value of the assets attributable to the Class A, Class B, Class C, Class M, Class R, and Class Y shares of Acquired Fund and the value of the liabilities attributable to the Class A, Class B, Class C, Class M, Class R, and Class Y shares of Acquired Fund to be assumed by Acquiring Fund will in each case be determined as of the Valuation Time by Acquiring Fund, in cooperation with Acquired Fund, pursuant to procedures customarily used by Acquiring Fund in determining the fair market value of Acquiring Fund’s assets and liabilities.

(b) No adjustment will be made in the net asset value of either Acquired Fund or Acquiring Fund to take into account differences in realized and unrealized gains and losses.

(c) The investment restrictions of Acquired Fund will be temporarily amended to the extent necessary to effect the transactions contemplated by this Agreement.

(d) Acquiring Fund will issue the Merger Shares, registered in the name of Acquired Fund, to Acquired Fund. Acquiring Fund will then, in accordance with written instructions furnished by Acquired Fund, re-register the Class A Merger Shares in the names of the Class A shareholders of Acquired Fund, re-register the Class B Merger Shares in the names of the Class B shareholders of Acquired Fund, re-register the Class C Merger Shares in the names of the Class C shareholders of Acquired Fund, re-register the Class M Merger Shares in the names of the Class M shareholders of Acquired Fund, re-register the Class R Merger Shares in the names of the Class R shareholders of Acquired Fund, and re-register the Class Y Merger Shares in the names of the Class Y shareholders of Acquired Fund.

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(e) Acquiring Fund will assume all liabilities of Acquired Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent dissolution of Acquired Fund or otherwise.

(f) The Valuation Time is 4:00 p.m. Eastern Time on [June 16], 2017 or such earlier or later time and day as may be mutually agreed upon in writing by the parties (the “Valuation Time”).

5. Expenses, fees, etc.

(a) All direct fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any), the costs of printing and mailing the prospectus/proxy statement or other similar expenses incurred in connection with the consummation by Acquired Fund and Acquiring Fund of the transactions contemplated by this Agreement (together with the costs specified below, “Expenses”) will be allocated evenly between Acquiring Fund and Acquired Fund as of the Valuation Time, except that (i) the costs of proxy solicitation will be allocated to Acquired Fund, and (ii) the costs of liquidating such of Acquired Fund’s portfolio securities as Acquiring Fund shall indicate it does not wish to acquire before the Exchange Date shall be allocated to Acquired Fund; and provided that such Expenses will in any event be paid by the party directly incurring such Expenses if and to the extent that the payment by the other party of such Expenses would result in the disqualification of Acquiring Fund or Acquired Fund, as the case may be, as a “regulated investment company” within the meaning of Section 851 of the Code.

(b) In the event the transactions contemplated by this Agreement are not consummated by reason of (i) Acquiring Fund’s being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Acquiring Fund’s obligations referred to in Section 8) or (ii) the nonfulfillment or failure of any condition to Acquired Fund’s obligations referred to in Section 9, Acquiring Fund will pay directly all reasonable fees and expenses incurred by Acquired Fund in connection with such transactions, including, without limitation, legal, accounting and filing fees.

(c) In the event the transactions contemplated by this Agreement are not consummated by reason of (i) Acquired Fund’s being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Acquired Fund’s obligations referred to in Section 9) or (ii) the nonfulfillment or failure of any condition to Acquiring Fund’s obligations referred to in Section 8, Acquired Fund will pay directly all reasonable fees and expenses incurred by Acquiring Fund in connection with such transactions, including without limitation legal, accounting and filing fees.

(d) In the event the transactions contemplated by this Agreement are not consummated for any reason other than (i) Acquiring Fund’s or Acquired Fund’s being either unwilling or unable to go forward or (ii) the nonfulfillment or failure of any condition to Acquiring Fund’s or Acquired Fund’s obligations referred to in Section 8 or Section 9 of this Agreement, then each of Acquiring Fund and Acquired Fund will bear all of its own expenses incurred in connection with such transactions.

(e) Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to the other party for any damages resulting therefrom, including without limitation consequential damages, except as specifically set forth above.

6. Exchange date.

Delivery of the assets of Acquired Fund to be transferred, assumption of the liabilities of Acquired Fund to be assumed and the delivery of the Merger Shares to be issued shall be made at the offices of The Putnam Funds, One Post Office Square, Boston, Massachusetts, at 7:30 a.m. on the next full business day following the Valuation Time, or at such other time and date agreed to by Acquiring Fund and Acquired

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Fund, the date and time upon which such delivery is to take place being referred to herein as the “Exchange Date.”

7. Dissolution.

(a) Acquired Fund agrees to call a meeting of its shareholders as soon as is practicable after the effective date of the Registration Statement for, among other things, the purpose of considering the matters contemplated by this Agreement.

(b) Acquired Fund agrees that the liquidation and dissolution of Acquired Fund will be effected in the manner provided in the Agreement and Declaration of Trust of the Trust in accordance with applicable law and that on and after the Exchange Date, Acquired Fund will not conduct any business except in connection with its liquidation and dissolution.

(c) Acquiring Fund will, after the preparation and delivery to Acquiring Fund by Acquired Fund of a preliminary version of the Proxy Statement which was satisfactory to Acquiring Fund and to Ropes & Gray LLP for inclusion in the Registration Statement, file the Registration Statement with the Commission. Each of Acquired Fund and Acquiring Fund will cooperate with the other, and each will furnish to the other the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder to be set forth in the Registration Statement, including the Prospectus and the Proxy Statement.

8. Conditions to Acquiring Fund’s obligations.

The obligations of Acquiring Fund hereunder are subject to the following conditions:

(a) That this Agreement is adopted and the transactions contemplated hereby are approved by the affirmative vote of (i) at least a majority of the Trustees of Acquired Fund (including a majority of those Trustees who are not “interested persons” of Acquired Fund, as defined in Section 2(a)(19) of the 1940 Act); (ii) at least a majority of the Trustees of Acquiring Fund (including a majority of those Trustees who are not “interested persons” of Acquiring Fund, as defined in Section 2(a)(19) of the 1940 Act); and (iii) at a duly constituted meeting, at least a majority of the outstanding shares of Acquired Fund, as defined in Section 2(a)(42) of the 1940 Act.

(b) That Acquired Fund will have furnished to Acquiring Fund (i) a statement of Acquired Fund’s net assets, with values determined as provided in Section 4 of this Agreement, together with a list of Investments, all as of the Valuation Time, certified on Acquired Fund’s behalf by Acquired Fund’s President (or any Vice President) and Treasurer (or any Assistant or Associate Treasurer), and a certificate of both officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of Acquired Fund since February 28, 2017, other than changes in the Investments and other assets and properties since that date or changes in the market value of the Investments and other assets of Acquired Fund, changes due to net redemptions or changes due to dividends paid or losses from operations; (ii) a statement of the tax basis of each Investment transferred by Acquired Fund to Acquiring Fund; and (iii) copies of all relevant tax books and records.

(c) That Acquired Fund will have furnished to Acquiring Fund a statement, dated the Exchange Date, signed on behalf of Acquired Fund by Acquired Fund’s President (or any Vice President) and Treasurer (or any Assistant or Associate Treasurer) certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of Acquired Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that Acquired Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

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(d) That there is no material litigation pending with respect to the matters contemplated by this Agreement.

(e) That Acquiring Fund will have received an opinion of Ropes & Gray LLP, in form satisfactory to Acquiring Fund and dated the Exchange Date, to the effect that (i) Acquired Fund is a series of the Trust, a voluntary association with transferable shares duly established and validly existing under the laws of The Commonwealth of Massachusetts, and, to the knowledge of such counsel, is not required to qualify to do business as a foreign association in any jurisdiction except as may be required by state securities or blue sky laws, (ii) this Agreement has been duly authorized, executed, and delivered by the Trust, on behalf of Acquired Fund and, assuming that the Registration Statement, the Prospectus, and the Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by Acquiring Fund, is a valid and binding obligation of the Trust, on behalf of Acquired Fund, (iii) Acquired Fund has power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, Acquired Fund will have duly sold, assigned, conveyed, transferred and delivered such assets to Acquiring Fund, (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Trust’s Agreement and Declaration of Trust, as amended, or Bylaws or any provision of any agreement known to such counsel to which Acquired Fund is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in the Trust’s Agreement and Declaration of Trust, Bylaws, Acquired Fund’s then-current prospectus or statement of additional information or the Registration Statement, such counsel may rely upon a certificate of an officer of Acquired Fund whose responsibility it is to advise Acquired Fund with respect to such matters, (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust, on behalf of Acquired Fund, of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and such as may be required under state securities or blue sky laws and the H-S-R Act, and (vi) such other matters as Acquiring Fund may reasonably deem necessary or desirable.

(f) That Acquiring Fund will have received an opinion of Ropes & Gray LLP dated the Exchange Date (which opinion would be based upon certain factual representations and customary assumptions and subject to certain qualifications and would note and distinguish certain published precedent), in a form reasonably satisfactory to each of Acquired Fund and Acquiring Fund, substantially to the effect that, although the matter is not free from doubt, on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for federal income tax purposes: (i) the acquisition by Acquiring Fund of substantially all of the assets of Acquired Fund solely in exchange for Merger Shares and the assumption by Acquiring Fund of liabilities of Acquired Fund followed by the distribution by Acquired Fund to its shareholders of Merger Shares in complete liquidation of Acquired Fund, all pursuant to this Agreement, will constitute a reorganization within the meaning of Section 368(a) of the Code and Acquired Fund and Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code, (ii) under Sections 361 and 357 of the Code, no gain or loss will be recognized by Acquired Fund upon the transfer of its assets to Acquiring Fund pursuant to this Agreement in exchange for Merger Shares and the assumption of Acquired Fund’s liabilities by Acquiring Fund or upon the distribution of Merger Shares by Acquired Fund to its shareholders in liquidation of Acquired Fund, except for (A) any gain or loss recognized on (1) “Section 1256 contracts” as defined in Section 1256(b) of the Code or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss required to be recognized (1) as a result of the closing of the tax year of Acquired Fund, (2) upon the termination of a position, or (3) upon the transfer of an asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code, (iii) under Section 354 of the Code, no gain

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or loss will be recognized by shareholders of Acquired Fund upon the exchange of their shares of Acquired Fund for Merger Shares, (iv) under Section 358 of the Code, the aggregate tax basis of the Merger Shares an Acquired Fund shareholder receives pursuant to this Agreement will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor, (v) under Section 1223(1) of the Code, an Acquired Fund shareholder’s holding period for the Merger Shares received pursuant to this Agreement will be determined by including the period during which such shareholder held or is treated for federal income tax purposes as having held the Acquired Fund shares exchanged therefor, provided that, the shareholder held those Acquired Fund shares as capital assets, (vi) under Section 1032 of the Code, no gain or loss will be recognized by Acquiring Fund upon the receipt of the assets of Acquired Fund in exchange for Merger Shares and the assumption by Acquiring Fund of the liabilities of Acquired Fund, (vii) under Section 362(b) of the Code, Acquiring Fund’s tax basis in the assets of Acquired Fund transferred to Acquiring Fund pursuant to this Agreement will be the same as Acquired Fund’s tax basis immediately prior to the transfer, increased by any gain or decreased by any loss required to be recognized as described in (ii) above, (viii) under Section 1223(2) of the Code, the holding period in the hands of Acquiring Fund of each Acquired Fund asset transferred to Acquiring Fund pursuant to this Agreement, other than certain assets with respect to which gain or loss is required to be recognized as described in (ii) above, will include the period during which such asset was held or treated for federal income tax purposes as held by Acquired Fund, and (ix) Acquiring Fund will succeed to and take into account the items of Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

(g) That the assets of Acquired Fund to be acquired by Acquiring Fund will include no assets which Acquiring Fund, by reason of charter limitations or of investment restrictions disclosed in the Registration Statement in effect on the Exchange Date, may not properly acquire.

(h) That the Registration Statement will have become effective under the 1933 Act, and no stop order suspending such effectiveness will have been instituted or, to the knowledge of Acquiring Fund, threatened by the Commission.

(i) That Acquiring Fund will have received from the Commission, any relevant state securities administrator and the Department of Justice (the “Department”) such order or orders as Ropes & Gray LLP deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders will be in full force and effect.

(j) That all proceedings taken by Acquired Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto are satisfactory in form and substance to Acquiring Fund and Ropes & Gray LLP.

(k) That, before the Exchange Date, Acquired Fund declares a dividend or dividends which, together with all previous distributions qualifying for the dividends-paid deduction, has the effect of distributing to the shareholders of Acquired Fund, in distributions qualifying for the dividends-paid deduction, (i) all of the excess of (X) Acquired Fund’s investment income excludable from gross income under Section 103 of the Code over (Y) Acquired Fund’s deductions disallowed under Sections 265 and 171 of the Code, (ii) all of Acquired Fund’s investment company taxable income (as defined in Section 852 of the Code), and (iii) all of its net capital gain realized after reduction by any capital loss carryover; the amounts in (i), (ii) and (iii) shall in each case be computed without regard to the dividends-paid deduction and shall include amounts in respect of both (x) Acquired Fund’s taxable year that will end on the Exchange Date and (y) any prior taxable year of Acquired Fund, to the extent such dividend or dividends are eligible to be treated as paid during such prior year under Section 855(a) of the Code.

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(l) That Acquired Fund’s custodian has delivered to Acquiring Fund a certificate identifying all of the assets of Acquired Fund held by such custodian as of the Valuation Time.

(m) That Acquired Fund’s transfer agent has provided to Acquiring Fund (i) the originals or true copies of all of the records of Acquired Fund in the possession of such transfer agent as of the Exchange Date, (ii) a certificate setting forth the number of shares of Acquired Fund outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder.

(n) That all of the issued and outstanding shares of beneficial interest of Acquired Fund will have been offered for sale and sold in conformity with all applicable state securities or blue sky laws and, to the extent that any audit of the records of Acquired Fund or its transfer agent by Acquiring Fund or its agents will have revealed otherwise, either (i) Acquired Fund will have taken all actions that in the opinion of Acquiring Fund or its counsel are necessary to remedy any prior failure on the part of Acquired Fund to have offered for sale and sold such shares in conformity with such laws or (ii) Acquired Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of Acquiring Fund in amounts sufficient and upon terms satisfactory, in the opinion of Acquiring Fund or its counsel, to indemnify Acquiring Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of Acquired Fund to have offered and sold such shares in conformity with such laws.

(o) That Acquired Fund will have executed and delivered to Acquiring Fund an instrument of transfer dated as of the Exchange Date pursuant to which Acquired Fund will assign, transfer and convey all of the assets and other property to Acquiring Fund at the Valuation Time in connection with the transactions contemplated by this Agreement.

9. Conditions to Acquired Fund’s obligations.

The obligations of Acquired Fund hereunder shall be subject to the following conditions:

(a) That this Agreement is adopted and the transactions contemplated hereby are approved by the affirmative vote of (i) at least a majority of the Trustees of Acquired Fund (including a majority of those Trustees who are not “interested persons” of Acquired Fund, as defined in Section 2(a)(19) of the 1940 Act); (ii) at least a majority of the Trustees of Acquiring Fund (including a majority of those Trustees who are not “interested persons” of Acquiring Fund, as defined in Section 2(a)(19) of the 1940 Act); and (iii) at a duly constituted meeting at least a majority of the outstanding shares of Acquired Fund, as defined in Section 2(a)(42) of the 1940 Act.

(b) That Acquiring Fund will have furnished to Acquired Fund a statement of Acquiring Fund’s net assets, together with a list of portfolio holdings with values determined as provided in Section 4 of this Agreement, all as of the Valuation Time, certified on behalf of Acquiring Fund by Acquiring Fund’s President (or any Vice President) and Treasurer (or any Assistant or Associate Treasurer), and a certificate of both such officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of Acquiring Fund since February 28, 2017, other than changes in its portfolio securities since that date, changes in the market value of its portfolio securities, changes due to net redemptions or changes due to dividends paid or losses from operations.

(c) That Acquiring Fund will have executed and delivered to Acquired Fund an Assumption of Liabilities dated as of the Exchange Date pursuant to which Acquiring Fund will assume all of the liabilities of Acquired Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement.

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(d) That Acquiring Fund will have furnished to Acquired Fund a statement, dated the Exchange Date, signed on behalf of Acquiring Fund by Acquiring Fund’s President (or any Vice President) and Treasurer (or any Assistant or Associate Treasurer) certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of Acquiring Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(e) That there is no material litigation pending or threatened with respect to the matters contemplated by this Agreement.

(f) That Acquired Fund will have received an opinion of Ropes & Gray LLP, in form satisfactory to Acquired Fund and dated the Exchange Date, to the effect that (i) Acquiring Fund is a voluntary association with transferable shares duly established and validly existing in conformity with the laws of The Commonwealth of Massachusetts, and, to the knowledge of such counsel, is not required to qualify to do business as a foreign association in any jurisdiction except as may be required by state securities or blue sky laws, (ii) this Agreement has been duly authorized, executed and delivered by Acquiring Fund, and, assuming that the Prospectus, the Registration Statement and the Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by Acquired Fund, is a valid and binding obligation of Acquiring Fund, (iii) the Merger Shares to be delivered to Acquired Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and nonassessable by Acquiring Fund and no shareholder of Acquiring Fund has any preemptive right to subscription or purchase in respect thereof, (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Acquiring Fund’s Agreement and Declaration of Trust, as amended, or Bylaws, or any provision of any agreement known to such counsel to which Acquiring Fund is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in Acquiring Fund’s Agreement and Declaration of Trust, Bylaws, then current prospectus or statement of additional information or the Registration Statement, such counsel may rely upon a certificate of an officer of Acquiring Fund whose responsibility it is to advise Acquiring Fund with respect to such matters, (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws and the H-S-R Act, and (vi) the Registration Statement has become effective under the 1933 Act, and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act.

(g) That Acquired Fund will have received an opinion of Ropes & Gray LLP dated the Exchange Date (which opinion would be based upon certain factual representations and customary assumptions and subject to certain qualifications and would note and distinguish certain published precedent), in a form reasonably satisfactory to each of Acquired Fund and Acquiring Fund, substantially to the effect that, although the matter is not free from doubt, on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for federal income tax purposes: (i) the acquisition by Acquiring Fund of substantially all of the assets of Acquired Fund solely in exchange for Merger Shares and the assumption by Acquiring Fund of liabilities of Acquired Fund followed by the distribution by Acquired Fund to its shareholders of Merger Shares in complete liquidation of Acquired Fund, all pursuant to this Agreement, will constitute a reorganization within the meaning of Section 368(a) of the Code and Acquired Fund and Acquiring Fund will each be a “party to a reorganization” within

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the meaning of Section 368(b) of the Code, (ii) under Sections 361 and 357 of the Code, no gain or loss will be recognized by Acquired Fund upon the transfer of its assets to Acquiring Fund pursuant to this Agreement in exchange for Merger Shares and the assumption of Acquired Fund’s liabilities by Acquiring Fund or upon the distribution of Merger Shares by Acquired Fund to its shareholders in liquidation of Acquired Fund, except for (A) any gain or loss recognized on (1) “Section 1256 contracts” as defined in Section 1256(b) of the Code or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss required to be recognized (1) as a result of the closing of the tax year of Acquired Fund, (2) upon the termination of a position, or (3) upon the transfer of an asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code, (iii) under Section 354 of the Code, no gain or loss will be recognized by shareholders of Acquired Fund upon the exchange of their shares of Acquired Fund for Merger Shares, (iv) under Section 358 of the Code, the aggregate tax basis of the Merger Shares an Acquired Fund shareholder receives pursuant to this Agreement will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor, (v) under Section 1223(1) of the Code, an Acquired Fund shareholder’s holding period for the Merger Shares received pursuant to this Agreement will be determined by including the period during which such shareholder held or is treated for federal income tax purposes as having held the Acquired Fund shares exchanged therefor, provided that, the shareholder held those Acquired Fund shares as capital assets, (vi) under Section 1032 of the Code, no gain or loss will be recognized by Acquiring Fund upon the receipt of the assets of Acquired Fund in exchange for Merger Shares and the assumption by Acquiring Fund of the liabilities of Acquired Fund, (vii) under Section 362(b) of the Code, Acquiring Fund’s tax basis in the assets of Acquired Fund transferred to Acquiring Fund pursuant to this Agreement will be the same as Acquired Fund’s tax basis immediately prior to the transfer, increased by any gain or decreased by any loss required to be recognized as described in (ii) above, (viii) under Section 1223(2) of the Code, the holding period in the hands of Acquiring Fund of each Acquired Fund asset transferred to Acquiring Fund pursuant to this Agreement, other than certain assets with respect to which gain or loss is required to be recognized as described in (ii) above, will include the period during which such asset was held or treated for federal income tax purposes as held by Acquired Fund, and (ix) Acquiring Fund will succeed to and take into account the items of Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

(h) That all proceedings taken by or on behalf of Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto will be satisfactory in form and substance to Acquired Fund and Ropes & Gray LLP.

(i) That the Registration Statement is effective under the 1933 Act, and no stop order suspending such effectiveness will have been instituted or, to the knowledge of Acquiring Fund, threatened by the Commission.

(j) That Acquired Fund shall have received from the Commission, any relevant state securities administrator and the Department such order or orders as Ropes & Gray LLP deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

10. Indemnification.

(a) Acquired Fund agrees to indemnify and hold harmless, out of the assets of Acquired Fund but no other assets, Acquiring Fund, its Trustees and its officers (for purposes of this subparagraph, the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any

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one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to Acquired Fund contained in the Registration Statement, the Prospectus, the Proxy Statement, or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to Acquired Fund required to be stated therein or necessary to make the statements relating to Acquired Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of Acquired Fund. The Indemnified Parties will notify Acquired Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(a). Acquired Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(a), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if Acquired Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. Acquired Fund’s obligation under this Section 10(a) to indemnify and hold harmless the Indemnified Parties constitutes a guarantee of payment so that Acquired Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(a) without the necessity of the Indemnified Parties’ first paying the same.

(b) Acquiring Fund agrees to indemnify and hold harmless, out of the assets of Acquiring Fund but no other assets, Acquired Fund, its Trustees and its officers (for purposes of this subparagraph, the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to Acquiring Fund contained in the Registration Statement, the Prospectus, the Proxy Statement, or any amendment or supplement to any of the foregoing, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to Acquiring Fund required to be stated therein or necessary to make the statements relating to Acquiring Fund therein not misleading, including without limitation any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of Acquiring Fund. The Indemnified Parties will notify Acquiring Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(b). Acquiring Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(b), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if Acquiring Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. Acquiring Fund’s obligation under this Section 10(b) to indemnify and hold harmless the Indemnified Parties constitutes a guarantee of payment so that Acquiring Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(b) without the necessity of the Indemnified Parties’ first paying the same.

11. No broker, etc.

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Each of Acquired Fund and Acquiring Fund represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

12. Termination.

The Trust, on behalf of Acquired Fund, and Acquiring Fund may, by mutual consent of their Trustees, terminate this Agreement, and Acquired Fund or Acquiring Fund, after consultation with counsel and by consent of their Trustees or an officer authorized by such Trustees, may waive any condition to their respective obligations hereunder. If the transactions contemplated by this Agreement have not been substantially completed by [December 31, 2017], this Agreement shall automatically terminate on that date unless a later date is agreed to by the Trust, on behalf of Acquired Fund, and Acquiring Fund.

13. Covenants, etc. deemed material.

All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

14. Sole agreement; amendments.

This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto, and shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts.

15. Agreement and declaration of trust.

Copies of the Agreements and Declarations of Trust, as amended, of the Trust and Acquiring Fund are on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed by the Trustees or officers of each trust, respectively, as Trustees or officers and not individually and that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Trust or Acquiring Fund individually but are binding only upon the assets and property of Acquired Fund and Acquiring Fund, respectively.

This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

PUTNAM GLOBAL NATURAL RESOURCES FUND

By: ________________________

Jonathan S. Horwitz
Executive Vice President, Principal Executive Officer and Compliance Liaison

PUTNAM FUNDS TRUST, on behalf of its PUTNAM GLOBAL ENERGY
FUND series

By: ________________________

Jonathan S. Horwitz
Executive Vice President, Principal Executive Officer and Compliance Liaison

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Appendix B

Financial intermediary specific sales charge waiver information

As described in the prospectus, class A, M and T shares may be subject to an initial sales charge and class B and C shares may be subject to a CDSC. Certain financial intermediaries may impose different initial sales charges or waive the initial sales charge or CDSC in certain circumstances. This Appendix details the variations in sales charge waivers by financial intermediary. You should consult your financial representative for assistance in determining whether you may qualify for a particular sales charge waiver.

MERRILL LYNCH

Effective [April 10, 2017], if you purchase fund shares through a Merrill Lynch platform or account held at Merrill Lynch, you will be eligible only for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the fund’s prospectus or SAI. It is your responsibility to notify your financial representative at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts.

Front-end Sales Charge Waivers on Class A Shares available through Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code of 1986, as amended

Shares purchased through a Merrill Lynch-affiliated investment advisory program

Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

Shares of funds purchased through the Merrill Edge Self-Directed platform

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the fund (but not any other Putnam fund)

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date

Employees and registered representatives of Merrill Lynch or its affiliates and their family members

Trustees of the fund, and employees of Putnam Management or any of its affiliates, as described in the fund’s prospectus

B-1

Shares purchased from the proceeds of redemptions from a Putnam fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement)

CDSC Waivers on A, B and C Shares available through Merrill Lynch

Death or disability of the shareholder

Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

Return of excess contributions from an IRA Account

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

Shares acquired through a right of reinstatement

Shares held in retirement brokerage accounts that are exchanged for a share class with lower operating expenses due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Front-end Sales Charge Discounts available through Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in the fund’s prospectus and SAI

Rights of Accumulation (ROA), which entitle you to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within your household at Merrill Lynch. Eligible Putnam fund assets not held at Merrill Lynch may be included in the ROA calculation only if you notify your financial representative about such assets

Letters of Intent (LOI), which allow for breakpoint discounts based on anticipated purchases of Putnam funds, through Merrill Lynch, over a 13-month period

[[FINANCIAL INTERMEDIARY]

Class T shares

Class T shares are available for purchase by [FINANCIAL INTERMEDIARY] clients with the front-end sales charge waived as follows:

• Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans; however these plans are eligible to purchase class T shares through a transactional brokerage account.

• [FINANCIAL INTERMEDIARY] employee and employee-related accounts according to [FINANCIAL INTERMEDIARY]’s account linking rules.

• Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.

B-2

• Mutual fund shares exchanged from an existing position in the same fund as part of a share class exchange instituted by [FINANCIAL INTERMEDIARY].]

[Additional financial intermediary-specific sales charge waivers, if any, to be inserted.]

B-3

PUTNAM GLOBAL ENERGY FUND

By signing below, you, as a shareholder of Putnam Global Energy Fund, a series of Putnam Funds Trust, appoint Trustees John A. Hill, Robert E. Patterson and George Putnam, III, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote all of your Putnam Global Energy Fund shares on your behalf at the meeting of the shareholders of Putnam Global Energy Fund. The meeting will take place on May 16, 2017 at 11:00 a.m., Eastern Time, on the 8th Floor of One Post Office Square, Boston, Massachusetts 02109, and may be adjourned to later times or dates. Your vote is being solicited on behalf of the Trustees. When you complete and sign the proxy card, your shares will be voted on your behalf exactly as you have indicated on the reverse side of this card. If you simply sign the proxy card, and do not vote on the proposal, your shares will be automatically voted as the Trustees recommend. The proxies are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment of the meeting.

Proposal	Please vote by filling in the appropriate box below.

PLEASE MARK VOTES AS IN THIS EXAMPLE: ■

THE TRUSTEES RECOMMEND A VOTE FOR PROPOSAL 1.

1. Approving an Agreement and Plan of Reorganization providing	FOR	AGAINST	ABSTAIN
for the transfer of all of the assets of Putnam Global Energy Fund to
Putnam Global Natural Resources Fund in exchange for the	□	□	□
issuance and delivery of shares of beneficial interest of Putnam
Global Natural Resources Fund and the assumption by Putnam
Global Natural Resources Fund of all of the liabilities of Putnam
Global Energy Fund, and the distribution of these shares to the shareholders of Putnam Global Energy Fund in complete liquidation of Putnam Global Energy Fund.

Putnam Global Natural Resources Fund

FORM N-14

PART B

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

[March 2], 2017

This Statement of Additional Information (“SAI”) contains material that may be of interest to investors but that is not included in the Prospectus/Proxy Statement of Putnam Global Natural Resources Fund (“Global Natural Resources Fund”) dated [March 2], 2017 (the “Prospectus/Proxy Statement”) relating to the sale of all or substantially all of the assets of Putnam Global Energy Fund (“Global Energy Fund”) to Global Natural Resources Fund. Unaudited narrative pro forma financial information for Global Natural Resources Fund and Global Energy Fund for the twelve month period ended August 31, 2016 are included in the SAI. Part I of Global Natural Resources Fund’s Statement of Additional Information dated December 30, 2016, as supplemented, and Part II of the funds’ Statement of Additional Information are attached to this SAI as Appendix A and Appendix B, respectively. This SAI is not a prospectus and is authorized for distribution only when it accompanies or follows delivery of the Prospectus/Proxy Statement. This SAI should be read in conjunction with the Prospectus/Proxy Statement. Investors may obtain a free copy of the Prospectus/Proxy Statement by writing Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383, or by calling 1-800-225-1581.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND	1
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	3
PRO FORMA FINANCIAL INFORMATION	4
APPENDIX A	I-1
APPENDIX B	II-1

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

This SAI is accompanied by the Statement of Additional Information of Global Natural Resources Fund dated December 30, 2016, as supplemented (the “Acquiring Fund SAI”), which has been filed with the Securities and Exchange Commission. The information regarding Global Natural Resources Fund contained in the Acquiring Fund SAI is hereby incorporated by reference into this SAI.

UPDATED CALENDAR YEAR-END INFORMATION

The table below shows the value of each Trustee's holdings in the fund and in all of the Putnam Funds as of December 31, 2016.

Name of Trustee	Dollar range of Putnam	Aggregate dollar range of shares
	Global Natural Resources	held in all of the Putnam funds
	Fund shares owned	overseen by Trustee

Liaquat Ahamed	$1-$10,000	over $100,000

Ravi Akhoury	$1-$10,000	over $100,000

Barbara M. Baumann	$1-$10,000	over $100,000

Jameson A. Baxter	$10,001-$50,000	over $100,000

Robert J. Darretta	$1-$10,000	over $100,000

Katinka Domotorffy	$1-$10,000	over $100,000

John A. Hill	over $100,000	over $100,000

Paul L. Joskow	$1-$10,000	over $100,000

Kenneth R. Leibler	$1-$10,000	over $100,000

Robert E. Patterson	$1-$10,000	over $100,000

George Putnam, III	over $100,000	over $100,000

W. Thomas Stephens	$1-$10,000	over $100,000

* Robert L. Reynolds	$1-$10,000	over $100,000

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Management. Mr. Reynolds is deemed an “interested person” by virtue of his positions as an officer of the fund and Putnam Management. Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments, LLC and President of your fund and each of the other Putnam funds. None of the other Trustees is an “interested person.”

The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by the fund for fiscal 2016, and the fees paid to each Trustee by all of the Putnam funds during calendar year 2016:

1

COMPENSATION TABLE

		Pension or
		retirement		Total
		benefits	Estimated annual	compensation
	Aggregate	accrued	benefits from all	from all
	compensation	as part of	Putnam funds upon	Putnam
Trustees/Year	from the fund	fund expenses	retirement(1)	funds(2)

Liaquat				$315,000
Ahamed/2012(3)	$632	N/A	N/A

Ravi Akhoury/2009	$593	N/A	N/A	$302,500

Barbara M.				$315,000
Baumann/2010(3)	$632	N/A	N/A

Jameson A.				$482,031
Baxter/1994(3)(4)	$878	$357	$110,533

Robert J.				$340,000
Darretta/2007(3)	$686	N/A	N/A

Katinka				$315,000
Domotorffy/2012(3)	$632	N/A	N/A

John A. Hill/1985(3)	$581	$635	$161,667	$290,000

Paul L. Joskow/1997(3)	$632	$244	$113,417	$315,000

Kenneth R.				$322,500
Leibler/2006	$632	N/A	N/A

Robert E.				$302,500
Patterson/1984	$608	$395	$106,542

George Putnam,				$340,000
III/1984	$686	$412	$130,333

W. Thomas				$315,000
Stephens/1997(5)	$632	$241	$107,125

Robert L.				N/A
Reynolds/2008(6)	N/A	N/A	N/A

(1) Estimated benefits for each Trustee entitled to benefits are based on Trustee fee rates for calendar years 2003, 2004 and 2005.

(2) As of December 31, 2016, there were 114 funds in the Putnam family.

2

(3) Certain Trustees are also owed compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of August 31, 2016, the total amounts of deferred compensation payable by the fund, including income earned on such amounts, to these Trustees were: Mr. Ahamed - $1,640; Ms. Baumann - $1,909; Ms. Baxter - $10,394; Mr. Darretta - $7,435; Ms. Domotorffy - $1,111; Mr. Hill - $20,567; and Dr. Joskow - $7,384.

(4) Includes additional compensation to Ms. Baxter for service as Chair of the Trustees of the Putnam funds.

(5) Mr. Stephens retired from the Board of Trustees of the Putnam funds on March 31, 2008. Upon his retirement in 2008, Mr. Stephens became entitled to receive annual retirement benefit payments from the funds commencing on January 15, 2009. Mr. Stephens was reappointed to the Board of Trustees of the Putnam funds effective May 14, 2009, and in connection with his re-appointment, Mr. Stephens has agreed to suspend the balance of his retirement benefit payments for the duration of his service as a Trustee.

(6) Mr. Reynolds is an “interested person” of the fund and Putnam Management.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[ ], [ ], is Global Energy Fund’s and Global Natural Resources Fund’s independent registered public accounting firm providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The following documents are incorporated by reference into this SAI: (i) Report of Independent Registered Public Accounting Firm, financial highlights and financial statements included in Global Energy Fund's Annual Report to shareholders for the fiscal year ended August 31, 2016, and (ii) Report of Independent Registered Public Accounting Firm, financial highlights and financial statements included in Global Natural Resources Fund’s Annual Report to shareholders for the fiscal year ended August 31, 2016. The audited financial statements for Global Energy Fund and Global Natural Resources Fund incorporated by reference into the Prospectus/Proxy Statement and SAI have been so included and incorporated in reliance upon the reports of the independent registered public accounting firm, given on their authority as experts in auditing and accounting.

3

PRO FORMA FINANCIAL INFORMATION

Putnam Global Natural Resources Fund
AND
Putnam Global Energy Fund

Putnam Global Natural Resources Fund and Putnam Global Energy Fund, a series of Putnam Funds Trust, are open-end management investment companies registered under the Investment Company Act of 1940, as amended. Both funds are managed by Putnam Investment Management, LLC (“PIM”).

The unaudited proforma information provided herein should be read in conjunction with the separate financial statements of Putnam Global Natural Resources Fund and Putnam Global Energy Fund incorporated by reference in this statement of additional information. The funds follow generally accepted accounting principles (GAAP) in the United States of America applicable to management investment companies, which are disclosed in the separate financial statements of each fund.

1. Narrative Description of the Pro Forma Effects of the Reorganization

The unaudited proforma information set forth below for the twelve months ended August 31, 2016 is intended to present ratios and supplemental data for Putnam Global Natural Resources Fund (the accounting survivor) as if the combination with Putnam Global Energy Fund (the “Reorganization”) had been consummated on September 1, 2015.

The Putnam Global Natural Resources Fund offers six classes of shares: Class A, Class B, Class C, Class M, Class R and Class Y. The Putnam Global Energy Fund offers six classes of shares: Class A, Class B, Class C, Class M, Class R and Class Y. The Reorganization provides for the proposed exchange of assets of [each class] of shares of the Putnam Global Energy Fund for Class A, Class B, Class C, Class M, Class R and Class Y shares of Putnam Global Natural Resources Fund.

Putnam Global Natural Resources Fund will be the surviving entity for accounting purposes with its results of operations being carried forward.

As of August 31, 2016, the net assets of Putnam Global Energy Fund and Putnam Global Natural Resources Fund were $30,359,799 and $162,405,372, respectively. Assuming the two funds merged on August 31, 2016, the net assets of the combined fund would have been $192,682,924 which reflects the impact of non-recurring merger costs of $82,247. The net asset value per share after the reorganization assumes the issuance, by Putnam Global Natural Resources Fund, of the following shares for the respective Putnam Global Energy Fund class net assets at August 31, 2016:

	Shares Issued	Putnam Global Energy Fund net assets
Class A	927,866	$14,365,944
Class B	223,389	$3,016,343
Class C	507,690	$7,001,881

4

Class M	18,178	$263,434
Class R	111,227	$1,676,733
Class Y	257,786	$4,035,464

Assuming the reorganization had occurred at the beginning of the twelve month period ended August 31, 2016, the proposed reorganization would have resulted in a decrease in other operating expenses of $152,650. Given each fund is subject to the same management contract, the proposed reorganization would not result in any change to management fee charged to combined fund.

The significant accounting policies, including valuation policies, of Putnam Global Natural Resources Fund and Putnam Global Energy Fund are substantially identical and are not expected to change as a result of the merger.

Security Valuation

Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock

5

Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

2. Merger costs

The costs for the merger are estimated to be [$306,863], of which an estimated $0 will be paid by Putnam Global Energy Fund, [$82,247] will be paid by Putnam Global Natural Resources Fund and [$224,617] will be paid by Putnam Investments. These fees and expenses, representing legal and accounting expenses, the costs of printing and mailing this prospectus/proxy statement or other similar expenses incurred in connection with the consummation of the merger, will be allocated evenly between the two funds, except that proxy solicitation costs will be borne by Putnam Global Energy Fund. Because both funds are expected to benefit from the merger based on several quantitative and qualitative factors, PIM determined that the allocation described above was a fair and objective manner of allocating the merger expenses.

3. Tax implications

It is the policy of each fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. As of August 31, 2016, the funds had capital loss carryforwards as

6

follows:

	Putnam Global Energy	Putnam Global Natural
	Fund	Resources Fund

Capital loss carryforwards	$6,576,594	$33,384,950

If not applied, the capital loss carryforwards will expire as follows:

Expiration Date:	Putnam Global Energy	Putnam Global Natural
	Fund	Resources Fund

August 31, 2018	N/A	$48,923,488

The merger is expected to be a tax-free reorganization for federal income tax purposes.

4. Portfolio Realignment

Putnam Management currently expects that Putnam Global Energy Fund may make dispositions of certain portfolio holdings prior to the merger. (However, it is also possible that the combined fund’s portfolio managers could deem it appropriate in their discretion simply to combine the two funds’ portfolios, without disposing of securities in Putnam Global Energy Fund.) These sales would result in brokerage commissions and other transaction costs, and may result in the realization of capital gains that would be distributed to shareholders as taxable distributions.

7

APPENDIX A

FUND SYMBOLS	CLASS	CLASS	CLASS	CLASS	CLASS	CLASS
	A	B	C	M	R	Y
Putnam Global Consumer	PGCOX	PGCKX	PGCNX	PGCMX	PGCIX	PGCYX
Fund
Putnam Global Energy Fund	PGEAX	PGEDX	PGECX	PGENX	PGETX	PGEIX
Putnam Global Financials	PGFFX	PGFOX	PGFDX	PGFMX	PGFRX	PGFYX
Fund
Putnam Global Health Care	PHSTX	PHSBX	PCHSX	PHLMX	PHSRX	PHSYX
Fund
Putnam Global Industrials	PGIAX	PGIVX	PGIEX	PGIHX	PGIOX	PGILX
Fund
Putnam Global Natural	EBERX	PNRBX	PGLCX	PGLMX	PGNRX	PGRYX
Resources Fund
Putnam Global Technology	PGTAX	PGTPX	PGTDX	PGTMX	PGTRX	PGTYX
Fund
Putnam Global	PGBZX	PGBBX	PGBNX	PGBMX	PGBTX	PGBYX
Telecommunications Fund
Putnam Global Utilities Fund	PUGIX	PUTBX	PUTCX	PUTMX	PULRX	PUTYX

Putnam Global Consumer Fund
Putnam Global Energy Fund
Putnam Global Financials Fund
Putnam Global Health Care Fund
Putnam Global Industrials Fund
Putnam Global Natural Resources Fund
Putnam Global Technology Fund
Putnam Global Telecommunications Fund
Putnam Global Utilities Fund

FORM N-1A

PART B

STATEMENT OF ADDITIONAL INFORMATION (SAI)
December 30, 2016

This SAI is not a prospectus. If a fund has more than one form of current prospectus, each reference to the prospectus in this SAI includes all of the fund's prospectuses, unless otherwise noted. The SAI should be read together with the applicable prospectus. For a free copy of each fund’s annual report or a prospectus dated 12/30/16, as revised from time to time, call Putnam Investor Services at 1-800-225-1581, visit Putnam's website at putnam.com or write Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383.

I-1

Part I of this SAI contains specific information about the funds. Part II includes information about these funds and the other Putnam funds.

PART I

FUND ORGANIZATION AND CLASSIFICATION	I-4
INVESTMENT RESTRICTIONS	I-6
CHARGES AND EXPENSES	I-9
PORTFOLIO MANAGERS	I-56
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND	I-64
FINANCIAL STATEMENTS

PART II

HOW TO BUY SHARES	II-1
DISTRIBUTION PLANS	II-10
MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND	II-18
RISKS
TAXES	II-54
MANAGEMENT	II-69
DETERMINATION OF NET ASSET VALUE	II-90
INVESTOR SERVICES	II-92
SIGNATURE GUARANTEES	II-96
REDEMPTIONS	II-96
POLICY ON EXCESSIVE SHORT-TERM TRADING	II-97
SHAREHOLDER LIABILITY	II-97
DISCLOSURE OF PORTFOLIO INFORMATION	II-97
INFORMATION SECURITY RISKS	II-99
PROXY VOTING GUIDELINES AND PROCEDURES	II-100
SECURITIES RATINGS	II-100
APPENDIX A - PROXY VOTING GUIDELINES OF THE PUTNAM	II-106
FUNDS
APPENDIX B - FINANCIAL STATEMENTS	II-133

I-2

SAI

PART I

FUND ORGANIZATION AND CLASSIFICATION

Putnam Global Consumer Fund, Putnam Global Energy Fund, Putnam Global Financials Fund, Putnam Global Industrials Fund, Putnam Global Technology Fund and Putnam Global Telecommunications Fund are each a non-diversified series of Putnam Funds Trust, a Massachusetts business trust organized on January 22, 1996 (the “Trust”). Putnam Global Health Care Fund is a Massachusetts business trust organized on January 28, 1982. Putnam Global Natural Resources Fund is a Massachusetts business trust organized on February 1, 1985, as the successor to Eberstadt Energy-Resources Fund, Inc., a Maryland corporation organized in May, 1980. Putnam Global Utilities Fund is a Massachusetts business trust organized on September 20, 1990. Putnam Global Health Care Fund, Putnam Global Natural Resources Fund, and Putnam Global Utilities Fund are referred to herein collectively as the “Non-Series Funds.” A copy of the Trust’s and each Non-Series Fund’s Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of The Commonwealth of Massachusetts.

For all funds except the Non-Series Funds:

Each fund is an open-end management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. Each fund offers classes of shares with different sales charges and expenses.

Each share has one vote, with fractional shares voting proportionally. Shares of all series and classes will vote together as a single class on all matters except (i) when required by the Investment Company Act of 1940 or when the Trustees have determined that a matter affects one or more series or classes materially differently, shares are voted by individual series or class; and (ii) when the Trustees determine that such a matter affects only the interests of a particular series or class, then only shareholders of such series or class shall be entitled to vote thereon. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the fund were liquidated, would receive the net assets of the fund.

Each fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although each fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

I-3

For Putnam Global Health Care Fund, Putnam Global Natural Resources Fund, and Global Utilities Fund only:

Each fund is an open-end non-diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. Each fund offers classes of shares with different sales charges and expenses.

Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the fund were liquidated, would receive the net assets of the fund.

Each fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although each fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

Information about the Summary Prospectus, Prospectus, and SAI

Each fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust's and each Non-Series Fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

I-4

INVESTMENT RESTRICTIONS

As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities of a fund created under the Trust, each fund may not and will not:

(1) With respect to 50% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

(2) With respect to 50% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(3) Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made.

(4) Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements, or by lending its portfolio securities.

(5) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(6) Purchase or sell commodities, except as permitted by applicable law.

(7) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

(8)(a) Global Consumer Fund only: Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry, except that the fund will normally invest at least 25% of its net assets in the consumer staples and consumer discretionary products and services industries.

I-5

(8)(b) Global Energy Fund only: Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry, except that the fund will normally invest at least 25% of its net assets in the energy industries.

(8)(c) Global Financials Fund only: Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry, except that the fund will normally invest at least 25% of its net assets in the financial services industries.

(8)(d) Global Health Care Fund only: Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry, except that the fund will invest at least 25% of the value of its total assets in common stocks of companies which Putnam Management determines are principally engaged in the health sciences industries, except when investing for defensive purposes.

(8)(e) Global Industrials Fund only: Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry, except that the fund will normally invest at least 25% of its net assets in the industrial products, services or equipment industries.

(8)(f) Global Natural Resources Fund only: Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry, except that the fund may invest more than 25% of its total assets in securities of issuers in any industry in the energy and resources group of industries. (The fund will invest at least 80% of its net assets at all times in the securities of companies principally engaged in the energy, natural resource and related areas, as defined in the prospectus, except when investing for defensive purposes).

(8)(g) Global Technology Fund only: Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry, except that the fund will normally invest at least 25% of its net assets in the technology industries.

(8)(h) Global Telecommunications Fund only: Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the fund’s total assets would be invested in any one industry, except that the fund will normally invest at least 25% of its net assets in the telecommunication industries.

I-6

(8)(i) Global Utilities Fund only: Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry, except for any of the public utilities industries.

(9) All funds except Global Health Care Fund: Issue any class of securities which is senior to the fund’s shares of beneficial interest, except for permitted borrowings. The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of a fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding fund shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding fund shares are represented at the meeting in person or by proxy.

For purposes of each fund’s fundamental policy on industry concentration (#8 above), Putnam Investment Management, LLC ("Putnam Management"), the fund’s investment manager, determines the appropriate industry categories and assigns issuers to them, informed by a variety of considerations, including relevant third party categorization systems. Industry categories and issuer assignments may change over time as industry sectors and issuers evolve. Portfolio allocations shown in shareholder reports and other communications may use broader investment sectors or narrower sub-industry categories.

The following non-fundamental investment policies may be changed by the Trustees without shareholder approval:

(1) The fund will not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the fund (or the person designated by the Trustees of the fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the fund's net assets (taken at current value) would be invested in securities described in (a), (b) and (c).

(2) The fund will not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or (G) of the Investment Company Act of 1940, as amended.

(3) Global Health Care Fund only: The fund will not issue any class of securities which is senior to the fund’s shares of beneficial interest, except for permitted borrowings.

I-7

All percentage limitations on investments (other than pursuant to non-fundamental restriction (1)) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

If, as a result of a change in values or net assets or other circumstances, greater than 15% of each fund’s net assets are invested in securities described in (a), (b) and (c) in non-fundamental policy (1) above, the fund will take such steps as are deemed advisable to protect the fund’s liquidity.

The Trust has filed an election under Rule 18f-1 under the Investment Company Act of 1940 committing each fund that is a series of the Trust to pay all redemptions of fund shares by a single shareholder during any 90-day period in cash, up to the lesser of (i) $250,000 or (ii) 1% of such fund's net assets measured as of the beginning of such 90-day period.

CHARGES AND EXPENSES

Shareholders of each fund approved a new management contract with Putnam Management effective February 27, 2014 ( each, a "Management Contract"). The substantive terms of each Management Contract, including terms relating to fees, are identical to the terms of that fund’s prior management contract dated January 1, 2010. Shareholders were asked to approve the Management Contracts following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management.

Between October 8, 2013 and the date of the Management Contracts, Putnam Management managed each fund's investment portfolio and other affairs and business under an interim management contract, which was substantively identical to the fund's prior management contract dated January 1, 2010. Putnam Management has entered into sub-management and sub-advisory contracts for the funds effective as of the time the Management Contracts became effective. Please see “Management —The Sub-Manager” in Part II of this SAI for information about the sub-management contract and "Management — The Sub-Adviser" in Part II of this SAI for information about the sub-advisory contract.

Management fees Under the Management Contracts, each fund pays a monthly fee to Putnam Management. The fee is calculated by applying a rate to the fund’s average net assets for the month. The rate is based on the monthly average of the aggregate net assets of all open-end funds sponsored by Putnam Management (excluding net assets of funds that are invested in or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets) (“Total Open-End Mutual Fund Average Net Assets”), as determined at the close of each business day during the month, as set forth below:

I-8

0.780% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.730% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.680% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.630% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.580% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.560% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.550% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets;
and 0.545% of any excess thereafter.

For the past three fiscal years, pursuant to its applicable management contract, each fund incurred the following fees:

				Amount
			Amount of	management fee
	Fiscal	Management	management	would have been
Fund name	year	fee paid	fee waived	without waivers
Global Consumer Fund	2016	$160,181	$92,448	$252,629
	2015	$37,736	$113,468	$151,204
	2014	$57,443	$98,871	$156,314
Global Energy Fund	2016	$62,223	$111,753	$173,976
	2015	$65,186	$112,444	$177,630
	2014	$49,465	$97,334	$146,799
Global Financials Fund	2016	$0	$85,837	$85,837
	2015	$0	$77,250	$77,250
	2014	$5,800	$109,187	$114,987

I-9

Global Health Care Fund	2016	$9,976,600	$19,245	$9,995,845
	2015	$10,714,347	$0	$10,714,347
	2014	$8,424,224	$0	$8,424,224
Global Industrials Fund	2016	$0	$113,598	$113,598
	2015	$0	$109,131	$109,131
	2014	$37,339	$108,938	$146,277
Global Natural Resources Fund	2016	$1,012,240	$3,049	$1,015,289
	2015	$1,434,481	$0	$1,434,481
	2014	$2,019,594	$0	$2,019,594
Global Technology Fund	2016	$141,298	$99,316	$240,614
	2015	$33,505	$119,433	$152,938
	2014	$0	$96,061	$96,061
Global Telecommunications
Fund	2016	$115,403	$100,993	$216,396
	2015	$19,912	$115,910	$135,822
	2014	$57,546	$96,396	$153,942
Global Utilities Fund	2016	$1,117,740	$2,495	$1,120,235
	2015	$1,291,525	$0	$1,291,525
	2014	$1,333,880	$0	$1,333,880

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For Global Health Care Fund, Global Natural Resources Fund and Global Utilities Fund, the amount of management fee waived for the most recent fiscal year resulted from a voluntary one-time waiver by Putnam Management.

The following amount of management fee waived for the most recent fiscal year resulted from a voluntary one-time waiver by Putnam Management: Global Consumer Fund ($300), Global Energy Fund ($325), Global Financials Fund ($164), Global Industrials Fund ($232), Global Technology Fund ($260) and Global Telecommunications Fund ($275). For each such fund, the remaining amount of management fee waived for the most recent fiscal year for each fund resulted from arrangements set forth in “General expense limitation” under “Management – The Management Contract” in Part II of this SAI.

Brokerage commissions

The following table shows brokerage commissions paid during the fiscal years indicated:

I-11

	Fiscal	Brokerage
Fund name	year	commissions
Global Consumer Fund	2016	$25,006
	2015	$19,334
	2014	$22,969
Global Energy Fund	2016	$98,024
	2015	$78,835
	2014	$36,407
Global Financials Fund	2016	$9,387
	2015	$7,495
	2014	$16,275
Global Health Care Fund	2016	$466,211
	2015	$518,527
	2014	$547,513
Global Industrials Fund	2016	$96,740
	2015	$54,242
	2014	$68,686
Global Natural Resources Fund	2016	$437,013
	2015	$785,442
	2014	$665,035
Global Technology Fund	2016	$49,325
	2015	$27,286
	2014	$8,247
Global Telecommunications Fund	2016	$31,144
	2015	$21,087
	2014	$24,517
Global Utilities Fund	2016	$45,941
	2015	$87,436
	2014	$104,625

I-12

Putnam Global Consumer Fund, Putnam Global Technology Fund and Putnam Global Telecommunications Fund

The brokerage commissions for each fund’s 2016 fiscal year were higher than the brokerage commissions for the fund’s 2014 and 2015 fiscal years due in part to increased subscriptions into the fund.

Putnam Global Energy Fund and Putnam Global Industrials Fund

The brokerage commissions for each fund’s 2016 fiscal year were higher than the brokerage commissions for the fund’s 2014 and 2015 fiscal years due in part to increased portfolio turnover in the fund.

Global Financials Fund

The brokerage commissions for the fund’s 2015 fiscal year were lower than the brokerage commissions for the fund’s 2014 and 2016 fiscal years due in part to decreased portfolio repositioning in 2015.

Putnam Global Natural Resources Fund and Putnam Global Utilities Fund

The brokerage commissions for each fund’s 2016 fiscal year were lower than the brokerage commissions for the fund’s 2014 and 2015 fiscal years due to decreased portfolio repositioning in 2016.

The following table shows transactions placed with brokers and dealers during the most recent fiscal year to recognize research services received by Putnam Management and its affiliates:

	Dollar value of these	Percentage of total	Amount of
Fund name	transactions	transactions	commissions
Global
Consumer Fund	$41,265,575	92.47%	$21,868

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	Dollar value of these	Percentage of total	Amount of
Fund name	transactions	transactions	commissions
Global
Energy Fund	$90,946,284	88.63%	$79,229
	Dollar value of these	Percentage of total	Amount of
Fund name	transactions	transactions	commissions
Global
Industrials Fund	$71,007,962	85.08%	$81,109
	Dollar value of these	Percentage of total	Amount of
Fund name	transactions	transactions	commissions
Global Natural
Resources Fund	$293,781,402	75.23%	$305,185
	Dollar value of these	Percentage of total	Amount of
Fund name	transactions	transactions	commissions
Global
Technology Fund	$54,878,007	86.81%	$40,114
	Dollar value of these	Percentage of total	Amount of
Fund name	transactions	transactions	commissions
Global
Utilities Fund	$28,980,387	66.88%	$26,735

At the end of fiscal 2016, Putnam Global Financials Fund held the following securities of its regular broker-dealers (or affiliates of such broker-dealers):

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Fund Name	Broker-dealer or affiliates	Value of securities held

Global Financials Fund	JPMorgan Chase & Co.	$699,030
	Citigroup, Inc.	$608,920

Administrative expense reimbursement

The funds reimbursed Putnam Management for administrative services during fiscal 2016, including compensation of certain fund officers and contributions to the Putnam Retirement Plan for their benefit, as follows:

Fund name	Total	Portion of total reimbursement for
	reimbursement	compensation and contributions
Global Consumer Fund	$1,189	$795
Global Energy Fund	$765	$512
Global Financials Fund	$413	$276
Global Health Care Fund	$46,535	$31,117
Global Industrials Fund	$488	$326
Global Natural Resources	$4,494	$3,005
Fund
Global Technology Fund	$1,095	$732
Global	$1,016	$679
Telecommunications Fund
Global Utilities Fund	$5,069	$3,390

Trustee responsibilities and fees

The Trustees are responsible for generally overseeing the conduct of fund business. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for the funds and makes investment decisions on their behalf. Subject to the control of the Trustees, Putnam Management also manages the funds' other affairs and business.

I-15

The table below shows the value of each Trustee's holdings in each fund and in all of the Putnam Funds as of December 31, 2015.

	Dollar range		Dollar range
	of Putnam	Dollar range	of Putnam	Dollar range
	Global	of Putnam	Global	of Putnam
	Consumer	Global Energy	Financials	Global Health
Name of	Fund shares	Fund shares	Fund shares	Care Fund
Trustee	owned	owned	owned	shares owned

Liaquat
Ahamed	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000

Ravi Akhoury	$1-$10,000	$1-$10,000	$1-$10,000	over $100,000

Barbara M.				$10,001-
Baumann	$1-$10,000	$1-$10,000	$1-$10,000	$50,000

Jameson A.	$10,001-		$10,001-	$10,001-
Baxter	$50,000	$1-$10,000	$50,000	$50,000

Robert J.				$10,001-
Darretta	$1-$10,000	$1-$10,000	$1-$10,000	$50,000

Katinka		$10,001-		$10,001-
Domotorffy	$1-$10,000	$50,000	$1-$10,000	$50,000

John A. Hill	$1-$10,000	$1-$10,000	$1-$10,000	over $100,000

				$50,001-
Paul L. Joskow	$1-$10,000	$1-$10,000	$1-$10,000	$100,000

Kenneth R.				$10,001-
Leibler	$1-$10,000	$1-$10,000	$1-$10,000	$50,000

Robert E.	$10,001-		$10,001-	$10,001-
Patterson	$50,000	$1-$10,000	$50,000	$50,000

George	$10,001-		$10,001-
Putnam, III	$50,000	$1-$10,000	$50,000	over $100,000

W. Thomas				$10,001-
Stephens	$1-$10,000	$1-$10,000	$1-$10,000	$50,000

* Robert L.				$10,001-
Reynolds	$1-$10,000	$1-$10,000	$1-$10,000	$50,000

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Dollar range
	Dollar range	of Putnam	Dollar range
	of Putnam	Global	of Putnam
	Global	Natural	Global	Dollar range of
	Industrials	Resources	Technology	Putnam Global
Name of	Fund shares	Fund shares	Fund shares	Telecommunications
Trustee	owned	owned	owned	Fund shares owned

Liaquat
Ahamed	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000

Ravi Akhoury	$1-$10,000	$1-$10,000	over $100,000	$1-$10,000

Barbara M.
Baumann	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000

Jameson A.	$10,001-	$10,001-	$10,001-
Baxter	$50,000	$50,000	$50,000	$10,001-$50,000

Robert J.
Darretta	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000

Katinka
Domotorffy	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000

John A. Hill	$1-$10,000	over $100,000	$1-$10,000	$1-$10,000

Paul L. Joskow	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000

Kenneth R.
Leibler	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000

Robert E.	$10,001-		$10,001-
Patterson	$50,000	$1-$10,000	$50,000	$10,001-$50,000

George	$10,001-		$10,001-
Putnam, III	$50,000	over $100,000	$50,000	$10,001-$50,000

W. Thomas
Stephens	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000

* Robert L.
Reynolds	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000

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Aggregate
dollar range
	Dollar range	of shares held
	of Putnam	in all of the
	Global	Putnam funds
Name of	Utilities Fund	overseen by
Trustee	shares owned	Trustee

Liaquat
Ahamed	$1-$10,000	over $100,000

Ravi Akhoury	$1-$10,000	over $100,000

Barbara M.
Baumann	$1-$10,000	over $100,000

Jameson A.
Baxter	$1-$10,000	over $100,000

Robert J.
Darretta	$1-$10,000	over $100,000

Katinka
Domotorffy	$1-$10,000	over $100,000

$10,001-
John A. Hill	$50,000	over $100,000

$10,001-
Paul L. Joskow	$50,000	over $100,000

Kenneth R.
Leibler	$1-$10,000	over $100,000

Robert E.	$10,001-
Patterson	$50,000	over $100,000

George	$10,001-	over $100,000
Putnam, III	$50,000

W. Thomas
Stephens	$1-$10,000	over $100,000

* Robert L.
Reynolds	$1-$10,000	over $100,000

* Trustee who is an "interested person" (as defined in the Investment Company Act of 1940) of the funds and Putnam Management. Mr. Reynolds is deemed an "interested person" by virtue of his positions as an officer of the funds and Putnam Management. Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments, LLC and President of your fund and each of the other Putnam funds. None of the other Trustees is an "interested person".

I-18

Each Independent Trustee of the funds receives an annual retainer fee and an additional fee for each Trustee meeting attended. Independent Trustees also are reimbursed for expenses they incur relating to their services as Trustees. All of the current Independent Trustees of the funds are Trustees of all the Putnam funds and receive fees for their services.

The Trustees periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of Independent Trustees of the funds, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least four business days per regular Trustee meeting. The standing committees of the Board of Trustees, and the number of times each committee met during your fund’s most recently completed fiscal year, are shown in the table below:

Audit, Compliance and Distributions Committee	14
Board Policy and Nominating Committee	4
Brokerage Committee	3
Contract Committee	9
Executive Committee	1
Investment Oversight Committees
Investment Oversight Committee A	7
Investment Oversight Committee B	7
Pricing Committee	8

The following tables show the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by each fund for fiscal 2016, and the fees paid to each Trustee by all of the Putnam funds for services rendered during calendar year 2015:

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COMPENSATION TABLES

Global Consumer Fund

		Pension or	Estimated
		retirement	annual	Total
		benefits	benefits from	compensation
	Aggregate	accrued as	all Putnam	from all
	compensation	part of fund	funds upon	Putnam
Trustee/Year	from the fund	expenses	retirement(1)	funds(2)

Liaquat Ahamed/2012(3)	$158	N/A	N/A	$300,000

Ravi Akhoury/2009	$150	N/A	N/A	$275,000

Barbara M.
Baumann/2010(3)	$158	N/A	N/A	$300,000

Jameson A.
Baxter/1994(3)(4)	$217	$76	$110,533	$458,594

Charles B. Curtis/2001(5)	N/A	$21	$113,917	$162,500

Robert J. Darretta/2007(3)	$171	N/A	N/A	$312,500

Katinka Domotorffy/2012(3)	$158	N/A	N/A	$300,000

John A. Hill/1985(3)	$144	$134	$161,667	$281,250

Paul L. Joskow/1997(3)	$158	$52	$113,417	$300,000

Kenneth R. Leibler/2006	$158	N/A	N/A	$318,750

Robert E. Patterson/1984	$152	$84	$106,542	$306,250

George Putnam, III/1984	$171	$87	$130,333	$312,500

W. Thomas
Stephens/1997(6)	$158	$51	$107,125	$300,000

Robert L.
Reynolds/2008(7)	N/A	N/A	N/A	N/A

I-20

Global Energy Fund

		Pension or	Estimated
		retirement	annual	Total
		benefits	benefits from	compensation
	Aggregate	accrued as	all Putnam	from all
	compensation	part of fund	funds upon	Putnam
Trustee/Year	from the fund	expenses	retirement(1)	funds(2)

Liaquat Ahamed/2012(3)	$108	N/A	N/A	$300,000

Ravi Akhoury/2009	$101	N/A	N/A	$275,000

Barbara M.
Baumann/2010(3)	$108	N/A	N/A	$300,000

Jameson A.
Baxter/1994(3)(4)	$150	$59	$110,533	$458,594

Charles B. Curtis/2001(5)	N/A	$19	$113,917	$162,500

Robert J. Darretta/2007(3)	$117	N/A	N/A	$312,500

Katinka Domotorffy/2012(3)	$108	N/A	N/A	$300,000

John A. Hill/1985(3)	$99	$104	$161,667	$281,250

Paul L. Joskow/1997(3)	$108	$40	$113,417	$300,000

Kenneth R. Leibler/2006	$108	N/A	N/A	$318,750

Robert E. Patterson/1984	$104	$65	$106,542	$306,250

George Putnam, III/1984	$117	$68	$130,333	$312,500

W. Thomas
Stephens/1997(6)	$108	$40	$107,125	$300,000

Robert L.
Reynolds/2008(7)	N/A	N/A	N/A	N/A

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Global Financials Fund

		Pension or	Estimated
		retirement	annual	Total
		benefits	benefits from	compensation
	Aggregate	accrued as	all Putnam	from all
	compensation	part of fund	funds upon	Putnam
Trustee/Year	from the fund	expenses	retirement(1)	funds(2)

Liaquat Ahamed/2012(3)	$54	N/A	N/A	$300,000

Ravi Akhoury/2009	$51	N/A	N/A	$275,000

Barbara M.
Baumann/2010(3)	$54	N/A	N/A	$300,000

Jameson A.
Baxter/1994(3)(4)	$75	$29	$110,533	$458,594

Charles B. Curtis/2001(5)	N/A	$10	$113,917	$162,500

Robert J. Darretta/2007(3)	$58	N/A	N/A	$312,500

Katinka Domotorffy/2012(3)	$54	N/A	N/A	$300,000

John A. Hill/1985(3)	$49	$52	$161,667	$281,250

Paul L. Joskow/1997(3)	$54	$20	$113,417	$300,000

Kenneth R. Leibler/2006	$54	N/A	N/A	$318,750

Robert E. Patterson/1984	$51	$32	$106,542	$306,250

George Putnam, III/1984	$58	$34	$130,333	$312,500

W. Thomas
Stephens/1997(6)	$54	$20	$107,125	$300,000

Robert L.
Reynolds/2008(7)	N/A	N/A	N/A	N/A

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Global Health Care Fund

		Pension or	Estimated
		retirement	annual	Total
		benefits	benefits from	compensation
	Aggregate	accrued as	all Putnam	from all
	compensation	part of fund	funds upon	Putnam
Trustee/Year	from the fund	expenses	retirement(1)	funds(2)

Liaquat Ahamed/2012(3)	$6,270	N/A	N/A	$300,000

Ravi Akhoury/2009	$5,898	N/A	N/A	$275,000

Barbara M.
Baumann/2010(3)	$6,270	N/A	N/A	$300,000

Jameson A.
Baxter/1994(3)(4)	$8,736	$3,547	$110,533	$458,594

Charles B. Curtis/2001(5)	N/A	$1,184	$113,917	$162,500

Robert J. Darretta/2007(3)	$6,815	N/A	N/A	$312,500

Katinka Domotorffy/2012(3)	$6,270	N/A	N/A	$300,000

John A. Hill/1985(3)	$5,754	$6,308	$161,667	$281,250

Paul L. Joskow/1997(3)	$6,270	$2,427	$113,417	$300,000

Kenneth R. Leibler/2006	$6,270	N/A	N/A	$318,750

Robert E. Patterson/1984	$6,003	$3,921	$106,542	$306,250

George Putnam, III/1984	$6,815	$4,094	$130,333	$312,500

W. Thomas
Stephens/1997(6)	$6,270	$2,395	$107,125	$300,000

Robert L.
Reynolds/2008(7)	N/A	N/A	N/A	N/A

I-23

Global Industrials Fund

		Pension or	Estimated
		retirement	annual	Total
		benefits	benefits from	compensation
	Aggregate	accrued as	all Putnam	from all
	compensation	part of fund	funds upon	Putnam
Trustee/Year	from the fund	expenses	retirement(1)	funds(2)

Liaquat Ahamed/2012(3)	$69	N/A	N/A	$300,000

Ravi Akhoury/2009	$65	N/A	N/A	$275,000

Barbara M.
Baumann/2010(3)	$69	N/A	N/A	$300,000

Jameson A.
Baxter/1994(3)(4)	$94	$33	$110,533	$458,594

Charles B. Curtis/2001(5)	N/A	$10	$113,917	$162,500

Robert J. Darretta/2007(3)	$74	N/A	N/A	$312,500

Katinka Domotorffy/2012(3)	$69	N/A	N/A	$300,000

John A. Hill/1985(3)	$62	$59	$161,667	$281,250

Paul L. Joskow/1997(3)	$69	$23	$113,417	$300,000

Kenneth R. Leibler/2006	$69	N/A	N/A	$318,750

Robert E. Patterson/1984	$66	$37	$106,542	$306,250

George Putnam, III/1984	$74	$38	$130,333	$312,500

W. Thomas
Stephens/1997(6)	$69	$22	$107,125	$300,000

Robert L.
Reynolds/2008(7)	N/A	N/A	N/A	N/A

I-24

Global Natural Resources Fund

		Pension or	Estimated
		retirement	annual	Total
		benefits	benefits from	compensation
	Aggregate	accrued as	all Putnam	from all
	compensation	part of fund	funds upon	Putnam
Trustee/Year	from the fund	expenses	retirement(1)	funds(2)

Liaquat Ahamed/2012(3)	$632	N/A	N/A	$300,000

Ravi Akhoury/2009	$593	N/A	N/A	$275,000

Barbara M.
Baumann/2010(3)	$632	N/A	N/A	$300,000

Jameson A.
Baxter/1994(3)(4)	$878	$357	$110,533	$458,594

Charles B. Curtis/2001(5)	N/A	$120	$113,917	$162,500

Robert J. Darretta/2007(3)	$686	N/A	N/A	$312,500

Katinka Domotorffy/2012(3)	$632	N/A	N/A	$300,000

John A. Hill/1985(3)	$581	$635	$161,667	$281,250

Paul L. Joskow/1997(3)	$632	$244	$113,417	$300,000

Kenneth R. Leibler/2006	$632	N/A	N/A	$318,750

Robert E. Patterson/1984	$608	$395	$106,542	$306,250

George Putnam, III/1984	$686	$412	$130,333	$312,500

W. Thomas
Stephens/1997(6)	$632	$241	$107,125	$300,000

Robert L.
Reynolds/2008(7)	N/A	N/A	N/A	N/A

I-25

Global Technology Fund

		Pension or	Estimated
		retirement	annual	Total
		benefits	benefits from	compensation
	Aggregate	accrued as	all Putnam	from all
	compensation	part of fund	funds upon	Putnam
Trustee/Year	from the fund	expenses	retirement(1)	funds(2)

Liaquat Ahamed/2012(3)	$151	N/A	N/A	$300,000

Ravi Akhoury/2009	$144	N/A	N/A	$275,000

Barbara M.
Baumann/2010(3)	$151	N/A	N/A	$300,000

Jameson A.
Baxter/1994(3)(4)	$207	$68	$110,533	$458,594

Charles B. Curtis/2001(5)	N/A	$17	$113,917	$162,500

Robert J. Darretta/2007(3)	$164	N/A	N/A	$312,500

Katinka Domotorffy/2012(3)	$151	N/A	N/A	$300,000

John A. Hill/1985(3)	$138	$121	$161,667	$281,250

Paul L. Joskow/1997(3)	$151	$47	$113,417	$300,000

Kenneth R. Leibler/2006	$151	N/A	N/A	$318,750

Robert E. Patterson/1984	$145	$75	$106,542	$306,250

George Putnam, III/1984	$164	$79	$130,333	$312,500

W. Thomas
Stephens/1997(6)	$151	$46	$107,125	$300,000

Robert L.
Reynolds/2008(7)	N/A	N/A	N/A	N/A

I-26

Global Telecommunications Fund

		Pension or	Estimated
		retirement	annual	Total
		benefits	benefits from	compensation
	Aggregate	accrued as	all Putnam	from all
	compensation	part of fund	funds upon	Putnam
Trustee/Year	from the fund	expenses	retirement(1)	funds(2)

Liaquat Ahamed/2012(3)	$135	N/A	N/A	$300,000

Ravi Akhoury/2009	$128	N/A	N/A	$275,000

Barbara M.
Baumann/2010(3)	$135	N/A	N/A	$300,000

Jameson A.
Baxter/1994(3)(4)	$187	$70	$110,533	$458,594

Charles B. Curtis/2001(5)	N/A	$22	$113,917	$162,500

Robert J. Darretta/2007(3)	$147	N/A	N/A	$312,500

Katinka Domotorffy/2012(3)	$135	N/A	N/A	$300,000

John A. Hill/1985(3)	$124	$125	$161,667	$281,250

Paul L. Joskow/1997(3)	$135	$48	$113,417	$300,000

Kenneth R. Leibler/2006	$135	N/A	N/A	$318,750

Robert E. Patterson/1984	$130	$78	$106,542	$306,250

George Putnam, III/1984	$147	$81	$130,333	$312,500

W. Thomas
Stephens/1997(6)	$135	$47	$107,125	$300,000

Robert L.
Reynolds/2008(7)	N/A	N/A	N/A	N/A

I-27

Global Utilities Fund

		Pension or	Estimated
		retirement	annual	Total
		benefits	benefits from	compensation
	Aggregate	accrued as	all Putnam	from all
	compensation	part of fund	funds upon	Putnam
Trustee/Year	from the fund	expenses	retirement(1)	funds(2)

Liaquat Ahamed/2012(3)	$715	N/A	N/A	$300,000

Ravi Akhoury/2009	$673	N/A	N/A	$275,000

Barbara M.
Baumann/2010(3)	$715	N/A	N/A	$300,000

Jameson A.
Baxter/1994(3)(4)	$987	$389	$110,533	$458,594

Charles B. Curtis/2001(5)	N/A	$127	$113,917	$162,500

Robert J. Darretta/2007(3)	$777	N/A	N/A	$312,500

Katinka Domotorffy/2012(3)	$715	N/A	N/A	$300,000

John A. Hill/1985(3)	$658	$692	$161,667	$281,250

Paul L. Joskow/1997(3)	$715	$266	$113,417	$300,000

Kenneth R. Leibler/2006	$715	N/A	N/A	$318,750

Robert E. Patterson/1984	$689	$431	$106,542	$306,250

George Putnam, III/1984	$777	$450	$130,333	$312,500

W. Thomas
Stephens/1997(6)	$715	$263	$107,125	$300,000

Robert L.
Reynolds/2008(7)	N/A	N/A	N/A	N/A

I-28

(1) Estimated benefits for each Trustee are based on Trustee fee rates for calendar years 2003, 2004 and 2005.

(2) As of December 31, 2015, there were 117 funds in the Putnam family.

(3) Certain Trustees are also owed compensation deferred pursuant to a Trustee Compensation Deferral Plan.

As of August 31, 2016, the total amounts of deferred compensation payable by each fund, including income earned on such amounts, to these Trustees were:

	Mr.	Ms.	Ms.	Mr.	Ms.		Dr.
	Ahamed	Baumann	Baxter	Darretta	Domotorffy	Mr. Hill	Joskow

Global Consumer	$55	$63	$346	$247	$37	$684	$246
Fund
Global Energy Fund	$55	$64	$351	$251	$37	$694	$249
Global Financials	$35	$41	$225	$161	$24	$445	$160
Fund
Global Health Care	$10,120	$11,778	$64,139	$45,885	$6,857	$126,921	$45,565
Fund
Global Industrials	$41	$48	$263	$188	$28	$520	$187
Fund
Global Natural	$1,640	$1,909	$10,394	$7,435	$1,111	$20,567	$7,384
Resources Fund
Global Technology	$48	$56	$305	$218	$33	$603	$216
Fund
Global
Telecommunications	$49	$57	$309	$221	$33	$611	$219
Fund
Global Utilities Fund	$3,675	$4,277	$23,291	$16,662	$2,490	$46,090	$16,546

(4) Includes additional compensation to Ms. Baxter for service as Chair of the Trustees of the Putnam funds.

(5) Mr. Curtis retired from the Board of Trustees of the Putnam funds on June 30, 2015.

I-29

(6) Mr. Stephens retired from the Board of Trustees of the Putnam funds on March 31, 2008. Upon his retirement in 2008, Mr. Stephens became entitled to receive annual retirement benefit payments from the funds commencing on January 15, 2009. Mr. Stephens was re-appointed to the Board of Trustees of the Putnam funds effective May 14, 2009, and in connection with his re-appointment, Mr. Stephens has agreed to suspend the balance of his retirement benefit payments for the duration of his service as a Trustee.

(7) Mr. Reynolds is an "interested person" of the funds and Putnam Management.

Under a Retirement Plan for Trustees of the Putnam funds (the Plan), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual attendance and retainer fees paid to such Trustee for calendar years 2003, 2004 and 2005. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years, or (ii) such Trustee's total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the Board after 2003.

For additional information concerning the Trustees, see "Management" in Part II of this SAI.

Share ownership

Putnam Global Consumer Fund

At November 30, 2016, the officers and Trustees of the fund as a group owned less than 1% of the outstanding shares of each class of the fund, and, except as noted below, no person owned of record or to the knowledge of the fund beneficially 5% or more of any class of shares of the fund.

I-30

Class	Shareholder	Percentage owned

	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
A	499 WASHINGTON BLVD	19.78%
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY, NJ 07310-2010

	PERSHING, LLC
A	1 PERSHING PLZ	13.75%
	JERSEY CITY, NJ 07399-0001

	LPL FINANCIAL
	--OMNIBUS CUSTOMER ACCOUNT--
A	ATTN: LINDSAY O'TOOLE	10.04%
	4707 EXECUTIVE DRIVE
	SAN DIEGO, CA 92121-3091

	EDWARD JONES
A	12555 MANCHESTER RD	5.01%
	SAINT LOUIS, MO 63131-3729

	PERSHING, LLC
B	1 PERSHING PLZ	31.55%
	JERSEY CITY, NJ 07399-0001

	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
B	499 WASHINGTON BLVD	8.45%
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY, NJ 07310-2010

	FIRST CLEARING, LLC
B	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	7.76%
	2801 MARKET ST
	SAINT LOUIS, MO 63103-2523

	PERSHING, LLC
C	1 PERSHING PLZ	26.23%
	JERSEY CITY, NJ 07399-0001

	RAYMOND JAMES
	OMNIBUS FOR MUTUAL FUNDS
C	HOUSE ACCT FIRM 92500015	15.23%
	ATTN: COURTNEY WALLER
	880 CARILLON PKWY
	ST PETERSBURG, FL 33716-1100

	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
C	499 WASHINGTON BLVD	9.83%
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY, NJ 07310-2010

	FIRST CLEARING, LLC
C	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	5.10%
	2801 MARKET ST
	SAINT LOUIS, MO 63103-2523

	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
M	499 WASHINGTON BLVD	16.22%
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY, NJ 07310-2010

I-31

	MICHAEL A SIMMONS IRA ROLLOVER PLAN
M	1003 BEECHWOOD DR	14.12%
	MURPHY, TX 75094-4438

	CETERA INVESTMENT SVCS FBO RENEE E LLOYD IRA
M	2MQ-01171-14	10.07%
	230 HAMMES DR
	MT PLEASANT, WI 53406-3116

	RICHARD L BRADLEY & LISA M BRADLEY JTTEN TOD
M	9221 PAGE RD	8.20%
	STREETSBORO, OH 44241-5527

	SUSAN M DECALUWE IRA ROLLOVER PLAN
M	66 BEECHWOOD AVE	6.42%
	WATERTOWN, MA 02472-2732

	PERSHING, LLC
M	1 PERSHING PLZ	6.18%
	JERSEY CITY, NJ 07399-0001

	JANICE E PLATT IRA ROLLOVER PLAN
M	578 AUDREY LN	6.02%
	STRUTHERS, OH 44471-1475

	ATC AS CUSTOMER FOR IRA DOLORES A BISHARA
M	8400 CRYSTAL DR	5.94%
	YOUNGSTOWN, OH 44512-6545

	FIIOC FBO GEORGE WASHINGTON MEMORIAL PARK PROFIT SHARING
	401(K) PLAN
R	100 MAGELLAN WAY	28.84%
	COVINGTON, KY 41015-1987

	FRANKLIN PUBLIC SCHOOLS 403(B) PLAN
R	A/C JANE S HOGAN	27.70%
	204 ROLLING MEADOW DR
	HOLLISON, MA 01746-2631

	PERSHING, LLC
R	1 PERSHING PLZ	16.24%
	JERSEY CITY, NJ 07399-0001

	PUTNAM INVESTMENTS, LLC
R	ONE POST OFFICE SQUARE	14.09%
	BOSTON, MA 02109

	BEAU BALTZELL & SHERRY GILBERT TTEE GLADWIN A READ
	COMPANY 401(K) C/O FASCORE LLC
R	8515 E ORCHARD RD #2T2	12.39%
	GREENWOOD VILLAGE, CO 80111-5002

	PERSHING, LLC
Y	1 PERSHING PLZ	14.31%
	JERSEY CITY, NJ 07399-0001

	GREAT-WEST TRUST COMPANY, LLC
	THE PUTNAM RETIREMENT PLAN
Y	8515 E ORCHARD RD # 2T2	10.94%
	GREENWOOD VILLAGE, CO 80111-5002

	FIRST CLEARING, LLC
	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER
Y	2801 MARKET ST	9.39%
	SAINT LOUIS, MO 63103-2523

I-32

	LPL FINANCIAL
	--OMNIBUS CUSTOMER ACCOUNT--
Y	ATTN: LINDSAY O'TOOLE	11.38%
	4707 EXECUTIVE DRIVE
	SAN DIEGO, CA 92121-3091

Y*	PUTNAM GLOBAL SECTOR FUND - CLASS A SHARES	8.82%

	LPL FINANCIAL
	--OMNIBUS CUSTOMER ACCOUNT--
Y	ATTN: LINDSAY O'TOOLE	6.62%
	4707 EXECUTIVE DRIVE
	SAN DIEGO, CA 92121-3091

* The address for the name listed is: c/o Putnam Investments, One Post Office Square, Boston, MA 02109.

Putnam Global Energy Fund

At November 30, 2016, the officers and Trustees of the fund as a group owned less than 1% of the outstanding shares of each class of the fund, except class Y shares of the fund, of which they owned 1.57%, and, except as noted below, no person owned of record or to the knowledge of the fund beneficially 5% or more of any class of shares of the fund.

Class	Shareholder	Percentage owned

	PERSHING, LLC
A	1 PERSHING PLZ	12.47%
	JERSEY CITY, NJ 07399-0001

	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
A	499 WASHINGTON BLVD	8.25%
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY, NJ 07310-2010

	CHARLES SCHWAB & CO INC
	CLEARING ACCOUNT
A	FOR THE EXCLUSIVE BENEFIT OF THEIR CUSTOMERS	6.83%
	101 MONTGOMERY ST
	SAN FRANCISCO CA 94104-4151

	LPL FINANCIAL
	--OMNIBUS CUSTOMER ACCOUNT--
A	ATTN: LINDSAY O'TOOLE	5.11%
	4707 EXECUTIVE DRIVE
	SAN DIEGO, CA 92121-3091

	PERSHING, LLC
B	1 PERSHING PLZ	17.93%
	JERSEY CITY, NJ 07399-0001

I-33

	LPL FINANCIAL
	--OMNIBUS CUSTOMER ACCOUNT--
B	ATTN: LINDSAY O'TOOLE	9.62%
	4707 EXECUTIVE DRIVE
	SAN DIEGO, CA 92121-3091

	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
B	499 WASHINGTON BLVD	8.80%
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY, NJ 07310-2010

	PERSHING, LLC
C	1 PERSHING PLZ	38.10%
	JERSEY CITY, NJ 07399-0001

	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
C	499 WASHINGTON BLVD	9.93%
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY NJ, 07310-2010

	FIRST CLEARING, LLC
	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER
C	2801 MARKET ST	9.12%
	SAINT LOUIS, MO 63103-2523

	CHARLES SCHWAB & CO INC
	CLEARING ACCOUNT
C	FOR THE EXCLUSIVE BENEFIT OF THEIR CUSTOMERS	8.52%
	101 MONTGOMERY ST
	SAN FRANCISCO, CA 94104-4151

	LPL FINANCIAL
	--OMNIBUS CUSTOMER ACCOUNT--
M	ATTN: LINDSAY O'TOOLE	21.79%
	4707 EXECUTIVE DRIVE
	SAN DIEGO, CA 92121-3091

	CHRISTINA U COLLINS IRA PLAN
M	32 HIDDEN COVE DR	11.64%
	CHURCHVILLE, PA 18966-1531

	PERSHING, LLC
M	1 PERSHING PLZ	11.31%
	JERSEY CITY, NJ 07399-0001

	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
M	499 WASHINGTON BLVD	7.57%
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY, NJ 07310-2010

	JAMES C DICK SEP IRA PLAN A/C JAMES C DICK
M	27463 443RD AVE	5.85%
	MARION, SD 57043-5441

	SPECIALTY EYECARE GROUP SEP IRA PLAN A/C DAVID KADING
M	21302 50TH DR SE	5.19%
	WOODINVILLE, WA 98072-8377

	SPECIALTY EYECARE GROUP SEP IRA PLAN A/C KRISTI KADING
M	21302 50TH DR SE	5.19%
	WOODINVILLE, WA 98072-8377

	KOREY J HOFER ROTH IRA PLAN
M	44076 273RD ST	5.03%
	MARION, SD 57043-5459

I-34

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
R	4800 DEER LAKE DR E FL 3	52.31%
	JACKSONVILLE, FL 32246-6484

	CHARLES MCCOMB & LOWELL KAHN TTEE F
	HARTLAND BUILDING & RESTORATION COM
R	C/O FASCORE LLC	9.91%
	8515 E ORCHARD RD # 2T2
	GREENWOOD VILLAGE, CO 80111-5002

	CRAIG HEBRINK TTEE COOP COUNTRY FARMERS ELEVATORS 401K
R	8515 E ORCHARD RD #2T2	9.32%
	GREENWOOD VILLAGE, CO 80111-5002

	ASCENSUS TRUST COMPANY
	FBO FINISH LINE TECHNOLOGIES INC 401K
R	213029	5.78%
	PO BOX 10758
	FARGO, ND 58106-0758

	GREAT-WEST TRUST COMPANY, LLC
	THE PUTNAM RETIREMENT PLAN
Y	8515 E ORCHARD RD # 2T2	45.85%
	GREENWOOD VILLAGE, CO 80111-5002

	PERSHING, LLC
Y	1 PERSHING PLZ	20.08%
	JERSEY CITY, NJ 07399-0001

	FIRST CLEARING, LLC
	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER
Y	2801 MARKET ST	7.93%
	SAINT LOUIS, MO 63103-2523

	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
Y	499 WASHINGTON BLVD	7.59%
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY, NJ 07310-2010

Putnam Global Financials Fund

At November 30, 2016, the officers and Trustees of the fund as a group owned less than 1% of the outstanding shares of each class of the fund, except class Y shares of the fund, of which they owned 3.20%, and, except as noted below, no person owned of record or to the knowledge of the fund beneficially 5% or more of any class of shares of the fund.

I-35

Class	Shareholder	Percentage owned

	PERSHING, LLC
A	1 PERSHING PLZ	11.81%
	JERSEY CITY, NJ 07399-0001

	FIRST CLEARING, LLC
	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER
A	2801 MARKET ST	9.92%
	SAINT LOUIS, MO 63103-2523

	RAYMOND JAMES
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM 92500015
A	ATTN: COURTNEY WALLER	9.48%
	880 CARILLON PKWY
	ST PETERSBURG, FL 33716-1100

	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
A	499 WASHINGTON BLVD	7.68%
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY, NJ 07310-2010

	PERSHING, LLC
B	1 PERSHING PLZ	36.54%
	JERSEY CITY, NJ 07399-0001

	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
B	499 WASHINGTON BLVD	5.96%
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY, NJ 07310-2010

	PERSHING, LLC
C	1 PERSHING PLZ	21.82%
	JERSEY CITY, NJ 07399-0001

	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
C	499 WASHINGTON BLVD	12.63%
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY, NJ 07310-2010

	FIRST CLEARING, LLC
	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER
C	2801 MARKET ST	9.89%
	SAINT LOUIS, MO 63103-2523

	LPL FINANCIAL
	--OMNIBUS CUSTOMER ACCOUNT--
C	ATTN: LINDSAY O'TOOLE	8.65%
	4707 EXECUTIVE DRIVE
	SAN DIEGO, CA 92121-3091

	RAYMOND JAMES
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM 92500015
C	ATTN: COURTNEY WALLER	5.89%
	880 CARILLON PKWY
	ST PETERSBURG, FL 33716-1100

	ALAM M QADRI IRA PLAN
M	1315 CONNECTICUT WOODS DR	43.98%
	HUDSON, OH 44236-1271

I-36

	PERSHING, LLC
M	1 PERSHING PLZ	20.21%
	JERSEY CITY, NJ 07399-0001

	LPL FINANCIAL
	--OMNIBUS CUSTOMER ACCOUNT--
M	ATTN: LINDSAY O'TOOLE	11.35%
	4707 EXECUTIVE DRIVE
	SAN DIEGO, CA 92121-3091

	ELK GROVE UNIFIED SCHOOL DISTRICT 403(B) PLAN
	A/C BENJAMIN MAWSON
M	9318 CANDALERO CT	5.40%
	ELK GROVE, CA 95758-4761

	JOHN DOWNING
M	PO BOX 1728	5.36%
	BETHANY, OK 73008-1728

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
R	4800 DEER LAKE DR E FL 3	46.23%
	JACKSONVILLE, FL 32246-6484

	ASCENSUS TRUST COMPANY
	FBO MASON & MINCEY O D P A 401K P
R	211304	36.39%
	PO BOX 10758
	FARGO, ND 58106-0758

Y*	PUTNAM GLOBAL SECTOR FUND - CLASS A SHARES	25.02%

	GREAT-WEST TRUST COMPANY, LLC
	THE PUTNAM RETIREMENT PLAN
Y	8515 E ORCHARD RD # 2T2	17.69%
	GREENWOOD VILLAGE, CO 80111-5002

Y*	PUTNAM GLOBAL SECTOR FUND – CLASS Y SHARES	11.14%

	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
Y	499 WASHINGTON BLVD	9.20%
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY, NJ 07310-2010

	PERSHING, LLC
Y	1 PERSHING PLZ	8.12%
	JERSEY CITY, NJ 07399-0001

	LPL FINANCIAL
	--OMNIBUS CUSTOMER ACCOUNT--
Y	ATTN: LINDSAY O'TOOLE	6.47%
	4707 EXECUTIVE DRIVE
	SAN DIEGO, CA 92121-3091

* The address for the name listed is: c/o Putnam Investments, One Post Office Square, Boston, MA 02109.

I-37

Putnam Global Health Care Fund

At November 30, 2016, the officers and Trustees of the fund as a group owned less than 1% of the outstanding shares of each class of the fund, except class Y shares of the fund, of which they owned 1.89%, and, except as noted below, no person owned of record or to the knowledge of the fund beneficially 5% or more of any class of shares of the fund.

Class	Shareholder	Percentage owned

	FIRST CLEARING, LLC
	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER
A	2801 MARKET ST	7.50%
	SAINT LOUIS, MO 63103-2523

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
A	4800 DEER LAKE DR E FL 3	6.67%
	JACKSONVILLE, FL 32246-6484

	PERSHING, LLC
A	1 PERSHING PLZ	6.63%
	JERSEY CITY NJ 07399-0001

	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
A	499 WASHINGTON BLVD	6.55%
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY, NJ 07310-2010

	EDWARD D JONES & CO
	FOR THE BENEFIT OF CUSTOMERS
A	12555 MANCHESTER RD	5.77%
	SAINT LOUIS, MO 63131-3729

	PERSHING, LLC
B	1 PERSHING PLZ	18.55%
	JERSEY CITY, NJ 07399-0001

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
B	4800 DEER LAKE DR E FL 3	5.35%
	JACKSONVILLE, FL 32246-6484

	PERSHING, LLC
C	1 PERSHING PLZ	19.27%
	JERSEY CITY, NJ 07399-0001

	FIRST CLEARING, LLC
	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER
C	2801 MARKET ST	7.42%
	SAINT LOUIS, MO 63103-2523

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
C	4800 DEER LAKE DR E FL 3	6.96%
	JACKSONVILLE, FL 32246-6484

I-38

	CHARLES SCHWAB & CO INC
	CLEARING ACCOUNT
C	FOR THE EXCLUSIVE BENEFIT OF THEIR CUSTOMERS	6.56%
	101 MONTGOMERY ST
	SAN FRANCISCO, CA 94104-4151

	MORGAN STANLEY SMITH BARNEY
	HARBORSIDE FINANCIAL CENTER
C	PLAZA 2, 3RD FLOOR	6.21%
	JERSEY CITY, NJ 07311

	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
C	499 WASHINGTON BLVD	5.93%
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY, NJ 07310-2010

	PERSHING, LLC
M	1 PERSHING PLZ	14.08%
	JERSEY CITY, NJ 07399-0001

	FIRST CLEARING, LLC
	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER
M	2801 MARKET ST	7.80%
	SAINT LOUIS, MO 63103-2523

	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
M	499 WASHINGTON BLVD	6.07%
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY, NJ 07310-2010

	EDWARD D JONES & CO
	FOR THE BENEFIT OF CUSTOMERS
M	12555 MANCHESTER RD	5.70%
	SAINT LOUIS, MO 63131-3729

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
M	4800 DEER LAKE DR E FL 3	5.41%
	JACKSONVILLE, FL 32246-6484

	ASCENSUS TRUST COMPANY FBO TIMOTHY SCHOOL CORP DEFINED
	211057
R	PO BOX 10758	8.70%
	FARGO, ND 58106-0758

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
R	4800 DEER LAKE DR E FL 3	7.86%
	JACKSONVILLE, FL 32246-6484

	CARMEN CELLURA
	TEMP-PRESS INC 401K
R	4 WAYSHIRE DR	6.02%
	PENFILED, NY 14526-2914

	GREAT-WEST TRUST COMPANY, LLC
	THE PUTNAM RETIREMENT PLAN
Y	8515 E ORCHARD RD # 2T2	28.34%
	GREENWOOD VILLAGE, CO 80111-5002

	PERSHING, LLC
Y	1 PERSHING PLZ	9.26%
	JERSEY CITY, NJ 07399-0001

I-39

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
Y	4800 DEER LAKE DR E FL 3	9.14%
	JACKSONVILLE, FL 32246-6484

	MORGAN STANLEY SMITH BARNEY
	HARBORSIDE FINANCIAL CENTER
Y	PLAZA 2, 3RD FLOOR	8.37%
	JERSEY CITY, NJ 07311

	FIRST CLEARING, LLC
	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER
Y	2801 MARKET ST	7.99%
	SAINT LOUIS, MO 63103-2523

	UBS WM USA
	0O0 11011 6100 OMNI ACCOUNT M/F
Y	ATTN: DEPARTMENT MANAGER	6.73%
	1000 HARBOR BLVD
	WEEHAWKEN, NJ 07086-6761

Putnam Global Industrials Fund

At November 30, 2016, the officers and Trustees of the fund as a group owned less than 1% of the outstanding shares of each class of the fund, and, except as noted below, no person owned of record or to the knowledge of the fund beneficially 5% or more of any class of shares of the fund.

Class	Shareholder	Percentage owned

	FIRST CLEARING, LLC
	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER
A	2801 MARKET ST	14.40%
	SAINT LOUIS, MO 63103-2523

	PERSHING, LLC
A	1 PERSHING PLZ	10.36%
	JERSEY CITY, NJ 07399-0001

	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
A	499 WASHINGTON BLVD	9.96%
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY, NJ 07310-2010

	FIRST CLEARING, LLC
	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER
B	2801 MARKET ST	27.63%
	SAINT LOUIS, MO 63103-2523

	PERSHING, LLC
B	1 PERSHING PLZ	16.23%
	JERSEY CITY, NJ 07399-0001

I-40

	FIRST CLEARING, LLC
	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER
C	2801 MARKET ST	35.07%
	SAINT LOUIS, MO 63103-2523

	PERSHING, LLC
C	1 PERSHING PLZ	10.96%
	JERSEY CITY, NJ 07399-0001

	RAYMOND JAMES
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM 92500015
C	ATTN: COURTNEY WALLER	8.01%
	880 CARILLON PKWY
	ST PETERSBURG, FL 33716-1100

	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
C	499 WASHINGTON BLVD	7.59%
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY, NJ 07310-2010

	LPL FINANCIAL
	--OMNIBUS CUSTOMER ACCOUNT--
M	ATTN: LINDSAY O'TOOLE	23.17%
	4707 EXECUTIVE DRIVE
	SAN DIEGO, CA 92121-3091

	CRAIG S STASTNY ROTH IRA CONVERSION PLAN
M	1184 ADLER LN	11.23%
	CAROL STREAM, IL 60188-1332

	JOHN T WARNER IRA ROLLOVER PLAN
M	3233 HOSPERS ST	11.12%
	GRAND BLANC, MI 48439-8137

	TERI M LEPAGE IRA PLAN
M	5 ANDREW LN	9.42%
	BEAR, DE 19701-1542

	ROBERT W HOLMES IRA ROLLOVER PLAN
M	3324 S 114TH ST	7.45%
	OMAHA, NE 68144-4729

	RAYMOND JAMES
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM 92500015
M	ATTN: COURTNEY WALLER	5.76%
	880 CARILLON PKWY
	ST PETERSBURG, FL 33716-1100

	MARCUS TELLEVIK IRA PLAN
M	12610 MADISON ST NE	5.64%
	BLAINE, MN 55434-3172

	PRISCILLA POPOV
M	PO BOX 220416	5.58%
	GREAT NECK, NY 11022-0416

	MORGAN STANLEY SMITH BARNEY
	HARBORSIDE FINANCIAL CENTER
R	PLAZA 2, 3RD FLOOR	61.97%
	JERSEY CITY, NJ 07311

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
R	4800 DEER LAKE DR E FL 3	18.67
	JACKSONVILLE, FL 32246-6484

I-41

	PUTNAM, LLC
R	ONE POST OFFICE SQUARE	8.55%
	BOSTON, MA 02109-2106

	FIRST CLEARING, LLC
	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER
Y	2801 MARKET ST	36.59%
	SAINT LOUIS, MO 63103-2523

	LPL FINANCIAL
	--OMNIBUS CUSTOMER ACCOUNT--
Y	ATTN: LINDSAY O'TOOLE	16.81%
	4707 EXECUTIVE DRIVE
	SAN DIEGO, CA 92121-3091

	PERSHING, LLC
Y	1 PERSHING PLZ	16.25%
	JERSEY CITY, NJ 07399-0001

	GREAT-WEST TRUST COMPANY, LLC
	THE PUTNAM RETIREMENT PLAN
Y	8515 E ORCHARD RD # 2T2	10.61%
	GREENWOOD VILLAGE, CO 80111-5002

	MORGAN STANLEY SMITH BARNEY
	HARBORSIDE FINANCIAL CENTER
Y	PLAZA 2, 3RD FLOOR	5.66%
	JERSEY CITY, NJ 07311

Putnam Global Natural Resources Fund

At November 30, 2016, the officers and Trustees of the fund as a group owned less than 1% of the outstanding shares of each class of the fund, except class Y shares of the fund, of which they owned 2.47%, and, except as noted below, no person owned of record or to the knowledge of the fund beneficially 5% or more of any class of shares of the fund.

Class	Shareholder	Percentage owned

	PERSHING, LLC
A	1 PERSHING PLZ	8.16%
	JERSEY CITY, NJ 07399-0001

	PERSHING, LLC
B	1 PERSHING PLZ	11.39%
	JERSEY CITY, NJ 07399-0001

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
B	4800 DEER LAKE DR E FL 3	10.43%
	JACKSONVILLE, FL 32246-6484

I-42

	MORGAN STANLEY SMITH BARNEY
	HARBORSIDE FINANCIAL CENTER
B	PLAZA 2, 3RD FLOOR	6.65%
	JERSEY CITY, NJ 07311

	FIRST CLEARING, LLC
	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER
B	2801 MARKET ST	6.51%
	SAINT LOUIS, MO 63103-2523

	PERSHING, LLC
C	1 PERSHING PLZ	11.43%
	JERSEY CITY, NJ 07399-0001

	FIRST CLEARING, LLC
	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER
C	2801 MARKET ST	7.53%
	SAINT LOUIS, MO 63103-2523

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
C	4800 DEER LAKE DR E FL 3	6.50%
	JACKSONVILLE, FL 32246-6484

	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
C	499 WASHINGTON BLVD	6.00%
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY, NJ 07310-2010

	MATRIX TRUST COMPANY CUSTOMER FBO DELTA CONCRETE &
	INDUSTRIAL CONTRACT
M	717TH ST SUITE 1300	5.99%
	DENVER, CO 80202-3304

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
R	4800 DEER LAKE DR E FL 3	34.80%
	JACKSONVILLE,, FL 32246-6484

	RELIANCE TRUST CO CUSTODIAN FBO MASSMUTUAL OMNIBUS
	PLL/SMF
R	P.O. BOX 48529	7.49%
	ATLANTA, GA 30362-1529

	GREAT-WEST TRUST COMPANY, LLC
	THE PUTNAM RETIREMENT PLAN
Y	8515 E ORCHARD RD # 2T2	31.99%
	GREENWOOD VILLAGE, CO 80111-5002

	FIRST CLEARING, LLC
	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER
Y	2801 MARKET ST	25.42%
	SAINT LOUIS MO 63103-2523

	MORGAN STANLEY SMITH BARNEY
	HARBORSIDE FINANCIAL CENTER
Y	PLAZA 2, 3RD FLOOR	7.80%
	JERSEY CITY, NJ 07311

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
Y	4800 DEER LAKE DR E FL 3	5.33%
	JACKSONVILLE,FL 32246-6484

I-43

Putnam Global Technology Fund

At November 30, 2016, the officers and Trustees of the fund as a group owned less than 1% of the outstanding shares of each class of the fund, and, except as noted below, no person owned of record or to the knowledge of the fund beneficially 5% or more of any class of shares of the fund.

Class	Shareholder	Percentage owned

	PERSHING, LLC
A	1 PERSHING PLZ	12.62%
	JERSEY CITY, NJ 07399-0001

	LPL FINANCIAL
	--OMNIBUS CUSTOMER ACCOUNT--
A	ATTN: LINDSAY O'TOOLE	8.98%
	4707 EXECUTIVE DRIVE
	SAN DIEGO, CA 92121-3091

	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
A	499 WASHINGTON BLVD	7.26%
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY, NJ 07310-2010

	CHARLES SCHWAB & CO INC
	CLEARING ACCOUNT
A	FOR THE EXCLUSIVE BENEFIT OF THEIR CUSTOMERS	5.88%
	101 MONTGOMERY ST
	SAN FRANCISCO, CA 94104-4151

	PERSHING, LLC
B	1 PERSHING PLZ	21.29%
	JERSEY CITY, NJ 07399-0001

	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
B	499 WASHINGTON BLVD	12.95%
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY, NJ 07310-2010

	PERSHING, LLC
C	1 PERSHING PLZ	21.36%
	JERSEY CITY, NJ 07399-0001

	FIRST CLEARING, LLC
	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER
C	2801 MARKET ST	10.62%
	SAINT LOUIS, MO 63103-2523

	CHARLES SCHWAB & CO INC
	CLEARING ACCOUNT
C	FOR THE EXCLUSIVE BENEFIT OF THEIR CUSTOMERS	6.43%
	101 MONTGOMERY ST
	SAN FRANCISCO, CA 94104-4151

I-44

	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
	499 WASHINGTON BLVD
C	ATTN: MUTUAL FUNDS	6.01%
	DEPT 4TH FL
	JERSEY CITY, NJ 07310-2010

	KATHY NERI IRA ROLLOVER PLAN
M	446 BECKHAM DR	15.46%
	SAN JOSE, CA 95123-5608

	PERSHING, LLC
M	1 PERSHING PLZ	13.12%
	JERSEY CITY, NJ 07399-0001

	JOHN T WARNER IRA ROLLOVER PLAN
M	3233 HOSPERS ST	12.40%
	GRAND BLANC, MI 48439-8137

	CYNTHIA BAKER IRA ROLLOVER PLAN
M	3804 CIBOLA TRL	10.22%
	CARROLLTON, TX 75007-6238

	LPL FINANCIAL
	--OMNIBUS CUSTOMER ACCOUNT--
M	ATTN: LINDSAY O'TOOLE	7.77%
	4707 EXECUTIVE DRIVE
	SAN DIEGO, CA 92121-3091

	MATTHEW K BAKER
M	47-180 HUI AKEPA PL APT B	6.19%
	KANEOHE, HI 96744-4310

	EDWARD D JONES & CO
	FOR THE BENEFIT OF CUSTOMERS
M	12555 MANCHESTER RD	5.74%
	SAINT LOUIS, MO 63131-3729

	MID ATLANTIC TRUST COMPANY BRIAN F GRUBER MD LTD 401(K)
	PROFIT SHARING PLAN & TRUST
R	1251 WATERFRONT PL SUITE 525	27.33%
	PITTSBURGH, PA 15222-4228

	AMFO & CO
	ATTN EMPLOYEE BENEFITS
R	PO BOX 419692	22.88%
	KANSAS CITY, MO 64141-6692

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
R	4800 DEER LAKE DR E FL 3	19.06%
	JACKSONVILLE, FL 32246-6484

	ACENSUS TRUST COMPANY REED CHRYSLER, DODGE, JEEP, INC. 401(K)
	PLAN 207342
R	PO BOX 10758	8.17%
	FARGO, ND 58106-0758

	MID ATLANTIC TRUST COMPANY CSL CAPITAL MANAGEMENT LLC
	401(K) PROFIT SHARING PLAN & TRUST
R	1251 WATERFRONT PL SUITE 525	6.20%
	PITTSBURGH, PA 15222-4228

	PUTNAM, LLC
R	ONE POST OFFICE SQUARE	5.04%
	BOSTON, MA 02109-2106

I-45

	PERSHING, LLC
Y	1 PERSHING PLZ	39.80%
	JERSEY CITY, NJ 07399-0001

	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
	499 WASHINGTON BLVD	28.47%
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY, NJ 07310-2010

	GREAT-WEST TRUST COMPANY, LLC
	THE PUTNAM RETIREMENT PLAN
Y	8515 E ORCHARD RD # 2T2	14.10%
	GREENWOOD VILLAGE, CO 80111-5002

	LPL FINANCIAL
	--OMNIBUS CUSTOMER ACCOUNT--
Y	ATTN: LINDSAY O'TOOLE	5.57%
	4707 EXECUTIVE DRIVE
	SAN DIEGO, CA 92121-3091

Putnam Global Telecommunications Fund

At November 30, 2016, the officers and Trustees of the fund as a group owned less than 1% of the outstanding shares of each class of the fund, except class Y shares of the fund, of which they owned 2.03%, and, except as noted below, no person owned of record or to the knowledge of the fund beneficially 5% or more of any class of shares of the fund.

Class	Shareholder	Percentage owned

	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
A	499 WASHINGTON BLVD	14.54%
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY, NJ 07310-2010

	PERSHING, LLC
A	1 PERSHING PLZ	13.77%
	JERSEY CITY, NJ 07399-0001

	PERSHING, LLC
B	1 PERSHING PLZ	15.93%
	JERSEY CITY, NJ 07399-0001

	FIRST CLEARING, LLC
	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER
C	2801 MARKET ST	19.51%
	SAINT LOUIS, MO 63103-2523

I-46

	RAYMOND JAMES
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM 92500015
C	ATTN: COURTNEY WALLER	17.56%
	880 CARILLON PKWY
	ST PETERSBURG, FL 33716-1100

	LPL FINANCIAL
	--OMNIBUS CUSTOMER ACCOUNT--
C	ATTN: LINDSAY O'TOOLE	16.43%
	4707 EXECUTIVE DRIVE
	SAN DIEGO, CA 92121-3091

	PERSHING, LLC
C	1 PERSHING PLZ	6.51%
	JERSEY CITY, NJ 07399-0001

	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
C	499 WASHINGTON BLVD	5.38%
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY, NJ 07310-2010

	PAUL W LODGE ROTH IRA PLAN
M	13400 BURGUNDY PL	26.19%
	CALDWELL, ID 83607-9690

	SUSAN M DECALUWE IRA ROLLOVER PLAN
M	66 BEECHWOOD AVE	24.29%
	WATERTOWN, MA 02472-2732

	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
M	499 WASHINGTON BLVD	14.89%
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY, NJ 07310-2010

	RAYMOND JAMES
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM 92500015
M	ATTN: COURTNEY WALLER	14.24%
	880 CARILLON PKWY
	ST PETERSBURG, FL 33716-1100

	TERI M LEPAGE IRA PLAN
M	5 ANDREW LN	9.47%
	BEAR, DE 19701-1542

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
R	4800 DEER LAKE DR E FL 3	23.89%
	JACKSONVILLE, FL 32246-6484

	ASCENSUS TRUST COMPANY
	FBO SEFRAS, INC 401(K) PENSION PLAN 222780
R	PO BOX 10758	15.59%
	FARGO, ND 58106-0758

	VOYA INSTITUTIONAL TRUST COMPANY-VOYA FINANCIAL
R	1 ORANGE WAY	13.52%
	WINDSOR, CT 06095-4773

	FIIOC FBO BLUE FORCE 401(K) PROFIT SHARING PLAN
R	100 MAGELLAN WAY	11.08%
	COVINGTON, KY 41015-1987

I-47

	FIIOC FBO J & AUDIO VISUAL COMMUNICATIONS
R	100 MAGELLAN WAY	5.30%
	COVINGTON, KY 41015-1987

	GREAT-WEST TRUST COMPANY, LLC
	THE PUTNAM RETIREMENT PLAN
Y	8515 E ORCHARD RD # 2T2	25.05%
	GREENWOOD VILLAGE, CO 80111-5002

	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
Y	499 WASHINGTON BLVD	23.79%
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY, NJ 07310-2010

	LPL FINANCIAL
	--OMNIBUS CUSTOMER ACCOUNT--
Y	ATTN: LINDSAY O'TOOLE	10.32%
	4707 EXECUTIVE DRIVE
	SAN DIEGO, CA 92121-3091

	PERSHING, LLC
Y	1 PERSHING PLZ	7.82%
	JERSEY CITY, NJ 07399-0001

	RAYMOND JAMES
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM 92500015
Y	ATTN: COURTNEY WALLER	6.47%
	880 CARILLON PKWY
	ST PETERSBURG, FL 33716-1100

	CHARLES SCHWAB & CO INC CLEARING ACCOUNT FOR THE
	EXCLUSIVE BENEFIT OF THEIR CUSTOMERS
Y	101 MONTGOMERY ST	5.29%
	SAN FRANCISCO, CA 94104-4151

Putnam Global Utilities Fund

At November 30, 2016, the officers and Trustees of the fund as a group owned less than 1% of the outstanding shares of each class of the fund, except class Y shares of the fund, of which they owned 1.96%, and, except as noted below, no person owned of record or to the knowledge of the fund beneficially 5% or more of any class of shares of the fund.

I-48

Class	Shareholder	Percentage owned

	EDWARD JONES
A	12555 MANCHESTER RD	7.65%
	SAINT LOUIS, MO 63131-3729

	PERSHING, LLC
A	1 PERSHING PLZ	7.59%
	JERSEY CITY, NJ 07399-0001

	FIRST CLEARING, LLC
	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER
A	2801 MARKET ST	6.48%
	SAINT LOUIS, MO 63103-2523

	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
B	499 WASHINGTON BLVD	10.27%
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY, NJ 07310-2010

	PERSHING, LLC
B	1 PERSHING PLZ	9.53%
	JERSEY CITY NJ 07399-0001

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
B	4800 DEER LAKE DR E FL 3	8.65%
	JACKSONVILLE, FL 32246-6484

	PERSHING, LLC
C	1 PERSHING PLZ	17.46%
	JERSEY CITY, NJ 07399-0001

	CHARLES SCHWAB & CO INC CLEARING ACCOUNT FOR THE
	EXCLUSIVE BENEFIT OF THEIR CUSTOMERS
C	101 MONTGOMERY ST	8.16%
	SAN FRANCISCO, CA 94104-4151

	FIRST CLEARING, LLC
	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER
C	2801 MARKET ST	6.07%
	SAINT LOUIS, MO 63103-2523

	MORGAN STANLEY SMITH BARNEY
	HARBORSIDE FINANCIAL CENTER
C	PLAZA 2, 3RD FLOOR	5.18%
	JERSEY CITY, NJ 07311

	EDWARD JONES
M	12555 MANCHESTER RD	14.37%
	SAINT LOUIS, MO 63131-3729

	PERSHING, LLC
M	1 PERSHING PLZ	9.06%
	JERSEY CITY, NJ 07399-0001

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
R	4800 DEER LAKE DR E FL 3	38.38%
	JACKSONVILLE, FL 32246-6484

	MID ATLANTIC TRUST COMPANY
	TNR TECHNICAL 401(K) PROFIT SHARING PLAN
R	& TRUST	24.67%
	1251 WATERFRONT PL SUITE 525
	PITTSBURGH, PA 15222-4228

I-49

	WAH SHING TAM FBO YOUNGS TRADING INC
	401(K) PROFIT SHARING PLAN & TRUST
R	1 WIDETT CIR	15.63%
	BOSTON, MA 02118-2804

	VOYA INSTITUTIONAL TRUST COMPANY
	-VOYA FINANCIAL
R	1 ORANGE WAY	5.09%
	WINDSOR, CT 06095-4773

	GREAT-WEST TRUST COMPANY, LLC
	THE PUTNAM RETIREMENT PLAN
Y	8515 E ORCHARD RD # 2T2	44.38%
	GREENWOOD VILLAGE, CO 80111-5002

	MORGAN STANLEY SMITH BARNEY
	HARBORSIDE FINANCIAL CENTER
Y	PLAZA 2, 3RD FLOOR	13.14%
	JERSEY CITY, NJ 07311

	PERSHING, LLC
Y	1 PERSHING PLZ	9.84%
	JERSEY CITY, NJ 07399-0001

	RBC CAPITAL MARKETS, LLC
	MUTUAL FUND OMNIBUS PROCESSING
Y	ATTN MUTUAL FUNDS OPS MANAGER	7.76%
	60 S 6TH ST SUITE 700 # -P08
	MINNEAPOLIS, MN 55402-4413

Distribution fees

During fiscal 2016, each fund paid the following 12b-1 fees to Putnam Retail Management:

	Class A	Class B	Class C	Class M	Class R
Global Consumer Fund	$56,829	$23,987	$56,091	$1,091	$6,090
Global Energy Fund	$34,575	$29,039	$61,219	$1,417	$7,672
Global Financials Fund	$15,781	$11,290	$20,421	$613	$4,454
Global Health Care Fund	$3,546,005	$376,113	$656,753	$101,963	$22,777
Global Industrials Fund	$27,469	$11,429	$11,765	$697	$346
Global Natural Resources Fund	$325,848	$47,049	$60,978	$17,529	$35,591
Global Technology Fund	$57,686	$29,755	$41,314	$1,937	$757
Global Telecommunications Fund	$44,408	$19,678	$47,628	$708	$15,209
Global Utilities Fund	$409,664	$42,795	$56,109	$7,653	$1,603

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Class A sales charges and contingent deferred sales charges

Putnam Retail Management received sales charges with respect to class A shares in the following amounts during the periods indicated:

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			Sales charges
		Total	retained by Putnam	Contingent
		front-end	Retail Management	deferred
	Fiscal	sales	after dealer	sales
Fund name	year	charges	concessions	charges
Global Consumer Fund	2016	$162,097	$28,110	$0
	2015	$69,296	$11,461	$0
	2014	$109,271	$17,813	$3
Global Energy Fund	2016	$113,434	$18,475	$0
	2015	$162,118	$27,009	$0
	2014	$107,134	$17,297	$50
Global Financials Fund	2016	$60,169	$9,548	$0
	2015	$63,580	$10,069	$0
	2014	$26,330	$4,843	$0
Global Health Care Fund	2016	$856,919	$153,467	$21
	2015	$1,796,343	$307,864	$13
	2014	$593,142	$110,020	$9
Global Industrials Fund	2016	$47,790	$7,729	$0
	2015	$39,843	$6,860	$0
	2014	$59,673	$10,574	$0
Global Natural Resources Fund	2016	$134,891	$24,330	$13
	2015	$150,337	$27,109	$912
	2014	$117,422	$22,388	$157
Global Technology Fund	2016	$221,936	$40,694	$0
	2015	$123,665	$22,961	$4
	2014	$50,161	$10,306	$18
Global Telecommunications
Fund	2016	$95,469	$18,632	$0
	2015	$78,925	$13,719	$1
	2014	$117,361	$19,815	$2
Global Utilities Fund	2016	$101,771	$16,918	$30
	2015	$115,604	$20,580	$9
	2014	$109,214	$19,644	$36

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Class B contingent deferred sales charges

Putnam Retail Management received contingent deferred sales charges upon redemptions of class B shares in the following amounts during the periods indicated:

		Contingent deferred sales
Fund name	Fiscal year	charges
Global Consumer Fund	2016	$334
	2015	$53
	2014	$874
Global Energy Fund	2016	$1,121
	2015	$2,104
	2014	$6,880
Global Financials Fund	2016	$625
	2015	$689
	2014	$663
Global Health Care Fund	2016	$17,642
	2015	$12,695
	2014	$15,732
Global Industrials Fund	2016	$1,013
	2015	$125
	2014	$497
Global Natural Resources Fund	2016	$2,798
	2015	$4,780
	2014	$8,774
Global Technology Fund	2016	$2,462
	2015	$350
	2014	$1,516
Global Telecommunications Fund	2016	$499
	2015	$7
	2014	$1,529
Global Utilities Fund	2016	$3,438
	2015	$3,338
	2014	$4,694

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Class C contingent deferred sales charges

Putnam Retail Management received contingent deferred sales charges upon redemptions of class C shares in the following amounts during the periods indicated:

		Contingent deferred sales
Fund name	Fiscal year	charges
Global Consumer Fund	2016	$129
	2015	$0
	2014	$109
Global Energy Fund	2016	$63
	2015	$124
	2014	$18
Global Financials Fund	2016	$50
	2015	$14
	2014	$1
Global Health Care Fund	2016	$1,576
	2015	$1,381
	2014	$504
Global Industrials Fund	2016	$7
	2015	$10
	2014	$19
Global Natural Resources Fund	2016	$324
	2015	$313
	2014	$175
Global Technology Fund	2016	$195
	2015	$10
	2014	$20
Global Telecommunications Fund	2016	$1,182
	2015	$67
	2014	$68
Global Utilities Fund	2016	$0
	2015	$423
	2014	$4

Class M sales charges

Putnam Retail Management received sales charges with respect to class M shares in the following amounts during the periods indicated:

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			Sales charges
		Total	retained by Putnam
		front-end	Retail Management
	Fiscal	sales	after dealer
Fund name	year	charges	concessions
Global Consumer Fund	2016	$1,486	$280
	2015	$151	$50
	2014	$237	$37
Global Energy Fund	2016	$1,200	$275
	2015	$1,078	$353
	2014	$34	$5
Global Financials Fund	2016	$353	$70
	2015	$26	$7
	2014	$16	$7
Global Health Care Fund	2016	$9,808	$1,587
	2015	$17,202	$3,023
	2014	$30,552	$4,929
Global Industrials Fund	2016	$187	$49
	2015	$75	$14
	2014	$295	$77
Global Natural Resources Fund	2016	$1,041	$312
	2015	$942	$321
	2014	$1,112	$322
Global Technology Fund	2016	$1,149	$232
	2015	$340	$92
	2014	$518	$99
Global Telecommunications Fund	2016	$814	$121
	2015	$816	$146
	2014	$11	$0
Global Utilities Fund	2016	$387	$77
	2015	$730	$290
	2014	$381	$72

I-55

During each fund’s last three fiscal years, Putnam Retail Management received no contingent deferred sales charges with respect to class M shares. Effective November 1, 2015, the funds no longer assess a contingent deferred sales charge with respect to class M shares.

Investor servicing fees

During the 2016 fiscal year, each fund incurred the following fees for investor servicing provided by Putnam Investor Services, Inc.:

Global Consumer Fund	$82,703
Global Energy Fund	$57,656
Global Financials Fund	$28,481
Global Health Care Fund	$3,236,885
Global Industrials Fund	$37,222
Global Natural Resources Fund	$337,129
Global Technology Fund	$78,768
Global Telecommunications Fund	$70,934
Global Utilities Fund	$363,024

PORTFOLIO MANAGERS

Other accounts managed

The following tables show the number and approximate assets of other investment accounts (or portions of investment accounts) that each fund's portfolio managers managed as of the fund's most recent fiscal year-end. The other accounts may include accounts for which the individuals were not designated as a portfolio manager. Unless noted, none of the other accounts pays a fee based on the account's performance.

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Global Consumer

Other accounts (including
separate accounts,
			Other accounts that		managed account programs
Portfolio	Other SEC-registered open-		pool assets from more		and single-sponsor defined
manager	end and closed-end funds		than one client		contribution plan offerings)

	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets

Walter Scully	7	$7,393,400,000	0	0	5	$337,000,000

Global Energy

Other accounts (including
separate accounts,
			Other accounts that		managed account programs
Portfolio	Other SEC-registered open-		pool assets from more		and single-sponsor defined
manager	end and closed-end funds		than one client		contribution plan offerings)

	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets

Ryan Kauppila*	3	$184,500,000	0	0	1	$100,000

*Information for Mr. Kauppila, who joined the fund after the fund’s fiscal year end, is as of September 30, 2016.

Global Financials

Other accounts (including
separate accounts,
			Other accounts that		managed account programs
Portfolio	Other SEC-registered open-		pool assets from more		and single-sponsor defined
managers	end and closed-end funds		than one client		contribution plan offerings)

	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets

Jacquelyne Cavanaugh	3	$67,900,000	0	0	1	$700,000

David Morgan	3	$15,300,000	0	0	0	0

I-57

Global Health Care

					Other accounts (including
					separate accounts,
			Other accounts that		managed account programs
Portfolio	Other SEC-registered open-		pool assets from more		and single-sponsor defined
managers	end and closed-end funds		than one client		contribution plan offerings)

	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets

Isabel Buccellati	2	$165,200,000	0	0	1	$3,800,000

Samuel Cox	2	$15,700,000	0	0	1	$100,000

Michael Maguire*	0	$0	2	$11,900,0	1	$1,000,000
				00

*Information for Mr. Maguire, who joined the fund after the fund’s fiscal year end, is as of October 31, 2016.

Global Industrials

Other accounts (including
separate accounts,
			Other accounts that		managed account programs
Portfolio	Other SEC-registered open-		pool assets from more		and single-sponsor defined
manager	end and closed-end funds		than one client		contribution plan offerings)

	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets

Daniel Schiff*	1	$7,300,000	0	0	1	$100,000

*Information for Mr. Schiff, who joined the fund after the fund’s fiscal year end, is as of September 30, 2016.

I-58

Global Natural Resources

Other accounts (including
separate accounts,
			Other accounts that		managed account programs
Portfolio	Other SEC-registered open-		pool assets from more		and single-sponsor defined
managers	end and closed-end funds		than one client		contribution plan offerings)

	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets

Christopher Eitzmann	6	$57,000,000	0	0	1	$300,000

Ryan Kauppila	2	$19,000,000	0	0	1	$100,000

Global Technology

Other accounts (including
separate accounts,
			Other accounts that		managed account programs
Portfolio	Other SEC-registered open-		pool assets from more		and single-sponsor defined
managers	end and closed-end funds		than one client		contribution plan offerings)

	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets

Neil Desai	7	$130,500,000	0	0	1	$2,500,000

Di Yao	1	$6,900,000	0	0	1	$100,000

Global Telecommunications

Other accounts (including
separate accounts,
			Other accounts that		managed account programs
Portfolio	Other SEC-registered open-		pool assets from more		and single-sponsor defined
manager	end and closed-end funds		than one client		contribution plan offerings)

	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets

Vivek Gandhi	1	$6,900,000	0	0	1	$1,200,000

I-59

Global Utilities

Other accounts (including
separate accounts,
			Other accounts that		managed account programs
Portfolio	Other SEC-registered open-		pool assets from more		and single-sponsor defined
manager	end and closed-end funds		than one client		contribution plan offerings)

	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets

Sheba Alexander	3	$98,600,000	0	0	0	0

See “Management—Portfolio Transactions—Potential conflicts of interest in managing multiple accounts” in Part II of this SAI for information on how Putnam Management addresses potential conflicts of interest resulting from an individual’s management of more than one account.

Compensation of portfolio managers

Putnam’s goal for its products and investors is to deliver strong performance versus peers or performance ahead of the applicable benchmark, depending on the product, over a rolling 3-year period. Portfolio managers are evaluated and compensated, in part, based on their performance relative to this goal across the products they manage. In addition to their individual performance, evaluations take into account the performance of their group and a subjective component.

Each portfolio manager is assigned an industry-competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance, and may also reflect the performance of Putnam as a firm. Typically, performance is measured over the lesser of three years or the length of time a portfolio manager has managed a product.

Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

For these funds, Putnam evaluates performance based on the fund’s pre-tax return relative to the following benchmarks:

I-60

Fund	Benchmark

Putnam Global Consumer Fund	MSCI World Consumer Discretionary and
Consumer Staples Index (ND)

Putnam Global Energy Fund	MSCI World Energy Index (ND)

Putnam Global Financials Fund	MSCI World Financials and Real Estate Index (ND)

Putnam Global Health Care Fund	MSCI World Health Care Index (ND)

Putnam Global Industrials Fund	MSCI World Industrials Index (ND)

Putnam Global Natural	MSCI World Energy and Materials Index (ND)
Resources Fund

Putnam Global Technology Fund	MSCI World Information Technology Index (ND)

Putnam Global	MSCI World Telecommunication Services Index
Telecommunications Fund	(ND)

Putnam Global Utilities Fund	MSCI World Utilities Index (ND)

Ownership of securities

The dollar range of shares of each fund owned by each portfolio manager at the end of the fund’s last fiscal year, including investments by immediate family members and amounts invested through retirement and deferred compensation plans, was as follows:

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Fund	Portfolio managers	Dollar range of shares
		owned
Global Consumer Fund	Walter Scully	$100,001-$500,000
Global Energy Fund	Ryan Kauppila*	$0
Global Financials Fund	David Morgan	$0
	Jacquelyne Cavanaugh	$100,001-$500,000
Global Health Care Fund	Isabel Buccellati	$100,001-$500,000
	Samuel Cox	$0
	Michael Maguire**	$0
Global Industrials Fund	Daniel Schiff*	$0
Global Natural Resources Fund	Christopher Eitzmann	$100,001-$500,000
	Ryan Kauppila	$50,001-$100,000
Global Technology Fund	Neil Desai	$10,001-$50,000
	Di Yao	$0
Global Telecommunications Fund	Vivek Gandhi	$0
Global Utilities Fund	Sheba Alexander	$0

* Information for Messrs. Kauppila and Schiff, who joined the fund after the fund’s fiscal year end, is as of September 30, 2016.

** Information for Mr. Maguire, who joined the fund after the fund’s fiscal year end, is as of October 31, 2016.

I-62

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

For Putnam Global Consumer Fund, Putnam Global Energy Fund, Putnam Global Financials Fund, Putnam Global Industrials Fund, Putnam Global Natural Resources Fund, Putnam Global Technology Fund and Putnam Global Telecommunications Fund:

For each of the funds listed above, KPMG LLP, Two Financial Center, 60 South Street, Boston, Massachusetts 02111, is the fund's independent registered public accounting firm providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The Report of Independent Registered Public Accounting Firm, financial highlights and financial statements included in each fund's Annual Report for each fund’s most recent fiscal year are included as Appendix B to this SAI. The financial highlights included in the prospectus and this SAI and the financial statements included in this SAI (which is incorporated by reference into the prospectus) have been so included in reliance upon the report of the independent registered public accounting firm, given on their authority as experts in auditing and accounting.

For Putnam Global Health Care Fund and Putnam Global Utilities Fund:

For each of the funds listed above, PricewaterhouseCoopers LLP (“PwC”), 101 Seaport Boulevard, Boston, Massachusetts 02210, is the fund’s independent registered public accounting firm providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The Report of Independent Registered Public Accounting Firm, financial highlights and financial statements included in each fund's Annual Report for each fund’s most recent fiscal year are included as Appendix B to this SAI. The financial highlights included in the prospectus and this SAI and the financial statements included in this SAI (which is incorporated by reference into the prospectus) have been so included in reliance upon the reports of the independent registered public accounting firm, given on their authority as experts in auditing and accounting.

I-63

APPENDIX B

THE PUTNAM FUNDS

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

PART II

HOW TO BUY SHARES

Each prospectus describes briefly how investors may buy shares of the fund and identifies the share classes offered by that prospectus. Because of different sales charges and expenses, the investment performance of the classes will vary. This section of the SAI contains more information on how to buy shares. For more information, including your eligibility to purchase certain classes of shares, contact your investment dealer or Putnam Investor Services, Inc., the funds’ investor servicing agent (“Putnam Investor Services”), at 1-800-225-1581. Investors who purchase shares at net asset value through employer-sponsored retirement plans (including, for example, 401(k) plans, employer-sponsored 403(b) plans, and 457 plans) should also consult their employer for information about the extent to which the matters described in this section and in the sections that follow apply to them.

Except as set forth below, the fund does not accept new accounts or additional investments (including by way of exchange from another fund) into existing accounts held in the name of persons or entities that do not have both a residential or business address within the United States (including APO/FPO addresses) and a valid U.S. tax identification number. Any existing account that is updated to reflect a non-U.S. address will also be restricted from making additional investments. Non-U.S. institutional clients may invest in a fund, provided that the client is acting for its own account and is not a financial institution (e.g., a broker-dealer purchasing shares on behalf of its customers), and has provided Putnam with documentation (i) that is appropriate to the type of entity seeking to establish the account and (ii) sufficient to enable Putnam Investor Services to determine that the investment would not violate any applicable securities laws or regulations, including non-U.S. laws and regulations.

In addition, Class M shares of Putnam Diversified Income Trust, Putnam Europe Equity Fund, Putnam Global Income Trust, Putnam High Yield Advantage Fund, Putnam Income Fund, and Putnam U.S. Government Income Trust are available for public offering in Japan through certain Japanese registered broker-dealers with whom Putnam Retail Management Limited Partnership has an agreement.

In addition, the fund does not accept new accounts or additional investments (including by way of exchange from another fund) into existing accounts by entities that Putnam Investor Services has reason to believe are involved in the sale or distribution of marijuana, even if such sale or distribution is licensed by a state.

General Information

The fund is currently making a continuous offering of its shares. The fund receives the entire net asset value of shares sold. The fund will accept unconditional orders for shares to be executed at the public offering price based on the net asset value per share next determined after the order is placed. In the case of class A shares and class M shares, the public offering price is the net asset value plus the applicable sales charge, if any. (The public offering price is thus calculable by dividing the net asset value by 100% minus the sales charge, expressed as a percentage.) No sales charge is included in the public offering price of other classes of shares. In the case of orders for purchase of shares placed through dealers, the public offering price will be based on the net asset value determined on the day the order is placed, but only if the dealer or a registered transfer agent or registered clearing agent receives the order, together with all required identifying information, before the close of regular trading on the New York Stock Exchange (the “NYSE”). If the dealer or registered transfer agent or registered clearing agent receives the order after the close of the NYSE, the price will be based on the net asset value next determined. If funds for the purchase of shares are sent directly to Putnam Investor Services, they will be invested at the public offering price based on the net asset value next determined after all required identifying

November 30, 2016	II-1

information has been collected. Payment for shares of the fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

Initial purchases are subject to the minimums stated in the prospectus, except that (i) individual investments under certain employer-sponsored retirement plans or Tax Qualified Retirement Plans may be lower, and (ii) the minimum investment is waived for investors participating in systematic investment plans or military allotment plans. Information about these plans is available from investment dealers or Putnam Investor Services. Currently Putnam is waiving the minimum for all initial purchases, but reserves the right to reject initial purchases under the minimum in the future, except as noted in the first sentence of this paragraph.

Systematic investment plan. As a convenience to investors, shares may be purchased through a systematic investment plan. Pre-authorized monthly, semi-monthly, or weekly bank drafts for a fixed amount ($200,000 or less) are used to purchase fund shares at the applicable public offering price next determined after Putnam Retail Management Limited Partnership (“Putnam Retail Management”) receives the proceeds from the draft. A shareholder may choose any date or dates in the month for these drafts, but if the date falls on a weekend or holiday, the draft will be processed on the next business day. Further information and application forms are available from the investment dealers or from Putnam Retail Management.

Reinvestment of distributions. Distributions to be reinvested are reinvested without a sales charge in shares of any Putnam fund the shareholder is eligible to invest in under the shareholder's account as of the ex-dividend date using the net asset value determined on that date, and are credited to a shareholder's account on the payment date. Dividends for Putnam money market funds are credited to a shareholder's account on the payment date. Distributions for all other funds that declare a distribution daily are reinvested without a sales charge as of the last day of the period for which distributions are paid using the net asset value determined on that date, and are credited to a shareholder's account on the payment date.

Purchasing shares with securities (“in-kind” purchases). In addition to cash, the fund will consider accepting securities as payment for fund shares at the applicable net asset value. Generally, the fund will only consider accepting securities to increase its holdings in a portfolio security, or if Putnam Investment Management, LLC (“Putnam Management”) determines that the offered securities are a suitable investment for the fund and in a sufficient amount for efficient management.

While no minimum has been established, it is expected that the fund would not accept securities with a value of less than $100,000 per issue as payment for shares. The fund may reject in whole or in part any or all offers to pay for purchases of fund shares with securities, may require partial payment in cash for such purchases to provide funds for applicable sales charges, and may discontinue accepting securities as payment for fund shares at any time without notice. The fund will value accepted securities in the manner described in the section "Determination of Net Asset Value" for valuing shares of the fund. The fund will only accept securities that are delivered in proper form. The fund will not accept certain securities, for example, options or restricted securities, as payment for shares. The acceptance of securities by certain funds in exchange for fund shares is subject to additional requirements. For federal income tax purposes, a purchase of fund shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss. The processing of a purchase of fund shares with securities involves certain delays while the fund considers the suitability of such securities and while other requirements are satisfied. For information regarding procedures for payment in securities, contact Putnam Retail Management. Investors should not send securities to the fund except when authorized to do so and in accordance with specific instructions received from Putnam Retail Management.

November 30, 2016	II-2

Sales Charges and Other Share Class Features—Retail Investors

This section describes certain key features of share classes offered to retail investors and retirement plans that do not purchase shares at net asset value. Much of this information addresses the sales charges, including initial sales charges and contingent deferred sales charges (“CDSCs”) imposed on the different share classes and various commission payments made by Putnam to dealers and other financial intermediaries facilitating shareholders’ investments. This information supplements the descriptions of these share classes and payments included in the prospectus.

Initial sales charges, dealer commissions and CDSCs on shares sold outside the United States may differ from those applied to U.S. sales.

Initial sales charges for class A and class M shares. The public offering price of class A and class M shares is the net asset value plus a sales charge that varies depending on the size of your purchase (calculable as described above). The fund receives the net asset value. The tables below indicate the sales charges applicable to purchases of class A and class M shares of the funds by style category. The variations in sales charges reflect the varying efforts required to sell shares to different categories of purchasers.

The sales charge is allocated between your investment dealer and Putnam Retail Management as shown in the tables below, except when Putnam Retail Management, in its discretion, allocates the entire amount to your investment dealer.

The underwriter's commission, or dealer reallowance, is the sales charge shown in the prospectus less any applicable dealer discount. Putnam Retail Management will give dealers ten days' notice of any changes in the dealer discount. Putnam Retail Management retains the entire sales charge on any retail sales made by it.

For purchases of class A shares by retail investors that qualify for the highest sales charge breakpoint described in the prospectus, Putnam Retail Management pays commissions on sales during the one-year period beginning with the date of the initial purchase qualifying for that breakpoint. Each subsequent one-year measuring period for these purposes begins with the first qualifying purchase following the end of the prior period. These commissions are paid at the rate of 1.00% of the amount of qualifying purchases up to $4 million, 0.50% of the next $46 million of qualifying purchases and 0.25% of qualifying purchases thereafter.

For Growth Funds, Blend Funds, Value Funds, Asset Allocation Funds (excluding funds in the Retirement Income Lifestyle suite), Global Sector Funds and RetirementReady® Funds only:

	CLASS A		CLASS M
Amount of transaction at offering price ($)	Sales charge as a percentage of offering price	Amount of sales charge reallowed to dealers as a percentage of offering price	Sales charge as a percentage of offering price	Amount of sales charge reallowed to dealers as a percentage of offering price

Under 50,000	5.75%	5.00%	3.50%	3.00%
50,000 but under 100,000	4.50	3.75	2.50	2.00
100,000 but under 250,000	3.50	2.75	1.50	1.00
250,000 but under 500,000	2.50	2.00	1.00	1.00
500,000 but under 1,000,000	2.00	1.75	1.00	1.00
1,000,000 and above	NONE	NONE	N/A*	N/A*

November 30, 2016	II-3

For Putnam Absolute Return 500 Fund and Putnam Absolute Return 700 Fund only:

	CLASS A		CLASS M
Amount of transaction at offering price ($)	Sales charge as a percentage of offering price	Amount of sales charge reallowed to dealers as a percentage of offering price	Sales charge as a percentage of offering price	Amount of sales charge reallowed to dealers as a percentage of offering price

Under 50,000	5.75%	5.00%	3.50%	3.00%
50,000 but under 100,000	4.50	3.75	2.50	2.00
100,000 but under 250,000	3.50	2.75	1.50	1.00
250,000 but under 500,000	2.50	2.00	1.00	1.00
500,000 and above	NONE	NONE	N/A**	N/A**

For funds in the Retirement Income Lifestyle suite, taxable Income Funds and Tax-Exempt Funds (except for Money Market Funds, Putnam Short-Term Municipal Income Fund, Putnam Floating Rate Income Fund, and Putnam Short Duration Income Fund):

	CLASS A		CLASS M
Amount of transaction at offering price ($)	Sales charge as a percentage of offering price	Amount of sales charge reallowed to dealers as a percentage of offering price	Sales charge as a percentage of offering price	Amount of sales charge reallowed to dealers as a percentage of offering price

Under 50,000	4.00%	3.50%	3.25%	3.00%
50,000 but under 100,000	4.00	3.50	2.25	2.00
100,000 but under 250,000	3.25	2.75	1.25	1.00
250,000 but under 500,000	2.50	2.00	1.00	1.00
500,000 and above	NONE	NONE	N/A**	N/A**

For Putnam Floating Rate Income Fund, Putnam Absolute Return 100 Fund, Putnam Short-Term Municipal Income Fund and Putnam Absolute Return 300 Fund only:

	CLASS A		CLASS M
Amount of transaction at offering price ($)	Sales charge as a percentage of offering price	Amount of sales charge reallowed to dealers as a percentage of offering price	Sales charge as a percentage of offering price	Amount of sales charge reallowed to dealers as a percentage of offering price

Under 500,000	1.00%	1.00%	0.75%	0.75%
500,000 and above	NONE	NONE	N/A**	N/A**

November 30, 2016	II-4

*The funds will not accept purchase orders for class M shares (other than by employer-sponsored retirement plans) where the total of the current purchase, plus existing account balances that are eligible to be linked under a right of accumulation (as described below) is $1 million or more.

**The funds will not accept purchase orders for class M shares (other than by employer-sponsored retirement plans) where the total of the current purchase, plus existing account balances that are eligible to be linked under a right of accumulation (as described below) is $500,000 or more.

Purchases of class A and class T shares without an initial sales charge. Class A shares of any Putnam fund (other than Putnam Short Duration Income Fund, Putnam Government Money Market Fund, and Putnam Money Market Fund) purchased by retail investors that are not subject to an initial sales charge (in accordance with the schedules stated above) are subject to a CDSC of 1.00% if redeemed before the first day of the month in which the nine-month anniversary of that purchase falls. Class A shares of Putnam Short Duration Income Fund and class A and class T shares of Putnam Money Market Fund and Putnam Government Money Market Fund purchased by retail investors by exchanging shares from another Putnam fund that were not subject to an initial sales charge (in accordance with the schedules stated above) are subject to a CDSC of 1.00% if redeemed before the first day of the month in which the nine-month anniversary of the original purchase falls.

The CDSC assessed on redemptions of fewer than all of an investor's class A shares (and, for Putnam Money Market Fund and Putnam Government Money Market Fund, class T shares) subject to a CDSC will be based on the amount of the redemption minus the amount of any appreciation on the investor's CDSC-subject shares since the purchase of such shares. The CDSC assessed on full redemptions of CDSC-subject shares will be based on the lower of the shares' cost and current NAV. Putnam Retail Management will retain any CDSC imposed on redemptions of such shares to compensate it for the up-front commissions paid to financial intermediaries for such share sales.

Purchases of class A shares for rollover IRAs. Purchases of class A shares for a Putnam Rollover IRA or a rollover IRA of a Putnam affiliate, from a retirement plan for which an affiliate of Putnam Management or a business partner of such affiliate is the administrator, including subsequent contributions, are not subject to an initial sales charge or CDSC. Putnam Retail Management may pay commissions or finders’ fees of up to 1.00% of the proceeds for such Putnam Rollover IRA purchases to the dealer of record or other third party.

Commission payments and CDSCs for class B and class C shares. Except in the case of Putnam Money Market Fund, Putnam Government Money Market Fund and Putnam Short Duration Income Fund as noted below, Putnam Retail Management will pay a 4% commission on sales of class B shares of the fund only to those financial intermediaries who have entered into service agreements with Putnam Retail Management. For tax-exempt funds, this commission includes a 0.20% pre-paid service fee (except for Putnam Tax-Free High Yield Fund and Putnam AMT-Free Municipal Fund, each of which has a 0.25% pre-paid service fee). For Putnam Floating Rate Income Fund, Putnam Absolute Return 100 Fund, Putnam Absolute Return 300 Fund and Putnam Short-Term Municipal Income Fund, Putnam Retail Management will pay a 1.00% commission to financial intermediaries selling class B shares of the fund.

Except in the case of Putnam Money Market Fund, Putnam Government Money Market Fund and Putnam Short Duration Income Fund, Putnam Retail Management pays financial intermediaries a 1.00% commission on sales of class C shares of a fund.

Putnam Retail Management will retain any CDSC imposed on redemptions of class B and class C shares to compensate it for the cost of paying the up-front commissions paid to financial intermediaries for class B or class C share sales.

November 30, 2016	II-5

Conversion of class B shares into class A shares. Class B shares will automatically convert to class A shares on or around the end of the month eight years after the purchase date (for Putnam Small Cap Value Fund, on or around the end of the month six years after the purchase date, and for Putnam Multi-Cap Value Fund, on or around the end of the month five years after the purchase date). Class B shares acquired by exchanging class B shares of another Putnam fund will convert to class A shares based on the time of the initial purchase. The conversion period of the acquired fund will apply, unless the initial fund’s CDSC schedule is higher than that of the acquired fund. In that case, the conversion period and CDSC schedule of the initial fund will apply. Class B shares acquired through reinvestment of distributions will convert to class A shares based on the date of the initial purchase to which such shares relate. For this purpose, class B shares acquired through reinvestment of distributions will be attributed to particular purchases of class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of class B shares to class A shares is subject to the condition that such conversions will not constitute taxable events for federal tax purposes. Shareholders should consult with their tax advisers regarding the state and local tax consequences of the conversion of class B shares to class A shares, or any other exchange or conversion of shares. Average annual total return performance information for class B shares shown in the fund's prospectus assumes conversion to class A shares after the applicable period described in the fund’s prospectus.

Sales without sales charges or contingent deferred sales charges

The fund may sell shares without a sales charge or CDSC to the following categories of investors:

(i) current and former Trustees of the fund, their family members, business and personal associates; current and former employees of Putnam Management and certain current and former corporate affiliates, their family members, business and personal associates; employer-sponsored retirement plans for the foregoing; and partnerships, trusts or other entities in which any of the foregoing has a substantial interest;

(ii) clients of administrators or other service providers of employer-sponsored retirement plans which have entered into agreements with Putnam Retail Management or Putnam Investor Services, Inc. or an affiliate (for purposes of this waiver, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs) (not applicable to tax-exempt funds);

(iii) registered representatives and other employees of broker-dealers having sales agreements with Putnam Retail Management; employees of financial institutions having sales agreements with Putnam Retail Management or otherwise having an arrangement with any such broker-dealer or financial institution with respect to sales of fund shares; and their immediate family members (spouses and children under age 21, including step-children and adopted children);

(iv) a trust department of any financial institution purchasing shares of the fund in its capacity as trustee of any trust (other than a tax-qualified retirement plan trust), through an arrangement approved by Putnam Retail Management, if the value of the shares of the fund and other Putnam funds purchased or held by all such trusts exceeds $1 million in the aggregate;

(v) clients of (i) broker-dealers, financial institutions, financial intermediaries or registered investment advisors that are approved by Putnam Retail Management and charge a fee for advisory or investment services or (ii) broker-dealers, financial institutions, or financial intermediaries that have entered into an agreement with Putnam Retail Management to offer shares through a fund “supermarket” or retail self directed brokerage account with or without the imposition of a transaction fee; and

(vi) college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code of 1986, as amended (the “Code”).

November 30, 2016	II-6

(vii) Shareholders reinvesting the proceeds from a Putnam Corporate IRA Plan distribution into a non-retirement plan account.

In the case of paragraph (i) and (vii) above, the availability of shares at NAV has been determined to be appropriate because involvement by Putnam Retail Management and other brokers in purchases by these investors is typically minimal.

In addition to the categories enumerated above, in connection with settlements reached between certain firms and the Financial Industry Regulatory Authority (“FINRA”) and/or Securities and Exchange Commission (the “SEC”) regarding sales of class B and class C shares in excess of certain dollar thresholds, the fund will permit shareholders who are clients of these firms (and applicable affiliates of such firms) to redeem class B and class C shares of the fund and concurrently purchase class A shares (in an amount to be determined by the dealer of record and Putnam Retail Management in accordance with the terms of the applicable settlement) without paying a sales charge.

The fund may issue its shares at net asset value without an initial sales charge or a CDSC in connection with the acquisition of substantially all of the securities owned by other investment companies or personal holding companies. The CDSC will be waived on redemptions to pay premiums for insurance under Putnam’s insured investor program.

Application of CDSC to Systematic Withdrawal Plans (“SWP”). Investors who set up a SWP for a share account (see "INVESTOR SERVICES — Plans Available to Shareholders -- Systematic Withdrawal Plan") may withdraw through the SWP up to 12% of the net asset value of the account (calculated as set forth below) each year without incurring any CDSC. Shares not subject to a CDSC (such as shares representing reinvestment of distributions) will be redeemed first and will count toward the 12% limitation. If there are insufficient shares not subject to a CDSC, shares subject to the lowest CDSC liability will be redeemed next until the 12% limit is reached. The 12% figure is calculated on a pro rata basis at the time of the first payment made pursuant to an SWP and recalculated thereafter on a pro rata basis at the time of each SWP payment. Therefore, shareholders who have chosen an SWP based on a percentage of the net asset value of their account of up to 12% will be able to receive SWP payments without incurring a CDSC. However, shareholders who have chosen a specific dollar amount (for example, $100 per month from the fund that pays income distributions monthly) for their periodic SWP payment should be aware that the amount of that payment not subject to a CDSC may vary over time depending on the net asset value of their account. For example, if the net asset value of the account is $10,000 at the time of payment, the shareholder will receive $100 free of the CDSC (12% of $10,000 divided by 12 monthly payments). However, if at the time of the next payment the net asset value of the account has fallen to $9,400, the shareholder will receive $94 free of any CDSC (12% of $9,400 divided by 12 monthly payments) and $6 subject to the lowest applicable CDSC. This SWP privilege may be revised or terminated at any time.

Other exceptions to application of CDSC. No CDSC is imposed on the redemption of shares of any class subject to a CDSC to the extent that the shares redeemed (i) are no longer subject to the holding period therefor, (ii) resulted from reinvestment of distributions, or (iii) were exchanged for shares of another Putnam fund, provided that the shares acquired in such exchange or subsequent exchanges (including shares of a Putnam money market fund or Putnam Short Duration Income Fund) will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires. In determining whether the CDSC applies to each redemption, shares not subject to a CDSC are redeemed first.

The fund will waive any CDSC on redemptions, in the case of individual, joint or Uniform Transfers to Minors Act accounts, in the event of death or post-purchase disability of a shareholder, for the purpose of paying benefits pursuant to tax-qualified retirement plans ("Benefit Payments"), or, in the case of living trust accounts, in the event of the death or post-purchase disability of the settlor of the trust. Benefit Payments currently include, without limitation, (1) distributions from an IRA due to death or post-purchase disability, (2) a return of excess

November 30, 2016	II-7

contributions to an IRA or 401(k) plan, and (3) distributions from retirement plans qualified under Section 401(a) of the Code or from a 403(b) plan due to death, disability, retirement or separation from service. These waivers may be changed at any time.

Ways to Reduce Initial Sales Charges—Class A and Class M Shares

There are several ways in which an investor may obtain reduced sales charges on purchases of class A shares and class M shares. The variations in sales charges reflect the varying efforts required to sell shares to separate categories of purchasers. These provisions may be altered or discontinued at any time.

Right of accumulation. A purchaser of class A shares or class M shares may qualify for a right of accumulation discount by combining all current purchases by such person with the value of certain other shares of any class of Putnam funds already owned. The applicable sales charge is based on the total of:

(i) the investor's current purchase(s); and

(ii) the higher of (x) the maximum public offering price (at the close of business on the previous day) or (y) the initial value of total purchases (less the value of shares redeemed on the applicable redemption date) of:

(a) all shares held in accounts registered to the investor and other accounts eligible to be linked to the investor’s accounts (as described below) in all of the Putnam funds (except closed-end and money market funds and Putnam Short Duration Income Fund, unless acquired as described in (b) below); and

(b) any shares of money market funds or Putnam Short Duration Income Fund acquired by exchange from other Putnam funds.

For shares held on December 31, 2007, the initial value will be the value of those shares at the maximum public offering price on that date.

The following persons may qualify for a right of accumulation discount:

(i) an individual, or a "company" as defined in Section 2(a)(8) of the Investment Company Act of 1940, as amended (the “1940 Act”) (which includes corporations which are corporate affiliates of each other);

(ii) an individual, his or her spouse and their children under age 21, purchasing for his, her or their own account;

(iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code and Simplified Employer Pension Plans (SEPs) created pursuant to Section 408(k) of the Code);

(iv) tax-exempt organizations qualifying under Section 501(c)(3) of the Code, (not including tax-exempt organizations qualifying under Section 403(b)(7) (a "403(b) plan") of the Code; and

(v) employer-sponsored retirement plans of a single employer or of affiliated employers, other than 403(b) plans.

November 30, 2016	II-8

A combined purchase currently may also include shares of any class of other continuously offered Putnam funds (other than money market funds and Putnam Short Duration Income Fund) purchased at the same time, if the dealer places the order for such shares directly with Putnam Retail Management.

For individual investors, Putnam Investor Services automatically links accounts the registrations of which are under the same last name and address. Account types eligible to be linked for the purpose of qualifying for a right of accumulation discount include the following (in each case as registered to the investor, his or her spouse and his or her children under the age of 21):

(i)	individual accounts;
(ii)	joint accounts;
(iii)	accounts established as part of a plan established pursuant to Section 403(b) of the Code (“403(b) plans”) or an IRA other than a SIMPLE IRA, SARSEP or SEP IRA;
(iv)	shares owned through accounts in the name of the investor’s (or spouse’s or minor child’s) dealer or other financial intermediary (with documentation identifying to the satisfaction of Putnam Investor Services the beneficial ownership of such shares); and
(v)	accounts established as part of a Section 529 college savings plan managed by Putnam Management.

Shares owned by a plan participant as part of an employer-sponsored retirement plan of a single employer or of affiliated employers (other than 403(b) plans) or a single fiduciary account opened by a trustee or other fiduciary (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) are not eligible for linking to other accounts attributable to such person to qualify for the right of accumulation discount, although all current purchases made by each such plan may be combined with existing aggregate balances of such plan in Putnam funds for purposes of determining the sales charge applicable to shares purchased at such time by the plan.

To obtain the right of accumulation discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide Putnam Retail Management with sufficient information to verify that the purchase qualifies for the privilege or discount. The shareholder must furnish this information to Putnam Investor Services when making direct cash investments. Sales charge discounts under a right of accumulation apply only to current purchases. No credit for right of accumulation purposes is given for any higher sales charge paid with respect to previous purchases for the investor’s account or any linked accounts.

Statement of Intention. Investors may also obtain the reduced sales charges for class A shares or class M shares shown in the prospectus for investments of a particular amount by means of a written Statement of Intention (also referred to as a Letter of Intention), which expresses the investor's intention to invest that amount (including certain "credits," as described below) within a period of 13 months in shares of any class of the fund or any other continuously offered Putnam fund (excluding Putnam money market funds and Putnam Short Duration Income Fund), including through an account established as part of a Section 529 college savings plan managed by Putnam Management. Each purchase of class A shares or class M shares under a Statement of Intention will be made at the lesser of (i) the public offering price applicable at the time of such purchase and (ii) the public offering price applicable on the date the Statement of Intention is executed to a single transaction of the total dollar amount indicated in the Statement of Intention.

An investor may receive a credit toward the amount indicated in the Statement of Intention equal to the maximum public offering price as of the close of business on the previous day of all shares he or she owns, or which are eligible to be linked for purposes of the right of accumulation described above, on the date of the Statement of Intention which are eligible for purchase under a Statement of Intention (plus any shares of money market funds and Putnam Short Duration Income Fund acquired by exchange of such eligible shares). Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for the "combined purchase privilege" (see above) may purchase shares under a single Statement of Intention.

November 30, 2016	II-9

The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount, and must be invested immediately. Class A shares or class M shares purchased with the first 5% of such amount will be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released from escrow only if the investor pays the sales charge that, without regard to the Statement of Intention, would apply to the total investment made to date.

If an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period, upon recovery by Putnam Retail Management from the investor's dealer of its portion of the sales charge adjustment. Once received from the dealer, which may take a period of time or may never occur, the sales charge adjustment will be used to purchase additional shares at the then current offering price applicable to the actual amount of the aggregate purchases. These additional shares will not be considered as part of the total investment for the purpose of determining the applicable sales charge pursuant to the Statement of Intention. No sales charge adjustment will be made unless and until the investor's dealer returns to Putnam Retail Management any excess commissions previously received.

If an investor purchases less than the dollar amount indicated on the Statement of Intention within the 13-month period, the sales charge will be adjusted upward for the entire amount purchased at the end of the 13-month period. This adjustment will be made by redeeming shares from the account to cover the additional sales charge, the proceeds of which will be paid to the investor's dealer and Putnam Retail Management. Putnam Retail Management will make a corresponding downward adjustment to the amount of the reallowance payable to the dealer with respect to purchases made prior to the investor’s failure to fulfill the conditions of the Statement of Intention. If the account exceeds an amount that would otherwise qualify for a reduced sales charge, that reduced sales charge will be applied. Adjustments to sales charges and dealer reallowances will not be made in the case of the shareholder’s death prior to the expiration of the 13-month period.

Statements of Intention are not available for certain employer-sponsored retirement plans.

Statement of Intention forms may be obtained from Putnam Retail Management or from investment dealers. In addition, shareholders may complete the applicable portion of the fund’s standard account application. Interested investors should read the Statement of Intention carefully.

Commissions on Sales to Employee Retirement Plans

Purchases of class A and class R shares. On sales of class A shares at net asset value to certain employer-sponsored retirement plans and health reimbursement accounts and sales of class R shares, Putnam Retail Management may, at its discretion, pay commissions to the dealer of record on net monthly purchases up to the following rates: 1.00% of the first $1 million, 0.75% of the next $1 million and 0.50% thereafter.

For commission payments made by Putnam Retail Management to dealers and other financial intermediaries with respect to other classes of shares offered to employer-sponsored retirement plans and other tax-favored plan investors, see the corresponding sub-heading under “—Sales Charges and Other Share Class Features—Retail Investors.”

November 30, 2016	II-10

DISTRIBUTION PLANS

If the fund or a class of shares of the fund has adopted a distribution (12b-1) plan, the prospectus describes the principal features of the plan. This SAI contains additional information which may be of interest to investors.

Continuance of a plan is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the fund and who have no direct or indirect interest in the plan or related arrangements (the "Qualified Trustees"), cast in person at a meeting called for that purpose. All material amendments to a plan must be likewise approved by the Trustees and the Qualified Trustees. No plan may be amended in order to increase materially the costs which the fund may bear for distribution pursuant to such plan without also being approved by a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be. A plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Qualified Trustees or by a vote of a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be.

The fund makes payments under each plan to Putnam Retail Management to compensate Putnam Retail Management for services provided and expenses incurred by it for purposes of promoting the sale of the relevant class of shares, reducing redemptions of shares or maintaining or improving services provided to shareholders by Putnam Retail Management and investment dealers.

Putnam Retail Management compensates qualifying dealers (including, for this purpose, certain financial institutions) for sales of shares and the maintenance of shareholder accounts.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the relevant distribution plan, the terms of the service agreements between the dealers and Putnam Retail Management and any applicable limits imposed by FINRA. Unless noted below or where Putnam Retail Management and the applicable dealer have agreed otherwise, these payments commence in the first year after purchase.

Financial institutions receiving payments from Putnam Retail Management as described above may be required to comply with various state and federal regulatory requirements, including among others those regulating the activities of securities brokers or dealers.

Except as otherwise agreed between Putnam Retail Management and a dealer, for purposes of determining the amounts payable to dealers for shareholder accounts for which such dealers are designated as the dealer of record, "average net asset value" means the product of (i) the average daily share balance in such account(s) and (ii) the average daily net asset value of the relevant class of shares over the quarter.

Class A shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at up to the annual rates set forth below (as a percentage of the average net asset value of class A shares for which such dealers are designated the dealer of record) except as described below. No payments are made during the first year after purchase on shares purchased at net asset value by shareholders that invest at least $1 million, or, in the case of dealers of record for an employer-sponsored retirement plan investing at least $1 million, where such dealer has agreed to a reduced sales commission.

November 30, 2016	II-11

Rate*	Fund
0.25%	All funds currently making payments under a class A distribution plan, except for those listed below
0.20% for shares purchased before 3/21/05; 0.25% for shares purchased on or after 3/21/05**	Putnam Tax-Free High Yield Fund
0.20% for shares purchased before 4/1/05; 0.25% for shares purchased on or after 4/1/05	Putnam AMT-Free Municipal Fund
0.20% for shares purchased on or before 12/31/89; 0.25% for shares purchased after 12/31/89

Putnam Convertible Securities Fund

George Putnam Balanced Fund

Putnam Global Equity Fund

Putnam Global Natural Resources Fund

Putnam Global Health Care Fund

The Putnam Fund for Growth and Income

Putnam Investors Fund

Putnam Voyager Fund

0.20% for shares purchased on or before 3/31/90; 0.25% for shares purchased after 3/31/90	Putnam High Yield Trust Putnam U.S. Government Income Trust
0.20% for shares purchased on or before 1/1/90; 0.25% for shares purchased after 1/1/90	Putnam Equity Income Fund
0.20% for shares purchased on or before 3/31/91; 0.25% for shares purchased after 3/31/91;	Putnam Income Fund
0.10%	Putnam Short Duration Income Fund
0.15% for shares purchased on or before 3/6/92; 0.20% for shares purchased after 3/6/92 but before 4/1/05; 0.25% for shares purchased on or after 4/1/05	Putnam Michigan Tax Exempt Income Fund Putnam Minnesota Tax Exempt Income Fund Putnam Ohio Tax Exempt Income Fund
0.15% for shares purchased on or before 5/11/92; 0.20% for shares purchased after 5/11/92 but before 4/1/05; 0.25% for shares purchased on or after 4/1/05	Putnam Massachusetts Tax Exempt Income Fund
0.15% for shares purchased on or before 12/31/92; 0.20% for shares purchased after 12/31/92 but before 4/1/05; 0.25% for shares purchased on or after 4/1/05	Putnam California Tax Exempt Income Fund Putnam New Jersey Tax Exempt Income Fund Putnam New York Tax Exempt Income Fund Putnam Tax Exempt Income Fund
0.15% for shares purchased on or before 3/5/93; 0.20% for shares purchased after 3/5/93 but before 4/1/05; 0.25% for shares purchased on or after 4/1/05	Putnam Arizona Tax Exempt Income Fund
November 30, 2016	II-12

0.15% for shares purchased on or before 7/8/93; 0.20% for shares purchased after 7/8/93 but before 4/1/05; 0.25% for shares purchased on or after 4/1/05	Putnam Pennsylvania Tax Exempt Income Fund
0.00%	Putnam Government Money Market Fund Putnam Money Market Fund

*For purposes of this table, shares are deemed to be purchased on date of settlement (i.e., once purchased and paid for). Shares issued in connection with dividend reinvestments are considered to be purchased on the date of their issuance, not the issuance of the original shares.

**Shares of Putnam Tax-Free High Yield Fund issued in connection with the merger of Putnam Municipal Income Fund into that fund pay a commission at the annual rate of 0.20% or 0.25%, based on the date of the original purchase of the shareholder’s corresponding shares of Putnam Municipal Income Fund, as set forth below: 0.20% for shares purchased on or before 5/7/92; 0.25% for shares purchased after 5/7/92.

Class B shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class B shares for which such dealers are designated the dealer of record).

Rate	Fund
0.25%	All funds currently making payments under a class B distribution plan, except for those listed below
0.25%, except that the first year's service fees of 0.25% are prepaid at time of sale	Putnam AMT-Free Municipal Fund Putnam Tax-Free High Yield Fund
0.20%, except that the first year’s service fees of 0.20% are prepaid at time of sale

Putnam Arizona Tax Exempt Income Fund

Putnam California Tax Exempt Income Fund

Putnam Massachusetts Tax Exempt Income Fund

Putnam Michigan Tax Exempt Income Fund

Putnam Minnesota Tax Exempt Income Fund

Putnam New Jersey Tax Exempt Income Fund

Putnam New York Tax Exempt Income Fund

Putnam Ohio Tax Exempt Income Fund

Putnam Pennsylvania Tax Exempt Income Fund

Putnam Tax Exempt Income Fund

0.00%	Putnam Government Money Market Fund Putnam Money Market Fund Putnam Short Duration Income Fund

Class C shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class C shares for which such dealers are designated the dealer of record). No payments are made during the first year after purchase unless the shares were initially purchased without a CDSC, except that payments for Putnam Money Market Fund, Putnam

November 30, 2016	II-13

Government Money Market Fund and Putnam Short Duration Income Fund will be made beginning in the first year.

Rate	Fund
1.00%	All funds currently making payments under a class C distribution plan, except for those listed below
0.50%	Putnam Government Money Market Fund Putnam Money Market Fund Putnam Short Duration Income Fund

Different rates may apply to shares sold outside the United States.

Class M shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class M shares for which such dealers are designated the dealer of record), except as follows.

Rate	Fund
0.65%	All Growth, Blend, Value, Global Sector and Asset Allocation Funds (excluding funds in the Retirement Income Lifestyle suite) currently making payments under a class M distribution plan, and Putnam Absolute Return 500 Fund and Putnam Absolute Return 700 Fund.
0.40%	All Income funds currently making payments under a class M distribution plan (except for Putnam Floating Rate Income Fund, Putnam Government Money Market Fund, Putnam Money Market Fund, Putnam Short-Term Municipal Income Fund and Putnam Short Duration Income Fund) and funds in the Retirement Income Lifestyle suite.
0.30%	Putnam Absolute Return 100 Fund, Putnam Absolute Return 300 Fund, Putnam Short-Term Municipal Income Fund and Putnam Floating Rate Income Fund
0.15%	Putnam Government Money Market Fund Putnam Money Market Fund Putnam Short Duration Income Fund

Putnam Retail Management’s payments to dealers for plans investing in class M shares for which such dealers are designated the dealer of record may equal up to the annual rate of 0.75% of the average net asset value of such class M shares for Putnam Absolute Return 500 Fund and Putnam Absolute Return 700 Fund as well as all Growth, Blend, Value, Global Sector and Asset Allocation Funds currently making payments under a class M distribution plan and up to the annual rate of 0.50% of the average net asset value of such class M shares for all Income funds currently making payments under a class M distribution plan (except for Putnam Floating Rate

November 30, 2016	II-14

Income Fund, Putnam Short-Term Municipal Income Fund, Putnam Money Market Fund, Putnam Government Money Market Fund and Putnam Short Duration Income Fund).

Different rates may apply to shares sold outside the United States.

Class R shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at up to the annual rates set forth below (as a percentage of the average net asset value of class R shares for which such dealers are designated the dealer of record). No payments are made to dealers during the first year after purchase unless Putnam Retail Management did not pay a commission to the dealer at purchase.

Rate	Fund
0.50%	All funds currently making payments under a class R distribution plan

A portion of the class R distribution fee payable to dealers may be paid to third parties who provide services to plans investing in class R shares and participants in such plans.

Class T shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class T shares for which such dealers are designated the dealer of record).

Rate	Fund
0.25%	Putnam Government Money Market Fund Putnam Money Market Fund

Additional Dealer Payments

As described earlier in this section, dealers may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the funds. These payments may include servicing payments to retirement plan administrators and other institutions up to the same levels as described above. For purposes of this section the term “dealer” includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator and any other institution having a selling, services, or any similar agreement with Putnam Retail Management or one of its affiliates.

Putnam Retail Management and its affiliates pay additional compensation to selected dealers under the categories described below. These categories are not mutually exclusive, and a single dealer may receive payments under all categories. These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the fund or other Putnam funds to its customers. These additional payments are made pursuant to agreements with dealers and do not change the price paid by investors for the purchase of a share or the amount a fund will receive as proceeds from such sales or the distribution (12b-1) fees and the expenses paid by the fund as shown under the heading “Fees and Expenses” in the prospectus.

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Marketing Support Payments. Putnam Retail Management and its affiliates make payments to certain dealers for marketing support services. These payments are individually negotiated with each dealer firm, taking into account the marketing support services provided by the dealer, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the dealer, as well as the size of the dealer’s relationship with Putnam Retail Management. Putnam Retail Management and its affiliates compensate dealers differently depending upon, among other factors, the level and/or type of marketing support provided by the dealer. Payments are generally based on one or more of the following factors: average net assets of Putnam’s retail mutual funds attributable to that dealer, gross or net sales of Putnam’s retail mutual funds attributable to that dealer, reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment for services rendered. In addition, payments typically apply to retail sales and assets, but may not, in certain situations, apply to other specific types of sales or assets, such as to retirement plans or fee-based advisory programs.

Although the total of marketing support payments made to dealers in any year may vary, on average, the aggregate payments are not expected, on an annual basis, to exceed 0.085% of the average assets of Putnam’s retail mutual funds attributable to the dealers.

The following dealers (and such dealers’ respective affiliates) received marketing support payments from Putnam Retail Management and its affiliates during the calendar year ended December 31, 2015:

American Portfolios Financial Services, Inc.	MMC Securities Corp.
Ameriprise Financial Services, Inc.	MetLife Securities, Inc.
AXA Advisors, LLC	Morgan Stanley Smith Barney LLC
BancWest Investment Services, Inc.	National Planning Corporation
Cadaret, Grant & Co. Inc.	M&T Securities, Inc.
CCO Investment Services Corp.	Merrill Lynch, Pierce, Fenner & Smith, Inc.
Cambridge Investment Research, Inc.	NFP Securities, Inc.
Cetera Advisors, LLC	Northwestern Mutual Investment Services, LLC
Cetera Advisor Networks, LLC	Oppenheimer & Co. Inc.
Cetera Financial Specialists, LLC	PNC Investments LLC
Cetera Investment Services, LLC	Raymond James & Associates, Inc.
Commonwealth Equity Services	Raymond James Financial Services, Inc.
CUNA Brokerage Services, Inc.	RBC Capital Markets, LLC
CUSO Financial Services, L.P.	Royal Alliance Associates
First Allied Securities, Inc.	Sagepoint Financial, Inc.
FSC Securities Corporation	Santander Securities LLC
Girard Securities, Inc.	Securities America, Inc.
HD Vest Investment Securities, Inc.	SII Investments
Independent Financial Group, LLC	Stifel, Nicolaus & Company, Incorporated
Investacorp, Inc.	Summit Brokerage Services, Inc.
INVEST Financial Corporation	SunTrust Bank, Inc.
Investment Centers of America, Inc.	SunTrust Investment Services, Inc.
Investors Capital Corp.	TD Ameritrade, Inc.
Janney Montgomery Scott LLC	TD Ameritrade Clearing, Inc.
J.P. Morgan Securities, LLC	Triad Advisors, Inc.
J.P. Turner & Company, LLC	U.S. Bancorp Investments, Inc.
November 30, 2016	II-16

Legend Equities Corporation	UBS Financial Services Inc.
Lincoln Financial Advisors Corp.	Voya Financial Advisors, Inc.
Lincoln Financial Securities Corporation	VSR Financial Services, Inc.
Lincoln Investment Planning, Inc.	Wells Fargo Advisors, LLC
LPL Financial LLC	Woodbury Financial Services, Inc.

Additional dealers may receive marketing support payments in 2016 and in future years. Any additions, modifications or deletions to the list of dealers identified above that have occurred since December 31, 2015 are not reflected. You can ask your dealer about any payments it receives from Putnam Retail Management and its affiliates.

Program Servicing Payments. Putnam Retail Management and its affiliates also make payments to certain dealers that sell Putnam fund shares through dealer platforms and other investment programs to compensate dealers for a variety of services they provide. A dealer may perform program services itself or may arrange with a third party to perform program services. In addition to shareholder recordkeeping, reporting, or transaction processing, program services may include services rendered in connection with dealer platform development and maintenance, fund/investment selection and monitoring, or other similar services. Payments by Putnam Retail Management and its affiliates for program servicing support to any one dealer are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. In addition, Putnam Retail Management and its affiliates make one-time or annual payments to selected dealers receiving program servicing payments in reimbursement of printing costs for literature for shareholders, account maintenance fees or fees for establishment of Putnam funds on the dealer’s system. The amounts of these payments may, but will not normally (except in cases where the aggregate assets in the program are small), cause the aggregate amount of the program servicing payments to such dealer on an annual basis to exceed the amounts set forth above.

The following dealers (and such dealers’ respective affiliates) received program servicing payments from Putnam Retail Management and its affiliates during the calendar year ended December 31, 2015:

Charles Schwab & Co., Inc.	Pershing LLC
Merrill Lynch, Pierce, Fenner & Smith, Inc.	RBC Capital Markets, LLC
Morgan Stanley Smith Barney LLC	Transamerica Advisors Life Insurance Company
National Financial Services LLC	Trust Company of America

As noted above, this list of program servicing recipients above is for the year ended December 31, 2015. During 2015, Putnam changed its reporting approach for certain firms that provide administrative services, which results in fewer firms being listed for 2015 than in past years. Additional or different dealers may also receive program servicing payments in 2016 and in future years. Any additions, modifications or deletions to the list of dealers identified above that have occurred since December 31, 2015 are not reflected. You can ask your dealer about any payments it receives from Putnam Retail Management and its affiliates.

Other Payments. From time to time, Putnam Retail Management, at its expense, may provide additional compensation to dealers which sell or arrange for the sale of shares of the fund to the extent not prohibited by laws or the rules of any self-regulatory agency, such as FINRA. Such compensation provided by Putnam Retail Management may include financial assistance to dealers that enables Putnam Retail Management to participate in and/or present at dealer-sponsored conferences or seminars, sales or training programs for invited registered representatives and other dealer employees, dealer entertainment, and other dealer-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. Putnam Retail Management makes payments for entertainment events it deems appropriate, subject to Putnam Retail Management’s internal guidelines and applicable law. These payments may vary upon the nature of the event.

November 30, 2016	II-17

Sub-accounting payments. Certain dealers or other financial intermediaries also receive payments from Putnam Investor Services or its affiliates in recognition of sub-accounting or other services they provide to shareholders or plan participants who invest in the fund or other Putnam funds through their retirement plan. The amount paid for these services varies depending on the share class selected and by dealer or other financial intermediary, and may also take into account the extent to which the services provided by the dealer replace services that Putnam Investor Services or its affiliates would otherwise have to provide. There are no such payments in respect of class R6 shares, and payments in respect of class R5 shares are generally made at an annual rate of up to 0.10% of a fund’s average net assets attributable to class R5 shares held by a dealer or other financial intermediary, except that an annual rate of up to 0.07% of a fund’s average net assets attributable to class R5 shares held by a dealer or other financial intermediary applies to Putnam American Government Income Fund, Putnam Dynamic Asset Allocation Conservative Fund, Putnam Global Income Trust, Putnam Income Fund and Putnam Short Duration Income Fund. Payments for other classes vary. See the discussion under the heading “MANAGEMENT – Investor Servicing Agent” for more details.

You can ask your dealer for information about payments it receives from Putnam Retail Management or its affiliates and the services it provides for those payments.

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS

As noted in the prospectus, in addition to the main investment strategies and the principal risks described in the prospectus, the fund may employ other investment practices and may be subject to other risks, which are described below. Because the following is a combined description of investment strategies of all of the Putnam funds, certain matters described herein may not apply to your fund. Unless a strategy or policy described below is specifically prohibited or limited by the investment restrictions discussed in the fund’s prospectus or in this SAI, or by applicable law, the fund may engage in each of the practices described below without limit. This section contains information on the investments and investment practices listed below. With respect to funds for which Putnam Investments Limited (“PIL”) and/or The Putnam Advisory Company, LLC (“PAC”) serves as sub-investment manager (as described in the fund’s prospectus), references to Putnam Management in this section include PIL and/or PAC, as appropriate.

Temporary Defensive Strategies	Mortgage-backed and Asset-backed Securities
Bank Loans	Options on Securities
Borrowing and Other Forms of Leverage	Preferred Stocks and Convertible Securities
Derivatives	Private Placements and Restricted Securities
Exchange-Traded Notes	Real Estate Investment Trusts (REITs)
Floating Rate and Variable Rate Demand Notes	Redeemable Securities
Foreign Currency Transactions	Repurchase Agreements
Foreign Investments and Related Risks	Securities Loans
Forward Commitments and Dollar Rolls	Securities of Other Investment Companies
Futures Contracts and Related Options	Short Sales
Hybrid Instruments	Short-Term Trading
Inflation-Protected Securities	Special Purpose Acquisition Companies
Initial Public Offerings (IPOs)	Structured Investments
Interfund Borrowing and Lending	Swap Agreements
Inverse Floaters	Tax-exempt Securities
Legal and Regulatory Risk Relating to Investment Strategy	Warrants
Lower-rated Securities	Zero-coupon and Payment-in-kind Bonds

November 30, 2016	II-18

Money Market Instruments

Temporary Defensive Strategies

In response to adverse market, economic, political or other conditions, Putnam Management may take temporary defensive positions that differ from the fund’s usual investment strategies. In implementing these temporary defensive strategies, the fund may invest primarily in, among other things, debt securities, preferred stocks, U.S. government and agency obligations, cash or money market instruments (including, to the extent permitted by law or applicable exemptive relief, money market funds), or any other securities Putnam Management considers consistent with such defensive strategies. While temporary defensive strategies are mainly designed to limit losses, such strategies may not work as intended.

Bank Loans

The fund may invest in bank loans. By purchasing a loan, the fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. The fund may act as part of a lending syndicate, and in such cases would be purchasing a “participation” in the loan. The fund may also purchase loans by assignment from another lender. Many loans are secured by the assets of the borrower, and most impose restrictive covenants which must be met by the borrower. These loans are typically made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

The fund’s ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower (and, in some cases, the lending institution from which it purchases the loan). The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the fund’s access to collateral may be limited by bankruptcy or other insolvency laws. The failure by the fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund's net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loans in which the fund will invest, however, Putnam Management will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. Putnam Management's analysis may include consideration of the borrower's financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Putnam Management will generally not have access to non-public information to which other investors in syndicated loans may have access. Because loans in which the fund may invest are not generally rated by independent credit rating agencies, a decision by the fund to invest in a particular loan will depend almost exclusively on Putnam Management's, and the original lending institution's, credit analysis of the borrower. Investments in loans may be of any quality, including “distressed” loans, and will be subject to the fund’s credit quality policy. The loans in which the fund may invest include those that pay fixed rates of interest and those that pay floating rates – i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate.

November 30, 2016	II-19

Loans may be structured in different forms, including novations, assignments and participating interests. In a novation, the fund assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The fund assumes the position of a co-lender with other syndicate members. As an alternative, the fund may purchase an assignment of a portion of a lender's interest in a loan. In this case, the fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank's rights in the loan. The fund may also purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, it will be entitled to receive payments of principal, interest and premium, if any, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution. The fund may also acquire a loan interest directly by acting as a member of the original lending syndicate.

The fund will in many cases be required to rely upon the lending institution from which it purchases the loan to collect and pass on to the fund such payments and to enforce the fund's rights under the loan. As a result, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the fund from receiving principal, interest and other amounts with respect to the underlying loan. When the fund is required to rely upon a lending institution to pay to the fund principal, interest and other amounts received by it, Putnam Management will also evaluate the creditworthiness of the lending institution.

The borrower of a loan in which the fund holds an interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan.

Corporate loans in which the fund may invest are generally made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. A significant portion of the corporate loans purchased by the fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as "leveraged buy-out" transactions, leveraged recapitalization loans and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, the fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value. The fund may hold investments in loans for a very short period of time when opportunities to resell the investments that Putnam Management believes are attractive arise.

Certain of the loans acquired by the fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. To the extent that the fund is committed to make additional loans under such a participation, it will at all times set aside on its books liquid assets in an amount sufficient to meet such commitments. Certain of the loan participations acquired by the fund may also involve loans made in foreign (i.e., non-U.S.) currencies. The fund's investment in such participations would involve the risks of currency fluctuations described in this SAI with respect to investments in the foreign securities.

With respect to its management of investments in bank loans, Putnam Management will normally seek to avoid receiving material, non-public information (“Confidential Information”) about the issuers of bank loans being considered for acquisition by the fund or held in the fund’s portfolio. In many instances, borrowers may offer to furnish Confidential Information to prospective investors, and to holders, of the issuer’s loans. Putnam Management’s decision not to receive Confidential Information may place Putnam Management at a disadvantage relative to other investors in loans (which could have an adverse effect on the price the fund pays or

November 30, 2016	II-20

receives when buying or selling loans). Also, in instances where holders of loans are asked to grant amendments, waivers or consent, Putnam Management’s ability to assess their significance or desirability may be adversely affected. For these and other reasons, it is possible that Putnam Management’s decision not to receive Confidential Information under normal circumstances could adversely affect the fund’s investment performance.

Notwithstanding its intention generally not to receive material, non-public information with respect to its management of investments in loans, Putnam Management may from time to time come into possession of material, non-public information about the issuers of loans that may be held in the fund’s portfolio. Possession of such information may in some instances occur despite Putnam Management’s efforts to avoid such possession, but in other instances Putnam Management may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, Putnam Management's ability to trade in these loans for the account of the fund could potentially be limited by its possession of such information. Such limitations on Putnam Management's ability to trade could have an adverse effect on the fund by, for example, preventing the fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by Putnam Management or an affiliate may hold other securities issued by borrowers whose loans may be held in the fund’s portfolio. These other securities may include, for example, debt securities that are subordinate to the loans held in the fund’s portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s loans. In such cases, Putnam Management may owe conflicting fiduciary duties to the fund and other client accounts. Putnam Management will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if Putnam Management's client accounts collectively held only a single category of the issuer’s securities.

Borrowing and Other Forms of Leverage

The fund may borrow money to the extent permitted by its investment policies and restrictions and applicable law. When the fund borrows money or otherwise leverages its portfolio, the value of an investment in the fund will be more volatile and other investment risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the fund’s holdings. In addition to borrowing money from banks, the fund may engage in certain other investment transactions that may be viewed as forms of financial leverage – for example, using dollar rolls, investing collateral from loans of portfolio securities, entering into when-issued, delayed-delivery or forward commitment transactions or using derivatives such as swaps, futures, forwards, and options. Because the fund either (1) sets aside cash (or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees) on its books in respect of such transactions during the period in which the transactions are open or (2) otherwise “covers” its obligations under the transactions, such as by holding offsetting investments, the fund does not consider these transactions to be borrowings for purposes of its investment restrictions or “senior securities” for purposes of the 1940 Act. In some cases (e.g., with respect to futures and forwards that are contractually required to “cash-settle”), the fund is permitted under relevant guidance from the Securities and Exchange Commission (the “SEC”) or SEC staff to set aside assets with respect to an investment transaction in the amount of its net (marked-to-market) obligations thereunder, rather than the full notional amount of the transaction. By setting aside assets equal only to its net obligations, the fund will have the ability to employ leverage to a greater extent than if it set aside assets equal to the notional amount of the transaction, which may increase the risk associated with such investments.

November 30, 2016	II-21

Each Putnam fund (other than Putnam RetirementReady® Funds, Putnam Retirement Income Fund Lifestyle 1, Putnam Global Sector Fund and Putnam Short-Term Investment Fund) participates in a syndicated committed line of credit provided by State Street Bank and Trust Company and Northern Trust Company and an uncommitted line of credit provided by State Street Bank and Trust Company. These lines of credit are intended to provide a temporary source of cash in extraordinary or emergency circumstances, such as unexpected shareholder redemption requests. The fund may pay a commitment or other fee to maintain a line of credit, in addition to the stated interest rate. A participating fund in the syndicated committed line of credit that invests more than 10% of its assets in other pooled investment vehicles (other than money market funds) (a “fund-of-funds”) will be required to maintain a 400% asset coverage ratio.

Derivatives

Certain of the instruments in which the fund may invest, such as futures contracts, options, hybrid instruments, forward contracts, swap agreements and structured investments, are considered to be "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value or other attributes of an underlying asset, such as a security or an index. Further information about these instruments and the risks involved in their use is included elsewhere in the prospectus and in this SAI. The fund’s use of derivatives may cause the fund to recognize higher amounts of short-term capital gains, which are generally taxed to individual shareholders at ordinary income tax rates, and higher amounts of ordinary income, and more generally may affect the timing, character and amount of a fund’s distributions to shareholders. The fund’s use of commodity-linked derivatives can bear on or be limited by the fund’s intention to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code), as discussed in “Taxes” below. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment. The fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the fund’s net asset value. See “—Borrowing and Other Forms of Leverage.” In its use of derivatives, the fund may take both long positions (the values of which move in the same direction as the prices of the underlying investments, pools of investments, indexes or currencies), and short positions (the values of which move in the opposite direction from the prices of the underlying investments, pools of investments indexes or currencies).

Short positions may involve greater risks than long positions, as the risk of loss may be theoretically unlimited (unlike a long position, in which the risk of loss may be limited to the amount invested). The fund may use derivatives that combine “long” and “short” positions in order to capture the difference between underlying investments, pools of investments, indices or currencies.

Exchange-Traded Notes

The fund may invest in exchange-traded notes (“ETNs”). ETNs are typically senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market index less applicable fees and expenses. ETNs are listed on an exchange and traded in the secondary market. The fund may hold the ETN until maturity, at which time the issuer is obligated to pay a return linked to the performance of the relevant market index. ETNs do not make periodic interest payments and principal is not protected.

The market value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand of the ETN, volatility and lack of liquidity in the underlying assets, changes in the applicable interest rates, the current performance of the market index to which the ETN is linked, and the credit rating of the ETN issuer. The market value of an ETN may differ from the performance of the applicable market index and there may be times when an ETN trades at a premium or discount. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities underlying the market index that the ETN seeks to track. A change in the

November 30, 2016	II-22

issuer’s credit rating may also impact the value of an ETN despite the underlying market index remaining unchanged. ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (the “IRS”) will accept, or a court will uphold, how the fund characterizes and treats ETNs for tax purposes.

An ETN that is tied to a specific market index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market index. ETNs also incur certain expenses not incurred by their applicable market index, and the fund would bear a proportionate share of any fees and expenses borne by the ETN in which it invests.

The fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN. Some ETNs that use leverage in an effort to amplify the returns of an underlying market index can, at times, be relatively illiquid and may therefore be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater. The extent of the fund’s investment in commodity-linked ETNs, if any, is limited by tax considerations. For more information regarding the tax treatment of commodity-linked ETNs, please see “Taxes” below.

ETNs are generally similar to structured investments and hybrid instruments. For discussion of these investments and the risks generally associated with them, see “Hybrid Instruments” and “Structured Investments” in this SAI.

Floating Rate and Variable Rate Demand Notes

The fund may purchase taxable or tax-exempt floating rate and variable rate demand notes for short-term cash management or other investment purposes. Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank's prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

Foreign Currency Transactions

To manage its exposure to foreign currencies, the fund may engage in foreign currency exchange transactions, including purchasing and selling foreign currency, foreign currency options, foreign currency forward contracts and foreign currency futures contracts and related options. In addition, the fund may engage in these transactions for the purpose of increasing its return. Foreign currency transactions involve costs, and, if unsuccessful, may reduce the fund’s return.

Generally, the fund may engage in both "transaction hedging" and "position hedging." The fund may also engage in foreign currency transactions for non-hedging purposes, subject to applicable law. When it engages in transaction hedging, the fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. The fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is earned, and the date on which such payments are made or received. The fund may also engage in position hedging to protect against a decline in the

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value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of the currency in which securities the fund intends to buy are denominated or quoted).

The fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency or for other hedging or non-hedging purposes. If conditions warrant, for hedging or non-hedging purposes, the fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts. The fund may also purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

A foreign currency futures contract is a standardized exchange-traded contract for the future delivery of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (the "CFTC"), such as the New York Mercantile Exchange, and have margin requirements.

A foreign currency forward contract is a negotiated agreement to exchange currency at a future time, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. The contract price may be higher or lower than the current spot rate. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amount agreed upon by the parties rather than predetermined amounts. In addition, forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers, so that no intermediary is required. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

At the maturity of a forward or futures contract, the fund either may accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts may be effected only on a commodities exchange or board of trade which provides a secondary market in such contracts; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Although the fund intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the fund is obligated to deliver.

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As noted above, the fund may purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the fund the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives the fund the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the fund the right to purchase the currency at the exercise price until the expiration of the option.

Foreign currency options are traded primarily in the over-the-counter market, although options on foreign currencies are also listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the euro, the joint currency of most countries in the European Union.

The fund will only purchase or write foreign currency options when Putnam Management believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies may be affected by all of those factors which influence foreign exchange rates and investments generally.

The fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. Putnam Management will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the fund. Cross hedging transactions by the fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they involve costs to the fund and tend to limit any potential gain which might result from the increase in value of such currency.

The fund may also engage in non-hedging currency transactions. For example, Putnam Management may believe that exposure to a currency is in the fund's best interest but that securities denominated in that currency are unattractive. In this situation, the fund may purchase a currency forward contract or option in order to increase its exposure to the currency. In accordance with SEC regulations, the fund will set aside liquid assets on its books to cover forward contracts used for non-hedging purposes.

In addition, the fund may seek to increase its current return or to offset some of the costs of hedging against fluctuations in current exchange rates by writing covered call options and covered put options on foreign currencies. The fund receives a premium from writing a call or put option, which increases the fund's current return if the option expires unexercised or is closed out at a net profit. The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces.

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The value of a foreign currency option, forward contract or futures contract reflects the value of an exchange rate, which in turn reflects relative values of two currencies -- the U.S. dollar and the foreign currency in question. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, forward contracts and futures contracts, investors may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

The decision as to whether and to what extent the fund will engage in foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of the fund's portfolio and the availability of suitable transactions. Accordingly, there can be no assurance that the fund will engage in foreign currency exchange transactions at any given time or from time to time.

Foreign Investments and Related Risks

Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. In addition, the fund is required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for a foreign currency declines after a fund's income has been earned and translated into U.S. dollars (but before payment), the fund could be required to liquidate portfolio securities to make such distributions. Similarly, if an exchange rate declines between the time a fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred.

There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. In addition, there may be less (or less effective) regulation of exchanges, brokers and listed companies in some foreign countries. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than in the United States.

Foreign settlement procedures and trade regulations may be more complex and involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund's assets held abroad) and expenses not present in the settlement of investments in U.S. markets. For example, settlement of transactions involving foreign securities or foreign currencies (see below) may occur within a foreign country, and the fund may accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may pay fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

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In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of sanctions (whether imposed by the local sovereign or by the United States government), currency exchange controls, foreign withholding or other taxes or restrictions on the repatriation of foreign currency, confiscatory taxation, political, social or financial instability and diplomatic developments which could affect the value of the fund's investments in certain foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding or other taxes, and special U.S. tax considerations may apply.

Note on MSCI indices. MSCI, Inc. (MSCI) publishes two versions of its indices reflecting the reinvestment of dividends using two different methodologies: gross dividends and net dividends. While both versions reflect reinvested dividends, they differ with respect to the manner in which taxes associated with dividend payments are treated. In calculating the net dividends version, MSCI incorporates reinvested dividends applying the withholding tax rate applicable to foreign non-resident institutional investors that do not benefit from double taxation treaties. Putnam Management believes that the net dividends version of MSCI indices better reflects the returns U.S. investors might expect were they to invest directly in the component securities of an MSCI index.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries.

The laws of some foreign countries may limit the fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries. These restrictions may take the form of prior governmental approval requirements, limits on the amount or type of securities held by foreigners and limits on the types of companies in which foreigners may invest (e.g., limits on investment in certain industries). Some countries also limit the investment of foreign persons to only a specific class of securities of an issuer that may have less advantageous terms or rights or preferences than securities of the issuer available for purchase by domestic parties, or may directly limit foreign investors’ rights (such as voting rights). Although securities subject to such restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. Foreign laws may also impact the availability of derivatives or hedging techniques relating to a foreign country’s government securities. In each of these situations, the funds’ ability to invest significantly in desired issuers, or the terms of such investments, could be negatively impacted as a result of the relevant legal restriction. Sanctions imposed by the United States government on other countries or persons or issuers operating in such countries could restrict the fund’s ability to buy affected securities or to sell any affected securities it has previously purchased, which may subject the fund to greater risk of loss in those securities.

For purposes of some foreign holding limits or disclosure thresholds, all positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable limits or thresholds have been exceeded. Thus, even if the fund does not intend to exceed applicable limits, it is possible that different clients managed by Putnam Management and its affiliates (including separate affiliates owned by Power Corporation of Canada outside the Putnam Investments group) may be aggregated for this purpose. These limits may adversely affect the fund’s ability to invest in the applicable security.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in developing countries, also known as "emerging markets." For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. High rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries. Investments in emerging markets may be considered speculative.

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The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries, and the fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value or prospects of an investment in such securities.

American Depositary Receipts (“ADRs”) as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing in foreign securities.

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations.

Forward Commitments and Dollar Rolls

The fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the fund sets aside on its books liquid assets in an amount sufficient to meet the purchase price, or if the fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced ("TBA") purchase commitments, the unit price and the estimated principal amount are established when the fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Where such purchases are made through dealers, the fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price. Although the fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so. The fund may realize short-term profits or losses upon the sale of forward commitments.

The fund may enter into TBA sale commitments to hedge its portfolio positions, to sell securities it owns under delayed delivery arrangements, or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as "cover" for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. Where the fund purchases or sells an option, which is to be settled in cash, to buy or sell a TBA sale commitment, the fund will segregate cash or

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liquid assets in an amount equal to the current “mark-to-market” value of the option. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the fund delivers securities under the commitment, the fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

The fund may enter into dollar roll transactions (generally using TBAs) in which it sells a fixed income security for delivery in the current month and simultaneously contracts to purchase similar securities (for example, same type, coupon and maturity) at an agreed upon future time. By engaging in a dollar roll transaction, the fund foregoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase. The fund would also be able to earn interest on the proceeds of the sale before they are reinvested. The fund accounts for dollar rolls as purchases and sales. Because cash (or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees) in the amount of the fund’s commitment under a dollar roll is set aside on the fund’s books, the fund does not consider these transactions to be borrowings for purposes of its investment restrictions.

The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that the fund is obligated to purchase may decline below the purchase price. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent or defaults on its obligation, the fund may be adversely affected.

Futures Contracts and Related Options

Subject to applicable law, the fund may invest without limit in futures contracts and related options for hedging and non-hedging purposes, such as to manage the effective duration of the fund's portfolio or as a substitute for direct investment. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the CFTC, and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market. Examples of futures contracts that the fund may use (which may include single-security futures) include, without limitation, U.S. Treasury security futures, index futures, corporate or municipal bond futures, Government National Mortgage Association certificate futures, interest rate swap futures, and Eurodollar futures. In addition, as described elsewhere in this SAI, the fund may use foreign currency futures.

Although futures contracts (other than index futures and futures based on the volatility or variance experienced by an index) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Index futures and futures based on the volatility or variance experienced by an index do not call for actual delivery or acceptance of commodities or securities, but instead require cash settlement of the futures contract on the settlement date specified in the contract. Such contracts may also be closed out before the settlement date. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. If the fund is unable to enter into a closing transaction, the amount of the fund's potential loss is unlimited. The closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the

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offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss.

Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract. Instead, upon entering into a contract, the fund is required to deliver to the futures broker an amount of liquid assets. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions. Rather, initial margin is similar to a performance bond or good faith deposit which is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin" or "maintenance margin," to and from the broker are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when the fund has purchased a futures contract on a security and the price of the underlying security has risen, that position will have increased in value and the fund will receive from the broker a variation margin payment based on that increase in value. Conversely, when the fund has purchased a security futures contract and the price of the underlying security has declined, the position would be less valuable and the fund would be required to make a variation margin payment to the broker.

The fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a position then currently held by the fund. The fund may close its positions by taking opposite positions which will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

The fund does not intend to purchase or sell futures or related options for other than hedging purposes, if, as a result, the sum of the initial margin deposits on the fund's existing futures and related options positions and premiums paid for outstanding options on futures contracts would exceed 5% of the fund's net assets.

Putnam Management has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA pursuant to Rule 4.5 under the CEA (the “exclusion”) promulgated by the CFTC with respect to each Putnam fund. Accordingly, Putnam Management (with respect to the funds) is not subject to registration or regulation as a “commodity pool operator” under the CEA. To remain eligible for the exclusion, each fund will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions. In the event that a fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, Putnam Management may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC with respect to that fund. Putnam Management’s eligibility to claim the exclusion with respect to a fund will be based upon, among other things, the level and scope of the fund’s investment in commodity interests, the purposes of such investments and the manner in which the fund holds out its use of commodity interests. A fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by Putnam Management's intention to operate the fund in a manner that would permit Putnam Management to continue to claim the exclusion under Rule 4.5, which may adversely affect the fund’s total return. In the event the fund’s investments in commodity interests require Putnam Management to register with the CFTC as a commodity pool operator with respect to a fund, the fund’s expenses may increase, adversely affecting that fund’s total return.

Index futures. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The fund may enter into stock index futures contracts, debt index futures contracts, or

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other index futures contracts appropriate to its objective(s). The fund may also purchase and sell options on index futures contracts.

For example, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") is composed of 500 selected U.S. common stocks. The S&P 500 assigns relative weightings to the common stocks included in the Index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are currently to buy or sell 250 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $37,500 (250 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the fund enters into a futures contract to buy 250 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the fund will gain $1,000 (250 units x gain of $4). If the fund enters into a futures contract to sell 250 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the fund will lose $500 (250 units x loss of $2).

Options on futures contracts. The fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. In return for the premium paid, options on futures contracts give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the underlying asset on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

The fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or indices or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the fund expects to purchase. Such options generally operate in the same manner, and involve the same risks, as options purchased or written directly on the underlying investments. In addition, the fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts. The writing of an option on a futures contract involves risks similar to those relating to the sale of futures contracts.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts generally involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments.

As an alternative to purchasing call and put options on index futures, the fund may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

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Risks of transactions in futures contracts and related options. Successful use of futures contracts by the fund is subject to Putnam Management's ability to predict movements in various factors affecting securities markets, including interest rates and market movements, and, in the case of index futures and futures based on the volatility or variance experienced by an index, Putnam Management’s ability to predict the future level of the index or the future volatility or variance experienced by an index. For example, it is possible that, where the fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the fund's portfolio, which may differ from those that comprise the index, may decline. If this occurred, the fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if the fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

The use of options and futures strategies also involves the risk of imperfect correlation among movements in the prices of the securities or other assets underlying the futures and options purchased and sold by the fund, of the options and futures contracts themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures used by the fund and the portion of the portfolio being hedged, the prices of futures may not correlate perfectly with movements in the underlying asset due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the expected relationship between the underlying asset and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the underlying asset and movements in the prices of related futures, even a correct forecast of general market trends by Putnam Management may still not result in a profitable position.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a position held by the fund, the fund may seek to close out such position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Hybrid Instruments

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These instruments are generally considered derivatives and include indexed or structured securities, and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, “underlying assets”), or by another objective index, economic factor or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, “benchmarks”).

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or pays interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by the fund may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of less than par if rates were above the specified level. Furthermore, a fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and the fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under

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certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments could take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between the fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty of the issuer of the hybrid instrument would be an additional risk factor the fund would have to consider and monitor. In addition, uncertainty regarding the tax treatment of hybrid instruments may reduce demand for such instruments. Tax considerations may also limit the extent of the fund’s investments in certain hybrid instruments. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Inflation-Protected Securities

The fund may invest in U.S. Treasury Inflation Protected Securities (“U.S. TIPS”), which are fixed income securities issued by the U.S. Department of Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation. The fund may also invest in other inflation-protected securities issued by non-U.S. governments or by private issuers. U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed for U.S. TIPS, even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the fund will be subject to deflation risk with respect to its investments in these securities. In addition, the current market value of the bonds is not guaranteed, and will fluctuate. If the fund purchases U.S. TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the fund may experience a loss if there is a subsequent period of deflation. The fund may also invest in other inflation-related bonds which may or may not provide a guarantee of principal. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The periodic adjustment of U.S. TIPS is currently tied to the CPI-U, which is calculated by the U.S. Department of Treasury. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States.

In general, the value of inflation-protected bonds is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-protected bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected bonds. If inflation is lower than expected during the period the fund holds the security, the fund may earn less on the security than on a conventional bond. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. As a result, when the fund invests in inflation-protected securities, it could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company and to eliminate any fund-level income tax liability under the Code.

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The U.S. Treasury began issuing inflation-protected bonds in 1997. Certain non-U.S. governments, such as the United Kingdom, Canada and Australia, have a longer history of issuing inflation-protected bonds, and there may be a more liquid market in certain of these countries for these securities.

Initial Public Offerings

The fund may purchase debt or equity securities in initial public offerings (“IPOs”). These securities, which are often issued by unseasoned companies, may be subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. Securities issued in an IPO frequently are very volatile in price, and the fund may hold securities purchased in an IPO for a very short period of time. As a result, the fund’s investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs and may result in taxable distributions to shareholders.

At any particular time or from time to time the fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Putnam funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund’s performance will generally decrease.

Interfund Borrowing and Lending

To satisfy redemption requests or to cover unanticipated cash shortfalls, the fund has entered into a Master Interfund Lending Agreement by and among each Putnam fund and Putnam Management (the “Interfund Lending Agreement”) under which the fund may lend or borrow money for temporary purposes directly to or from another Putnam fund (an “Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to the fund permitting such Interfund Loans. All Interfund Loans would consist only of uninvested cash reserves that the lending fund otherwise would invest in short-term repurchase agreements or other short-term instruments. At this time, Putnam Short-Term Investment Fund is the only Putnam fund expected to make its uninvested cash reserves available for Interfund Loans.

If the fund has outstanding borrowings, any Interfund Loans to the fund (a) would be at an interest rate equal to or lower than that of any outstanding bank loan, (b) would be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, and (c) would have a maturity no longer than any outstanding bank loan (and in any event not over seven days). In addition, if an event of default were to occur under any agreement evidencing an outstanding bank loan to the fund, the event of default would automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and such a call would be deemed made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.

The fund may make an unsecured borrowing under the Interfund Lending Agreement if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the fund has a secured loan outstanding from any other lender, including but not limited to another Putnam fund, the fund’s Interfund Loan would be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan secured by collateral. If the fund’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total

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assets, the fund may borrow through the credit facility on a secured basis only. All secured Interfund Loans would be secured by the pledge of segregated collateral with a market value equal to at least 102% of the outstanding principal value of the Interfund Loan. The fund may not borrow from any source if its total outstanding borrowings immediately after the borrowing would exceed the limits imposed by Section 18 of the 1940 Act or the fund’s fundamental investment restrictions.

The fund may not lend to another Putnam fund under the Interfund Lending Agreement if the Interfund Loan would cause its aggregate outstanding Interfund Loans to exceed 15% of the fund’s current net assets at the time of the Interfund Loan. The fund’s Interfund Loans to any one fund may not exceed 5% of the lending fund’s net assets. The duration of Interfund Loans would be limited to the time required to receive payment for securities sold, but in no event may the duration exceed seven days. Interfund Loans effected within seven days of each other would be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. If the fund borrows money from another fund, there is a risk that the Interfund Loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs, and interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due.

Inverse Floaters

These securities have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels – rising when prevailing short-term interest rate fall, and vice versa. The prices of inverse floaters can be considerably more volatile than the prices of bonds with comparable maturities.

Legal and Regulatory Risks Relating to Investment Strategy

The fund may be adversely affected by new (or revised) laws or regulations that may be imposed by the CFTC, the SEC, the U.S. Federal Reserve or other banking regulators, or other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets. These agencies are empowered to promulgate a variety of rules pursuant to financial reform legislation in the United States. The fund may also be adversely affected by changes in the enforcement or interpretation of existing statutes and rules. The regulatory environment for private funds is evolving, and changes in the regulation of private funds may adversely affect the value of the investments held by the fund and the ability of the fund to execute its investment strategy. In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action.

The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including new clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, adversely affect the value of the investments held by the fund, restrict the fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the fund) and/or increase the

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costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the fund does not intend to exceed applicable position limits, it is possible that different clients managed by Putnam Management and its affiliates may be aggregated for this purpose. Any modification of trading decisions or elimination of open positions that may be required to avoid exceeding such limits may adversely affect the profitability of the fund.

The SEC has in the past adopted interim rules requiring reporting of all short positions above a certain threshold and is expected to adopt rules requiring monthly public disclosure in the future. In addition, other non-U.S. jurisdictions where the fund may trade have adopted reporting requirements. If the fund’s short positions or its strategy become generally known, the fund’s ability to implement its investment strategy could be adversely affected. In particular, other investors could cause a “short squeeze” in the securities held short by the fund forcing the fund to cover its positions at a loss. Such reporting requirements may also limit the fund’s ability to access management and other personnel at certain companies where the fund seeks to take a short position. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as the fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the fund could decrease drastically. In addition, the SEC recently proposed additional restrictions on short sales, which could restrict the fund’s ability to engage in short sales in certain circumstances. The SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on short sales of certain securities in response to market events. Bans on short selling may make it impossible for the fund to execute certain investment strategies.

Recently enacted federal legislation requires the adoption of regulations that will require any creditor that makes a loan and any securitizer of a loan to retain at least 5% of the credit risk on any loan that is transferred, sold or conveyed by such creditor or securitizer. It is currently unclear how these requirements will apply to loan participations, syndicated loans, and loan assignments. Investors, such as the fund, that seek or hold investments in loans could be adversely affected by the regulation.

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Lower-rated Securities

The fund may invest in lower-rated fixed-income securities (commonly known as "junk bonds"). The lower ratings reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the fund more volatile and could limit the fund's ability to sell its securities at prices approximating the values the fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the fund at times may be unable to establish the fair value of such securities.

Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody's Investors Service, Inc. or Standard & Poor's (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. See "SECURITIES RATINGS."

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the fund's fixed-income assets. Conversely, during periods of rising interest rates, the value of the fund's fixed-income assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities. Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the fund's net asset value. The fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Putnam Management will monitor the investment to determine whether its retention will assist in meeting the fund's goal(s).

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

At times, a substantial portion of the fund's assets may be invested in an issue of which the fund, by itself or together with other funds and accounts managed by Putnam Management or its affiliates, holds all or a major portion. Although Putnam Management generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell these securities when Putnam Management believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value. In order to enforce its rights in the event of a default, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the fund's operating expenses and adversely affect the fund's net asset value. In the case of tax-exempt funds, any income derived from the fund's ownership or operation of such assets would not be tax-exempt. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition,

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the fund's intention to qualify as a "regulated investment company" under the Code may limit the extent to which the fund may exercise its rights by taking possession of such assets.

To the extent the fund invests in securities in the lower rating categories, the achievement of the fund's goals is more dependent on Putnam Management's investment analysis than would be the case if the fund were investing in securities in the higher rating categories.

Money Market Instruments

Money market instruments, or short-term debt instruments, consist of obligations such as commercial paper, bank obligations (i.e., certificates of deposit and bankers’ acceptances), repurchase agreements and various government obligations, such as Treasury bills. These instruments have a remaining maturity of one year or less and are generally of high credit quality. Money market instruments may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the IRS nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the funds.

Commercial paper is a money market instrument issued by banks or companies to raise money for short-term purposes. Unlike some other debt obligations, commercial paper is typically unsecured. Commercial paper may be issued as an asset-backed security (that is, backed by a pool of assets representing the obligations of a number of different issuers), in which case certain of the risks discussed in “Mortgage-backed and Asset-backed securities” would apply. Commercial paper is traded primarily among institutions.

Putnam Money Market Fund may invest in bankers’ acceptances issued by banks with deposits in excess of $2 billion (or the foreign currency equivalent) at the close of the last calendar year. If the Trustees change this minimum deposit requirement, shareholders would be notified. Other Putnam funds may invest in bankers’ acceptances without regard to this requirement.

In accordance with rules issued by the SEC, the fund may from time to time invest all or a portion of its cash balances in money market and/or short-term bond funds advised by Putnam Management. In connection with such investments, Putnam Management may waive a portion of the advisory fees otherwise payable by the fund. See “Charges and expenses” in Part I of this SAI for the amount, if any, waived by Putnam Management in connection with such investments.

Mortgage-backed and Asset-backed Securities

Mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make

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unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-backed securities. In that event the fund may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-backed securities. If the life of a mortgage-backed security is inaccurately predicted, the fund may not be able to realize the rate of return it expected.

Adjustable rate mortgage securities (“ARMs”), like traditional mortgage-backed securities, are interests in pools of mortgage loans that provide investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed-rate mortgage-backed securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on, among other things, changes in market interest rates or changes in the issuer’s creditworthiness. If rates increase due to a reset, the risk of default by underlying borrowers may increase. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. The fund may also invest in “hybrid” ARMs, whose underlying mortgages combine fixed-rate and adjustable rate features.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. The automatic interest rate adjustment feature of mortgages underlying ARMs likewise reduces the ability to lock-in attractive rates. As a result, mortgage-backed and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the fund. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral.

At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.

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Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal only or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the fund's ability to buy or sell those securities at any particular time.

The risks associated with other asset-backed securities (including in particular the risks of issuer default and of early prepayment) are generally similar to those described above for CMOs. In addition, because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property.

Asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Options on Securities

Writing covered options. The fund may write covered call options and covered put options on optionable securities held in its portfolio or that it has an absolute and immediate right to acquire without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees, in such amount as are set aside on the fund’s books), when in the opinion of Putnam Management such transactions are consistent with the fund's goal(s) and policies. Call options written by the fund give the purchaser the right to buy the underlying

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securities from the fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the fund at a stated price.

The fund may write only covered options, which means that, so long as the fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges) or have an absolute and immediate right to acquire without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees, in such amount as are set aside on the fund’s books). In the case of put options, the fund will set aside on its books assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees and equal in value to the price to be paid if the option is exercised. In addition, the fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The fund may write combinations of covered puts and calls on the same underlying security.

The fund will receive a premium from writing a put or call option, which increases the fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, if the fund holds the security, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. If the fund does not hold the underlying security, the fund bears the risk that, if the market price exceeds the option strike price, the fund will suffer a loss equal to the difference at the time of exercise. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. The fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. If the fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as "margin," or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing put options. The fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs. The fund may also purchase put options for other investment purposes, including to take a short position in the security underlying the put option.

Purchasing call options. The fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the

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market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. The fund may also purchase call options for other investment purposes.

Risk factors in options transactions. The successful use of the fund's options strategies depends on the ability of Putnam Management to forecast correctly interest rate and market movements. For example, if the fund were to write a call option based on Putnam Management's expectation that the price of the underlying security would fall, but the price were to rise instead, the fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the fund were to write a put option based on Putnam Management's expectation that the price of the underlying security would rise, but the price were to fall instead, the fund could be required to purchase the security upon exercise at a price higher than the current market price.

When the fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying security, since the fund will not realize a loss if the security's price does not change.

The effective use of options also depends on the fund's ability to terminate option positions at times when Putnam Management deems it desirable to do so. There is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price. If a secondary market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by the fund could result in losses on the options. For example, if a fund is unable to purchase a security underlying a put option it had purchased, the fund may be unable to exercise the put option. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The fund, as holder of such a put option, could lose its entire investment if it is unable to exercise the put option prior to its expiration.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during

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hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Over-the-counter ("OTC") options purchased by the fund and assets held to cover OTC options written by the fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the fund's ability to invest in illiquid securities. The fund may use both European-style options, which are only exercisable immediately prior to their expiration, and American-style options, which are exercisable at any time prior to the expiration date.

In addition to options on securities and futures, the fund may also enter into options on futures, swaps, or other instruments as described elsewhere in this SAI.

Preferred Stocks and Convertible Securities

The fund may invest in preferred stocks or convertible securities. A preferred stock generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of an issuer's assets but is junior to the debt securities of the issuer in those same respects. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer's creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights. In addition, many preferred stocks may be called or redeemed prior to their maturity by the issuer under certain conditions.

Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged.

The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. Convertible securities generally have less potential for gain than common stocks.

The fund's investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, the fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

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The fund's investments in preferred stocks and convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. The fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the fund.

Private Placements and Restricted Securities

The fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell such securities when Putnam Management believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value.

While such private placements may offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities," i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933 (the “Securities Act”) or the availability of an exemption from registration (such as Rules 144 or 144A), or which are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the fund to sell them promptly at an acceptable price. The fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. In addition, market quotations are less readily available. The judgment of Putnam Management may at times play a greater role in valuing these securities than in the case of publicly traded securities.

Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act. The fund may be deemed to be an "underwriter" for purposes of the Securities Act when selling restricted securities to the public, and in such event the fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading. The SEC Staff currently takes the view that any delegation by the Trustees of the authority to determine that a restricted security is readily marketable (as described in the investment restrictions of the funds) must be pursuant to written procedures established by the Trustees and the Trustees have delegated such authority to Putnam Management.

Real Estate Investment Trusts (REITs)

The fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. Like regulated investment companies such as the fund, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Code. The fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the fund’s own expenses.

REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate

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mortgages and derive income from the collection of interest payments. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the risk of borrower default, the likelihood of which is increased for mortgage REITs that invest in sub-prime mortgages. REITs, and mortgage REITs in particular, are also subject to interest rate risk. REITs are dependent upon their operators’ management skills, are generally not diversified (except to the extent the Code requires), and are subject to heavy cash flow dependency and the risk of default by borrowers. REITs are also subject to the possibility of failing to qualify for the tax-advantaged treatment available to REITs under the Code or failing to maintain their exemptions from registration under the 1940 Act. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities.

The fund's investment in a REIT may result in the fund making distributions that constitute a return of capital to fund shareholders for federal income tax purposes. In addition, distributions by a fund from REITs will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

Redeemable Securities

Certain securities held by the fund may permit the issuer at its option to "call" or redeem its securities. If an issuer were to redeem securities held by the fund during a time of declining interest rates, the fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Repurchase Agreements

Each fund may enter into repurchase agreements amounting to not more than 25% of its total assets, except that this 25% limitation does not apply to repurchase agreements entered into in connection with short sales and to investments by a money market fund and Putnam Short Term Investment Fund. Money market funds and Putnam Short Term Investment Fund may invest without limit in repurchase agreements. A repurchase agreement is a contract under which the fund, the buyer under the contract, acquires a security subject to the obligation of the seller (or repurchase agreement counterparty) to repurchase, and the fund to resell, the security at a fixed time and price, which represents the fund's cost plus interest (or, for repurchase agreements under which the fund acquires a security and then sells it short, the fund’s cost of “borrowing” the security). A repurchase agreement with a stated maturity of longer than one week is considered an illiquid investment. It is the fund's present intention to enter into repurchase agreements only with banks and registered broker-dealers. The fund may enter into repurchase agreements, including with respect to securities it wishes to sell short. See “Short Sales” in this SAI. Certain of the repurchase agreements related to securities sold short may provide that, at the option of the fund, settlement may be made by delivery of cash equal to the difference between (a) the sum of (i) the market value of the securities sold short at the time the repurchase agreement is closed out and (ii) transaction costs associated with the acquisition in the market by the repurchase agreement counterparty of the securities sold short and (b) the repurchase price specified in the repurchase agreement.

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The fund may be exposed to the credit risk of the repurchase agreement counterparty (or seller) in the event that the counterparty is unable to close out the repurchase agreement in accordance with its terms. If the seller defaults, the fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Pursuant to an exemptive order issued by the SEC, the fund may transfer uninvested cash balances into a joint account, along with cash of other Putnam funds and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

The fund may also enter into reverse repurchase agreements. Under a reverse repurchase agreement, the fund sells portfolio assets subject to an agreement by the fund to repurchase the same assets at an agreed upon price and date. The fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the fund’s right to repurchase the securities. The fund’s use of reverse repurchase agreements also subjects the fund to interest costs based on the difference between the sale and repurchase price of a security involved in such a transaction. Additionally, reverse repurchase agreements entail the same risks as over-the-counter derivatives. These include the risk that the counterparty to the reverse repurchase agreement may not be able to fulfill its obligations, as discussed above, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected.

Securities Loans

The fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 25% of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. If a borrower defaults, the value of the collateral may decline before the fund can dispose of it. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the fund to exercise voting rights on any matters materially affecting the investment. The fund may also call such loans in order to sell the securities. The fund may pay fees in connection with arranging loans of its portfolio securities.

Securities of Other Investment Companies

Securities of other investment companies, including shares of open- and closed-end investment companies and unit investment trusts (which may include exchange-traded funds (“ETFs”)), represent interests in collective investment portfolios that, in turn, invest directly in underlying instruments. The fund may invest in other investment companies when it has more uninvested cash than Putnam Management believes is advisable, when

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it receives cash collateral from securities lending arrangements, when there is a shortage of direct investments available, or when Putnam Management believes that investment companies offer attractive values.

Investment companies may be structured to perform in a similar fashion to a broad-based securities index or may focus on a particular strategy or class of assets. ETFs typically seek to track the performance or dividend yield of specific indexes or companies in related industries. These indexes may be broad-based, sector-based or international. Investing in investment companies involves substantially the same risks as investing directly in the underlying instruments, but also involves expenses at the investment company-level, such as portfolio management fees and operating expenses. These expenses are in addition to the fees and expenses of the fund itself, which may lead to duplication of expenses while the fund owns another investment company’s shares. In addition, investing in investment companies involves the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the underlying instruments or index. To the extent the fund invests in other investment companies that are professionally managed, its performance will also depend on the investment and research abilities of investment managers other than Putnam Management.

Open-end investment companies typically offer their shares continuously at net asset value plus any applicable sales charge and stand ready to redeem shares upon shareholder request. The shares of certain other types of investment companies, such as ETFs and closed-end investment companies, typically trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. In the case of closed-end investment companies, the number of shares is typically fixed. The securities of closed-end investment companies and ETFs carry the risk that the price the fund pays or receives may be higher or lower than the investment company’s net asset value. ETFs and closed-end investment companies are also subject to certain additional risks, including the risks of illiquidity and of possible trading halts due to market conditions or other reasons, based on the policies of the relevant exchange. The shares of investment companies, particularly closed-end investment companies, may also be leveraged, which would increase the volatility of the fund’s net asset value.

The extent to which the fund can invest in securities of other investment companies, including ETFs, is generally limited by federal securities laws. For more information regarding the tax treatment of ETFs, please see “Taxes” below.

Short Sales

The fund may engage in short sales of securities either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the fund does not own declines in value. Short sales are transactions in which the fund sells a security it does not own to a third party by borrowing the security in anticipation of purchasing the same security at the market price on a later date to close out the short position. The fund may also engage in short sales by entering into a repurchase agreement with respect to the security it wishes to sell short. See “– Repurchase Agreements” in this SAI. The fund will incur a gain if the price of the security declines between the date of the short sale and the date on which the fund replaces the borrowed security (or closes out the related repurchase agreement); and the fund will incur a loss if the price of the security increases between those dates. Such a loss is theoretically unlimited since the potential increase in the market price of the security sold short is not limited. Until the security is replaced, the fund must pay the lender (or repurchase agreement counterparty) any dividends or interest that accrues during the period of the loan (or repurchase agreement). To borrow (or enter into a repurchase agreement with respect to) the security, the fund also may be required to pay a premium, which would increase the cost of the security sold. The fund’s successful use of short sales is subject to Putnam Management’s ability to accurately predict movements in the market price of the security sold short. Short selling may involve financial leverage because the fund is exposed both to changes in the market price of the security sold short and to changes in the value of securities purchased with the proceeds of the short sale, effectively leveraging its assets. Under adverse market conditions, a fund may have difficulty purchasing securities to meet its short sale delivery obligations, and may be required to close out its short position at a time when the fund would not choose to do so, and may therefore have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment

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considerations may not favor such sales. While the fund has an open short position, it will segregate, by appropriate notation on its books or the books of its custodian, cash or liquid assets at least equal in value to the market value of the securities sold short. The segregated amount will be “marked-to-market” daily. Because of this segregation, the fund does not consider these transactions to be “senior securities” for purposes of the 1940 Act. In connection with short sale transactions, the fund may be required to pledge certain additional assets for the benefit of the securities lender (or repurchase agreement counterparty) and the fund may, while such assets remain pledged, be limited in its ability to invest those assets in accordance with the fund’s investment strategies.

Certain of the repurchase agreements related to securities sold short may provide that, at the option of the fund, in lieu of delivering the securities sold short, settlement may be made by delivery of cash equal to the difference between (a) the sum of (i) the market value of the securities sold short at the time the repurchase agreement is closed out and (ii) transaction costs associated with the acquisition in the market by the repurchase agreement counterparty of the securities sold short and (b) the repurchase price specified in the repurchase agreement. Because that cash amount represents the fund’s maximum loss in the event of the insolvency of the counterparty, the fund will, except where the local market practice for foreign securities to be sold short requires payment prior to delivery of such securities, treat such amount, rather than the full notional amount of the repurchase agreement, as its “investment” in securities of the counterparty for purposes of all applicable investment restrictions, including its fundamental policy with respect to diversification.

Short-term Trading

In seeking the fund's objective(s), Putnam Management will buy or sell portfolio securities whenever Putnam Management believes it appropriate to do so. From time to time the fund will buy securities intending to seek short-term trading profits. A change in the securities held by the fund is known as "portfolio turnover" and generally involves some expense to the fund. This expense may include brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the fund to realize net short-term capital gains, such gains will be taxable as ordinary income when distributed to taxable individual shareholders. As a result of the fund's investment policies, under certain market conditions the fund's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities -- excluding securities whose maturities at acquisition were one year or less. The fund's portfolio turnover rate is not a limiting factor when Putnam Management considers a change in the fund's portfolio.

Special Purpose Acquisition Companies

The fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash; if an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

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Structured Investments

A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

Swap Agreements

The fund may enter into swap agreements and other types of over-the-counter transactions such as caps, floors and collars with broker-dealers or other financial institutions for hedging or investment purposes. A swap involves the exchange by the fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index or other underlying financial measure exceeds a predetermined value on a predetermined date or dates, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index or other underlying financial measure falls or other underlying measure below a predetermined value on a predetermined date or dates, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

Swap agreements and similar transactions can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structures, swap agreements may increase or decrease the fund's exposure to long-or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, mortgage rates, corporate borrowing rates, or other factors such as security prices, inflation rates or the volatility of an index or one or more securities. For example, if the fund agrees to exchange payments in U.S. dollars for payments in a non-U.S. currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to that non-U.S. currency and interest rates. The fund may also engage in total return swaps, in which payments made by the fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity or fixed-income security, a combination of such securities, or an index). A swap agreement may be structured with reference to an index of securities that is created and maintained by the swap counterparty. The fund may also enter into swap agreements on futures contracts including, but not limited to, index futures contracts. Swap agreements on futures contracts are generally subject to the same risks involved in the fund’s use of futures contracts, in addition to the risks involved in the fund’s use of swap agreements. See “—Futures Contracts and Related Options.” A total return swap, or a swap on a futures contract, may add leverage to a portfolio by providing investment exposure to an underlying asset or market where the fund does not own or take physical custody of such asset or invest directly in such market.

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The fund’s ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the fund. If a counterparty's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty's insolvency. If the returns of an index upon which a swap is based are unavailable or cannot be calculated (including where the index is created and maintained by the swap counterparty), the fund may experience difficulty in valuing the swap or in determining the amounts owed to or by the counterparty, regardless of whether the counterparty has defaulted. Under certain circumstances, suitable transactions may not be available to the fund, or the fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities.

The fund may also enter into options on swap agreements ("swaptions"). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. Swaptions are generally subject to the same risks involved in the fund’s use of options. See “—Options on Securities.”

A credit default swap is an agreement between the fund and a counterparty that enables the fund to buy or sell protection against a credit event related to a particular issuer. One party, acting as a “protection buyer,” makes periodic payments to the other party, a “protection seller,” in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, the Nth default within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). The fund may enter into credit default swap contracts for investment purposes. As a credit protection seller in a credit default swap contract, the fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or non-U.S. corporate issuer, on the debt obligation. In return for its obligation, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap.

The fund may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers or profit from changes in the creditworthiness of the particular issuer(s) (also known as “buying credit protection”). In these cases, the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce the fund’s return.

Tax-exempt Securities

General description. As used in this SAI, the term "Tax-exempt Securities" includes debt obligations issued by a state, its political subdivisions (for example, counties, cities, towns, villages, districts and authorities) and their agencies, instrumentalities or other governmental units, the interest from which is, in the opinion of bond counsel, exempt from federal income tax and (if applicable) the corresponding state’s personal income tax. Such obligations are issued to obtain funds for various public purposes, including the construction of a wide range of

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public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Tax-exempt Securities may be issued include the refunding of outstanding obligations or the payment of general operating expenses.

Short-term Tax-exempt Securities are generally issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance such public purposes.

In addition, certain types of "private activity" bonds may be issued by public authorities to finance projects such as privately operated housing facilities; certain local facilities for supplying water, gas or electricity; sewage or solid waste disposal facilities; student loans; or public or private institutions for the construction of educational, hospital, housing and other facilities. Such obligations are included within the term Tax-exempt Securities if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax and (if applicable) state personal income tax (such interest may, however, be subject to federal alternative minimum tax). Other types of private activity bonds, the proceeds of which are used for the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities, may also constitute Tax-exempt Securities, although the current federal tax laws place substantial limitations on the size of such issues.

Tax-exempt Securities share many of the structural features and risks of other bonds, as described elsewhere in this SAI. For example, the fund may purchase callable Tax-exempt Securities, zero-coupon Tax-exempt Securities, or “stripped” Tax-exempt Securities, which entail additional risks. The fund may also purchase structured or asset-backed Tax-exempt Securities, such as the securities (including preferred stock) of special purpose entities that hold interests in the Tax-exempt Securities of one or more issuers and issue “tranched” securities that are entitled to receive payments based on the cash flows from those underlying securities. See “—Redeemable securities,” “—Zero-coupon and Payment-in-kind Bonds,” “—Structured investments,” and “—Mortgage-backed and Asset-backed Securities” in this SAI. Structured Tax-exempt Securities may involve increased risk that the interest received by the fund may not be exempt from federal or state income tax, or that such interest may result in liability for the alternative minimum tax for shareholders of the fund. For example, in certain cases, the issuers of certain securities held by a special purpose entity may not have received an unqualified opinion of bond counsel that the interest from the securities will be exempt from federal income tax and (if applicable) the corresponding state’s personal income tax.

The amount of information about the financial condition of an issuer of Tax-exempt Securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. As a result, the achievement of the fund's goals is more dependent on Putnam Management's investment analysis than would be the case if the fund were investing in securities of better-known issuers.

Escrow-secured or pre-refunded bonds. These securities are created when an issuer uses the proceeds from a new bond issue to buy high grade, interest-bearing debt securities, generally direct obligations of the U.S. government, in order to redeem (or “pre-refund”), before maturity, an outstanding bond issue that is not immediately callable. These securities are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bond until that bond’s call date. Pre-refunded bonds often receive an ‘AAA’ or equivalent rating. Because pre-refunded bonds still bear the same interest rate, and have a very high credit quality, their price may increase. However, as the original bond approaches its call date, the bond's price will fall to its call price.

Residual interest bonds. The fund may invest in residual interest bonds, which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable rate security and the other, a residual interest bond. The interest rate for the variable rate security is determined by an index or a periodic auction process, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest

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bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

Tobacco Settlement Revenue Bonds. The fund may invest in tobacco settlement revenue bonds, which are secured by an issuing state’s proportionate share of payments under the Master Settlement Agreement (“MSA”). The MSA is an agreement that was reached out of court in November 1998 between 46 states and six U.S. jurisdictions and tobacco manufacturers representing an overwhelming majority of U.S. market share. The MSA provides for annual payments by the manufacturers to the states and jurisdictions in perpetuity in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Tobacco manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. Within some states, certain localities may in turn be allocated a specific portion of the state’s MSA payment pursuant to an arrangement with the state.

A number of state and local governments have securitized the future flow of payments under the MSA by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus risk to the fund, are dependent on the receipt of future settlement payments by the state or its instrumentality. The actual amount of future settlement payments may vary based on, among other things, annual domestic cigarette shipments, inflation, the financial capability of participating tobacco companies, and certain offsets for disputed payments. Payments made by tobacco manufacturers could be reduced if cigarette shipments continue to decline below the base levels used in establishing manufacturers’ payment obligations under the MSA. Demand for cigarettes in the U.S. could continue to decline based on many factors, including, without limitation, anti-smoking campaigns, tax increases, price increases implemented to recoup the cost of payments by tobacco companies under the MSA, reduced ability to advertise, enforcement of laws prohibiting sales to minors, elimination of certain sales venues such as vending machines, and the spread of local ordinances restricting smoking in public places.

Because tobacco settlement bonds are backed by payments from the tobacco manufacturers, and generally not by the credit of the state or local government issuing the bonds, their creditworthiness depends on the ability of tobacco manufacturers to meet their obligations. The bankruptcy of an MSA-participating manufacturer could cause delays or reductions in bond payments, which would affect the fund’s net asset value. Under the MSA, a market share loss by MSA-participating tobacco manufacturers to non-MSA participating manufacturers would also cause a downward adjustment in the payment amounts under some circumstances.

The MSA and tobacco manufacturers have been and continue to be subject to various legal claims, including, among others, claims that the MSA violates federal antitrust law. In addition, the United States Department of Justice has alleged in a civil lawsuit that the major tobacco companies defrauded and misled the American public about the health risks associated with smoking cigarettes. An adverse outcome to this lawsuit or to any other litigation matters or regulatory actions relating to the MSA or affecting tobacco manufacturers could adversely affect the payment streams associated with the MSA or cause delays or reductions in bond payments by tobacco manufacturers.

In addition to the risks described above, tobacco settlement revenue bonds are subject to other risks described in this SAI, including the risks of asset-backed securities discussed under “Mortgage-backed and Asset-backed Securities.”

Participation interests (Money Market Funds only). The money market funds may invest in Tax-exempt Securities either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Tax-exempt Securities, provided that, in the opinion of counsel, any discount accruing on a certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Tax-exempt Securities will be exempt from

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federal income tax to the same extent as interest on the Tax-exempt Securities. The money market funds may also invest in Tax-exempt Securities by purchasing from banks participation interests in all or part of specific holdings of Tax-exempt Securities. These participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the money market funds in connection with the arrangement. The money market funds will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the IRS that interest earned by it on Tax-exempt Securities in which it holds such participation interests is exempt from federal income tax. No money market fund expects to invest more than 5% of its assets in participation interests.

Stand-by commitments. When the fund purchases Tax-exempt Securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those Tax-exempt Securities. A stand-by commitment may be considered a security independent of the Tax-exempt security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying Tax-exempt security to a third party at any time. The fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. The fund does not expect to assign any value to stand-by commitments.

Yields. The yields on Tax-exempt Securities depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the Tax-exempt security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of nationally recognized securities rating agencies represent their opinions as to the credit quality of the Tax-exempt Securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Tax-exempt Securities with the same maturity and interest rate but with different ratings may have the same yield. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates and may be due to such factors as changes in the overall demand or supply of various types of Tax-exempt Securities or changes in the investment objectives of investors. Subsequent to purchase by the fund, an issue of Tax-exempt Securities or other investments may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by the fund. Putnam Management will consider such an event in its determination of whether the fund should continue to hold an investment in its portfolio. Downgrades of Tax-exempt Securities held by a money market fund may require the fund to sell such securities, potentially at a loss.

"Moral obligation" bonds. The fund may invest in so-called “moral obligation” bonds, where repayment of the bond is backed by a moral (but not legally binding) commitment of an entity other than the issuer, such as a state legislature, to pay. Such a commitment may be in addition to the legal commitment of the issuer to repay the bond or may represent the only payment obligation with respect to the bond (where, for example, no amount has yet been specifically appropriated to pay the bond. See “—Municipal leases” below.)

Municipal leases. The fund may acquire participations in lease obligations or installment purchase contract obligations (collectively, “lease obligations”) of municipal authorities or entities. Lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged. Certain of these lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a “non-appropriation” lease, the fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, and in any event, foreclosure of that property might prove difficult.

Additional risks. Securities in which the fund may invest, including Tax-exempt Securities, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code (including special provisions related to municipalities and other public entities), and

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laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power, ability or willingness of issuers to meet their obligations for the payment of interest and principal on their Tax-exempt Securities may be materially affected.

From time to time, legislation may be introduced or litigation may arise that may restrict or eliminate the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions. Federal tax laws limit the types and amounts of tax-exempt bonds issuable for certain purposes, especially industrial development bonds and private activity bonds. Such limits may affect the future supply and yields of these types of Tax-exempt Securities. Further proposals limiting the issuance of Tax-exempt Securities may well be introduced in the future. If it appeared that the availability of Tax-exempt Securities for investment by the fund and the value of the fund's portfolio could be materially affected by such changes in law, the Trustees of the fund would reevaluate its goal and policies and consider changes in the structure of the fund or its dissolution. Shareholders should consult their tax advisors for the current law on tax-exempt bonds and securities.

Warrants

The fund may invest in warrants, which are instruments that give the fund the right to purchase certain securities from an issuer at a specific price (the “strike price”) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

In addition to warrants on securities, the fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the fund were not to exercise an index warrant prior to its expiration, then the fund would lose the amount of the purchase price paid by it for the warrant.

The fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the fund's ability to exercise the warrants at such time, or in such quantities, as the fund would otherwise wish to do.

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Zero-coupon and Payment-in-kind Bonds

The fund may invest without limit in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though such bonds do not pay current interest in cash. Thus, it may be necessary at times for the fund to liquidate investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements under the Code.

TAXES

The following discussion of U.S. federal income tax consequences is based on the Code, existing U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state and local tax laws.

Taxation of the fund. The fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (as defined below);

(b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the fund’s total assets is invested, including through corporations in which the fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company.

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However, 100% of the net income of a regulated investment company derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in paragraph (b) above, identification of the issuer (or, in some cases, issuers) of a particular fund investment will depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the fund’s ability to meet the diversification test in (b) above. Also, for the purposes of the diversification test in paragraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If the fund qualifies as a regulated investment company that is accorded special tax treatment, the fund will not be subject to U. S. federal income tax on income or gains distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If the fund were to fail to meet the income, diversification or distribution test described above, the fund could in some cases cure such failure, including by paying a fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If the fund were ineligible to or otherwise did not cure such failure for any year, or were otherwise to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders, and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of the fund’s shares (as described below). In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

The fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net tax-exempt income (if any). The fund may distribute its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). Investment company taxable income (which is retained by the fund) will be subject to tax at regular corporate rates. The fund may also retain for investment its net capital gain. If the fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by the fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If the fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The fund is not required

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to, and there can be no assurance the fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income and its earnings and profits, a regulated investment company generally may also elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss, if any, attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

If the fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would otherwise be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, the fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid by the fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

The fund distributes its net investment income and capital gains to shareholders as dividends at least annually to the extent required to qualify as a regulated investment company under the Code and generally to avoid U.S. federal income or excise tax. Under current law, provided it is not treated as a “personal holding company” for U.S. federal income tax purposes, the fund is permitted to treat the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the fund’s accumulated earnings and profits as a dividend on the fund’s tax return. This practice, which involves the use of tax equalization, will have the effect of reducing the amount of income and gains that the fund is required to distribute as dividends to shareholders in order for the fund to avoid U. S. federal income tax and excise tax. This practice may also reduce the amount of distributions required to be made to non-redeeming shareholders and the amount of any undistributed income will be reflected in the value of the shares of the fund; the total return on a shareholder’s investment will not be reduced as a result of this distribution policy.

Fund distributions. Distributions from the fund (other than exempt-interest dividends, as discussed below) generally are taxable to shareholders as ordinary income to the extent derived from the fund’s investment income and net short-term capital gains. Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares of the fund or other Putnam funds.

Taxes on distributions of capital gains are determined by how long the fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the fund will recognize long-term capital gain or loss on investments it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Tax rules can alter the fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain that are properly reported by the fund as capital gain dividends (“Capital Gain Dividends”) will be treated as long-term capital gains includible in net capital gain and taxed to individuals at

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reduced rates. Distributions from capital gains generally are made after applying any available capital loss carryforwards. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. Investors who purchase shares shortly before the record date of a distribution will pay the full price for the shares and then receive some portion of the price back as a taxable distribution.

Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the fund of net investment income and capital gains (other than exempt-interest dividends) as described herein, and (ii) any net gain from the sale, redemption, exchange or other taxable disposition of fund shares. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in the fund.

Distributions of investment income reported by the fund as “qualified dividend income” received by an individual will be taxed at the reduced rates applicable to net capital gain. In order for some portion of the dividends received by a fund shareholder to be qualified dividend income, the fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund’s shares. In general, a dividend will not be treated as qualified dividend income (at either the fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, on the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. Each fund, other than fixed-income and money market funds, generally expects to report eligible dividends as qualified dividend income.

In general, distributions of investment income reported by the fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such fund’s shares. In any event, if the aggregate qualified dividends received by the fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the fund’s dividends (other than dividends properly reported as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

In general, fixed-income and money market funds receive interest, rather than dividends, from their portfolio securities. As a result, it is not currently expected that any significant portion of such funds’ distributions to shareholders will be derived from qualified dividend income. For information regarding qualified dividend income received from underlying funds, see “Funds of funds” below.

In general, dividends of net investment income received by corporate shareholders of the fund will qualify for the 70% dividends-received deduction generally available to corporations only to the extent of the amount of eligible dividends received by the fund from domestic corporations for the taxable year. A dividend received by the fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the fund has held for less than 46 days (91 days in the case of certain

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preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). For information regarding eligibility for the dividends-received deduction of dividend income derived from an underlying fund, see “Funds of funds” below.

Exempt-interest dividends. A fund will be qualified to pay exempt-interest dividends to its shareholders if, at the close of each quarter of the fund’s taxable year, at least 50% of the total value of the fund’s assets consists of obligations the interest on which is exempt from federal income tax under Section 103(a) of the Code. In some cases, the fund may also pass through to its shareholders the tax-exempt character of any exempt-interest dividends it receives from underlying funds in which it invests (see “Funds of funds,” below). Distributions that the fund reports as exempt-interest dividends are treated as interest excludable from shareholders’ gross income for federal income tax purposes but may be taxable for federal alternative minimum tax (“AMT”) purposes and for state and local purposes. If the fund intends to qualify to pay exempt-interest dividends, the fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the fund’s total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the IRS to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are “substantial users” of the facilities financed by such obligations or bonds or who are “related persons” of such substantial users.

A fund that is qualified to pay exempt-interest dividends will notify its shareholders in a written statement of the portion of distributions for the taxable year that constitutes exempt-interest dividends.

Exempt-interest dividends may be taxable for purposes of the federal AMT. For individual shareholders, exempt-interest dividends that are derived from interest on private activity bonds that are issued after August 7, 1986 (other than a “qualified 501(c)(3) bond,” as such term is defined in the Code) generally must be included in an individual’s tax base for purposes of calculating the shareholder’s liability for U.S. federal AMT. Corporate shareholders will be required to include all exempt-interest dividends in determining their federal AMT. The AMT calculation for corporations is based, in part, on a corporation’s earnings and profits for the year. A corporation must include all exempt-interest dividends in calculating its earnings and profits for the year. Putnam AMT-Free Municipal Fund intends to distribute exempt-interest dividends that will not be taxable for federal AMT purposes for individuals. It intends to make such distributions by investing in Tax-exempt Securities other than private activity bonds that are issued after August 7, 1986 (other than “qualified 501(c)(3) bonds,” as such term is defined in the Code). Because corporate shareholders are required to include all exempt-interest dividends in determining their federal AMT, exempt-interest dividends distributed by Putnam AMT-Free Municipal Fund will be taxable for purposes of the federal AMT.

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Funds of funds. If the fund invests in shares of underlying funds, a portion of its distributable income and gains will consist of distributions from the underlying funds and gains and losses on the disposition of shares of the underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, the fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds) until and only to the extent that it disposes of shares of the underlying fund in a transaction qualifying for sale or exchange treatment or those losses reduce distributions required to be made by the underlying fund. Moreover, even when the fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for U.S. federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund).

In addition, in certain circumstances, the “wash sale” rules under Section 1091 of the Code may apply to the fund’s sales of underlying fund shares that have generated losses. A wash sale occurs if shares of an underlying fund are sold by the fund at a loss and the fund acquires additional shares of that same underlying fund 30 days before or after the date of the sale. The wash-sale rules could defer losses in the fund’s hands on sales of underlying fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.

As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that the fund will be required to distribute to shareholders may be greater than such amounts would have been had the fund invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the amount or timing of distributions from the fund qualifying for treatment as being of a particular character (e.g., as long-term capital gain, exempt interest, eligible for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the fund invested directly in the securities held by the underlying funds.

If the fund receives dividends from an underlying fund that qualifies as a regulated investment company, and the underlying fund reports such dividends as “qualified dividend income,” then the fund may, in turn, report a portion of its distributions as “qualified dividend income” as well, provided the fund meets the holding period and other requirements with respect to shares of the underlying fund.

If the fund receives dividends from an underlying fund and the underlying fund reports such dividends as eligible for the dividends-received deduction, then the fund is permitted, in turn, to designate a portion of its distributions as eligible for the dividends-received deduction, provided the fund meets the holding period and other requirements with respect to shares of the underlying fund.

If the fund were to own 20% or more of the voting interests of an underlying fund, subject to a safe harbor in respect of certain fund of funds arrangements, the fund would be required to “look through” the underlying fund to its holdings and combine the appropriate percentage (as determined pursuant to the applicable Treasury Regulations) of the underlying fund’s assets with the fund’s assets for purposes of satisfying the 25% diversification test described above.

If, at the close of each quarter of the fund’s taxable year, at least 50% of its total assets consists of interests in other regulated investment companies (such fund, a “qualified fund of funds”), the fund will be permitted to

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distribute exempt-interest dividends and thereby pass through to its shareholders the tax-exempt character of any exempt-interest dividends it receives from underlying funds in which it invests, or interest on any tax-exempt obligations in which it directly invests, if any. For further information regarding exempt-interest dividends, see “Exempt-interest dividends,” above.

If the fund is a qualified fund of funds, the fund will be entitled to elect to pass through to its shareholders a credit or deduction for foreign taxes (if any) borne in respect of foreign securities income earned by the fund, or by any underlying funds and passed through to the fund. If the fund so elects, shareholders will include in gross income from foreign sources their pro rata shares of such taxes, if any, treated as paid by the fund. Even if the fund is eligible to make such an election for a given year, it may determine not to do so. If the fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction. See “Foreign taxes” below for more information.

Derivatives, hedging and related transactions; certain exposure to commodities. In general, option premiums received by the fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of the fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by the fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of the fund may trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the 70% dividends-received deduction, as the case may be.

In general, 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the Commodities Futures Trading Commission is treated as short-term gain or loss, and 60% is treated as long-term gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, such contracts held by the fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

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In addition to the special rules described above in respect of options and futures transactions, the fund’s derivative transactions, including transactions in options, futures contracts, straddles, securities loan and other similar transactions, including for hedging purposes, will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund’s securities, convert long-term capital gains into short-term capital gains, short-term capital losses into long-term capital losses, or capital gains into ordinary income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The fund may make any applicable elections pertaining to such transactions consistent with the interests of the fund.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

A fund’s use of commodity-linked derivatives can be limited by the fund’s intention to qualify as a regulated investment company and can bear on its ability to so qualify. Income and gains from certain commodity-linked derivatives do not constitute qualifying income to a regulated investment company for purposes of the 90% gross income test described above. The tax treatment of certain other commodity-linked derivative instruments in which the fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a regulated investment company. If the fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the fund would fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the fund level.

The tax rules are uncertain with respect to the treatment of income or gains arising in respect of commodity-linked exchange-traded notes (“ETNs”) and certain commodity-linked structured notes; also, the timing and character of income or gains arising from ETNs can be uncertain. An adverse determination or future guidance by the IRS (which determination or guidance could be retroactive) may affect the fund’s ability to qualify for treatment as a regulated investment company and to avoid a fund-level tax.

To the extent that, in order to achieve exposure to commodities, the fund invests in entities that are treated as pass-through vehicles for U.S. federal income tax purposes, including, for instance, certain ETFs (e.g., ETFs investing in gold bullion) and partnerships other than qualified publicly traded partnerships (as defined earlier), all or a portion of any income and gains from such entities could constitute non-qualifying income to the fund for purposes of the 90% gross income requirement described above. In such a case, the fund’s investments in such entities could be limited by its intention to qualify as a regulated investment company and could bear on its ability to so qualify. Certain commodities-related ETFs may qualify as qualified publicly traded partnerships. In such cases, the net income derived from such investments will constitute qualifying income for purposes of the 90% gross income requirement. If, however, such a vehicle were to fail to qualify as a qualified publicly traded partnership in a particular year, a portion of the gross income derived from it in such year could constitute non-qualifying income to the fund for purposes of the 90% gross income requirement and thus could adversely affect the fund’s ability to qualify as a regulated investment company for a particular year. In addition, the diversification requirement described above for regulated investment company qualification will limit the fund’s investments in one or more vehicles that are qualified publicly traded partnerships to 25% of the fund’s total assets as of the close of each quarter of the fund’s taxable year.

Certain of the fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the fund's transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and its taxable income. If such a difference arises, and the fund’s book income is less

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than its taxable income (or, for tax-exempt funds, the sum of its net tax-exempt and taxable income), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and to eliminate fund-level income tax. In the alternative, if the fund’s book income exceeds the sum of its taxable income and tax-exempt income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Investments in REITs. The fund’s investment in REIT equity securities may result in the fund’s receipt of cash in excess of the REIT’s earnings. If the fund distributes such amounts, such distribution could constitute a return of capital to the fund shareholders for U.S. federal income tax purposes. Dividends received by the fund from a REIT generally will not constitute qualified dividend income and will not qualify for the corporate dividends-received deduction.

Mortgage-related securities. The fund may invest in REITs, including REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect), REITs that are themselves taxable mortgage pools (“TMPs”) or REITs that invest in TMPs. Under a notice issued by the IRS in October 2006 and Treasury regulations that have not yet been issued, but apply retroactively, a portion of the fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as the fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP residual interest directly. As a result, a fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code. Any investment in residual interests of CMO that has elected to be treated as a REMIC can create complex tax problems, especially if the fund has state or local governments or other tax-exempt organizations as shareholders.

Income of a fund that would be UBTI if earned directly by a tax-exempt entity generally will not constitute UBTI when distributed to a tax-exempt shareholder of the fund. Notwithstanding the foregoing, a tax-exempt shareholder will recognize UBTI by virtue of its investment in the fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize UBTI if the fund recognizes excess inclusion income derived from direct or indirect investments in REMIC residual interests or TMPs if the amount of such income recognized by the fund exceeds the fund's investment company taxable income (after taking into account deductions for dividends paid by the fund).

Under legislation enacted in December 2006, a charitable remainder trust (“CRT”), as defined in Section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI.

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Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a fund that recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a fund that recognizes excess inclusion income, then the fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the fund. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in the fund.

Return of capital distributions. If the fund makes a distribution in and with respect to any taxable year to a shareholder in excess of the fund’s current and accumulated earnings and profits, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

Dividends and distributions on the fund’s shares generally are subject to federal income tax as described herein to the extent they do not exceed the fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized income and gains may be required to be distributed even when the fund’s net asset value also reflects unrealized losses. Distributions are taxable to a shareholder even if they are paid from income or gains earned by the fund prior to the shareholder’s investment (and thus included in the price paid by the shareholder).

Securities issued or purchased at a discount. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by the fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the fund’s income (and required to be distributed by the fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, the fund may elect to accrue market discount currently, in which case the fund will be required to include the accrued market discount in the fund's income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the fund's income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the fund may be treated as having “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price) or OID. The fund will be required to include the acquisition discount or OID in

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income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The fund may make one or more of the elections applicable to debt obligations having acquisition discount or OID, which could affect the character and timing of recognition of income.

If the fund holds the foregoing kinds of obligations, or other obligations subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the fund actually received. Such distributions may be made from the cash assets of the fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause the fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than if the fund had not held such obligations.

Securities purchased at a premium. Very generally, where the fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the fund to reduce its tax basis by the amount of amortized premium.

Higher-Risk obligations. The fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the fund. Tax rules are not entirely clear about issues such as whether the fund should recognize market discount on a debt obligation and, if so, the amount of market discount the fund should recognize; when the fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the fund when, as and if it invests in such obligations, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Capital loss carryforward. Distributions from capital gains generally are made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the fund retains or distributes such gains. If a fund incurs or has incurred capital losses in excess of capital gains (“net capital losses”) in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years; any such carryforward losses will retain their character as short-term or long-term. If the fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset long-term capital gains. The fund must use any post 2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period. The amounts and expiration dates, if any, of any capital loss carryforwards available to the fund are shown in Note 1 (Federal income taxes) to the financial statements included in this Part II of the SAI or incorporated by reference into this SAI.

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Foreign taxes. If more than 50% of the fund’s assets at taxable year end consists of the securities of foreign corporations, the fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the fund to foreign countries in respect of foreign securities the fund has held for at least the minimum period specified in the Code. A qualified fund of funds also may elect to pass through to its shareholders foreign taxes it has paid or foreign taxes passed through to it by any underlying fund that itself elected to pass through such taxes to shareholders (see “Funds of funds” above). In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Even if the fund is eligible to make such an election for a given year, it may determine not to do so. However, even if the fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction.

Passive Foreign Investment Companies. Investments treated as equity for federal income tax purposes in certain “passive foreign investment companies” (“PFICs”, as defined below) could subject the fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on the proceeds from the disposition of its investment in such a company. This tax cannot be eliminated by making distributions to fund shareholders; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a “qualified electing fund.” The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed by the fund to avoid taxation. Making either of these elections therefore may require the fund to liquidate other investments to meet its distribution requirement, which may also accelerate the recognition of gain and affect the fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” If the fund indirectly invests in PFICs by virtue of the fund’s investments in other funds, it may not make such PFIC elections; rather, the underlying funds directly investing in the PFICs would decide whether to make such elections.

Because it is not always possible to identify a foreign corporation as a PFIC, the fund may incur the tax and interest charges described above in some instances.

A PFIC is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Foreign currency-denominated securities and related hedging transactions. The fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses generally will reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary

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income. Any net ordinary losses so created cannot be carried forward by the fund to offset income or gains earned in subsequent taxable years.

Sale or redemption of shares. The sale, exchange or redemption of fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise the gain or loss on the sale, exchange or redemption of fund shares will be treated as short-term capital gain or loss. However, if a shareholder sells shares at a loss within six months of purchase, any loss generally will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. This loss disallowance, however, does not apply with respect to redemptions of fund shares held for six months or less with respect to a regular exempt-interest dividend paid by the fund if such fund declares substantially all of its net tax-exempt income as exempt-interest dividends on a daily basis, and pays such dividends at least on a monthly basis. In addition, any loss (not already disallowed as provided in the preceding sentences) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed if other shares of the same fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Cost basis reporting. Upon the redemption or exchange of a shareholder’s shares in the fund, the fund, or, if such shareholder’s shares are then held through a financial intermediary, the financial intermediary, will be required to provide the shareholder and the IRS with cost basis and certain other related tax information about the fund shares the shareholder redeemed or exchanged. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Shareholders can visit www.putnam.com/costbasis, or call the fund at 1-800-225-1581, or consult their financial representatives, as appropriate, for more information regarding available methods for cost basis reporting and how to select a particular method. Shareholders should consult their tax advisors to determine which available cost basis method is best for them.

Shares purchased through tax-qualified plans. Special tax rules apply to investments through employer-sponsored retirement plans and other tax-qualified plans or tax-advantaged arrangements. Shareholders should consult their tax advisors to determine the suitability of shares of the fund as an investment through such plans and arrangements the precise effect of an investment on their particular tax situation.

Backup withholding. The fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to any individual shareholder who fails to furnish the fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the fund that he or she is not subject to such withholding. The backup withholding rules may also apply to distributions that are properly reported as exempt-interest dividends. The current back-up withholding tax rate is 28%. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

In order for a foreign investor to qualify for exemption from the back-up withholding tax rates and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a fund should consult their tax advisors in this regard.

Tax shelter reporting regulations. Under U.S. Treasury regulations, if a shareholder recognizes a loss on disposition of fund shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under

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current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Non-U.S. shareholders. Distributions by the fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by the fund as (1) Capital Gain Dividends, (2) interest-related dividends, (3) short-term capital gain dividends, each as defined below and subject to certain conditions described below, and (4) exempt-interest dividends generally are not subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by the fund in a written notice to shareholders. The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests as described below. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. If the fund invests in other regulated investment companies that pay Capital Gain Dividends, short-term capital gain dividends or interest-related dividends to the fund, such distributions retain their character as not subject to withholding if properly reported when paid by the fund to foreign shareholders. The fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if the fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders.

The fact that a fund achieves its goals by investing in underlying funds generally does not adversely affect the fund’s ability to pass on to foreign shareholders the full benefit of the interest-related dividends and short-term capital gain dividends that it receives from its investments in underlying funds, except possibly to the extent that (1) interest-related dividends received by the fund are offset by deductions allocable to the fund’s qualified interest income or (2) short-term capital gain dividends received by the fund are offset by the fund’s net short- or long-term capital losses, in which case the amount of a distribution from the fund to a foreign shareholder that is properly reported as either an interest-related dividend or a short-term capital gain dividend, respectively, may be less than the amount that such shareholder would have received had they invested directly in the underlying funds.

Distributions by the fund to foreign shareholders other than Capital Gain Dividends, interest-related dividends, and short-term capital gain dividends and exempt-interest dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S.-source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

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Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the fund, unless (i) such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States; (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder's sale of shares of the fund (as described below).

If a beneficial holder who is a foreign shareholder has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

Special rules would apply if the fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs generally are defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A fund that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including regulated investment companies (“RICs”) and REITs that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a fund is a QIE.

If an interest in the fund were a USRPI, the fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

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If the fund were a QIE under a special “look-through” rule, any distributions by the fund to a foreign shareholder (including, in certain cases, distributions made by the fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the fund from a lower-tier RIC or REIT that the fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the fund would retain their character as gains realized from USRPIs in the hands of the fund’s foreign shareholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the fund.

Foreign shareholders of the fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of fund shares.

Foreign shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the fund.

Other reporting and withholding requirements. Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require a fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays and 30% of the gross proceeds of share redemptions or exchanges and certain Capital Gain Dividends it pays on or after January 1, 2017 (which date, under recent Treasury guidance, is expected to be delayed until on or after January 1, 2019). If a payment by the fund is subject to FATCA withholding, the fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends, short-term capital gain dividends and interest-related dividends).

Each prospective investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

General Considerations. The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

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MANAGEMENT

Trustees

Name, Address[1], Year of Birth, Position(s) Held with Fund and Length of Service as a Putnam Fund Trustee[2]	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
Liaquat Ahamed (Born 1952), Trustee since 2012	Author; won Pulitzer Prize for Lords of Finance: The Bankers Who Broke the World. Director of Aspen Insurance Co., a New York Stock Exchange company and Chair of the Aspen Board’s Investment Committee.	Trustee of the Brookings Institution (a nonprofit public policy organization). Mr. Ahamed is also a director of the Rohatyn Group, an emerging-market fund complex that manages money for institutions. Mr. Ahamed has 25 years experience in the management of fixed income portfolios and was previously the Chief Executive Officer of Fischer Francis Trees & Watts, Inc., a fixed-income investment management subsidiary of BNP Paribas. Mr. Ahamed holds a B.A. in economics from Trinity College, Cambridge University and an M.A. in economics from Harvard University.
Ravi Akhoury (Born 1947), Trustee since 2009	Served as Chairman and CEO of MacKay Shields (a multi-product investment management firm) from 1992 to 2007.	Director of RAGE Frameworks, Inc. and English Helper, Inc. (each a private software company). Mr. Akhoury previously served as Director of Jacob Ballas Capital India (a non-banking finance company focused on private equity advisory services) and a member of its Compensation Committee. He also served as Director and on the Compensation Committee of MaxIndia/New York Life Insurance Company in India. Mr. Akhoury is also a Trustee of the Rubin Museum, serving on the Investment Committee, and of American India Foundation. Mr. Akhoury is a former Vice President and Investment Policy Committee member of Fischer, Francis, Trees and Watts (a fixed-income investment management subsidiary of BNP Paribas). He previously served on the Board of Bharti Telecom (an Indian telecommunications company) and was a member of its Audit and Compensation Committees. He also served on the Board of Thompson Press (a publishing company) and was a member of its Audit Committee. Mr. Akhoury graduated from the Indian Institute of Technology with a BS in Engineering and obtained an MS in Quantitative Methods from SUNY at Stony Brook.
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Barbara M. Baumann (Born 1955), Trustee since 2010	President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.	Director of Buckeye Partners, L.P. (a publicly traded master limited partnership focused on pipeline transport, storage and distribution of petroleum products) and Devon Energy Corporation (a leading independent natural gas and oil exploration and production company). She serves on the board of The Denver Foundation, is a former Chair of the Board, and a current Board member, of Girls Inc. of Metro Denver (a nonprofit organization benefitting young women), and serves on the Finance Committee of the Children’s Hospital of Colorado. Until September 2014, Ms. Baumann was a director of UNS Energy Corporation (a publicly held electric and gas utility in Arizona). Until May 2014, Ms. Baumann was a Director of SM Energy Corporation (a publicly held U.S. exploration and production company). Until May 2012, Ms. Baumann was a Director of CVR Energy, Inc. (a publicly held petroleum refiner and fertilizer manufacturer). Prior to 2003, she was Executive Vice President of Associated Energy Managers, LLC (a domestic private equity firm). From 1981 until 2000 she held a variety of financial and operational management positions with the global energy company Amoco Corporation and its successor, BP. Ms. Baumann holds a B.A. from Mount Holyoke College and an MBA from The Wharton School of the University of Pennsylvania.
Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chair from 2005 to 2011 and Chair since 2011	President of Baxter Associates, Inc., (a private investment firm).	Chair of the Mutual Fund Directors Forum; Director of the Adirondack Land Trust; and Trustee of the The Nature Conservancy’s Adirondack Chapter. Until 2011, Ms. Baxter was a Director of ASHTA Chemicals Inc. Until 2007, Ms. Baxter was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service company) and Advocate Health Care. She has also served as a director on a number of other boards including BoardSource (formerly the National Center for Nonprofit Boards), Intermatic Corporation (a manufacturer of energy control products) and MB Financial. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College. Ms. Baxter is also a graduate of Mount Holyoke College.
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Robert J. Darretta (Born 1946), Trustee since 2007

Mr. Darretta serves as a director of the United Health Group. From 2009-2012, Mr. Darretta served as the Health Care Industry Advisor to Permira, (a global private equity firm). Prior to 2007, Mr. Darretta was the Chief Financial Officer of Johnson & Johnson.

Until April, 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson (a diversified health care conglomerate). Mr. Darretta received a B.S. in Economics from Villanova University.

Katinka Domotorffy (Born 1975), Trustee since 2012	Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Prior to 2012, Ms. Domotorffy was Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.	Director of Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy, of the Great Lakes Science Center, and of College Now Greater Cleveland. Ms. Domotorffy holds a BSc in Economics from the University of Pennsylvania and an MSc in Accounting and Finance from the London School of Economics.
John A. Hill (Born 1942), Trustee since 1985 and Chairman from 2000 to 2011	Vice Chairman, First Reserve Corporation (a private equity buyout firm that specializes in energy investments in the diversified world-wide energy industry).	Director of various private companies owned by First Reserve Corporation. He is also Chairman of The Board of Trustees of Sarah Lawrence College and a member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at the Columbia University Law School. Mr. Hill received a B.A in Economics from Southern Methodist University and pursued graduate studies as a Woodrow Wilson Fellow.
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Paul L. Joskow (Born 1947), Trustee since 1997

President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology and economic performance). He is the Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (“MIT”).

Prior to 2007, he was the Director of the Center for Energy and Environmental Policy Research at MIT.

Trustee of Yale University; a Director of Exelon Corporation (an energy company focused on power services); and a Member of the Board of Overseers of the Boston Symphony Orchestra. Prior to April 2013, he served as Director of TransCanada Corporation and TransCanada Pipelines Ltd. (energy companies focused on natural gas transmission, oil pipelines, and power services.) Prior to August 2007, he served as a Director of National Grid (a U.K.-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July, 2006, he served as President of the Yale University Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company). Dr. Joskow holds a Ph.D. and a M.Phil. from Yale University and a B.A. from Cornell University.
Kenneth R. Leibler (Born 1949), Trustee since 2006 and Vice Chair since 2016	A founder and former Chairman of the Boston Options Exchange (an electronic market place for the trading of listed derivatives securities). He is currently Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston and a Director of Beth Israel Deaconess Care Organization, an accountable care group jointly owned by the medical center and its affiliated physicians network. He is also Director of Eversource Corporation, which operates New England’s largest energy delivery system.	Until November 2010, Mr. Leibler was a Director of Ruder Finn Group (a global communications and advertising firm). Prior to December 2006, Mr. Leibler served as a Director of the Optimum Funds Group. Prior to October 2006, he served as a Director of ISO New England (the organization responsible for the operation of the electric generation system in the New England states). Prior to 2000, he was a Director of the Investment Company Institute in Washington, D.C. Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies (a publicly traded diversified asset management organization). Prior to June 1990, he served as President and Chief Operating Officer of the American Stock Exchange (AMEX). Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated with a B.A in Economics from Syracuse University.
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Robert E. Patterson (Born 1945), Trustee since 1984	Co-Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate) and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds.	Mr. Patterson is past Chairman and served as a Trustee of the Joslin Diabetes Center. Prior to December 2001, Mr. Patterson served as the President and as a Trustee of Cabot Industrial Trust (a publicly-traded real estate investment trust). He has also served as a Trustee of the Sea Education Association. Prior to 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisers, Inc. (the predecessor company of Cabot Partners). Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.
George Putnam, III (Born 1951), Trustee since 1984	Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services) and President of New Generation Advisors, LLC (a registered investment adviser to private funds), which are firms he founded in 1986. Prior to June 2007, Mr. Putnam was President of the Putnam Funds.

Director of The Boston Family Office, LLC (a registered investment advisor), a Trustee of Epiphany School and a Trustee of the Marine Biological Laboratory. Until 2010, Mr. Putnam was a Trustee of St. Mark’s School. Until 2006, Mr. Putnam was a Trustee of Shore Country Day School. Until 2002, he was a Trustee of the Sea Education Association. Mr. Putnam is a graduate of Harvard College, Harvard Business School and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee from 1997-2008, and since 2009	Prior to 2009, Mr. Stephens was Chairman and Chief Executive Officer of Boise Cascade, LLC (a paper, forest product and timberland assets company).	Until 2014, Mr. Stephens was a Director of TransCanadaPipelines Ltd. (an energy infrastructure company). Until 2010, Mr. Stephens was a Director of Boise Inc. (a manufacturer of paper and packaging products). Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). Prior to July 2001, Mr. Stephens was Chairman of Mail-Well. Mr. Stephens holds B.S. and M.S. degrees from the University of Arkansas.
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Interested Trustees
*Robert L. Reynolds (Born 1952), Trustee since 2008	President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Member of Putnam Investments’ and Great-West Financial’s Board of Directors. Prior to joining Putnam Investments in 2008, Mr. Reynolds was Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

Director of several not-for-profit boards, including West Virginia University Foundation, the Concord Museum, Dana-Farber Cancer Institute, and Boston Chamber of Commerce. He is a member of the Chief Executives Club of Boston, the National

Innovation Initiative, and the Council on Competitiveness, and he is a former President of the Commercial Club of Boston. Prior to 2008, he served as a Director of FMR Corporation, Fidelity Investments Insurance Ltd., Fidelity Investments Canada Ltd., and Fidelity Management Trust Company and as a Trustee of the Fidelity Family of Funds. Mr. Reynolds received a B.S. in Business Administration with a major in Finance from West Virginia University.

1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of December 31, 2015, there were 117 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, death or removal.

*Trustee who is an “interested person” (as defined in the 1940 Act) of the fund and Putnam Management. Mr. Reynolds is deemed an “interested person” by virtue of his positions as an officer of the fund and Putnam Management. Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments, LLC and President of your fund and each of the other Putnam funds.

Trustee Qualifications

Each of the fund’s Trustees was most recently elected by shareholders of the fund during 2014, although most of the Trustees have served on the Board for many years. The Board Policy and Nominating Committee is responsible for recommending proposed nominees for election to the full Board of Trustees for its approval. As

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part of its deliberative process, the Committee considers the experience, qualifications, attributes and skills that it determines would benefit the Putnam funds at the time.

In recommending the election of the current board members as Trustees, the Committee generally considered the educational, business and professional experience of each Trustee in determining his or her qualifications to serve as a Trustee of the fund, including the Trustee's record of service as a director or trustee of public and private organizations. (This included, but was not limited to, consideration of the specific experience noted in the preceding table.) In the case of most members of the Board, the Committee considered his or her previous service as a member of the Board of Trustees of the Putnam funds, which demonstrated a high level of diligence and commitment to the interests of fund shareholders and an ability to work effectively and collegially with other members of the Board.

The Committee also considered, among other factors, the particular attributes described below with respect to the various individual Trustees and considered the attributes as indicative of the person’s ability to deal effectively with the types of financial, regulatory, and/or investment matters that typically arise in the course of a Trustee’s work:

Liaquat Ahamed -- Mr. Ahamed’s experience as Chief Executive Officer of a major investment management organization and as head of the investment division at the World Bank, as well as his experience as an author of economic literature.

Ravi Akhoury -- Mr. Akhoury's experience as Chairman and Chief Executive Officer of a major investment management organization.

Barbara M. Baumann -- Ms. Baumann’s experience in the energy industry as a consultant, an investor, and in both financial and operational management positions at a global energy company, and her service as a director of multiple NYSE companies.

Jameson A. Baxter -- Ms. Baxter's experience in corporate finance acquired in the course of her career at a major investment bank, her experience as a director and audit committee chair of two NYSE companies and her role as Chair of the Mutual Fund Directors Forum.

Robert J. Darretta -- Mr. Darretta's experience as the Chief Financial Officer and Vice Chairman of the board of a major NYSE health products company.

Katinka Domotorffy -- Ms. Domotorffy’s experience as Chief Investment Officer and Global Head of Quantitative Investment Strategies at a major asset management organization.

John A. Hill -- Mr. Hill's experience as founder and chairman of an open-end mutual fund and as a founder and lead managing partner of one of the largest private equity firms in the United States.

Paul L. Joskow -- Dr. Joskow's education and experience as a professional economist familiar with financial economics and related issues and his service on multiple for-profit boards.

Kenneth R. Leibler -- Mr. Leibler's extensive experience in the financial services industry, including as Chief Executive Officer of a major asset management organization, and his service as a director of various public and private companies.

Robert E. Patterson -- Mr. Patterson’s training and experience as an attorney and his experience as president of a NYSE company.

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George Putnam, III -- Mr. Putnam’s training and experience as an attorney, his experience as the founder and Chief Executive Officer of an investment management firm and his experience as an author of various publications on the subject of investments.

W. Thomas Stephens -- Mr. Stephens's extensive business experience, including his service as Chief Executive Officer of four public companies, as non-executive chairman of two public companies and as a director of numerous other public companies.

Interested Trustee

Robert L. Reynolds -- Mr. Reynolds’s extensive experience as a senior executive of one of the largest mutual fund organizations in the United States and his current role as President and Chief Executive Officer of Putnam Investments.

On March 23, 2016, Great-West Financial, a company under common control with Putnam Investments, LLC and of which Mr. Reynolds is the Chief Executive Officer, entered into a loan agreement as the lending party with Cabot Industrial Core Fund Operating Partnership, L.P (“Cabot OP”), the guarantor for a collection of six borrowing parties, each being a limited liability company wholly owned by Cabot OP. The loan is intended to provide long-term financing in the form of a 7 year loan totaling $72.25 million to Cabot Industrial Core Fund, L.P. (the “Cabot Fund”). Cabot OP is an entity through which the Cabot Fund holds certain investments. The interest rate for the loan is 3.48%. Mr. Patterson may be deemed to have an indirect interest in the transaction, or an indirect relationship with Great-West Financial, through his position as an officer of Cabot OP and as Co-Chairman of the Investment Committee of the Cabot Fund, which approved the proposed loan on behalf of the borrowing parties. Mr. Patterson has an 18.3% ownership interest in Cabot Properties, Inc., the highest controlling entity of Cabot OP, and is also a 14.3% partner in Cabot Properties, L.P., the asset manager of the Cabot Fund.

Officers

In addition to Robert L. Reynolds, the fund’s President, the other officers of the fund are shown below. All of the officers of your fund are employees of Putnam Management or its affiliates or are members of the Trustees’ independent administrative staff.

Name, Address[1], Year of Birth, Position(s) Held with Fund	Length of Service with the Putnam Funds[2]	Principal Occupation(s) During Past 5 Years and Position(s) with Fund’s Investment Adviser and Distributor[3]
Jonathan S. Horwitz[4] (Born 1955) Executive Vice President, Principal Executive Officer, and Compliance Liaison	Since 2004	Executive Vice President, Principal Executive Officer, and Compliance Liaison, The Putnam Funds.
Robert T. Burns (Born 1961) Vice President and Chief Legal Officer	Since 2011	General Counsel, Putnam Investments, Putnam Management and Putnam Retail Management.
James F. Clark[3] (Born 1974) Vice President and Chief Compliance Officer	Since 2016	Associate General Counsel, Putnam Investments, Putnam Management and Putnam Retail Management (2003-2015).
Michael J. Higgins[4] (Born 1976) Vice President, Treasurer, and Clerk	Since 2010	Vice President, Treasurer, and Clerk, The Putnam Funds
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Janet C. Smith (Born 1965) Vice President, Principal Financial Officer, Principal Accounting Officer, and Assistant Treasurer	Since 2007	Director of Fund Administration Services, Putnam Investments and Putnam Management.
Susan G. Malloy (Born 1957) Vice President and Assistant Treasurer	Since 2007	Director of Accounting and Control Services, Putnam Management.
Mark C. Trenchard (Born 1962) Vice President and BSA Compliance Officer	Since 2002	Director of Operational Compliance, Putnam Investments, Putnam Retail Management
Nancy E. Florek[4] (Born 1957) Vice President, Director of Proxy Voting and Corporate Governance, Assistant Clerk, and Associate Treasurer	Since 2000	Vice President, Director of Proxy Voting and Corporate Governance, Assistant Clerk, and Associate Treasurer, The Putnam Funds.

1The address of each Officer is One Post Office Square, Boston, MA 02109.

2Each officer serves for an indefinite term, until his or her resignation, retirement, death or removal.

3Prior positions and/or officer appointments with the fund or the fund’s investment adviser and distributor have been omitted.

4Officers of the fund indicated are members of the Trustees’ independent administrative staff. Compensation for these individuals is fixed by the Trustees and reimbursed to Putnam Management by the funds.

Except as stated above, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.

Leadership Structure and Standing Committees of the Board of Trustees

For details regarding the number of times the standing committees of the Board of Trustees met during a fund's last fiscal year, see "Trustee responsibilities and fees" in Part I of this SAI.

Board Leadership Structure. Currently, 12 of the 13 Trustees of your fund are Independent Trustees, meaning that they are not considered "interested persons" of your fund or its investment manager. These Independent Trustees must vote separately to approve all financial arrangements and other agreements with your fund’s investment manager and other affiliated parties. The role of independent trustees has been characterized as that of a “watchdog” charged with oversight to protect shareholders’ interests against overreaching and abuse by those who are in a position to control or influence a fund. Your fund’s Independent Trustees meet regularly as a group in executive session (i.e., without representatives of your fund’s investment manager or its affiliates present). An Independent Trustee currently serves as chair of the Board.

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Taking into account the number, the diversity and the complexity of the funds overseen by the Board and the aggregate amount of assets under management, your fund’s Trustees have determined that the efficient conduct of the Board's affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The Executive Committee, Audit, Compliance and Distributions Committee, and Board Policy and Nominating Committee are authorized to take action on certain matters as specified in their charters or in policies and procedures relating to the governance of the funds; with respect to other matters, these committees review and evaluate and make recommendations to the Trustees as they deem appropriate. The other committees also review and evaluate matters specified in their charters and make recommendations to the Trustees as they deem appropriate. Each committee may utilize the resources of your fund’s independent staff, counsel and independent registered public accountants as well as other experts. The committees meet as often as appropriate, either in conjunction with regular meetings of the Trustees or otherwise. The membership and chair of each committee are appointed by the Trustees upon recommendation of the Board Policy and Nominating Committee. Each committee is chaired by an Independent Trustee and, except as noted below, the membership and chairs of each committee consist exclusively of Independent Trustees.

The Trustees have determined that this committee structure also allows the Board to focus more effectively on the oversight of risk as part of its broader oversight of the fund's affairs. While risk management is the primary responsibility of the fund's investment manager, the Trustees receive reports regarding investment risks, compliance risks and other risks. The Board's committee structure allows separate committees to focus on different aspects of these risks and their potential impact on some or all of the funds and to discuss with the fund's investment manager how it monitors and controls such risks.

Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee provides oversight on matters relating to the preparation of the funds’ financial statements, compliance matters, internal audit functions, and Codes of Ethics issues. This oversight is discharged by regularly meeting with management and the funds’ independent registered public accountants and keeping current on industry developments. Duties of this Committee also include the review and evaluation of all matters and relationships pertaining to the funds’ independent registered public accountants, including their independence. The Committee also oversees all dividends and distributions by the funds. The Committee makes recommendations to the Trustees of the funds regarding the amount and timing of distributions paid by the funds, and determines such matters when the Trustees are not in session. The Committee also oversees the policies and procedures pursuant to which Putnam Management prepares recommendations for distributions, and meets regularly with representatives of Putnam Management to review the implementation of these policies and procedures. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The members of the Committee include only Trustees who are not “interested persons” of the funds or Putnam Management. Each member of the Committee also is “independent,” as that term is interpreted for purposes of Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the listing standards of the NYSE. The Board of Trustees has adopted a written charter for the Committee, a current copy of which is available at putnam.com/individual. The Committee currently consists of Messrs. Darretta (Chairperson), Akhoury, Hill and Patterson, and Mses. Baumann and Domotorffy.

Board Policy and Nominating Committee. The Board Policy and Nominating Committee reviews matters pertaining to the operations of the Board of Trustees and its Committees, the compensation of the Trustees and their staff, and the conduct of legal affairs for the funds. The Committee evaluates and recommends all candidates for election as Trustees and recommends the appointment of members and chairs of each board committee. The Committee will consider nominees for Trustee recommended by shareholders of a fund provided that such recommendations are submitted by the date disclosed in the fund’s proxy statement and otherwise comply with applicable securities laws, including Rule 14a-8 under the Exchange Act. The Committee also reviews policy matters affecting the operation of the Board and its independent staff. In addition, the Committee oversees the voting of proxies associated with portfolio investments of the funds with the goal of ensuring that these proxies are voted in the best interest of the funds’ shareholders. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee generally

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believes that the Board benefits from diversity of background, experience and views among its members, and considers this as a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Committee is composed entirely of Trustees who are not “interested persons” of the funds or Putnam Management and currently consists of Messrs. Hill (Chairperson), Leibler, Patterson and Putnam, Dr. Joskow and Ms. Baxter.

Brokerage Committee. The Brokerage Committee reviews the funds' policies regarding the execution of portfolio trades and Putnam Management's practices and procedures relating to the implementation of those policies. The Committee reviews periodic reports on the cost and quality of execution of portfolio transactions and the extent to which brokerage commissions have been used (i) by Putnam Management to obtain brokerage and research services generally useful to it in managing the portfolios of the funds and of its other clients, and (ii) by the funds to pay for certain fund expenses. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Dr. Joskow (Chairperson), Ms. Baxter, and Messrs. Ahamed, Leibler, Putnam and Stephens.

Contract Committee. The Contract Committee reviews and evaluates at least annually all arrangements pertaining to (i) the engagement of Putnam Management and its affiliates to provide services to the funds, (ii) the expenditure of the funds' assets for distribution purposes pursuant to Distribution Plans of the funds, and (iii) the engagement of other persons to provide material services to the funds, including in particular those instances where the cost of services is shared between the funds and Putnam Management and its affiliates or where Putnam Management or its affiliates have a material interest. The Committee also reviews the proposed organization of new fund products, proposed structural changes to existing funds and matters relating to closed-end funds. The Committee reports and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Messrs. Putnam (Chairperson), Ahamed, Leibler and Stephens, Dr. Joskow and Ms. Baxter.

Executive Committee. The functions of the Executive Committee are twofold. The first is to ensure that the funds’ business may be conducted at times when it is not feasible to convene a meeting of the Trustees or for the Trustees to act by written consent. The Committee may exercise any or all of the power and authority of the Trustees when the Trustees are not in session. The second is to review annual and ongoing goals, objectives and priorities for the Board of Trustees and to facilitate coordination of all efforts between the Trustees and Putnam Management on behalf of the shareholders of the funds. The Committee currently consists of Ms. Baxter (Chairperson), and Messrs. Hill, Leibler, Patterson and Putnam.

Investment Oversight Committees. The Investment Oversight Committees regularly meet with investment personnel of Putnam Management to review the investment performance and strategies of the funds in light of their stated goals and policies. The Committees seek to identify any compliance issues that are unique to the applicable categories of funds and work with the appropriate Board committees to ensure that any such issues are properly addressed. Investment Oversight Committee A currently consists of Mses. Domotorffy (Chairperson) and Baumann, Messrs. Ahamed, Leibler, Putnam and Stephens and Dr. Joskow. Investment Oversight Committee B currently consists of Messrs. Akhoury (Chairperson), Darretta, Hill, Patterson and Reynolds, and Ms. Baxter.

Pricing Committee. The Pricing Committee oversees the valuation of assets of the Putnam funds and reviews the funds’ policies and procedures for achieving accurate and timely pricing of fund shares. The Committee also oversees implementation of these policies, including fair value determinations of individual securities made by Putnam Management or other designated agents of the funds. The Committee also oversees compliance by money market funds with Rule 2a-7 under the 1940 Act and the correction of occasional pricing errors. The Committee also reviews matters related to the liquidity of portfolio holdings. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Mses. Baumann (Chairperson) and Domotorffy, and Messrs. Akhoury, Darretta, Hill and Patterson.

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Indemnification of Trustees

The Agreement and Declaration of Trust of each fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it has been finally adjudicated that (a) they have not acted in good faith, (b) they have not acted in the reasonable belief that their actions were (i) in the best interests of the fund or (ii) at least were not opposed to the best interests of the fund, (c) in the case of a criminal proceeding, they had reasonable cause to believe the action was unlawful or (d) they were liable to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

For details of Trustees’ fees paid by the fund and information concerning retirement guidelines for the Trustees, see “Charges and expenses” in Part I of this SAI.

Putnam Management and its Affiliates

Putnam Management is one of America’s oldest and largest money management firms. Putnam Management’s staff of experienced portfolio managers and research analysts selects securities and constantly supervises the fund’s portfolio. By pooling an investor’s money with that of other investors, a greater variety of securities can be purchased than would be the case individually; the resulting diversification helps reduce investment risk. Putnam Management has been managing mutual funds since 1937.

Putnam Management is a subsidiary of Putnam Investments. Great-West Lifeco Inc., a financial services holding company with operations in Canada, the United States and Europe and a member of the Power Financial Corporation group of companies, owns a majority interest in Putnam Investments. Power Financial Corporation, a diversified management and holding company with direct and indirect interests in the financial services sector in Canada, the United States and Europe, is a subsidiary of Power Corporation of Canada, a diversified international management and holding company with interests in companies in the financial services, communications and other business sectors. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honourable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.

Trustees and officers of the fund who are also officers of Putnam Management or its affiliates or who are stockholders of Putnam Investments or its parent companies will benefit from the advisory fees, sales commissions, distribution fees and transfer agency fees paid or allowed by the fund.

The Management Contract

Under a Management Contract between the fund and Putnam Management, subject to such policies as the Trustees may determine, Putnam Management, at its expense, furnishes continuously an investment program for the fund and makes investment decisions on behalf of the fund. Subject to the control of the Trustees, Putnam Management also manages, supervises and conducts the other affairs and business of the fund, furnishes office space and equipment, provides bookkeeping and clerical services (including determination of the fund’s net asset value, but excluding shareholder accounting services) and places all orders for the purchase and sale of the fund’s portfolio securities. Putnam Management may place fund portfolio transactions with broker-dealers that furnish Putnam Management, without cost to it, certain research, statistical and quotation services of value to Putnam Management and its affiliates in advising the fund and other clients. In so doing, Putnam Management may cause the fund to pay greater brokerage commissions than it might otherwise pay.

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For details of Putnam Management’s compensation under the Management Contract, see “Charges and expenses” in Part I of this SAI. Putnam Management’s compensation under the Management Contract may be reduced in any year if the fund’s expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the fund are qualified for offer or sale. The term “expenses” is defined in the statutes or regulations of such jurisdictions, and generally excludes brokerage commissions, taxes, interest, extraordinary expenses and, if the fund has a distribution plan, payments made under such plan.

Fund-specific expense limitation. Under the Management Contract, Putnam Management may reduce its compensation to the extent that the fund’s expenses exceed such lower expense limitation as Putnam Management may, by notice to the fund, declare to be effective. For the purpose of determining any such limitation on Putnam Management’s compensation, expenses of the fund shall not reflect the application of commissions or cash management credits that may reduce designated fund expenses. The terms of any such expense limitation specific to a particular fund are described in the prospectus and/or Part I of this SAI.

General expense limitation.

For specified retail open-end funds: Through the expiration of the one-year period following the effective date of the annual update of each fund’s Registration Statement, Putnam Management has contractually agreed to waive fees and/or reimburse expenses of the fund to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses (including borrowing costs, i.e., short selling and lines of credit costs), extraordinary expenses, acquired fund fees and expenses, and payments under the fund’s investor servicing contract, the fund’s investment management contract (including any applicable performance-based upward or downward adjustment to a fund’s base management fee), and the fund’s distribution plans, to an annual (measured on a fiscal year basis) rate of 0.20% of the fund’s average net assets.

For Putnam Dynamic Asset Allocation Equity Fund Only: Effective September 1, 2016, Putnam Management has contractually agreed to waive fees and/or reimburse expenses of the fund through September 30, 2017 to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses (including borrowing costs, i.e., short selling and lines of credit costs), extraordinary expenses, acquired fund fees and expenses, and payments under the fund’s investor servicing contract, the fund’s investment management contract, and the fund’s distribution plans, to an annual (measured on a fiscal year basis) rate of 0.02% of the fund’s average net assets.

For all funds: In addition to the fee paid to Putnam Management, the fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their assistants who provide certain administrative services for the fund and the other Putnam funds, each of which bears an allocated share of the foregoing costs. The aggregate amount of all such payments and reimbursements is determined annually by the Trustees.

The amount of this reimbursement for the fund’s most recent fiscal year is included in “Charges and expenses” in Part I of this SAI. Putnam Management pays all other salaries of officers of the fund. The fund pays all expenses not assumed by Putnam Management including, without limitation, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The fund pays the cost of typesetting for its prospectuses and the cost of printing and mailing any prospectuses sent to its shareholders. Putnam Retail Management pays the cost of printing and distributing all other prospectuses.

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The Management Contract provides that Putnam Management shall not be subject to any liability to the fund or to any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of Putnam Management.

The Management Contract may be terminated without penalty by vote of the Trustees or the shareholders of the fund, or by Putnam Management, on not less than 60 days’ written notice. It may be amended only by a vote of the shareholders of the fund. The Management Contract also terminates without payment of any penalty in the event of its assignment. The Management Contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

Putnam Management has entered into a Master Sub-Accounting Services Agreement with State Street Bank and Trust Company ("State Street"), under which Putnam Management has delegated to State Street responsibility for providing certain administrative, pricing, and bookkeeping services for the fund. Putnam Management pays State Street a fee, monthly, based on a combination of fixed annual charges and charges based on the fund's assets and the number and types of securities held by the fund, and reimburses State Street for certain out-of-pocket expenses.

The Sub-Manager

If so disclosed in the fund’s prospectus, PIL, an affiliate of Putnam Management, has been retained as the sub-manager for a portion of the assets of the fund, as determined by Putnam Management from time to time, pursuant to a sub-management agreement between Putnam Management and PIL. Under the terms of the sub-management contract, PIL, at its own expense, furnishes continuously an investment program for that portion of each such fund that is allocated to PIL from time to time by Putnam Management and makes investment decisions on behalf of such portion of the fund, subject to the supervision of Putnam Management. Putnam Management may also, at its discretion, request PIL to provide assistance with purchasing and selling securities for the fund, including placement of orders with certain broker-dealers. PIL, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties.

The sub-management contract provides that PIL shall not be subject to any liability to Putnam Management, the fund or any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties on the part of PIL.

The sub-management contract may be terminated with respect to a fund without penalty by vote of the Trustees or the shareholders of the fund, or by PIL or Putnam Management, on not more than 60 days’ nor less than 30 days’ written notice. The sub-management contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. The sub-management contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

The Sub-Adviser

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If so disclosed in the fund’s prospectus, The Putnam Advisory Company, LLC (“PAC”), an affiliate of Putnam Management, has been retained as a sub-adviser for a portion of the assets of the fund, as determined from time to time by Putnam Management or, with respect to portions of a fund’s assets for which PIL acts as sub-manager as described above, by PIL pursuant to a sub-advisory contract among Putnam Management, PIL and PAC. Under certain terms of the sub-advisory contract, PAC, at its own expense, furnishes continuously an investment program for that portion of each such fund that is allocated to PAC from time to time by Putnam Management or PIL, as applicable and makes investment decisions on behalf of such portion of the fund, subject to the supervision of Putnam Management or PIL, as the case may be. Putnam Management or PIL, as the case may be, may also, at its discretion, request PAC to provide assistance with purchasing and selling securities for the fund, including placement of orders with certain broker-dealers.

PAC, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties. The sub-advisory contract provides that PAC shall not be subject to any liability to Putnam Management, PIL, the fund or any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties on the part of PAC.

The sub-advisory contract may be terminated with respect to a fund without penalty by vote of the Trustees or the shareholders of the fund, or by PAC, PIL or Putnam Management, on not more than 60 days’ nor less than 30 days’ written notice. The sub-advisory contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. The sub-advisory contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

Portfolio Transactions

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Manager(s) may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “PORTFOLIO MANAGER(S)” “Other accounts managed” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The trading of other accounts could be used to benefit higher-fee accounts (front- running).

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

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Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

• Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

• All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

• All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

• Front running is strictly prohibited.

• The fund’s Portfolio Manager(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Manager(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Manager(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Manager(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Manager(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

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“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different goals and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different goals, policies or restrictions than the fund. Depending on goals or other factors, the Portfolio Manager(s) may give advice and make decisions for another account that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Manager(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

Under federal securities laws, a short sale of a security by another client of Putnam Management or its affiliates (other than another registered investment company) within five business days prior to a public offering of the same securities (the timing of which is generally not known to Putnam in advance) may prohibit the fund from participating in the public offering, which could cause the fund to miss an otherwise favorable investment opportunity or to pay a higher price for the securities in the secondary markets.

The fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts. For information on restrictions imposed on personal securities transactions of the fund’s Portfolio Manager(s), please see “- Personal Investments by Employees of Putnam Management and Putnam Retail Management and Officers and Trustees of the Fund.”

For information about other funds and accounts managed by the fund’s Portfolio Manager(s), please refer to “Who oversees and manages the fund(s)?” in the prospectus and “PORTFOLIO MANAGER(S)” “Other accounts managed” in Part I of the SAI.

Brokerage and research services.

Transactions on stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the fund of negotiated brokerage commissions. Such commissions may vary among different brokers. A particular broker may charge different commissions according to such factors as execution venue and exchange. Although the fund does not typically pay commissions for principal transactions in the over-the-counter markets, such as the markets for most fixed income securities and certain derivatives, an undisclosed amount of profit or “mark-up” is included in the price the fund pays. In underwritten offerings, the price paid by the fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. See "Charges and expenses" in Part I of this SAI for information concerning commissions paid by the fund.

It has for many years been a common practice in the investment advisory business for broker-dealers that execute portfolio transactions for the clients of advisers of investment companies and other institutional investors to provide those advisers with brokerage and research services, as defined in Section 28(e) of the Exchange Act.

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Consistent with this practice, Putnam Management receives brokerage and research services from broker-dealers with which Putnam Management places the fund's portfolio transactions. The services that broker-dealers may provide to Putnam Management’s managers and analysts include, among others, brokerage and trading systems, economic analysis, investment research, industry and company reviews, statistical information, market data, evaluations of investments, recommendations as to the purchase and sale of investments and performance measurement services. Some of these services are of value to Putnam Management and its affiliates in advising various of their clients (including the fund), although not all of these services are necessarily useful and of value in managing the fund. Research services provided by broker-dealers are supplemental to Putnam Management’s own research efforts and relieve Putnam Management of expenses it might otherwise have borne in generating such research. The management fee paid by the fund is not reduced because Putnam Management and its affiliates receive brokerage and research services even though Putnam Management might otherwise be required to purchase some of these services for cash. Putnam Management may also use portfolio transactions to generate “soft dollar” credits to pay for “mixed-use” services (i.e., products or services that may be used both for investment- and non-investment-related purposes), but in such instances Putnam Management uses its own resources to pay for that portion of the mixed-use product or service that in its good-faith judgment does not relate to investment or brokerage purposes. Putnam Management may also allocate trades to generate soft dollar credits for third-party investment research reports and related fundamental research.

Putnam Management places all orders for the purchase and sale of portfolio investments for the funds, and buys and sells investments for the funds, through a substantial number of brokers and dealers. In selecting broker-dealers to execute the funds’ portfolio transactions, Putnam Management uses its best efforts to obtain for each fund the most favorable price and execution reasonably available under the circumstances, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution and in considering the overall reasonableness of the brokerage commissions paid, Putnam Management, having in mind the fund's best interests, considers all factors it deems relevant, including, in no particular order of importance, and by way of illustration, the price, size and type of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

Putnam Management may cause the fund to pay a broker-dealer that provides "brokerage and research services" (as defined in the Exchange Act and as described above) to Putnam Management an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the fund on an agency basis in excess of the commission another broker-dealer would have charged for effecting that transaction. Putnam Management may also instruct an executing broker to “step out” a portion of the trades placed with a broker to other brokers that provide brokerage and research services to Putnam Management. Putnam Management's authority to cause the fund to pay any such greater commissions or to instruct a broker to “step out” a portion of a trade is subject to the requirements of applicable law and such policies as the Trustees may adopt from time to time. It is the position of the staff of the SEC that Section 28(e) of the Exchange Act does not apply to the payment of such greater commissions in "principal" transactions. Accordingly, Putnam Management will use its best effort to obtain the most favorable price and execution available with respect to such transactions, as described above.

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The Trustees of the funds have directed Putnam Management, subject to seeking most favorable pricing and execution, to use its best efforts to allocate a portion of overall fund trades to trading programs which generate commission credits to pay fund expenses such as shareholder servicing and custody charges. The extent of any commission credits generated for this purpose may vary significantly from time to time and from fund to fund depending on, among other things, the nature of each fund's trading activities and market conditions.

The Management Contract provides that commissions, fees, brokerage or similar payments received by Putnam Management or an affiliate in connection with the purchase and sale of portfolio investments of the fund, less any direct expenses approved by the Trustees, shall be recaptured by the fund through a reduction of the fee payable by the fund under the Management Contract. Putnam Management seeks to recapture for the fund soliciting dealer fees on the tender of the fund's portfolio securities in tender or exchange offers. Any such fees which may be recaptured are likely to be minor in amount.

Principal Underwriter

Putnam Retail Management, located at One Post Office Square, Boston, MA 02109, is the principal underwriter of shares of the fund and the other continuously offered Putnam funds. Putnam Retail Management is not obligated to sell any specific amount of shares of the fund and will purchase shares for resale only against orders for shares. See “Charges and expenses” in Part I of this SAI for information on sales charges and other payments received by Putnam Retail Management.

Personal Investments by Employees of Putnam Management and Putnam Retail Management and Officers and Trustees of the Fund

Employees of Putnam Management, PIL, PAC and Putnam Retail Management and officers and Trustees of the fund are subject to significant restrictions on engaging in personal securities transactions. These restrictions are set forth in the Codes of Ethics adopted by Putnam Management, PIL, PAC and Putnam Retail Management (the “Putnam Investments Code of Ethics”) and by the fund (the “Putnam Funds Code of Ethics”). The Putnam Investments Code of Ethics and the Putnam Funds Code of Ethics, in accordance with Rule 17j-1 under the 1940 Act, contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the fund.

The Putnam Investments Code of Ethics does not prohibit personnel from investing in securities that may be purchased or held by the fund. However, the Putnam Investments Code of Ethics, consistent with standards recommended by the Investment Company Institute’s Advisory Group on Personal Investing and requirements established by Rule 17j-1 and rules adopted under the Investment Advisers Act of 1940, among other things, prohibits personal securities investments without pre-clearance, imposes time periods during which personal transactions may not be made in certain securities by employees with access to investment information, and requires the timely submission of broker confirmations and quarterly reporting of personal securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process.

The Putnam Funds Code of Ethics incorporates and applies the restrictions of the Putnam Investments Code of Ethics to officers and Trustees of the fund who are affiliated with Putnam Investments. The Putnam Funds Code of Ethics does not prohibit unaffiliated officers and Trustees from investing in securities that may be held by the fund; however, the Putnam Funds Code of Ethics regulates the personal securities transactions of unaffiliated Trustees of the fund, including limiting the time periods during which they may personally buy and sell certain securities and requiring them to submit reports of personal securities transactions under certain circumstances.

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The fund’s Trustees, in compliance with Rule 17j-1, approved the Putnam Investments and the Putnam Funds Codes of Ethics and are required to approve any material changes to these Codes. The Trustees also provide continued oversight of personal investment policies and annually evaluate the implementation and effectiveness of the Codes of Ethics.

Investor Servicing Agent

Putnam Investor Services, located at One Post Office Square, Boston, MA 02109, is the fund’s investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees that are paid monthly by the fund.

Effective September 1, 2016, the fee paid to Putnam Investor Services with respect to assets attributable to non-defined contribution plan accounts (which include accounts maintained directly with the fund, accounts underlying omnibus accounts maintained by financial intermediaries with the fund, accounts of Section 529 college savings plans that are allocated to the fund and accounts of certain funds that operate as funds-of-funds (other than the Putnam RetirementReady Funds) that are allocated to the fund (collectively “retail accounts”)) holding class A, class B, class C, class M, class R, class T and class Y shares, subject to certain limitations, is an annual fee that includes (1) a per account fee for each retail account of the fund that is applicable to the funds in its specified product category, and (2) a fee based on a specified rate of each fund’s average daily net assets that is based on the rate applicable to the funds in its specified product category. The fund categories used for purposes of calculating the per account fee described above are based on product type. The accounts of 529 plans and certain funds-of-funds (other than the Putnam RetirementReady Funds) are included in the determination of the number of accounts at the underlying fund level in proportion to the percentage of the investing fund’s net assets that are invested in the particular underlying fund.

For the Putnam RetirementReady Funds, the fees paid to Putnam Investor Services with respect to assets attributable to retail accounts holding class A, class B, class C, class M, class R and class Y shares, are based on a specified rate of the fund’s average daily net assets attributable to such retail accounts.

The fees paid to Putnam Investor Services with respect to defined contribution plan accounts holding class A, class B, class C, class M, class R, class T and class Y shares are based on a specified rate of the average of the net assets attributable to such defined contribution plan accounts invested in a fund as of the end of the month and the end of the prior month.

Putnam Investor Services has agreed, through August 31, 2018, that the aggregate investor servicing fees for each fund’s retail and defined contribution plan accounts will not exceed an annual rate of 0.250% of the fund’s average daily net assets attributable to such accounts.

The fee paid to Putnam Investor Services with respect to class R5 shares is based on an annual rate of 0.15% of each fund’s average daily net assets attributable to class R5 shares, except that an annual rate of 0.12% of each fund’s average daily net assets attributable to class R5 shares applies to Putnam American Government Income Fund, Putnam Dynamic Asset Allocation Conservative Fund, Putnam Global Income Trust and Putnam Income Fund.

The fee paid to Putnam Investor Services with respect to class R6 shares is based on an annual rate of 0.05% of each fund’s average daily net assets attributable to class R6 shares.

The fee paid to Putnam Investor Services with respect to class I, class G and class P shares is based on an annual rate of 0.01% of each fund’s average daily net assets attributable to class I shares, class G and class P shares, respectively.

For the period from September 1, 2015 through August 31, 2016, the fee paid to Putnam Investor Services with respect to assets attributable to non-defined contribution plan accounts (which include accounts maintained

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directly with the fund, accounts underlying omnibus accounts maintained by financial intermediaries with the fund, accounts of Section 529 college savings plans that were allocated to the fund and accounts of certain funds that operate as funds-of-funds (including Putnam RetirementReady Funds) that were allocated to the fund (collectively “previously defined retail accounts”)) holding class A, class B, class C, class M, class R, class T and class Y shares, subject to certain limitations, was an annual fee that included (1) a per account fee for each previously defined retail account of the fund and each of the other funds in its specified category, which was totaled and then allocated among each of the funds in the category based on the average daily net assets of each fund, and (2) a fee based on a specified rate of each fund’s average daily net assets. The fund categories used for purposes of calculating the per account fee described above were based on product type. The accounts of 529 plans and certain funds-of-funds (including Putnam RetirementReady Funds) were included in the determination of the number of accounts at the underlying fund level in proportion to the percentage of the investing fund’s assets that were invested in the particular underlying fund.

Financial intermediaries (including brokers, dealers, banks, bank trust departments, registered investment advisers, financial planners, and retirement plan administrators) may own shares of the fund for the benefit of their customers in an omnibus account (including retirement plans). In these circumstances, the financial intermediaries or other third parties may provide certain sub-accounting and similar recordkeeping services for their customers’ accounts.

In recognition of these services, Putnam Investor Services may make payments to these financial intermediaries or other third parties. Payments may be based on the number of underlying accounts in an omnibus account or the assets or share class held in an account. Putnam Investor Services also makes payments to financial intermediaries that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts. These payments are described above under the heading “Distribution Plans – Additional Dealer Payments.”

Custodian

State Street Bank and Trust Company, located at 2 Avenue de Lafayette, Boston, Massachusetts 02111, is the fund’s custodian. State Street is responsible for safeguarding and controlling the fund’s cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on the fund’s investments, serving as the fund’s foreign custody manager, providing reports on foreign securities depositaries, making payments covering the expenses of the fund and performing other administrative duties. State Street does not determine the investment policies of the fund or decide which securities the fund will buy or sell. State Street has a lien on the fund’s assets to secure charges and advances made by it. The fund may from time to time enter into brokerage arrangements that reduce or recapture fund expenses, including custody expenses. The fund also has an offset arrangement that may reduce the fund’s custody fee based on the amount of cash maintained by its custodian.

Counsel to the Fund and the Independent Trustees

Ropes & Gray LLP serves as counsel to the fund and the Independent Trustees, and is located at Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199.

DETERMINATION OF NET ASSET VALUE

The fund determines the net asset value per share of each class of shares once each day the NYSE is open. Currently, the NYSE is closed Saturdays, Sundays and the following holidays: New Year’s Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving Day and Christmas Day. The fund determines net asset value as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern Time. The net asset value per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares.

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Assets of money market funds are valued at amortized cost pursuant to Rule 2a-7 under the 1940 Act. For other funds, securities and other assets (“Securities”) for which market quotations are readily available are valued at prices which, in the opinion of Putnam Management, most nearly represent the market values of such Securities. Currently, prices for these Securities are determined using the last reported sale price (or official closing price for Securities listed on certain markets) or, if no sales are reported (as in the case of some Securities traded over-the-counter), the last reported bid price, except that certain Securities are valued at the mean between the last reported bid and ask prices. All other Securities are valued by Putnam Management or other parties at their fair value following procedures approved by the Trustees.

Reliable market quotations are not considered to be readily available for, among other Securities, long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain foreign securities. These investments are valued at fair value, generally on the basis of valuations furnished by approved pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Other Securities, such as various types of options, are valued at fair value on the basis of valuations furnished by broker-dealers or other market intermediaries.

Putnam Management values all other Securities at fair value using its internal resources. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the Securities (including any registration expenses that might be borne by the fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted Securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such Securities and any available analysts’ reports regarding the issuer. In the case of Securities that are restricted as to resale, Putnam Management determines fair value based on the inherent worth of the Security without regard to the restrictive feature, adjusted for any diminution in value resulting from the restrictive feature.

Generally, trading in certain Securities (such as foreign securities) is substantially completed each day at various times before the close of the NYSE. The closing prices for these Securities in markets or on exchanges outside the U.S. that close before the close of the NYSE may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will vary, it is possible that fair value prices will be used by the fund to a significant extent. In addition, Securities held by some of the funds may be traded in foreign markets that are open for business on days that the fund is not, and the trading of such Securities on those days may have an impact on the value of a shareholder’s investment at a time when the shareholder cannot buy and sell shares of the fund.

Currency exchange rates used in valuing Securities are normally determined as of 4:00 p.m. Eastern Time. Occasionally, events affecting such exchange rates may occur between the time of the determination of exchange rates and the close of the NYSE, which, in the absence of fair valuation, would not be reflected in the computation of the fund’s net asset value. If events materially affecting the currency exchange rates occur during such period, then the exchange rates used in valuing affected Securities will be valued by Putnam Management at their fair value following procedures approved by the Trustees.

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In addition, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain Securities (such as convertible bonds, U.S. government securities and tax-exempt securities) are determined based on market quotations collected before the close of the NYSE. Occasionally, events affecting the value of such Securities may occur between the time of the determination of value and the close of the NYSE, which, in the absence of fair value prices, would not be reflected in the computation of the fund’s net asset value. If events materially affecting the value of such Securities occur during such period, then these Securities will be valued by Putnam Management at their fair value following procedures approved by the Trustees. It is expected that any such instance would be very rare.

The fair value of Securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such Securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a Security at a given point in time and does not reflect an actual market price.

The fund may also value its Securities at fair value under other circumstances pursuant to procedures approved by the Trustees.

Money Market Funds

“Retail money market funds” and “government money market funds” each as defined by Rule 2a-7 under the 1940 Act generally value their portfolio securities at amortized cost according to Rule 2a-7 under the 1940 Act.

Since the net income of a money market fund is declared as a dividend each time it is determined, the net asset value per share of a retail money market fund and government money market fund typically remains at $1.00 per share immediately after such determination and dividend declaration. Any increase in the value of a shareholder’s investment in a money market fund representing the reinvestment of dividend income is reflected by an increase in the number of shares of that fund in the shareholder’s account on the last business day of each month. It is expected that a money market fund’s net income will normally be positive each time it is determined. However, if because of realized losses on sales of portfolio investments, a sudden rise in interest rates, or for any other reason the net income of a fund determined at any time is a negative amount, a money market fund may offset such amount allocable to each then shareholder’s account from dividends accrued during the month with respect to such account. If, at the time of payment of a dividend, such negative amount exceeds a shareholder’s accrued dividends, a money market fund may reduce the number of outstanding shares by treating the shareholder as having contributed to the capital of the fund that number of full and fractional shares which represent the amount of the excess. Each shareholder is deemed to have agreed to such contribution in these circumstances by his or her investment in a money market fund.

INVESTOR SERVICES

Shareholder Information

Each time shareholders buy or sell shares, a statement confirming the transaction and listing their current share balance will be made available for viewing electronically or delivered via mail. (Under certain investment plans, a statement may only be sent quarterly.) The fund also sends annual and semiannual reports that keep shareholders informed about its portfolio and performance, and year-end tax information to simplify their recordkeeping. To help shareholders take full advantage of their Putnam investment, publications covering many topics of interest to investors are available on our website or from Putnam Investor Services. Shareholders may call Putnam Investor Services toll-free weekdays at 1-800-225-1581 between 8:00 a.m. and 8:00 p.m. Eastern

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Time for more information, including account balances. Shareholders can also visit the Putnam website at http://www.putnam.com.

Your Investing Account

The following information provides more detail concerning the operation of a Putnam Investing Account. For further information or assistance, investors should consult Putnam Investor Services. Shareholders who purchase shares through an employer-sponsored retirement plan should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

A shareholder may reinvest a cash distribution without a front-end sales charge or without the reinvested shares being subject to a CDSC, as the case may be, by delivering to Putnam Investor Services the uncashed distribution check. Putnam Investor Services must receive the properly endorsed check within 1 year after the date of the check.

The Investing Account also provides a way to accumulate shares of the fund. In most cases, after an initial investment, a shareholder may send checks to Putnam Investor Services, made payable to the fund, to purchase additional shares at the applicable public offering price next determined after Putnam Investor Services receives the check. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars.

Putnam Investor Services acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, shares will be purchased through the investment dealer designated by the shareholder. Shareholders may change investment dealers at any time by written notice to Putnam Investor Services, provided the new dealer has a sales agreement with Putnam Retail Management.

Shares credited to an account are transferable upon written instructions in good order to Putnam Investor Services and may be sold to the fund as described under "How do I sell or exchange fund shares?" in the prospectus. Putnam funds no longer issue share certificates. A shareholder may send to Putnam Investor Services any certificates which have been previously issued to enable more convenient maintenance of the account as a book-entry account.

Putnam Retail Management, at its expense, may provide certain additional reports and administrative material to qualifying institutional investors with fiduciary responsibilities to assist these investors in discharging their responsibilities. Institutions seeking further information about this service should contact Putnam Retail Management, which may modify or terminate this service at any time.

The fund pays Putnam Investor Services' fees for maintaining Investing Accounts.

Checkwriting Privilege. For those funds that allow shareholders, as disclosed in the prospectus, to redeem shares by check, Putnam is currently waiving the minimum per-check amount stated in the prospectus.

Reinstatement Privilege

An investor who has redeemed shares of the fund may reinvest within 90 days of such redemption the proceeds of such redemption in shares of the same class of the fund, or may reinvest within 90 days of such redemption the proceeds in shares of the same class of one of the other continuously offered Putnam funds (through the exchange privilege described in the prospectus), including, in the case of shares subject to a CDSC, the amount of CDSC charged on the redemption. Any such reinvestment would be at the net asset value of the shares of the fund(s) the investor selects, next determined after Putnam Retail Management receives a Reinstatement Authorization. The time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions and, in the case of class B shares, the eight-year period for conversion to class A

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shares. Reinstatements into class B, class C or class M shares may be permitted even if the resulting purchase would otherwise be rejected for causing a shareholder’s investments in such class to exceed the applicable investment maximum. Shareholders will receive from Putnam Retail Management the amount of any CDSC paid at the time of redemption as part of the reinstated investment, which may be treated as capital gains to the shareholder for tax purposes.

Exercise of the Reinstatement Privilege does not alter the federal income tax treatment of any capital gains realized on a sale of fund shares, but to the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the fund, some or all of the loss may be disallowed as a deduction. Consult your tax adviser. Investors who desire to exercise the Reinstatement Privilege should contact their investment dealer or Putnam Investor Services.

Exchange Privilege

Except as otherwise set forth in this section, by calling Putnam Investor Services, investors may exchange shares valued in the aggregate up to $500,000 between accounts with identical registrations, provided that no certificates are outstanding for such shares. During periods of unusual market changes and shareholder activity, shareholders may experience delays in contacting Putnam Investor Services by telephone to exercise the telephone exchange privilege.

Putnam Investor Services also makes exchanges promptly after receiving a properly completed Exchange Authorization Form and, if issued, share certificates. If the shareholder is a corporation, partnership, agent, or surviving joint owner, Putnam Investor Services will require additional documentation of a customary nature. Because an exchange of shares involves the redemption of fund shares and reinvestment of the proceeds in shares of another Putnam fund, completion of an exchange may be delayed under unusual circumstances if the fund were to suspend redemptions or postpone payment for the fund shares being exchanged, in accordance with federal securities laws. Exchange Authorization Forms and prospectuses of the other Putnam funds are available from Putnam Retail Management or investment dealers having sales contracts with Putnam Retail Management. The prospectus of each fund describes its goal(s) and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Shares of certain Putnam funds are not available to residents of all states. The fund reserves the right to change or suspend the exchange privilege at any time. Shareholders would be notified of any change or suspension. Additional information is available from Putnam Investor Services at 1-800-225-1581.

Shareholders of other Putnam funds may also exchange their shares at net asset value for shares of the fund, as set forth in the current prospectus of each fund. Exchanges from Putnam Money Market Fund, Putnam Government Money Market Fund or Putnam Short Duration Income Fund into another Putnam fund may be subject to an initial sales charge.

For federal income tax purposes, an exchange is a sale on which the investor generally will realize a capital gain or loss depending on whether the net asset value at the time of the exchange is more or less than the investor's basis.

Same-Fund Exchange Privilege. Class A shareholders who are eligible to purchase class Y, class R5 or class R6 shares may exchange their class A shares for class Y, class R5, or class R6 shares of the same fund, provided that such shares are offered to residents of the shareholder’s state, that the class A shares are no longer subject to a CDSC and, in the case of class R5 and class R6 shares, the shares are available through the relevant retirement plan.

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Class C shareholders who are eligible to purchase class A shares without a sales charge because the shareholders are (i) clients of broker-dealers, financial institutions, financial intermediaries or registered investment advisors that are approved by Putnam Retail Management and charge a fee for advisory or investment services or (ii) clients of broker-dealers, financial institutions, or financial intermediaries that have entered into an agreement with Putnam Retail Management to offer shares through a fund ‘supermarket’ or retail self-directed brokerage account (with or without the imposition of a transaction fee) may exchange their class C shares for class A shares of the same fund, provided that (i) the class C shares are no longer subject to a CDSC and (ii) class A shares of such fund are offered to residents of the shareholder’s state.

Class C shareholders who are eligible to purchase class Y shares may exchange their class C shares for class Y shares of the same fund, provided that the class C shares are no longer subject to a CDSC and class Y shares of such fund are offered to residents of the shareholder’s state.

Class M shareholders who are eligible to purchase class Y shares may exchange their Class M shares for class Y shares of the same fund, provided that class Y shares of such fund are offered to residents of the shareholder’s state.

Class R shareholders who are eligible to purchase class R5 or class R6 shares may exchange their class R shares for class R5 or class R6 shares of the same fund, provided that such shares are offered to residents of the shareholder’s state and are available through the relevant retirement plan.

Class R5 shareholders who are eligible to purchase class A, class R, class R6 or class Y shares may exchange their class R5 shares for class A, class R, class R6 or class Y shares of the same fund, provided that such shares are offered to residents of the shareholder’s state and are available through the relevant retirement plan.

Class R6 shareholders who are eligible to purchase class A, class R, class R5 or class Y shares may exchange their class R6 shares for class A, class R, class R5 or class Y shares of the same fund, provided that such shares are offered to residents of the shareholder’s state and are available through the relevant retirement plan.

Class Y shareholders who are eligible to purchase class A, class C, class R5 or class R6 shares may exchange their class Y shares for class A, class C, class R5 or class R6 shares of the same fund, provided that such shares are offered to residents of the shareholder’s state and, in the case of class R5 and class R6 shares, the shares are available through the relevant retirement plan. Class Y shareholders should be aware that the financial institution or intermediary through which they hold class Y shares may have the authority under its account or similar agreement to exchange class Y shares for class A or class C shares under certain circumstances, and none of the Putnam Funds, Putnam Retail Management or Putnam Investor Services are responsible for any actions taken by a shareholder’s financial institution or intermediary in this regard.

No sales charges or other charges will apply to any such exchange. For federal income tax purposes, a same-fund exchange is not expected to result in the realization by the investor of a capital gain or loss. Shareholders should be aware that (i) the same-fund exchange privilege may be effected only if permitted by a shareholder’s dealer of record, (ii) the same-fund exchange privilege may not be available for all accounts and may not be offered by all dealers, financial institutions and other intermediaries through which a shareholder may hold shares, and (iii) the dealer of record through whom a shareholder holds shares may be authorized (e.g., under its account or similar agreement with a shareholder) to reject any same-fund exchange. None of the Putnam funds, Putnam Retail Management or Putnam Investor Services are responsible for any determinations made, or any actions taken, by a shareholder’s dealer of record in respect of same-fund exchanges. To exchange shares under the same-fund exchange privilege, please contact your investment dealer or Putnam Investor Services.

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Dividends PLUS

Shareholders may invest the fund's distributions of net investment income or distributions combining net investment income and short-term capital gains in shares of the same class of another continuously offered Putnam fund (the "receiving fund") using the net asset value per share of the receiving fund determined on the date the fund's distribution is payable. No sales charge or CDSC will apply to the purchased shares. The prospectus of each fund describes its goal(s) and policies, and shareholders should obtain a prospectus and consider these goal(s) and policies carefully before investing their distributions in the receiving fund. Shares of certain Putnam funds are not available to residents of all states.

Shareholders of other Putnam funds may also use their distributions to purchase shares of the fund at net asset value.

For federal tax purposes, distributions from the fund which are reinvested in another fund are treated as paid by the fund to the shareholder and invested by the shareholder in the receiving fund and thus, to the extent composed of taxable income and deemed paid to a taxable shareholder, are taxable.

The Dividends PLUS program may be revised or terminated at any time.

Plans Available to Shareholders

The plans described below are fully voluntary and may be terminated at any time without the imposition by the fund or Putnam Investor Services of any penalty. All plans provide for automatic reinvestment of all distributions in additional shares of the fund at net asset value. The fund, Putnam Retail Management or Putnam Investor Services may modify or cease offering these plans at any time.

Systematic Withdrawal Plan ("SWP"). An investor who owns or buys shares of the fund valued at $5,000 or more at the current public offering price may open a SWP plan and have a designated sum of money ($50 or more) paid monthly, quarterly, semi-annually or annually to the investor or another person. (Payments from the fund can be combined with payments from other Putnam funds into a single check through a designated payment plan.) Shares are deposited in a plan account, and all distributions are reinvested in additional shares of the fund at net asset value (except where the plan is utilized in connection with a charitable remainder trust). Shares in a plan account are then redeemed at net asset value to make each withdrawal payment. Payment will be made to any person the investor designates; however, if shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary, except in the case of a profit-sharing or pension plan where payment will be made to a designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with a plan generally will result in a gain or loss for tax purposes. Some or all of the losses realized upon redemption may be disallowed pursuant to the so-called wash sale rules if shares of the same fund from which shares were redeemed are purchased (including through the reinvestment of fund distributions) within a period beginning 30 days before, and ending 30 days after, such redemption. In such a case, the basis of the replacement shares will be increased to reflect the disallowed loss. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The cost of administering these plans for the benefit of those shareholders participating in them is borne by the fund as an expense of all shareholders. The fund, Putnam Retail Management or Putnam Investor Services may terminate or change the terms of the plan at any time. A plan will be terminated if communications mailed to the shareholder are returned as undeliverable.

Investors should consider carefully with their own financial advisers whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The fund and Putnam Investor Services make no recommendations or representations in this regard.

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Tax-favored plans. (Not offered by funds investing primarily in Tax-exempt Securities.) Investors may purchase shares of the fund through the following Tax Qualified Retirement Plans, available to qualified individuals or organizations:

Standard and variable profit-sharing (including 401(k)) and money purchase pension plans; and Individual Retirement Account Plans (IRAs), including SIMPLE IRAs, Roth IRAs, SEP IRAs; and Coverdell Education savings plans.

Forms and further information on these Plans are available from investment dealers or from Putnam Retail Management. In addition, plan administration arrangements are available on an optional basis; contact Putnam Investor Services at 1-866-207-7261.

Consultation with a competent financial and tax adviser regarding these Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974, or otherwise, is recommended.

Automatic Rebalancing Arrangements. Putnam Retail Management or Putnam Investor Services may enter into arrangements with certain dealers which provide for automatic periodic rebalancing of shareholders’ accounts in Putnam funds. For more information about these arrangements, please contact Putnam Retail Management or Putnam Investor Services.

SIGNATURE GUARANTEES

Requests to redeem shares having a net asset value of $100,000 or more, or to transfer shares or make redemption proceeds payable to anyone other than the registered account owners, must be signed by all registered owners or their legal representatives and must be guaranteed by a bank, broker/dealer, municipal securities dealer or broker, credit union, national securities exchange, registered securities association, clearing agency, savings association or trust company, provided such institution is authorized and acceptable under and conforms with Putnam Investor Services’ signature guarantee procedures. A copy of such procedures is available upon request. In certain situations, for example, if you want your redemption proceeds sent to an address other than your address as it appears on Putnam’s records, you may also need to provide a signature guarantee. Putnam Investor Services usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact Putnam Investor Services at 1-800-225-1581 for more information on Putnam’s signature guarantee and documentation requirements.

REDEMPTIONS

Suspension of redemptions. The fund may not suspend shareholders’ right of redemption, or postpone payment for more than seven days, unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the Commission for protection of investors.

In-kind redemptions. To the extent consistent with applicable laws and regulations, the fund will consider satisfying all or a portion of a redemption request by distributing securities or other property in lieu of cash (“in-kind” redemptions). Any transaction costs or other expenses involved in liquidating securities received in an in-kind redemption will be borne by the redeeming investor. For information regarding procedures for in-kind redemptions, please contact Putnam Retail Management.

POLICY ON EXCESSIVE SHORT-TERM TRADING

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As disclosed in the prospectus of each fund other than Putnam Money Market Fund, Putnam Government Money Market Fund and Putnam Short Duration Income Fund, Putnam Management and the fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. Putnam Management’s Compliance Department currently uses multiple reporting tools in an attempt to detect short-term trading activity occurring in shareholder accounts. Putnam Management measures excessive short-term trading in the fund by the number of “round trip” transactions, as defined in the prospectus, above a specified dollar amount within a specified period of time. Generally, if an investor has been identified as having completed two “round trip” transactions with values of at least $25,000 within a rolling 90-day period, Putnam Management will issue the investor and/or his or her financial intermediary, if any, a written warning. To the extent that short-term trading activity continues, additional measures may be taken. Putnam Management’s practices for measuring excessive short-term trading activity and issuing warnings may change from time to time.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the fund or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund would be unable to meet its obligations. The likelihood of such circumstances appears to be remote.

DISCLOSURE OF PORTFOLIO INFORMATION

The Trustees of the Putnam funds have adopted policies with respect to the disclosure of the fund’s portfolio holdings by the fund, Putnam Management, or their affiliates. These policies provide that information about the fund’s portfolio generally may not be released to any party prior to (i) the day after the posting of such information on the Putnam Investments website, (ii) the filing of the information with the SEC in a required filing, or (iii) the dissemination of such information to all shareholders simultaneously. Certain limited exceptions pursuant to the fund’s policies are described below. The Trustees will periodically receive reports from the fund’s Chief Compliance Officer regarding the operation of these policies and procedures, including any arrangements to make non-public disclosures of the fund’s portfolio information to third parties. Putnam Management and its affiliates are not permitted to receive compensation or other consideration in connection with disclosing information about the fund’s portfolio holdings to third parties.

Public Disclosures

The fund’s portfolio holdings are currently disclosed to the public through filings with the SEC and postings on the Putnam Investments website. The fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of the fund’s fiscal year). In addition, money market funds file monthly reports of portfolio holdings on form N-MFP (with respect to the prior month). Shareholders may obtain the Form N-CSR, N-MFP and N-Q filings on the SEC’s website at http://www.sec.gov. In addition, Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Form N-CSR and N-Q filings are available upon filing and form N-MFP filings are available 60 days after each calendar month end. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

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For Putnam Money Market Fund and Putnam Government Money Market Fund, the following information is publicly available on the Putnam Investments website, www.putnam.com/individual, as disclosed in the following table. This information will remain available on the website for six months thereafter, after which the information can be found on the SEC’s website.

Information	Frequency of Disclosure	Date of Web Posting
Full Portfolio Holdings	Monthly	5 business days after the end of each month.

For Putnam Short Duration Income Fund, Putnam Management makes the fund’s portfolio information publicly available on the Putnam Investments website, www.putnam.com/individual, as disclosed in the following table.

Information	Frequency of Disclosure	Date of Web Posting
Full Portfolio Holdings	Monthly	On or after 5 business days after the end of each month.

For all other funds, Putnam Management also currently makes the fund’s portfolio information publicly available on the Putnam Investments website, www.putnam.com/individual, as disclosed in the following table.

Information(1)	Frequency of Disclosure	Date of Web Posting
Full Portfolio Holdings	Quarterly	Last business day of the month following the end of each calendar quarter
Top 10 Portfolio Holdings and other portfolio statistics	Monthly	Approximately 15 days after the end of each month

(1)	Putnam mutual funds that are not currently offered to the general public (“incubated” funds) do not post portfolio holdings on the Web, except to the extent required by applicable regulations. Full portfolio holdings for the Putnam RetirementReady® Funds, Retirement Income Fund Lifestyle 1, and Putnam Global Sector Fund, which invest solely in other Putnam funds, are posted on www.putnam.com/individual approximately 15 days after the end of each month. Please see these funds’ prospectuses for their target allocations.

The scope of the information relating to the fund’s portfolio that is made available on the website may change from time to time without notice. In addition, the posting of fund holdings may be delayed in some instances for technical reasons.

Putnam Management or its affiliates may include fund portfolio information that has already been made public through a Web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that, in the case of information made public through the Web, the information is disclosed no earlier than the day after the date of posting to the website.

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Other Disclosures

In order to address potential conflicts between the interest of fund shareholders, on the one hand, and those of Putnam Management, Putnam Retail Management or any affiliated person of those entities or of the fund, on the other hand, the fund’s policies require that non-public disclosures of information regarding the fund’s portfolio may be made only if there is a legitimate business purpose consistent with fiduciary duties to all shareholders of the fund. In addition, the party receiving the non-public information must sign a non-disclosure agreement unless otherwise approved by the Chief Compliance Officer of the fund. Arrangements to make non-public disclosures of the fund’s portfolio information must be approved by the Chief Compliance Officer of the fund. The Chief Compliance Officer will report on an ongoing basis to a committee of the fund’s Board of Trustees consisting only of Trustees who are not “interested persons” of the fund or Putnam Management regarding any such arrangement that the fund may enter into with third parties other than service providers to the fund.

The fund periodically discloses its portfolio information on a confidential basis to various service providers that require such information in order to assist the fund with its day-to-day business affairs. In addition to Putnam Management and its affiliates, including Putnam Investor Services and PRM, these service providers include the fund’s custodian (State Street Bank and Trust Company) and any sub-custodians (including one or more sub-custodians for each non-U.S. market in which the fund purchases securities), pricing services (including IDC, Reuters, Markit, Statpro, Standard & Poors, Bloomberg, ICE ClearCredit, LCH Swapclear, PriceServ and CME Group), independent registered public accounting firm (KPMG LLP or PricewaterhouseCoopers LLP), legal counsel (Ropes & Gray LLP and, for funds sold in Japan, Mori Hamada & Matsumoto), financial printer and filing agent (McMunn Associates, Inc., Newsfile Corp.), proxy voting service (Glass, Lewis & Co) and securities lending agent (Goldman Sachs Bank USA). These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the fund.

The fund may also periodically provide non-public information about its portfolio holdings to rating and ranking organizations and other providers of industry data, such as Lipper Inc., Morningstar Inc., Bloomberg and Thomson Reuters, in connection with those firms’ research on and classification of the fund and in order to gather information about how the fund’s attributes (such as volatility, turnover, and expenses) compare with those of peer funds. The fund may also periodically provide non-public information about its portfolio holdings to consultants that provide portfolio analysis services or other investment research or trading analytics. Such recipients of portfolio holdings include Barclays, Factset, ITG, Bloomberg and Credit Suisse. Any such rating, ranking, or consulting or other firm would be required to keep the fund’s portfolio information confidential and would be prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the fund. Such firms may receive portfolio holdings information only from certain funds (such as equity funds or fixed income funds) and such information may be provided in greater or lesser detail depending on the nature of the services provided by the relevant firm.

INFORMATION SECURITY RISKS

Cyber security risk. With the increased use of interconnected technologies such as the Internet and the dependence on computer systems to perform necessary business functions, investment companies such as the fund and its service providers may be prone to operational, information security and related risks resulting from third-party cyber-attacks and/or other technological malfunctions. Cyber-attacks may include stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security or technology breakdowns of, the fund or its adviser, custodian, transfer agent, or other affiliated or third-party service providers may adversely affect the fund and its shareholders. For example, cyber-attacks may interfere with the processing of shareholder transactions, impact

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the fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential fund information, impede trading, cause reputational damage, and subject the fund or others to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Similar types of cyber security risks also are present for issuers of securities in which the fund invests, which could result in material adverse consequences for such issuers, and may cause the fund’s investment in such securities to lose value. The fund and Putnam Investments may have limited ability to prevent or mitigate cyber-attacks or security or technology breakdowns affecting the fund’s third-party service providers. While Putnam has established business continuity plans and systems designed to prevent or reduce the impact of cyber-attacks, such plans and systems are subject to inherent limitations.

PROXY VOTING GUIDELINES AND PROCEDURES

The Trustees of the Putnam funds have established proxy voting guidelines and procedures that govern the voting of proxies for the securities held in the funds’ portfolios. The proxy voting guidelines summarize the funds’ positions on various issues of concern to investors, and provide direction to the proxy voting service used by the funds as to how fund portfolio securities should be voted on proposals dealing with particular issues. The proxy voting procedures explain the role of the Trustees, Putnam Management, the proxy voting service and the funds’ proxy manager in the proxy voting process, describe the procedures for referring matters involving investment considerations to the investment personnel of Putnam Management and describe the procedures for handling potential conflicts of interest. The Putnam funds’ proxy voting guidelines and procedures are included in this SAI as Appendix A. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015 is available on the Putnam Individual Investor website, www.putnam.com/individual, and on the SEC’s website at www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures by calling Putnam’s Shareholder Services at 1-800-225-1581.

SECURITIES RATINGS

The ratings of securities in which the fund may invest will be measured at the time of purchase and, to the extent a security is assigned a different rating by one or more of the various rating agencies, Putnam Management may use the highest rating assigned by any agency. Putnam Management will not necessarily sell an investment if its rating is reduced. Below are descriptions of ratings, as provided by the rating agencies, which represent opinions as to the quality of various debt instruments.

Moody’s Investors Service, Inc.

Global Long-Term Rating Scale (original maturity of 1 year or more)

Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba – Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

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Caa – Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C – Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Global Short-Term Rating Scale (original maturity of 13 months or less)

P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

US Municipal Short-Term Obligation Ratings

MIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG – This designation denotes speculative grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

US Municipal Demand Obligation Ratings

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VMIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor’s

Long-Term Issue Credit Ratings (original maturity of one year or more)

AAA – An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC and C – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the lowest degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB – An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B – An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

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CCC – An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC – An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C – An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D – An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Note: The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings (original maturity of 365 days or less)

A-1 – A short-term obligation rated’A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 – A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 – A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B – A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C – A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D – A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the due date, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will

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be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Municipal Short-Term Note Ratings (original maturity of 3 years or less)

SP-1 – Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 – Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 – Speculative capacity to pay principal and interest.

Fitch Ratings

Long-Term Rating Scales

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB – Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB – Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B – Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC – Substantial credit risk. Default is a real possibility.

CC – Very high levels of credit risk. Default of some kind appears probable.

C – Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
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b.	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or
c.	Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD – Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a.	the selective payment default on a specific class or currency of debt;
b.	the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
c.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or
d.	execution of a distressed debt exchange on one or more material financial obligations.

D – Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Issuer Default Rating (IDR) category, or to Long-Term IDR categories below ‘B’.

Short-Term Ratings

F1 – Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 – Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 – Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

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B – Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C – High short-term default risk. Default is a real possibility.

RD – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

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Appendix A

Proxy voting guidelines of the Putnam funds

The proxy voting guidelines below summarize the funds’ positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds’ proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Director of Proxy Voting and Corporate Governance (“Proxy Voting Director”), a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds’ proxies.

The proxy voting guidelines are just that – guidelines. The guidelines are not exhaustive and do not address all potential voting issues. Because the circumstances of individual companies are so varied, there may be instances when the funds do not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Voting Director’s attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management’s investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Voting Director of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals submit a written recommendation to the Proxy Voting Director and the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing referral items under the funds’ “Proxy Voting Procedures.” The Proxy Voting Director, in consultation with a senior member of the Office of the Trustees and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds’ proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals submitted by management and approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Trustees of the Putnam funds are committed to promoting strong corporate governance practices and encouraging corporate actions that enhance shareholder value through the judicious voting of the funds’ proxies. It is the funds’ policy to vote their proxies at all shareholder meetings where it is practicable to do so. In furtherance of this, the funds’ have requested that their securities lending agent recall each domestic issuer’s voting securities that are on loan, in advance of the record date for the issuer’s shareholder meetings, so that the funds may vote at the meetings.

The Putnam funds will disclose their proxy votes not later than August 31 of each year for the most recent 12-month period ended June 30, in accordance with the timetable established by SEC rules.

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I.       BOARD-APPROVED PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds’ intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds’ proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds’ proxies will be voted for board-approved proposals, except as follows:

Matters relating to the Board of Directors

Uncontested Election of Directors

The funds’ proxies will be voted for the election of a company’s nominees for the board of directors, except as follows:

➢	The funds will withhold votes from the entire board of directors if
•	the board does not have a majority of independent directors,
•	the board has not established independent nominating, audit, and compensation committees,
•	the board has more than 19 members or fewer than five members, absent special circumstances,
•	the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company cast at its previous two annual meetings, or
•	the board has adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.
➢	The funds will on a case-by-case basis withhold votes from the entire board of directors, or from particular directors as may be appropriate, if the board has approved compensation arrangements for one or more company executives that the funds determine are unreasonably excessive relative to the company’s performance or has otherwise failed to observe good corporate governance practices.
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➢	The funds will withhold votes from any nominee for director:
•	who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),
•	who attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),
•	of a public company (Company A) who is employed as a senior executive of another company (Company B), if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”),
•	who serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board), or
•	who is a member of the governance or other responsible committee, if the company has adopted without shareholder approval a bylaw provision shifting legal fees and costs to unsuccessful plaintiffs in intra-corporate litigation.

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an “independent director” is a director who (1) meets all requirements to serve as an independent director of a company under the NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company including employment of an immediate family member as an executive officer), and (2) has not within the last three years accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds’ Trustees believe that the recent (i.e., within the last three years) receipt of any amount of compensation for services other than service as a director raises significant independence issues.

Board size: The funds’ Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company’s board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds’ Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other

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directors with substantially full-time employment) who serve on more than a few outside boards. The funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds’ Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members’ individual relationships, but also on the board’s overall attitude toward management and shareholders. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence or otherwise, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interests of shareholders. Such instances may include cases where a board of directors has approved compensation arrangements for one or more members of management that, in the judgment of the funds’ Trustees, are excessive by reasonable corporate standards relative to the company’s record of performance. It may also represent a disregard for the interests of shareholders if a board of directors fails to register an appropriate response when a director who fails to win the support of a majority of shareholders in an election (sometimes referred to as a “rejected director”) continues to serve on the board. While the Trustees recognize that it may in some circumstances be appropriate for a rejected director to continue his or her service on the board, steps should be taken to address the concerns reflected by the shareholders’ lack of support for the rejected director. Adopting a fee-shifting bylaw provision without shareholder approval, which may discourage legitimate shareholders lawsuits as well as frivolous ones, is another example of disregard for shareholder interests.

Contested Elections of Directors

➢	The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

➢	The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds’ Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for proposals that have been approved by a majority independent board, and on a case-by-case basis on proposals that have been approved by a board that fails to

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meet the guidelines’ basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company’s long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

➢	Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).
➢	The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).
➢	The funds will vote against any stock option or restricted stock plan where the company’s actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.
➢	The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize a replacement or repricing of underwater options).
➢	The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.
➢	Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.
➢	The funds will vote for proposals to approve a company’s executive compensation program (i.e., “say on pay” proposals in which the company’s board proposes that shareholders indicate their support for the company’s compensation philosophy, policies, and practices), except that the funds will vote against the proposal if the company is assigned to the lowest category, through independent third party benchmarking performed by the funds’ proxy voting service, for the correlation of the company’s executive compensation program with its performance.
➢	The funds will vote for bonus plans under which payments are treated as performance-based compensation that is deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended, except that the funds will vote on a case-by-case basis if any of the following circumstances exist:
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the amount per employee under the plan is unlimited, or

the plan’s performance criteria is undisclosed, or

the company is assigned to the lowest category, through independent third party benchmarking performed by the funds’ proxy voting service, for the correlation of the company’s executive compensation program with its performance.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. However, the funds may vote against these or other executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, where a company fails to provide transparent disclosure of executive compensation, or, in some instances, where independent third-party benchmarking indicates that compensation is inadequately correlated with performance, relative to peer companies. (Examples of excessive executive compensation may include, but are not limited to, equity incentive plans that exceed the dilution criteria noted above, excessive perquisites, performance-based compensation programs that do not properly correlate reward and performance, “golden parachutes” or other severance arrangements that present conflicts between management’s interests and the interests of shareholders, and “golden coffins” or unearned death benefits.) In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization

Many proxy proposals involve changes in a company’s capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company’s capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

➢	The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).
➢	The funds will vote for proposals to effect stock splits (excluding reverse stock splits).
➢	The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company’s capitalization, including

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the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder’s investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company’s assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

➢	The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a “shell” company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws – notably Delaware – provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

Anti-Takeover Measures

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company’s board of directors. These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

➢	The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and
➢	The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds’ Trustees recognize that poison pills and fair price provisions may enhance or protect shareholder value under certain circumstances. For instance, where a company has incurred significant operating losses, a shareholder rights plan may be appropriately tailored to protect shareholder value by preserving a company’s net operating losses. Thus, the funds will consider proposals to approve such matters on a case-by-case basis.

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Other Business Matters

Many proxies involve approval of routine business matters, such as changing a company’s name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

➢	The funds will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary to effect stock splits, to change a company’s name or to authorize additional shares of common stock).
➢	The funds will vote against authorization to transact other unidentified, substantive business at the meeting.
➢	The funds will vote on a case-by-case basis on proposals to ratify the selection of independent auditors if there is evidence that the audit firm’s independence or the integrity of an audit is compromised.
➢	The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments (for example, amendments implementing proxy access proposals) and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view these items as routine business matters. Putnam Management’s investment professionals and the funds’ proxy voting service may also bring to the Proxy Voting Director’s attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

The fund’s proxy voting service may identify circumstances that call into question an audit firm’s independence or the integrity of an audit. These circumstances may include recent material restatements of financials, unusual audit fees, egregious contractual relationships, and aggressive accounting policies. The funds will consider proposals to ratify the selection of auditors in these circumstances on a case-by-case basis. In all other cases, given the existence of rules that enhance the independence of audit committees and auditors by, for example, prohibiting auditors from performing a range of non-audit services for audit clients, the funds will vote for the ratification of independent auditors.

II.       SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of the company’s corporate governance structure or to change some aspect of its business operations. The funds generally will

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vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

➢	The funds will vote on a case-by-case basis on shareholder proposals requiring that the chairman’s position be filled by someone other than the chief executive officer.
➢	The funds will vote for shareholder proposals asking that director nominees receive support from holders of a majority of votes cast or a majority of shares outstanding in order to be (re)elected.
➢	The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.
➢	The funds will vote for shareholder proposals to eliminate supermajority vote requirements in the company’s charter documents.
➢	The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.
➢	The funds will vote for shareholder proposals to amend a company’s charter documents to permit shareholders to call special meetings, but only if both of the following conditions are met:
•	the proposed amendment limits the right to call special meetings to shareholders holding at least 15% of the company’s outstanding shares, and
•	applicable state law does not otherwise provide shareholders with the right to call special meetings.
➢	The funds will vote on a case-by-case basis on shareholder proposals relating to proxy access.
➢	The funds will vote for shareholder proposals requiring companies to make cash payments under management severance agreements only if both of the following conditions are met:
•	the company undergoes a change in control, and
•	the change in control results in the termination of employment for the person receiving the severance payment.
➢	The funds will vote for shareholder proposals requiring companies to accelerate vesting of equity awards under management severance agreements only if both of the following conditions are met:
•	the company undergoes a change in control, and
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•	the change in control results in the termination of employment for the person receiving the severance payment.
➢	The funds will vote on a case-by-case basis on shareholder proposals to limit a company’s ability to make excise tax gross-up payments under management severance agreements.
➢	The funds will vote on a case-by-case basis on shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met.
➢	The funds will vote for shareholder proposals calling for the company to obtain shareholder approval for any future golden coffins or unearned death benefits (payments or awards of unearned salary or bonus, accelerated vesting or the continuation of unvested equity awards, perquisites or other payments or awards in respect of an executive following his or her death), and for shareholder proposals calling for the company to cease providing golden coffins or unearned death benefits.
➢	The funds will vote for shareholder proposals requiring a company to report on its executive retirement benefits (e.g., deferred compensation, split-dollar life insurance, SERPs and pension benefits).
➢	The funds will vote for shareholder proposals requiring a company to disclose its relationships with executive compensation consultants (e.g., whether the company, the board or the compensation committee retained the consultant, the types of services provided by the consultant over the past five years, and a list of the consultant’s clients on which any of the company’s executives serve as a director).
➢	The funds will vote for shareholder proposals that are consistent with the funds’ proxy voting guidelines for board-approved proposals.
➢	The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: The funds’ Trustees believe that effective corporate reforms should be promoted by holding boards of directors – and in particular their independent directors – accountable for their actions, rather than by imposing additional legal restrictions on board governance through piecemeal proposals. As stated above, the funds’ Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis. The funds will also consider proposals requiring that the chairman’s position be filled by someone

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other than the company’s chief executive officer on a case-by-case basis, recognizing that in some cases this separation may advance the company’s corporate governance while in other cases it may be less necessary to the sound governance of the company. The funds will take into account the level of independent leadership on a company’s board in evaluating these proposals.

However, the funds generally support shareholder proposals to implement majority voting for directors, observing that majority voting is an emerging standard intended to encourage directors to be attentive to shareholders’ interests. The funds also generally support shareholder proposals to declassify a board, to eliminate supermajority vote requirements, or to require shareholder approval of shareholder rights plans. The funds’ Trustees believe that these shareholder proposals further the goals of reducing management entrenchment and conflicts of interest, and aligning management’s interests with shareholders’ interests in evaluating proposed acquisitions of the company. The Trustees also believe that shareholder proposals to limit severance payments may further these goals in some instances. In general, the funds favor arrangements in which severance payments are made to an executive only when there is a change in control and the executive loses his or her job as a result. Arrangements in which an executive receives a payment upon a change of control even if the executive retains employment introduce potential conflicts of interest and may distract management focus from the long term success of the company.

In evaluating shareholder proposals that address severance payments, the funds distinguish between cash and equity payments. The funds generally do not favor cash payments to executives upon a change in control transaction if the executive retains employment. However, the funds recognize that accelerated vesting of equity incentives, even without termination of employment, may help to align management and shareholder interests in some instances, and will evaluate shareholder proposals addressing accelerated vesting of equity incentive payments on a case-by-case basis.

When severance payments exceed a certain amount based on the executive’s previous compensation, the payments may be subject to an excise tax. Some compensation arrangements provide for full excise tax gross-ups, which means that the company pays the executive sufficient additional amounts to cover the cost of the excise tax. The funds are concerned that the benefits of providing full excise tax gross-ups to executives may be outweighed by the cost to the company of the gross-up payments. Accordingly, the funds will vote on a case-by-case basis on shareholder proposals to curtail excise tax gross-up payments. The funds generally favor arrangements in which severance payments do not trigger an excise tax or in which the company’s obligations with respect to gross-up payments are limited in a reasonable manner.

The funds’ Trustees believe that performance-based compensation can be an effective tool for aligning management and shareholder interests. However, to fulfill its purpose, performance compensation should only be paid to executives if the performance targets are actually met. A significant restatement of financial results or a significant extraordinary write-off may reveal that executives who were previously paid performance compensation did not actually deliver the required business performance to earn that compensation. In these circumstances, it may be appropriate for the company to recoup this performance compensation. The funds will consider on a case-by-case basis shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off,

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performance-based bonuses or awards paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met. The funds do not believe that such a policy should necessarily disadvantage a company in recruiting executives, as executives should understand that they are only entitled to performance compensation based on the actual performance they deliver.

The funds’ Trustees disfavor golden coffins or unearned death benefits, and the funds will generally support shareholder proposals to restrict or terminate these practices. The Trustees will also consider whether a company’s overall compensation arrangements, taking all of the pertinent circumstances into account, constitute excessive compensation or otherwise reflect poorly on the corporate governance practices of the company. As the Trustees evaluate these matters, they will be mindful of evolving practices and legislation relevant to executive compensation and corporate governance.

The funds’ Trustees also believe that shareholder proposals that are intended to increase transparency, particularly with respect to executive compensation, without establishing rigid restrictions upon a company’s ability to attract and motivate talented executives, are generally beneficial to sound corporate governance without imposing undue burdens. The funds will generally support shareholder proposals calling for reasonable disclosure.

III.       VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may hold, and have an opportunity to vote, shares in non-U.S. issuers – i.e., issuers that are incorporated under the laws of foreign jurisdictions and whose shares are not listed on a U.S. securities exchange or the NASDAQ stock market.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company’s stock on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management’s investment professionals.

In addition, some non-U.S. markets require that a company’s shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the shareholder to be able to vote at the meeting. This practice is known as “share re-registration.” As a result, shareholders, including the funds, are not able to trade in that company’s stock until the shares are re-registered back in the name of the local custodian or nominee following the meeting. In countries where share re-registration is practiced, the funds will generally not vote proxies.

Protection for shareholders of non-U.S. issuers may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders than do U.S. laws. As a result, the guidelines applicable to U.S. issuers, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers. However, the

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funds will vote proxies of non-U.S. issuers in accordance with the guidelines applicable to U.S. issuers except as follows:

Uncontested Board Elections

China, India, Indonesia, Philippines, Taiwan and Thailand

➢	The funds will withhold votes from the entire board of directors if
•	fewer than one-third of the directors are independent directors, or
•	the board has not established audit, compensation and nominating committees each composed of a majority of independent directors.

Commentary: Whether a director is considered “independent” or not will be determined by reference to local corporate law or listing standards.

Europe ex-United Kingdom

➢	The funds will withhold votes from the entire board of directors if
•	the board has not established audit and compensation committees each composed of a majority of independent, non-executive directors, or
•	the board has not established a nominating committee composed of a majority of independent directors.

Commentary: An “independent director” under the European Commission’s guidelines is one who is free of any business, family or other relationship, with the company, its controlling shareholder or the management of either, that creates a conflict of interest such as to impair his judgment. A “non-executive director” is one who is not engaged in the daily management of the company.

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Germany

➢	For companies subject to “co-determination,” the funds will vote for the election of nominees to the supervisory board, except that the funds will vote on a case-by-case basis for any nominee who is either an employee of the company or who is otherwise affiliated with the company (as determined by the funds’ proxy voting service).
➢	The funds will withhold votes for the election of a former member of the company’s managerial board to chair of the supervisory board.

Commentary: German corporate governance is characterized by a two-tier board system—a managerial board composed of the company’s executive officers, and a supervisory board. The supervisory board appoints the members of the managerial board. Shareholders elect members of the supervisory board, except that in the case of companies with a large number of employees, company employees are allowed to elect some of the supervisory board members (one-half of supervisory board members are elected by company employees at companies with more than 2,000 employees; one-third of the supervisory board members are elected by company employees at companies with more than 500 employees but fewer than 2,000). This “co-determination” practice may increase the chances that the supervisory board of a large German company does not contain a majority of independent members. In this situation, under the Fund’s proxy voting guidelines applicable to U.S. issuers, the funds would vote against all nominees. However, in the case of companies subject to “co-determination” and with the goal of supporting independent nominees, the Funds will vote for supervisory board members who are neither employees of the company nor otherwise affiliated with the company.

Consistent with the funds’ belief that the interests of shareholders are best protected by boards with strong, independent leadership, the funds will withhold votes for the election of former chairs of the managerial board to chair of the supervisory board.

Hong Kong

➢	The funds will withhold votes from the entire board of directors if
•	fewer than one-third of the directors are independent directors, or
•	the board has not established audit, compensation and nominating committees each with at least a majority of its members being independent directors, or
•	the chair of the audit, compensation or nominating committee is not an independent director.

Commentary. For purposes of these guidelines, an “independent director” is a director that has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in the Rules Governing the Listing of Securities on the Stock Exchange of Hong Kong Limited Section 3.13.

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Italy

➢	The funds will withhold votes from any director not identified in the proxy materials.

Commentary: In Italy, companies have the right to nominate co-opted directors for election to the board at the next annual general meeting, but do not have to indicate, until the day of the annual meeting, whether or not they are nominating a co-opted director for election. When a company does not explicitly state in its proxy materials that co-opted directors are standing for election, shareholders will not know for sure who the board nominees are until the actual meeting occurs. The funds will withhold support from any such co-opted director on the grounds that there was insufficient information for evaluation before the meeting.

Japan

➢	For companies that have established a U.S.-style corporate governance structure, the funds will withhold votes from the entire board of directors if
•	the board does not have a majority of outside directors,
•	the board has not established nominating and compensation committees composed of a majority of outside directors, or
•	the board has not established an audit committee composed of a majority of independent directors.
➢	The funds will withhold votes for the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate governance structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

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Korea

➢	The funds will withhold votes from the entire board of directors if
•	fewer than half of the directors are outside directors,
•	the board has not established a nominating committee with at least half of the members being outside directors, or
•	the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.
➢	The funds will vote withhold votes from nominees to the audit committee if the board has not established an audit committee composed of (or proposed to be composed of) at least three members, and of which at least two-thirds of its members are (or will be) outside directors.

Commentary: For purposes of these guidelines, an “outside director” is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair the performance his or her duties impartially with respect to the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

Malaysia

➢	The funds will withhold votes from the entire board of directors if
•	in the case of a board with an independent director serving as chair, fewer than one-third of the directors are independent directors; or, in the case of a board not chaired by an independent director, less than a majority of the directors are independent directors,
•	the board has not established audit and nominating committees with at least a majority of the members being independent directors and all of the members being non-executive directors, or
•	the board has not established a compensation committee with at least a majority of the members being non-executive directors.

Commentary. For purposes of these guidelines, an “independent director” is a director who has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in the Malaysia Code of

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Corporate Governance, Commentary to Recommendation 3.1. A “non-executive director” is a director who does not take on primary responsibility for leadership of the company.

Russia

➢	The funds will vote on a case-by-case basis for the election of nominees to the board of directors.

Commentary: In Russia, director elections are typically handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in “regular” voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.

In Russia, as in some other emerging markets, standards of corporate governance are usually behind those in developed markets. Rather than vote against the entire board of directors, as the funds generally would in the case of a company whose board fails to meet the funds’ standards for independence, the funds may, on a case by case basis, cast all of their votes for one or more independent director nominees. The funds believe that it is important to increase the number of independent directors on the boards of Russian companies to mitigate the risks associated with dominant shareholders.

Singapore

➢	The funds will withhold votes from the entire board of directors if
•	in the case of a board with an independent director serving as chair, fewer than one-third of the directors are independent directors; or, in the case of a board not chaired by an independent director, fewer than half of the directors are independent directors,
•	the board has not established audit and compensation committees, each with an independent director serving as chair, with at least a majority of the members being independent directors, and with all of the directors being non-executive directors, or
•	the board has not established a nominating committee, with an independent director serving as chair, and with at least a majority of the members being independent directors.

Commentary: For purposes of these guidelines, an “independent director” is a director that has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in the Singapore Code of Corporate Governance, Guideline 2.3. A “non-executive director” is a director who is not employed with the company.

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United Kingdom

➢     The funds will withhold votes from the entire board of directors if

•	fewer than half of the directors are independent non-executive directors,
•	the board has not established a nomination committee composed of a majority of independent non-executive directors, or
•	the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely independent non-executive directors, provided that, to the extent permitted under the United Kingdom’s Combined Code on Corporate Governance, the company chairman may serve on (but not serve as chairman of) the compensation and audit committees if the chairman was considered independent upon his or her appointment as chairman.
➢	The funds will withhold votes from any nominee for director who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director, such as investment banking, consulting, legal, or financial advisory fees.
➢	The funds will vote for proposals to amend a company’s articles of association to authorize boards to approve situations that might be interpreted to present potential conflicts of interest affecting a director.

Commentary:

Application of guidelines: Although the United Kingdom’s Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, the funds’ Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will generally be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director’s independence. Company chairmen in the U.K. are generally considered affiliated upon appointment as chairman due to the nature of the position of chairman. Consistent with the Combined Code, a company chairman who was considered independent upon appointment as chairman: may serve as a member of, but not as the chairman of, the compensation (remuneration) committee; and, in the case of smaller companies, may serve as a member of, but not as the chairman of, the audit committee.

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Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Conflicts of interest: The Companies Act 2006 requires a director to avoid a situation in which he or she has, or can have, a direct or indirect interest that conflicts, or possibly may conflict, with the interests of the company. This broadly written requirement could be construed to prevent a director from becoming a trustee or director of another organization. Provided there are reasonable safeguards, such as the exclusion of the relevant director from deliberations, the funds believe that the board may approve this type of potential conflict of interest in its discretion.

All other jurisdictions

➢	The funds will vote for supervisory board nominees when the supervisory board meets the funds’ independence standards, otherwise the funds will vote against supervisory board nominees.

Commentary: Companies in many jurisdictions operate under the oversight of supervisory boards. In the absence of jurisdiction-specific guidelines, the funds will generally hold supervisory boards to the same standards of independence as it applies to boards of directors in the United States.

Contested Board Elections

Italy

➢	The funds will vote for the management- or board-sponsored slate of nominees if the board meets the funds’ independence standards, and against the management- or board-sponsored slate of nominees if the board does not meet the funds’ independence standards; the funds will not vote on shareholder-proposed slates of nominees.

Commentary: Contested elections in Italy may involve a variety of competing slates of nominees. In these circumstances, the funds will focus their analysis on the board- or management-sponsored slate.

Corporate Governance

➢	The funds will vote for proposals to change the size of a board if the board meets the funds’ independence standards, and against proposals to change the size of a board if the board does not meet the funds’ independence standards.
➢	The funds will vote for shareholder proposals calling for a majority of a company’s directors to be independent of management.
➢	The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.
➢	The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of
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U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

Australia

➢	The funds will vote on a case-by-case basis on board spill resolutions.

Commentary: The Corporations Amendment (Improving Accountability on Director and Executive Compensation) Bill 2011 provides that, if a company’s remuneration report receives a “no” vote of 25% or more of all votes cast at two consecutive annual general meetings, at the second annual general meeting, a spill resolution must be proposed. If the spill resolution is approved (by simple majority), then a further meeting to elect a new board (excluding the managing director) must be held within 90 days. The funds will consider board spill resolutions on a case-by-case basis.

Europe

➢	The funds will vote for proposals to ratify board acts, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Taiwan

➢	The funds will vote against proposals to release directors from their non-competition obligations (their obligations not to engage in any business that is competitive with the company), unless the proposal is narrowly drafted to permit directors to engage in a business that is competitive with the company only on behalf of a wholly-owned subsidiary of the company.

Compensation

➢	The funds will vote for proposals to approve annual directors’ fees, except that the funds will consider these proposals on a case-by-case basis in each case in which the funds’ proxy voting service has recommended a vote against such a proposal.
➢	The funds will vote for non-binding proposals to approve remuneration reports, except that the funds will vote against proposals to approve remuneration reports that indicate that awards under a long-term incentive plan are not linked to performance targets.

Commentary: Since proposals relating to directors’ fees for non-U.S. issuers generally address relatively modest fees paid to non-executive directors, the funds generally support these proposals, provided that the fees are consistent with directors’ fees paid by the company’s peers and do not otherwise appear unwarranted. Consistent with the approach taken for U.S. issuers, the funds generally favor compensation programs that relate executive compensation to a company’s long-term performance and will support non-binding remuneration reports unless such a correlation is not made.

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Europe and Asia ex-Japan

➢	In the case of proposals that do not include sufficient information for determining average annual dilution, the funds will vote for stock option and restricted stock plans that will result in an average gross potential dilution of 5% or less.

Commentary: Asia ex-Japan means China, Hong Kong, India, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand. In these markets, companies may not disclose the life of the plan and there may not be a specific number of shares requested; therefore, it may not be possible to determine the average annual dilution related to the plan and apply the funds’ standard dilution test.

France

➢	The funds will vote for an employee stock purchase plan or share save scheme that has the following features: (1) the shares purchased under the plan are acquired for no less than 70% of their market value; (2) the vesting period is greater than or equal to 10 years; (3) the offering period under the plan is 27 months or less; and (4) dilution is 10% or less.

Commentary: To conform to local market practice, the funds support plans or schemes at French issuers that permit the purchase of shares at up to a 30% discount (i.e., shares may be purchased for no less than 70% of their market value). By comparison, for U.S. issuers, the funds do not support employee stock purchase plans that permit shares to be acquired at more than a 15% discount (i.e., for less than 85% of their market value); in the United Kingdom, up to a 20% discount is permitted.

United Kingdom

➢	The funds will vote for an employee stock purchase plan or share save scheme that has the following features: (1) the shares purchased under the plan are acquired for no less than 80% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

Commentary: These are the same features that the funds require of employee stock purchase plans proposed by U.S. issuers, except that, to conform to local market practice, the funds support plans or schemes at United Kingdom issuers that permit the purchase of shares at up to a 20% discount (i.e., shares may be purchased for no less than 80% of their market value). By comparison, for U.S. issuers, the funds do not support employee stock purchase plans that permit shares to be acquired at more than a 15% discount (i.e., for less than 85% of their market value).

Capitalization

Unless a proposal is directly addressed by a country-specific guideline:

➢	The funds will vote for proposals
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•	to issue additional common stock representing up to 20% of the company’s outstanding common stock, where shareholders do not have preemptive rights, or
•	to issue additional common stock representing up to 100% of the company’s outstanding common stock, where shareholders do have preemptive rights.
➢	The funds will vote for proposals to authorize share repurchase programs that are recommended for approval by the funds’ proxy voting service; otherwise, the funds will vote against such proposals.

Australia

➢	The funds will vote for proposals to carve out, from the general cap on non-pro rata share issues of 15% of total equity in a rolling 12-month period, a particular proposed issue of shares or a particular issue of shares made previously within the 12-month period, if the company’s board meets the funds’ independence standards; if the company’s board does not meet the funds’ independence standards, then the funds will vote against these proposals.
➢	The funds will vote for proposals to approve the grant of equity awards to directors, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

China

➢	The funds will vote for proposals to issue and/or to trade in non-convertible, convertible and/or exchangeable debt obligations, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Hong Kong

➢	The funds will vote for proposals to approve a general mandate permitting the company to engage in non-pro rata share issues of up to 20% of total equity in a year if the company’s board meets the funds’ independence standards; if the company’s board does not meet the funds’ independence standards, then the funds will vote against these proposals.
➢	The funds will for proposals to approve the reissuance of shares acquired by the company under a share repurchase program, provided that: (1) the funds supported (or would have supported, in accordance with these guidelines) the share repurchase program, (2) the reissued shares represent no more than 10% of the company’s outstanding shares (measured immediately before the reissuance), and (3) the reissued shares are sold for no less than 85% of current market value.
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France

➢	The funds will vote for proposals to increase authorized shares, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.
➢	The funds will vote against proposals to authorize the issuance of common stock or convertible debt instruments and against proposals to authorize the repurchase and/or reissuance of shares where those authorizations may be used, without further shareholder approval, as anti-takeover measures.

New Zealand

➢	The funds will vote for proposals to approve the grant of equity awards to directors, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Commentary: In light of the prevalence of certain types of capitalization proposals in Australia, China, Hong Kong, France and New Zealand, the funds have adopted guidelines specific to those jurisdictions.

Other Business Matters

➢	The funds will vote for proposals permitting companies to deliver reports and other materials electronically (e.g., via website posting).
➢	The funds will vote for proposals permitting companies to issue regulatory reports in English.
➢	The funds will vote against proposals to shorten shareholder meeting notice periods to fourteen days.

Commentary: Under Directive 2007/36/EC of the European Parliament and the Council of the European Union, companies have the option to request shareholder approval to set the notice period for special meetings at 14 days provided that certain electronic voting and communication requirements are met. The funds believe that the 14 day notice period is too short to provide overseas shareholders with sufficient time to analyze proposals and to participate meaningfully at special meetings and, as a result, have determined to vote against such proposals.

➢	The funds will vote for proposals to amend a company’s charter or bylaws, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Commentary: If the substance of any proposed amendment is covered by a specific guideline included herein, then that guideline will govern.

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France

➢	The funds will vote for proposals to approve a company’s related party transactions, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.
➢	If a company has not proposed an opt-out clause in its articles of association and the implementation of double-voting rights has not been approved by shareholders, the funds will vote against the ratification of board acts for the previous fiscal year, will withhold votes from the re-election of members of the board’s governance committee (or in the absence of a governance committee, against the chair of the board or the next session board member up for re-election) and, if there is no opportunity to vote against ratification of board acts or to withhold votes from directors, will vote against the approval of the company’s accounts and reports.

Commentary: In France, shareholders are generally requested to approve any agreement between the company and: (i) its directors, chair of the board, CEO and deputy CEOs; (ii) the members of the supervisory board and management board, for companies with a dual structure; and (iii) a shareholder who directly or indirectly owns at least 10% of the company’s voting rights. This includes agreements under which compensation may be paid to executive officers after the end of their employment, such as severance payments, supplementary retirement plans and non-competition agreements. The funds will generally support these proposals unless the funds’ proxy voting service recommends a vote against, in which case the funds will consider the proposal on a case-by-case basis.

Under French law, shareholders of French companies with shares held in registered form under the same name for at least two years will automatically be granted double-voting rights, unless a company has amended its articles of association to opt out of the double-voting rights regime. Awarding double-voting rights in this manner is likely to disadvantage non-French institutional shareholders. Accordingly, the funds will take actions to signal disapproval of double-voting rights at companies that have not opted-out from the double-voting rights regime and that have not obtained shareholder approval of the double-voting rights regime.

Germany

➢	The funds will vote in accordance with the recommendation of the company’s board of directors on shareholder countermotions added to a company’s meeting agenda, unless the countermotion is directly addressed by one of the funds’ other guidelines.

Commentary: In Germany, shareholders are able to add both proposals and countermotions to a meeting agenda. Countermotions, which must correspond to a proposal on the agenda, generally call for shareholders to oppose the existing proposal, although they may also propose separate voting decisions. Countermotions may be proposed by any shareholder and they are typically added throughout the period between the publication of the meeting agenda and the meeting date. This guideline reflects the funds’ intention to focus on the original proposal, which is expected to

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be presented a reasonable period of time before the shareholder meeting so that the funds will have an appropriate opportunity to evaluate it.

➢	The funds will vote for proposals to approve profit-and-loss transfer agreements between a controlling company and its subsidiaries.

Commentary: These agreements are customary in Germany and are typically entered into for tax purposes. In light of this and the prevalence of these proposals, the funds have adopted a guideline to vote for this type of proposal.

Taiwan

➢	The funds will vote for proposals to amend a Taiwanese company’s procedural rules.

Commentary: Since procedural rules, which address such matters as a company’s policies with respect to capital loans, endorsements and guarantees, and acquisitions and disposal of assets, are generally adopted or amended to conform to changes in local regulations governing these transactions, the funds have adopted a guideline to vote for these transactions.

As adopted January 29, 2016

Proxy voting procedures of the Putnam funds

The proxy voting procedures below explain the role of the funds’ Trustees, proxy voting service and Director of Proxy Voting and Corporate Governance (“Proxy Voting Director”), as well as how the process will work when a proxy question needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

The role of the funds’ Trustees

The Trustees of the Putnam funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds’ proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff (“Office of the Trustees”), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC (“Putnam Management”), the funds’ investment advisor, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

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The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds’ custodian(s) to ensure that all proxy materials received by the custodians relating to the funds’ portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Voting Director for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the attention of the Proxy Voting Director specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Voting Director

The Proxy Voting Director, a member of the Office of the Trustees, assists in the coordination and voting of the funds’ proxies. The Proxy Voting Director will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Office of the Trustees, the Chair of the Board Policy and Nominating Committee, and Putnam Management’s investment professionals, as appropriate. The Proxy Voting Director is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. In addition, the Proxy Voting Director is the contact person for receiving recommendations from Putnam Management’s investment professionals with respect to any proxy question in circumstances where the investment professional believes that the interests of fund shareholders warrant a vote contrary to the fund’s proxy voting guidelines.

On occasion, representatives of a company in which the funds have an investment may wish to meet with the company’s shareholders in advance of the company’s shareholder meeting, typically to explain and to provide the company’s perspective on the proposals up for consideration at the meeting. As a general matter, the Proxy Voting Director will participate in meetings with these company representatives.

Voting procedures for referral items

As discussed above, the proxy voting service will refer proxy questions to the Proxy Voting Director under certain circumstances. Unless the referred proxy question involves investment considerations (i.e., the proxy question might be seen as having a bearing on the economic interests of a shareholder in the company), the Proxy Voting Director will assist in interpreting the guidelines and, if necessary, consult with a senior staff member of the Office of the Trustees and/or the Chair of the Board Policy and Nominating Committee on how the funds’ shares will be voted.

For referred proxy questions that involve investment considerations, the Proxy Voting Director will refer such questions, through an electronic request form, to Putnam Management’s investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management’s Legal and Compliance Department to

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assist in processing such referral items. In connection with each item referred to Putnam Management’s investment professionals, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under “Conflicts of interest,” and provide electronically a conflicts of interest report (the “Conflicts Report”) to the Proxy Voting Director describing the results of such review. After receiving a referral item from the Proxy Voting Director, Putnam Management’s investment professionals will provide a recommendation electronically to the Proxy Voting Director and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted; and (2) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Voting Director will review the recommendation of Putnam Management’s investment professionals (and the related Conflicts Report) in determining how to vote the funds’ proxies. The Proxy Voting Director will maintain a record of all proxy questions that have been referred to Putnam Management’s investment professionals, the voting recommendation, and the Conflicts Report.

In some situations, the Proxy Voting Director may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Voting Director and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management’s investment professionals to determine if a conflict of interest exists and will provide the Proxy Voting Director with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005 and revised June 12, 2009 and January 24, 2014.

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Appendix B

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Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Global Consumer Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of August 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Global Consumer Fund as of August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
October 11, 2016

24 Global Consumer Fund

The fund’s portfolio 8/31/16

COMMON STOCKS (98.1%)*	Shares	Value

Automobiles (2.2%)
Fiat Chrysler Automobiles NV (Italy)	150,686	$1,041,273

1,041,273
Beverages (4.2%)
Anheuser-Busch InBev SA/NV (Belgium)	15,750	1,950,964

1,950,964
Chemicals (2.7%)
Sherwin-Williams Co. (The)	4,457	1,264,495

1,264,495
Food and staples retail (2.4%)
Seven & i Holdings Co., Ltd. (Japan)	27,000	1,139,259

1,139,259
Food products (8.2%)
Associated British Foods PLC (United Kingdom)	22,737	907,954

JM Smucker Co. (The)	6,086	862,934

Kraft Heinz Co. (The)	15,727	1,407,409

Mead Johnson Nutrition Co.	7,753	659,548

3,837,845
Hotels, restaurants, and leisure (15.4%)
Compass Group PLC (United Kingdom)	57,814	1,094,744

Hilton Worldwide Holdings, Inc.	57,450	1,371,332

Lindblad Expeditions Holdings, Inc. †	32,033	300,790

Melco Crown Entertainment, Ltd. ADR (Hong Kong) S	64,472	836,847

Penn National Gaming, Inc. †	60,422	856,784

Restaurant Brands International LP (Units) (Canada)	71	3,384

Restaurant Brands International, Inc. (Canada)	25,895	1,234,674

Wynn Macau, Ltd. (China)	319,600	443,422

Wynn Resorts, Ltd.	10,944	977,518

7,119,495
Household durables (0.6%)
Coway Co., Ltd. (South Korea)	3,849	287,682

287,682
Internet and catalog retail (12.6%)
Amazon.com, Inc. †	5,251	4,038,859

Ctrip.com International, Ltd. ADR (China) † S	12,129	574,308

Priceline Group, Inc. (The) †	888	1,258,056

5,871,223
Internet software and services (0.7%)
Rightmove PLC (United Kingdom)	6,418	345,455

345,455
Media (11.2%)
Charter Communications, Inc. Class A †	7,897	2,031,187

Discovery Communications, Inc. Class A † S	28,789	734,407

DISH Network Corp. Class A †	6,833	343,222

Liberty Global PLC Ser. C (United Kingdom) †	44,359	1,367,588

Liberty Global PLC LiLAC Class C (United Kingdom) †	4,522	129,148

WPP PLC (United Kingdom)	26,497	610,992

5,216,544
Multiline retail (1.5%)
Macy’s, Inc.	19,456	703,918

		703,918

Global Consumer Fund 25

COMMON STOCKS (98.1%)* cont.	Shares	Value

Personal products (10.3%)
Coty, Inc. Class A	69,143	$1,863,404

Edgewell Personal Care Co. †	18,994	1,519,710

Unilever NV ADR (Netherlands)	30,490	1,398,324

4,781,438
Real estate investment trusts (REITs) (3.2%)
American Tower Corp.	5,525	626,425

Gaming and Leisure Properties, Inc.	25,749	880,873

1,507,298
Real estate management and development (3.6%)
RE/MAX Holdings, Inc. Class A	40,036	1,667,099

1,667,099
Software (2.3%)
Nintendo Co., Ltd. (Japan)	4,800	1,053,701

1,053,701
Specialty retail (8.4%)
Advance Auto Parts, Inc.	7,981	1,256,050

CarMax, Inc. † S	24,664	1,453,943

Michaels Cos., Inc. (The) †	25,822	618,695

TJX Cos., Inc. (The)	6,896	534,026

3,862,714
Textiles, apparel, and luxury goods (2.8%)
Luxottica Group SpA (Italy)	27,110	1,307,874

1,307,874
Tobacco (5.8%)
Japan Tobacco, Inc. (Japan)	40,300	1,562,461

Philip Morris International, Inc.	11,350	1,134,206

		2,696,667

Total common stocks (cost $40,362,995)		$45,654,944

SHORT-TERM INVESTMENTS (8.9%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.67% [d]	3,285,667	$3,285,667

Putnam Short Term Investment Fund 0.44% L	874,861	874,861

Total short-term investments (cost $4,160,528)		$4,160,528

TOTAL INVESTMENTS

Total investments (cost $44,523,523)		$49,815,472

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2015 through August 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $46,540,988.

† This security is non-income-producing.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

26 Global Consumer Fund

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $39,935 to cover certain derivative contracts.

DIVERSIFICATION BY COUNTRY ⌂

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	62.8%	Canada	2.7%

United Kingdom	9.6	China	2.2

Japan	8.1	Hong Kong	1.8

Italy	5.0	South Korea	0.6

Belgium	4.2	Total	100.0%

Netherlands	3.0

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 8/31/16 (aggregate face value $11,676,375)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	British Pound	Buy	9/21/16	$249,609	$248,506	$1,103

	British Pound	Sell	9/21/16	249,609	247,893	(1,716)

Barclays Bank PLC
	Canadian Dollar	Sell	10/19/16	276,489	280,100	3,611

	Euro	Buy	9/21/16	87,856	88,221	(365)

	Hong Kong Dollar	Sell	11/16/16	207,519	207,527	8

	Norwegian Krone	Buy	9/21/16	62,610	62,496	114

	Swiss Franc	Buy	9/21/16	456,715	456,135	580

Citibank, N.A.
	British Pound	Sell	9/21/16	53,337	51,855	(1,482)

	Danish Krone	Buy	9/21/16	117,934	118,418	(484)

	Euro	Buy	9/21/16	347,852	348,399	(547)

	Euro	Sell	9/21/16	347,852	348,726	874

	Japanese Yen	Buy	11/16/16	382,722	387,253	(4,531)

Credit Suisse International
	Australian Dollar	Buy	10/19/16	195,252	193,321	1,931

	Canadian Dollar	Sell	10/19/16	2,898	2,936	38

	Euro	Buy	9/21/16	410,367	412,225	(1,858)

	Euro	Sell	9/21/16	410,367	410,867	500

	Swedish Krona	Buy	9/21/16	68,141	70,569	(2,428)

	Swiss Franc	Buy	9/21/16	633,213	632,418	795

Global Consumer Fund 27

FORWARD CURRENCY CONTRACTS at 8/31/16 (aggregate face value $11,676,375) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Goldman Sachs International
	Australian Dollar	Buy	10/19/16	$154,715	$153,114	$1,601

	British Pound	Buy	9/21/16	21,151	21,058	93

	British Pound	Sell	9/21/16	21,151	23,220	2,069

	Japanese Yen	Buy	11/16/16	149,883	151,697	(1,814)

HSBC Bank USA, National Association
	British Pound	Sell	9/21/16	67,263	73,836	6,573

	Euro	Buy	9/21/16	459,597	460,144	(547)

	Euro	Sell	9/21/16	459,597	461,521	1,924

	JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	10/19/16	128,742	127,431	1,311

	British Pound	Buy	9/21/16	527,594	528,860	(1,266)

	British Pound	Sell	9/21/16	527,594	535,738	8,144

	Japanese Yen	Sell	11/16/16	791,720	801,019	9,299

	Singapore Dollar	Buy	11/16/16	76,099	76,211	(112)

	Swedish Krona	Buy	9/21/16	98,552	101,994	(3,442)

	Swiss Franc	Buy	9/21/16	201,435	201,252	183

	State Street Bank and Trust Co.
	Australian Dollar	Buy	10/19/16	64,483	63,818	665

	Euro	Buy	9/21/16	144,008	144,639	(631)

	Euro	Sell	9/21/16	144,008	143,054	(954)

	Hong Kong Dollar	Sell	11/16/16	394,190	394,164	(26)

	Japanese Yen	Buy	11/16/16	850,660	860,789	(10,129)

	Swedish Krona	Buy	9/21/16	340,529	352,468	(11,939)

	Swiss Franc	Buy	9/21/16	513,003	514,665	(1,662)

	UBS AG
	Swiss Franc	Buy	9/21/16	194,005	193,821	184

	WestPac Banking Corp.
	Japanese Yen	Buy	11/16/16	715,596	723,997	(8,401)

	Total					$(12,734)

28 Global Consumer Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$24,679,619	$731,104	$—

Consumer staples	11,704,453	2,701,720	—

Financials	3,174,397	—	—

Information technology	345,455	1,053,701	—

Materials	1,264,495	—	—

Total common stocks	41,168,419	4,486,525	—
Short-term investments	874,861	3,285,667	—

Totals by level	$42,043,280	$7,772,192	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(12,734)	$—

Totals by level	$—	$(12,734)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

Global Consumer Fund 29

Statement of assets and liabilities 8/31/16

ASSETS

Investment in securities, at value, including $3,167,614 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $40,362,995)	$45,654,944
Affiliated issuers (identified cost $4,160,528) (Notes 1 and 5)	4,160,528

Cash	28,090

Foreign currency (cost $508) (Note 1)	505

Dividends, interest and other receivables	63,465

Receivable for shares of the fund sold	58,715

Receivable for investments sold	3,656

Foreign tax reclaim	5,510

Unrealized appreciation on forward currency contracts (Note 1)	41,600

Prepaid assets	17,930

Total assets	50,034,943

LIABILITIES

Payable for shares of the fund repurchased	32,040

Payable for compensation of Manager (Note 2)	11,592

Payable for custodian fees (Note 2)	7,251

Payable for investor servicing fees (Note 2)	15,454

Payable for Trustee compensation and expenses (Note 2)	3,763

Payable for administrative services (Note 2)	183

Payable for distribution fees (Note 2)	19,219

Unrealized depreciation on forward currency contracts (Note 1)	54,334

Collateral on securities loaned, at value (Note 1)	3,285,667

Other accrued expenses	64,452

Total liabilities	3,493,955

Net assets	$46,540,988

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$40,757,545

Undistributed net investment income (Note 1)	409,492

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	95,213

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	5,278,738

Total — Representing net assets applicable to capital shares outstanding	$46,540,988

(Continued on next page)

30 Global Consumer Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($25,565,548 divided by 1,363,100 shares)	$18.76

Offering price per class A share (100/94.25 of $18.76)*	$19.90

Net asset value and offering price per class B share ($3,041,728 divided by 168,656 shares)**	$18.04

Net asset value and offering price per class C share ($6,302,112 divided by 351,078 shares)**	$17.95

Net asset value and redemption price per class M share ($154,807 divided by 8,394 shares)	$18.44

Offering price per class M share (100/96.50 of $18.44)*	$19.11

Net asset value, offering price and redemption price per class R share
($255,783 divided by 13,825 shares)	$18.50

Net asset value, offering price and redemption price per class Y share
($11,221,010 divided by 594,853 shares)	$18.86

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Global Consumer Fund 31

Statement of operations Year ended 8/31/16

INVESTMENT INCOME

Dividends (net of foreign tax of $27,415)	$560,443

Interest (including interest income of $7,835 from investments in affiliated issuers) (Note 5)	8,407

Securities lending (net of expenses) (Note 1)	27,158

Total investment income	596,008

EXPENSES

Compensation of Manager (Note 2)	252,629

Investor servicing fees (Note 2)	82,703

Custodian fees (Note 2)	14,643

Trustee compensation and expenses (Note 2)	2,648

Distribution fees (Note 2)	144,088

Administrative services (Note 2)	1,189

Auditing and tax fees	48,347

Blue sky expense	73,937

Other	32,928

Fees waived and reimbursed by Manager (Note 2)	(92,448)

Total expenses	560,664

Expense reduction (Note 2)	(1,109)

Net expenses	559,555

Net investment income	36,453

Net realized gain on investments (Notes 1 and 3)	379,466

Net realized loss on swap contracts (Note 1)	(140,697)

Net realized gain on foreign currency transactions (Note 1)	456,456

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(68,284)

Net unrealized appreciation of investments and swap contracts during the year	2,545,850

Net gain on investments	3,172,791

Net increase in net assets resulting from operations	$3,209,244

The accompanying notes are an integral part of these financial statements.

32 Global Consumer Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 8/31/16	Year ended 8/31/15

Operations:
Net investment income	$36,453	$20,464

Net realized gain on investments
and foreign currency transactions	695,225	1,281,862

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	2,477,566	(532,972)

Net increase in net assets resulting from operations	3,209,244	769,354

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(8,218)	(44,547)

Class B	(760)	—

Class C	(2,028)	—

Class M	(63)	—

Class R	(478)	(3,528)

Class Y	(2,391)	(25,066)

Net realized short-term gain on investments

Class A	(247,853)	(557,499)

Class B	(22,915)	(55,656)

Class C	(61,163)	(175,081)

Class M	(1,888)	(3,177)

Class R	(14,417)	(49,213)

Class Y	(72,106)	(170,647)

From net realized long-term gain on investments
Class A	(535,188)	(975,459)

Class B	(49,481)	(97,382)

Class C	(132,068)	(306,340)

Class M	(4,076)	(5,559)

Class R	(31,130)	(86,109)

Class Y	(155,700)	(298,583)

Increase from capital share transactions (Note 4)	14,064,836	7,745,619

Total increase in net assets	15,932,157	5,661,127

NET ASSETS

Beginning of year	30,608,831	24,947,704

End of year (including undistributed net investment income
of $409,492 and $26,774, respectively)	$46,540,988	$30,608,831

The accompanying notes are an integral part of these financial statements.

Global Consumer Fund 33

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	(%)

Class A
August 31, 2016	$18.00	.03	1.35	1.38	(.01)	(.61)	(.62)	—	$18.76	7.89	$25,566	1.28 [e]	.19 [e]	40
August 31, 2015	19.51	.04	.86	.90	(.07)	(2.34)	(2.41)	—	18.00	5.10	18,453	1.26	.21	70
August 31, 2014	18.07	.15	2.69	2.84	(.06)	(1.34)	(1.40)	—	19.51	15.96	13,857	1.29	.76	102
August 31, 2013	15.14	.11	3.18	3.29	(.13)	(.23)	(.36)	— [f]	18.07	22.15	12,077	1.35	.66	59
August 31, 2012	14.62	.14	1.67	1.81	(.21)	(1.08)	(1.29)	— [f]	15.14	13.70	8,552	1.41	.98	92

Class B
August 31, 2016	$17.45	(.09)	1.30	1.21	(.01)	(.61)	(.62)	—	$18.04	7.15	$3,042	2.03 [e]	(.55) [e]	40
August 31, 2015	19.06	(.09)	.82	.73	—	(2.34)	(2.34)	—	17.45	4.25	1,624	2.01	(.52)	70
August 31, 2014	17.75	— [f]	2.65	2.65	—	(1.34)	(1.34)	—	19.06	15.13	1,296	2.04	.03	102
August 31, 2013	14.91	(.01)	3.12	3.11	(.04)	(.23)	(.27)	— [f]	17.75	21.16	1,070	2.10	(.08)	59
August 31, 2012	14.43	.04	1.65	1.69	(.13)	(1.08)	(1.21)	— [f]	14.91	12.91	833	2.16	.29	92

Class C
August 31, 2016	$17.38	(.09)	1.28	1.19	(.01)	(.61)	(.62)	—	$17.95	7.06	$6,302	2.03 [e]	(.55) [e]	40
August 31, 2015	18.98	(.09)	.83	.74	—	(2.34)	(2.34)	—	17.38	4.33	4,601	2.01	(.51)	70
August 31, 2014	17.68	— [f]	2.64	2.64	—	(1.34)	(1.34)	—	18.98	15.13	3,808	2.04	.01	102
August 31, 2013	14.86	(.02)	3.12	3.10	(.05)	(.23)	(.28)	— [f]	17.68	21.21	2,253	2.10	(.11)	59
August 31, 2012	14.44	.04	1.63	1.67	(.17)	(1.08)	(1.25)	— [f]	14.86	12.85	1,120	2.16	.24	92

Class M
August 31, 2016	$17.79	(.05)	1.32	1.27	(.01)	(.61)	(.62)	—	$18.44	7.35	$155	1.78 [e]	(.29) [e]	40
August 31, 2015	19.34	(.05)	.84	.79	—	(2.34)	(2.34)	—	17.79	4.53	115	1.76	(.25)	70
August 31, 2014	17.95	.05	2.68	2.73	—	(1.34)	(1.34)	—	19.34	15.42	72	1.79	.26	102
August 31, 2013	15.05	.02	3.17	3.19	(.06)	(.23)	(.29)	— [f]	17.95	21.51	56	1.85	.12	59
August 31, 2012	14.53	.05	1.69	1.74	(.14)	(1.08)	(1.22)	— [f]	15.05	13.22	46	1.91	.36	92

Class R
August 31, 2016	$17.80	— [f]	1.32	1.32	(.01)	(.61)	(.62)	—	$18.50	7.64	$256	1.53 [e]	.01 [e]	40
August 31, 2015	19.36	— [f]	.84	.84	(.06)	(2.34)	(2.40)	—	17.80	4.82	1,321	1.51	(.01)	70
August 31, 2014	17.96	.07 [g]	2.71	2.78	(.04)	(1.34)	(1.38)	—	19.36	15.69	1,176	1.54	.32 [g]	102
August 31, 2013	15.07	.07	3.15	3.22	(.10)	(.23)	(.33)	— [f]	17.96	21.76	173	1.60	.39	59
August 31, 2012	14.60	.10	1.67	1.77	(.22)	(1.08)	(1.30)	— [f]	15.07	13.51	67	1.66	.70	92

Class Y
August 31, 2016	$18.05	.08	1.35	1.43	(.01)	(.61)	(.62)	—	$18.86	8.15	$11,221	1.03 [e]	.46 [e]	40
August 31, 2015	19.57	.09	.86	.95	(.13)	(2.34)	(2.47)	—	18.05	5.36	4,495	1.01	.49	70
August 31, 2014	18.11	.20	2.70	2.90	(.10)	(1.34)	(1.44)	—	19.57	16.26	4,738	1.04	1.03	102
August 31, 2013	15.18	.15	3.18	3.33	(.17)	(.23)	(.40)	— [f]	18.11	22.41	3,294	1.10	.91	59
August 31, 2012	14.67	.17	1.68	1.85	(.26)	(1.08)	(1.34)	— [f]	15.18	14.03	1,754	1.16	1.19	92

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

34 Global Consumer Fund	Global Consumer Fund 35

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

August 31, 2016	0.23%

August 31, 2015	0.46

August 31, 2014	0.39

August 31, 2013	0.34

August 31, 2012	0.48

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets (Note 2).

f Amount represents less than $0.01 per share.

g The net investment income ratio and per share amount shown for the period ending August 31, 2014 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.

36 Global Consumer Fund

Notes to financial statements 8/31/16

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2015 through August 31, 2016.

Putnam Global Consumer Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund concentrates its investments in the consumer staples and consumer discretionary products and services industries and invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in securities of companies in the consumer staples and consumer discretionary products and services industries. This policy may be changed only after 60 days’ notice to shareholders. Potential investments include companies involved in the manufacture, sale or distribution of consumer staples and consumer discretionary products and services. The fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that it believes will cause the stock price to rise and may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M (effective November 1, 2015), class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Global Consumer Fund 37

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

38 Global Consumer Fund

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to gain exposure to a basket of securities.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange

Global Consumer Fund 39

contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $40,882 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $3,285,667 and the value of securities loaned amounted to $3,168,982. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Prior to September 22, 2016, the fund participated in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and the same unsecured uncommitted line of credit. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee (0.04% prior to September 22, 2016) and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% (0.16% prior to September 22, 2016) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

40 Global Consumer Fund

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from income on swap contracts and from a redesignation of taxable distributions. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $360,203 to increase undistributed net investment income and $360,203 to decrease accumulated net realized gain.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$6,512,196
Unrealized depreciation	(2,051,667)

Net unrealized appreciation	4,460,529
Undistributed ordinary income	397,369
Undistributed long-term gain	926,634
Undistributed short-term gain	—
Cost for federal income tax purposes	$45,354,943

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,

0.730%	of the next $5 billion,	0.560%	of the next $50 billion,

0.680%	of the next $10 billion,	0.550%	of the next $100 billion and

0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.624% of the fund’s average net assets.

Putnam Management has contractually agreed, through December 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments

Global Consumer Fund 41

under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $92,148 as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the reporting period, Putnam Management voluntarily waived $300.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

Effective September 1, 2016, Putnam Investor Services, Inc. will receive fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that include (1) a per account fee for each retail account of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$46,354	Class R	2,505

Class B	4,905	Class Y	17,194

Class C	11,449	Total	$82,703

Class M	296

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $152 under the expense offset arrangements and by $957 under the brokerage/ service arrangements.

42 Global Consumer Fund

Each Independent Trustee of the fund receives an annual Trustee fee, of which $34, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$56,829	Class M	1,091

Class B	23,987	Class R	6,090

Class C	56,091	Total	$144,088

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $28,110 and $280 from the sale of class A and class M shares, respectively, and received $334 and $129 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% (no longer applicable effective November 1, 2015) is assessed on certain redemptions of class  A and class  M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$29,362,043	$15,259,532

U.S. government securities (Long-term)	—	—

Total	$29,362,043	$15,259,532

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Global Consumer Fund 43

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 8/31/16		Year ended 8/31/15

Class A	Shares	Amount	Shares	Amount

Shares sold	1,298,635	$23,225,224	527,746	$9,812,587

Shares issued in connection with
reinvestment of distributions	44,338	778,128	89,400	1,546,627

	1,342,973	24,003,352	617,146	11,359,214

Shares repurchased	(1,005,219)	(17,699,838)	(302,152)	(5,558,108)

Net increase	337,754	$6,303,514	314,994	$5,801,106

	Year ended 8/31/16		Year ended 8/31/15

Class B	Shares	Amount	Shares	Amount

Shares sold	87,968	$1,499,065	27,028	$481,527

Shares issued in connection with
reinvestment of distributions	3,974	67,394	8,978	151,461

	91,942	1,566,459	36,006	632,988

Shares repurchased	(16,323)	(272,290)	(10,976)	(197,837)

Net increase	75,619	$1,294,169	25,030	$435,151

	Year ended 8/31/16		Year ended 8/31/15

Class C	Shares	Amount	Shares	Amount

Shares sold	155,008	$2,676,706	99,564	$1,783,512

Shares issued in connection with
reinvestment of distributions	11,280	190,405	28,586	479,959

	166,288	2,867,111	128,150	2,263,471

Shares repurchased	(79,989)	(1,356,277)	(64,013)	(1,134,806)

Net increase	86,299	$1,510,834	64,137	$1,128,665

	Year ended 8/31/16		Year ended 8/31/15

Class M	Shares	Amount	Shares	Amount

Shares sold	5,286	$94,364	2,451	$44,041

Shares issued in connection with
reinvestment of distributions	348	6,027	509	8,736

	5,634	100,391	2,960	52,777

Shares repurchased	(3,716)	(61,934)	(217)	(4,043)

Net increase	1,918	$38,457	2,743	$48,734

	Year ended 8/31/16		Year ended 8/31/15

Class R	Shares	Amount	Shares	Amount

Shares sold	13,707	$241,210	12,935	$234,732

Shares issued in connection with
reinvestment of distributions	2,654	46,025	8,101	138,850

	16,361	287,235	21,036	373,582

Shares repurchased	(76,733)	(1,365,691)	(7,609)	(142,609)

Net increase (decrease)	(60,372)	$(1,078,456)	13,427	$230,973

44 Global Consumer Fund

	Year ended 8/31/16		Year ended 8/31/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	500,487	$8,735,798	122,862	$2,279,777

Shares issued in connection with
reinvestment of distributions	13,061	230,135	28,525	494,049

	513,548	8,965,933	151,387	2,773,826

Shares repurchased	(167,704)	(2,969,615)	(144,458)	(2,672,836)

Net increase	345,844	$5,996,318	6,929	$100,990

At the close of the reporting period, Putnam Investments, LLC owned 997 class R shares of the fund (7.21% of class R shares outstanding), valued at $18,445.

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$2,074,654	$23,888,139	$25,087,932	$7,835	$874,861

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctua-tions. The fund concentrates the majority of its investments in the consumer staples and consumer discretionary sectors, which involves more risk than a fund that invests more broadly.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$13,800,000

OTC total return swap contracts (notional)	$380,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$41,600	Payables	$54,334

Total		$41,600		$54,334

Global Consumer Fund 45

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Swaps	Total

Foreign exchange contracts	$461,019	$—	$461,019

Equity contracts	—	(140,697)	$(140,697)

Total	$461,019	$(140,697)	$320,322

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Swaps	Total

Foreign exchange contracts	$(69,187)	$—	$(69,187)

Equity contracts	—	85,045	$85,045

Total	$(69,187)	$85,045	$15,858

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

Forward currency contracts#	$1,103	$4,313	$874	$3,264	$3,763	$8,497	$18,937	$665	$184	$—	$41,600

Total Assets	$1,103	$4,313	$874	$3,264	$3,763	$8,497	$18,937	$665	$184	$—	$41,600

Liabilities:

Forward currency contracts#	$1,716	$365	$7,044	$4,286	$1,814	$547	$4,820	$25,341	$—	$8,401	$54,334

Total Liabilities	$1,716	$365	$7,044	$4,286	$1,814	$547	$4,820	$25,341	$—	$8,401	$54,334

Total Financial and Derivative Net Assets	$(613)	$3,948	$(6,170)	$(1,022)	$1,949	$7,950	$14,117	$(24,676)	$184	$(8,401)	$(12,734)

Total collateral received (pledged)†##	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Net amount	$(613)	$3,948	$(6,170)	$(1,022)	$1,949	$7,950	$14,117	$(24,676)	$184	$(8,401)

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

46 Global Consumer Fund	Global Consumer Fund 47

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Global Energy Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of August 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Global Energy Fund as of August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
October 11, 2016

24 Global Energy Fund

The fund’s portfolio 8/31/16

COMMON STOCKS (95.0%)*	Shares	Value

Energy equipment and services (9.7%)
Baker Hughes, Inc.	4,700	$230,911

FMC Technologies, Inc. †	54,600	1,539,720

Schlumberger, Ltd.	7,800	616,200

Technip SA (France)	9,383	554,398

		2,941,229
Independent power and renewable electricity producers (3.0%)
NextEra Energy Partners LP	5,200	151,476

NRG Energy, Inc.	26,400	319,704

NRG Yield, Inc. Class C	26,700	449,628

		920,808
Oil, gas, and consumable fuels (81.0%)
Anadarko Petroleum Corp.	7,000	374,290

BP PLC (United Kingdom)	147,118	826,651

California Resources Corp.	154	1,529

Canadian Natural Resources, Ltd. (Canada)	15,200	472,088

Cenovus Energy, Inc. (Canada)	44,600	644,470

Cenovus Energy, Inc. (Canada)	21,300	307,789

Cheniere Energy, Inc. †	11,500	493,350

Chevron Corp. S	14,200	1,428,236

Cimarex Energy Co.	1,262	166,811

Concho Resources, Inc. †	1,800	232,560

ConocoPhillips	20,500	841,525

ENI SpA (Italy)	105,000	1,585,838

Enterprise Products Partners LP	20,600	543,840

EnVen Energy Corp. 144A † F	30,000	255,000

EOG Resources, Inc.	34,800	3,079,452

Exxon Mobil Corp.	37,500	3,267,750

Galp Energia SGPS SA (Portugal)	4,853	70,535

Hess Corp.	3,800	206,340

Kinder Morgan, Inc.	25,900	565,915

Lundin Petroleum AB (Sweden) †	2,581	45,435

Oil Search, Ltd. (Australia)	17,250	86,733

Pioneer Natural Resources Co.	16,300	2,918,515

PrairieSky Royalty, Ltd. (Canada)	304	5,958

Range Resources Corp.	17,100	659,547

Repsol SA (Spain)	13,821	185,616

Royal Dutch Shell PLC Class A (United Kingdom)	29,624	723,748

Royal Dutch Shell PLC Class B (United Kingdom)	16,794	428,270

Spectra Energy Corp.	5,000	178,100

Statoil ASA (Norway)	15,287	241,796

Suncor Energy, Inc. (Canada)	42,600	1,155,144

Total SA (France)	39,809	1,898,312

TransCanada Corp. (Canada)	9,800	444,415

Williams Cos., Inc. (The)	9,600	268,224

		24,603,782

Global Energy Fund 25

COMMON STOCKS (95.0%)* cont.			Shares	Value

Real estate investment trusts (REITs) (1.3%)
Hannon Armstrong Sustainable Infrastructure Capital, Inc.			15,993	$383,512

				383,512

Total common stocks (cost $26,918,191)				$28,849,331

WARRANTS (—%)* †	Expiration	Strike
	date	price	Warrants	Value

EnVen Energy Corp. 144A F	11/6/20	$12.50	30,000	$3

EnVen Energy Corp. 144A F	11/6/20	15.00	30,000	3

Total warrants (cost $6)				$6

SHORT-TERM INVESTMENTS (10.1%)*		Principal amount/shares		Value

Putnam Cash Collateral Pool, LLC 0.67% [d]		Shares	1,317,625	$1,317,625

Putnam Short Term Investment Fund 0.44% L		Shares	1,456,035	1,456,035

U.S. Treasury Bills 0.259%, 11/17/16			$150,000	149,918

U.S. Treasury Bills 0.260%, 9/1/16 ∆			150,000	150,000

Total short-term investments (cost $3,073,578)				$3,073,578

TOTAL INVESTMENTS

Total investments (cost $29,991,775)				$31,922,915

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2015 through August 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $30,359,799.

† This security is non-income-producing.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $238,078 to cover certain derivative contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

26 Global Energy Fund

DIVERSIFICATION BY COUNTRY ⌂

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	68.4%	Norway	0.8%

Canada	9.9	Spain	0.6

France	8.0	Other	0.6

United Kingdom	6.5	Total	100.0%

Italy	5.2

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 8/31/16 (aggregate face value $15,399,571)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Bank of America N.A.
	Australian Dollar	Buy	10/19/16	$436,068	$431,678	$4,390

	British Pound	Sell	9/21/16	9,984	79,258	69,274

	Canadian Dollar	Sell	10/19/16	607,819	611,336	3,517

	Euro	Sell	9/21/16	380,113	365,548	(14,565)

	Barclays Bank PLC
	Canadian Dollar	Buy	10/19/16	84,585	85,691	(1,106)

	Euro	Buy	9/21/16	1,837,607	1,839,464	(1,857)

	Euro	Sell	9/21/16	1,837,607	1,863,989	26,382

	Japanese Yen	Sell	11/16/16	82,940	83,904	964

	Citibank, N.A.
	British Pound	Buy	9/21/16	678,673	682,077	(3,404)

	Canadian Dollar	Buy	10/19/16	330,186	334,584	(4,398)

	Euro	Buy	9/21/16	218,021	218,569	(548)

	Deutsche Bank AG
	Euro	Buy	9/21/16	334,455	339,552	(5,097)

	Euro	Sell	9/21/16	334,455	334,691	236

	Goldman Sachs International
	British Pound	Buy	9/21/16	634,400	628,494	5,906

	British Pound	Sell	9/21/16	590,259	647,994	57,735

	Euro	Sell	9/21/16	91,317	91,716	399

HSBC Bank USA, National Association
	British Pound	Buy	9/21/16	57,279	57,526	(247)

	British Pound	Sell	9/21/16	57,279	62,876	5,597

	Canadian Dollar	Sell	10/19/16	625,743	633,952	8,209

	JPMorgan Chase Bank N.A.
	British Pound	Buy	9/21/16	579,221	676,935	(97,714)

	Canadian Dollar	Buy	10/19/16	222,183	225,135	(2,952)

	Euro	Sell	9/21/16	612,201	615,047	2,846

	Norwegian Krone	Sell	9/21/16	41,560	41,486	(74)

	Swedish Krona	Sell	9/21/16	58,366	60,405	2,039

Global Energy Fund 27

FORWARD CURRENCY CONTRACTS at 8/31/16 (aggregate face value $15,399,571) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Royal Bank of Scotland PLC (The)
	Canadian Dollar	Buy	10/19/16	$371,144	$376,078	$(4,934)

State Street Bank and Trust Co.
	British Pound	Buy	9/21/16	975,572	1,071,246	(95,674)

	Canadian Dollar	Buy	10/19/16	328,279	332,572	(4,293)

	Euro	Sell	9/21/16	738,012	739,065	1,053

	Japanese Yen	Buy	11/16/16	412,390	417,300	(4,910)

	Norwegian Krone	Buy	9/21/16	38,032	26,451	11,581

UBS AG
	Australian Dollar	Buy	10/19/16	71,465	70,722	743

	British Pound	Buy	9/21/16	215,714	236,821	(21,107)

	British Pound	Sell	9/21/16	215,714	216,641	927

	Euro	Buy	9/21/16	257,763	261,669	(3,906)

	Euro	Sell	9/21/16	257,763	258,909	1,146

WestPac Banking Corp.
	Canadian Dollar	Buy	10/19/16	375,263	380,190	(4,927)

Total						$(68,769)

28 Global Energy Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Energy	$27,203,278	$341,733	$—

Financials	383,512	—	—

Utilities	920,808	—	—

Total common stocks	28,507,598	341,733	—

Warrants	—	6	—

Short-term investments	1,456,035	1,617,543	—

Totals by level	$29,963,633	$1,959,282	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(68,769)	$—

Totals by level	$—	$(68,769)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

Global Energy Fund 29

Statement of assets and liabilities 8/31/16

ASSETS

Investment in securities, at value, including $1,277,366 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $27,218,115)	$29,149,255
Affiliated issuers (identified cost $2,773,660) (Notes 1 and 5)	2,773,660

Foreign currency (cost $134) (Note 1)	135

Dividends, interest and other receivables	91,519

Receivable for shares of the fund sold	21,919

Receivable from Manager (Note 2)	1,239

Unrealized appreciation on forward currency contracts (Note 1)	202,944

Prepaid assets	17,911

Total assets	32,258,582

LIABILITIES

Payable to custodian	6,321

Payable for investments purchased	149,918

Payable for shares of the fund repurchased	53,345

Payable for custodian fees (Note 2)	7,467

Payable for investor servicing fees (Note 2)	9,404

Payable for Trustee compensation and expenses (Note 2)	3,817

Payable for administrative services (Note 2)	117

Payable for distribution fees (Note 2)	16,127

Unrealized depreciation on forward currency contracts (Note 1)	271,713

Collateral on securities loaned, at value (Note 1)	1,317,625

Other accrued expenses	62,929

Total liabilities	1,898,783

Net assets	$30,359,799

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$45,210,085

Undistributed net investment income (Note 1)	191,283

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(16,904,186)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	1,862,617

Total — Representing net assets applicable to capital shares outstanding	$30,359,799

(Continued on next page)

30 Global Energy Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($14,365,944 divided by 1,963,672 shares)	$7.32

Offering price per class A share (100/94.25 of $7.32)*	$7.77

Net asset value and offering price per class B share ($3,016,343 divided by 426,094 shares)**	$7.08

Net asset value and offering price per class C share ($7,001,881 divided by 988,545 shares)**	$7.08

Net asset value and redemption price per class M share ($263,434 divided by 36,604 shares)	$7.20

Offering price per class M share (100/96.50 of $7.20)*	$7.46

Net asset value, offering price and redemption price per class R share
($1,676,733 divided by 232,442 shares)	$7.21

Net asset value, offering price and redemption price per class Y share
($4,035,464 divided by 546,417 shares)	$7.39

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Global Energy Fund 31

Statement of operations Year ended 8/31/16

INVESTMENT INCOME

Dividends (net of foreign tax of $42,599)	$724,950

Interest (including interest income of $2,669 from investments in affiliated issuers) (Note 5)	2,828

Securities lending (net of expenses) (Note 1)	2,157

Total investment income	729,935

EXPENSES

Compensation of Manager (Note 2)	173,976

Investor servicing fees (Note 2)	57,656

Custodian fees (Note 2)	14,601

Trustee compensation and expenses (Note 2)	1,907

Distribution fees (Note 2)	133,922

Administrative services (Note 2)	765

Auditing and tax fees	48,165

Blue sky expense	73,987

Other	28,197

Fees waived and reimbursed by Manager (Note 2)	(111,753)

Total expenses	421,423

Expense reduction (Note 2)	(4,066)

Net expenses	417,357

Net investment income	312,578

Net realized loss on investments (Notes 1 and 3)	(10,465,700)

Net realized gain on foreign currency transactions (Note 1)	98,523

Net realized gain on written options (Notes 1 and 3)	56,685

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	33,392

Net unrealized appreciation of investments, and written options during the year	6,751,879

Net loss on investments	(3,525,221)

Net decrease in net assets resulting from operations	$(3,212,643)

The accompanying notes are an integral part of these financial statements.

32 Global Energy Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 8/31/16	Year ended 8/31/15

Operations:
Net investment income	$312,578	$210,583

Net realized loss on investments
and foreign currency transactions	(10,310,492)	(6,858,072)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	6,785,271	(8,585,340)

Net decrease in net assets resulting from operations	(3,212,643)	(15,232,829)

Distributions to shareholders (Note 1):
From ordinary income
Net realized short-term gain on investments

Class A	—	(671,315)

Class B	—	(114,089)

Class C	—	(129,588)

Class M	—	(1,924)

Class R	—	(97,506)

Class Y	—	(105,145)

From net realized long-term gain on investments
Class A	—	(749,959)

Class B	—	(127,455)

Class C	—	(144,770)

Class M	—	(2,150)

Class R	—	(108,928)

Class Y	—	(117,463)

From return of capital
Class A	—	(57,562)

Class B	—	(9,783)

Class C	—	(11,112)

Class M	—	(165)

Class R	—	(8,361)

Class Y	—	(9,016)

Increase from capital share transactions (Note 4)	4,564,254	19,231,564

Total increase in net assets	1,351,611	1,532,444

NET ASSETS

Beginning of year	29,008,188	27,475,744

End of year (including undistributed net investment income
of $191,283 and $101,268, respectively)	$30,359,799	$29,008,188

The accompanying notes are an integral part of these financial statements.

Global Energy Fund 33

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From	From					Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	From	Total	Redemption	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	return of capital	distributions	fees	end of period	value (%)[b]	(in thousands)	net assets (%)[c,d]	net assets (%)[d]	turnover (%)

Class A
August 31, 2016	$8.31	.10	(1.09)	(.99)	—	—	—	—	—	$7.32	(11.91)	$14,366	1.28[f]	1.34[f]	180
August 31, 2015	16.59	.10	(7.03)	(6.93)	—	(1.30)	(.05)	(1.35)	—	8.31	(43.58)	15,626	1.27	.90	172
August 31, 2014	13.71	.10	2.88	2.98	(.10)	—	—	(.10)	—	16.59	21.82	16,769	1.31	.69	118
August 31, 2013	12.58	.11	1.11	1.22	(.09)	—	—	(.09)	—[e]	13.71	9.77	15,152	1.35	.81	79
August 31, 2012	13.10	.11	(.08)	.03	(.13)	(.42)	—	(.55)	—[e]	12.58	.28	12,227	1.41	.84	63

Class B
August 31, 2016	$8.10	.04	(1.06)	(1.02)	—	—	—	—	—	$7.08	(12.59)	$3,016	2.03[f]	.59[f]	180
August 31, 2015	16.33	.02	(6.90)	(6.88)	—	(1.30)	(.05)	(1.35)	—	8.10	(44.01)	3,087	2.02	.17	172
August 31, 2014	13.51	(.01)	2.83	2.82	—	—	—	—	—	16.33	20.87	2,678	2.06	(.09)	118
August 31, 2013	12.40	.01	1.10	1.11	—	—	—	—	—[e]	13.51	8.95	2,580	2.10	.05	79
August 31, 2012	12.93	.01	(.08)	(.07)	(.04)	(.42)	—	(.46)	—[e]	12.40	(.49)	2,361	2.16	.09	63

Class C
August 31, 2016	$8.11	.04	(1.07)	(1.03)	—	—	—	—	—	$7.08	(12.70)	$7,002	2.03[f]	.60[f]	180
August 31, 2015	16.33	.03	(6.90)	(6.87)	—	(1.30)	(.05)	(1.35)	—	8.11	(43.94)	6,028	2.02	.30	172
August 31, 2014	13.52	(.02)	2.84	2.82	(.01)	—	—	(.01)	—	16.33	20.85	2,381	2.06	(.12)	118
August 31, 2013	12.41	.01	1.10	1.11	—[e]	—	—	—[e]	—[e]	13.52	8.96	1,361	2.10	.07	79
August 31, 2012	12.93	.01	(.07)	(.06)	(.04)	(.42)	—	(.46)	—[e]	12.41	(.45)	995	2.16	.05	63

Class M
August 31, 2016	$8.22	.06	(1.08)	(1.02)	—	—	—	—	—	$7.20	(12.41)	$263	1.78[f]	.87[f]	180
August 31, 2015	16.50	.07	(7.00)	(6.93)	—	(1.30)	(.05)	(1.35)	—	8.22	(43.84)	178	1.77	.68	172
August 31, 2014	13.62	.02	2.86	2.88	—	—	—	—	—	16.50	21.15	79	1.81	.16	118
August 31, 2013	12.46	.02	1.14	1.16	—	—	—	—	—[e]	13.62	9.31	80	1.85	.15	79
August 31, 2012	12.99	.03	(.07)	(.04)	(.07)	(.42)	—	(.49)	—[e]	12.46	(.28)	184	1.91	.23	63

Class R
August 31, 2016	$8.21	.08	(1.08)	(1.00)	—	—	—	—	—	$7.21	(12.18)	$1,677	1.53[f]	1.09[f]	180
August 31, 2015	16.45	.06	(6.95)	(6.89)	—	(1.30)	(.05)	(1.35)	—	8.21	(43.73)	1,724	1.52	.58	172
August 31, 2014	13.63	.06	2.85	2.91	(.09)	—	—	(.09)	—	16.45	21.43	2,440	1.56	.40	118
August 31, 2013	12.51	.06	1.13	1.19	(.07)	—	—	(.07)	—[e]	13.63	9.55	806	1.60	.49	79
August 31, 2012	13.05	.07	(.07)	—	(.12)	(.42)	—	(.54)	—[e]	12.51	.06	725	1.66	.57	63

Class Y
August 31, 2016	$8.37	.12	(1.10)	(.98)	—	—	—	—	—	$7.39	(11.71)	$4,035	1.03[f]	1.63[f]	180
August 31, 2015	16.65	.13	(7.06)	(6.93)	—	(1.30)	(.05)	(1.35)	—	8.37	(43.42)	2,366	1.02	1.16	172
August 31, 2014	13.76	.14	2.88	3.02	(.13)	—	—	(.13)	—	16.65	22.10	3,128	1.06	.90	118
August 31, 2013	12.62	.14	1.13	1.27	(.13)	—	—	(.13)	—[e]	13.76	10.10	1,362	1.10	1.03	79
August 31, 2012	13.14	.14	(.08)	.06	(.16)	(.42)	—	(.58)	—[e]	12.62	.52	1,211	1.16	1.07	63

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

34 Global Energy Fund	Global Energy Fund 35

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

August 31, 2016	0.40%

August 31, 2015	0.39

August 31, 2014	0.41

August 31, 2013	0.23

August 31, 2012	0.28

e Amount represents less than $0.01 per share.

f Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than .01% as a percentage of average net assets per share for each class (Note 2).

The accompanying notes are an integral part of these financial statements.

36 Global Energy Fund

Notes to financial statements 8/31/16

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2015 through August 31, 2016.

Putnam Global Energy Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. For this non-diversified fund concentrating in the energy industries, the fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential. Under normal circumstances, the fund invests at least 80% of the fund’s net assets in securities of companies in the energy industries. This policy may be changed only after 60 days’ notice to shareholders. Potential investments include companies engaged in the exploration, production, development and refinement of conventional and alternative sources of energy. The fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that Putnam Management believes will cause the stock price to rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M (effective November 1, 2015), class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique

Global Energy Fund 37

to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

38 Global Energy Fund

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities

Global Energy Fund 39

as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $233,367 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $150,000 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $1,317,625 and the value of securities loaned amounted to $1,277,366.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Prior to September 22, 2016, the fund participated in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and the same unsecured uncommitted line of credit. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee (0.04% prior to September 22, 2016) and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% (0.16% prior to September 22, 2016) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net

40 Global Energy Fund

investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At August 31, 2016, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

Loss carryover

Short-term	Long-term	Total

$6,308,976	$267,618	$6,576,594

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $9,963,645 recognized during the period between November 1, 2015 and August 31, 2016, to its fiscal year ending August 31, 2017.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from late year loss, and from partnership income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $222,563 to decrease undistributed net investment income, $38,032 to increase paid-in capital and $184,531 to decrease accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$2,083,577
Unrealized depreciation	(516,385)

Net unrealized appreciation	1,567,192
Undistributed ordinary income	122,514
Capital loss carryforward	(6,576,594)
Post-October capital loss deferral	(9,963,645)
Cost for federal income tax purposes	$30,355,723

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,

0.730%	of the next $5 billion,	0.560%	of the next $50 billion,

0.680%	of the next $10 billion,	0.550%	of the next $100 billion and

0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

Global Energy Fund 41

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.623% of the fund’s average net assets.

Putnam Management has contractually agreed, through December 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $111,428 as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the reporting period, Putnam Management voluntarily waived $325.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

Effective September 1, 2016, Putnam Investor Services, Inc. will receive fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that include (1) a per account fee for each retail account of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$28,544	Class R	3,170

Class B	5,997	Class Y	6,897

Class C	12,657	Total	$57,656

Class M	391

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s

42 Global Energy Fund

expenses were reduced by $82 under the expense offset arrangements and by $3,984 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $23, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$34,575	Class M	1,417

Class B	29,039	Class R	7,672

Class C	61,219	Total	$133,922

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $18,475 and $275 from the sale of class A and class M shares, respectively, and received $1,121 and $63 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% (no longer applicable effective November 1, 2015) is assessed on certain redemptions of class  A and class  M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$53,747,174	$49,313,204

U.S. government securities (Long-term)	—	—

Total	$53,747,174	$49,313,204

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Global Energy Fund 43

Written option transactions during the reporting period are summarized as follows:

	Written option	Written option
	contract amounts	premiums

Written options outstanding at the
beginning of the reporting period	$—	$—

Options opened	59,254	93,544
Options exercised	—	—
Options expired	—	—
Options closed	(59,254)	(93,544)

Written options outstanding at the
end of the reporting period	$—	$—

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 8/31/16		Year ended 8/31/15

Class A	Shares	Amount	Shares	Amount

Shares sold	1,246,396	$8,670,083	1,282,772	$13,638,676

Shares issued in connection with
reinvestment of distributions	—	—	136,173	1,454,323

	1,246,396	8,670,083	1,418,945	15,092,999

Shares repurchased	(1,162,794)	(7,919,550)	(549,886)	(5,968,049)

Net increase	83,602	$750,533	869,059	$9,124,950

	Year ended 8/31/16		Year ended 8/31/15

Class B	Shares	Amount	Shares	Amount

Shares sold	137,293	$926,818	261,964	$2,685,733

Shares issued in connection with
reinvestment of distributions	—	—	23,253	243,462

	137,293	926,818	285,217	2,929,195

Shares repurchased	(92,155)	(621,639)	(68,248)	(706,880)

Net increase	45,138	$305,179	216,969	$2,222,315

	Year ended 8/31/16		Year ended 8/31/15

Class C	Shares	Amount	Shares	Amount

Shares sold	435,461	$2,932,379	677,721	$6,946,557

Shares issued in connection with
reinvestment of distributions	—	—	26,942	282,078

	435,461	2,932,379	704,663	7,228,635

Shares repurchased	(190,573)	(1,323,039)	(106,767)	(1,052,531)

Net increase	244,888	$1,609,340	597,896	$6,176,104

44 Global Energy Fund

	Year ended 8/31/16		Year ended 8/31/15

Class M	Shares	Amount	Shares	Amount

Shares sold	18,790	$124,594	24,326	$243,219

Shares issued in connection with
reinvestment of distributions	—	—	400	4,239

	18,790	124,594	24,726	247,458

Shares repurchased	(3,838)	(26,201)	(7,887)	(78,777)

Net increase	14,952	$98,393	16,839	$168,681

	Year ended 8/31/16		Year ended 8/31/15

Class R	Shares	Amount	Shares	Amount

Shares sold	133,333	$908,275	132,326	$1,416,327

Shares issued in connection with
reinvestment of distributions	—	—	9,069	95,954

	133,333	908,275	141,395	1,512,281

Shares repurchased	(110,748)	(740,586)	(79,875)	(858,825)

Net increase	22,585	$167,689	61,520	$653,456

	Year ended 8/31/16		Year ended 8/31/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	467,811	$3,077,254	409,997	$4,298,113

Shares issued in connection with
reinvestment of distributions	—	—	21,504	230,952

	467,811	3,077,254	431,501	4,529,065

Shares repurchased	(204,098)	(1,444,134)	(336,718)	(3,643,007)

Net increase	263,713	$1,633,120	94,783	$886,058

At the close of the reporting period, a shareholder of record owned 6.1% of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$721,705	$20,210,554	$19,476,224	$2,669	$1,456,035

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund concentrates a majority of its investments in the energy sector, which involves more risk than a fund that invests more broadly.

Global Energy Fund 45

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Written equity option contracts (contract amount) (Note 3)	$14,000

Forward currency contracts (contract amount)	$21,200,000

Warrants (number of warrants)	42,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$202,944	Payables	$271,713

Equity contracts	Investments	6	Payables	—

Total		$202,950		$271,713

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Options	contracts	Total

Foreign exchange contracts	$—	$105,685	$105,685

Equity contracts	56,685	—	56,685

Total	$56,685	$105,685	$162,370

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$32,499	$32,499

Total	$32,499	$32,499

46 Global Energy Fund

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Global Energy Fund 47

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

Forward currency contracts#	$77,181	$27,346	$—	$236	$64,040	$13,806	$4,885	$—	$12,634	$2,816	$—	$202,944

Total Assets	$77,181	$27,346	$—	$236	$64,040	$13,806	$4,885	$—	$12,634	$2,816	$—	$202,944

Liabilities:

Forward currency contracts#	14,565	2,963	8,350	5,097	—	247	100,740	4,934	104,877	25,013	4,927	271,713

Total Liabilities	$14,565	$2,963	$8,350	$5,097	$—	$247	$100,740	$4,934	$104,877	$25,013	$4,927	$271,713

Total Financial and Derivative Net Assets	$62,616	$24,383	$(8,350)	$(4,861)	$64,040	$13,559	$(95,855)	$(4,934)	$(92,243)	$(22,197)	$(4,927)	$(68,769)

Total collateral received (pledged)†##	$—	$—	$—	$—	$—	$—	$(95,855)	$—	$—	$—	$—

Net amount	$62,616	$24,383	$(8,350)	$(4,861)	$64,040	$13,559	$—	$(4,934)	$(92,243)	$(22,197)	$(4,927)

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Federal tax information (Unaudited)

The fund designated 100% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2017 will show the tax status of all distributions paid to your account in calendar 2016.

48 Global Energy Fund	Global Energy Fund 49

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Global Financials Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of August 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Global Financials Fund as of August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
October 12, 2016

24 Global Financials Fund

The fund’s portfolio 8/31/16

COMMON STOCKS (95.8%)*	Shares	Value

Banks (36.8%)
Australia & New Zealand Banking Group, Ltd. (Australia)	21,617	$437,512

Bank of Ireland (Ireland) †	679,808	153,175

Citigroup, Inc.	12,755	608,920

Credicorp, Ltd. (Peru)	1,492	233,767

Grupo Financiero Banorte SAB de CV (Mexico)	32,500	175,144

ING Groep NV GDR (Netherlands)	24,607	307,965

JPMorgan Chase & Co.	10,356	699,030

KeyCorp	24,400	306,464

Metro Bank PLC (United Kingdom) †	5,374	169,153

Moneta Money Bank AS (Czech Republic) †	53,328	173,207

Natixis SA (France)	40,050	177,176

PacWest Bancorp	4,200	181,902

Permanent TSB Group Holdings PLC (Ireland) †	76,729	171,175

Sumitomo Mitsui Financial Group, Inc. (Japan)	6,600	231,325

Swedbank AB Class A (Sweden)	14,807	340,570

Wells Fargo & Co.	11,450	581,660

4,948,145
Capital markets (12.2%)
AllianceBernstein Holding LP	15,300	334,917

BGP Holdings PLC (Malta) † F	82,319	92

Charles Schwab Corp. (The)	12,800	402,688

E*Trade Financial Corp. †	7,200	189,936

Invesco, Ltd.	8,600	268,234

KKR & Co. LP	29,600	443,704

1,639,571
Consumer finance (2.2%)
Oportun Financial Corp. (acquired 6/23/15, cost $6,022)
(Private) † ∆∆ F	2,113	5,420

Synchrony Financial	10,500	292,215

297,635
Diversified financial services (3.1%)
Challenger, Ltd. (Australia)	37,907	262,157

Eurazeo SA (France)	2,566	155,678

417,835
Hotels, restaurants, and leisure (1.8%)
Dalata Hotel Group PLC (Ireland) †	50,735	246,177

246,177
Insurance (22.4%)
Admiral Group PLC (United Kingdom)	4,963	133,602

AIA Group, Ltd. (Hong Kong)	61,200	385,525

American International Group, Inc.	10,100	604,283

Assured Guaranty, Ltd.	17,000	472,090

Chubb, Ltd.	1,700	215,781

Hartford Financial Services Group, Inc. (The)	7,500	308,025

Intact Financial Corp. (Canada)	3,720	269,994

Prudential PLC (United Kingdom)	20,652	369,770

St James’s Place PLC (United Kingdom)	19,407	250,256

		3,009,326

Global Financials Fund 25

COMMON STOCKS (95.8%)* cont.	Shares	Value

IT Services (1.6%)
Visa, Inc. Class A	2,620	$211,958

211,958
Real estate investment trusts (REITs) (6.9%)
Big Yellow Group PLC (United Kingdom)	13,906	138,142

Boston Properties, Inc.	1,500	210,195

Hibernia REIT PLC (Ireland)	94,525	147,297

Japan Hotel REIT Investment Corp (Japan)	289	248,402

Public Storage	856	191,693

935,729
Real estate management and development (6.1%)
Foxtons Group PLC (United Kingdom)	90,696	141,428

Hang Lung Group, Ltd. (Hong Kong)	39,000	142,768

Kennedy-Wilson Holdings, Inc.	13,600	300,016

Mitsui Fudosan Co., Ltd. (Japan)	11,000	237,219

821,431
Thrifts and mortgage finance (1.4%)
Radian Group, Inc.	13,600	186,456

186,456
Transportation infrastructure (1.3%)
Sumitomo Warehouse Co., Ltd. (The) (Japan)	34,000	168,775

		168,775

Total common stocks (cost $11,755,210)		$12,883,038

WARRANTS (1.3%)* †	Expiration	Strike
	date	price	Warrants	Value

Housing Development Finance Corp., Ltd.
(HDFC) 144A (India)	9/30/17	$0.00	8,048	$168,897

Total warrants (cost $142,033)				$168,897

CONVERTIBLE PREFERRED STOCKS (0.2%)*	Shares	Value

Oportun Financial Corp. Ser. A-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $17) (Private) † ∆∆ F	6	$15

Oportun Financial Corp. Ser. B-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $315) (Private) † ∆∆ F	100	284

Oportun Financial Corp. Ser. C-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $738) (Private) † ∆∆ F	145	664

Oportun Financial Corp. Ser. D-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $1,069) (Private) † ∆∆ F	210	962

Oportun Financial Corp. Ser. E-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $598) (Private) † ∆∆ F	109	539

Oportun Financial Corp. Ser. F, 8.00% cv. pfd. (acquired 6/23/15, cost
$1,812) (Private) † ∆∆ F	236	1,631

Oportun Financial Corp. Ser. F-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $5,087 (Private) † ∆∆ F	1,785	4,579

Oportun Financial Corp. Ser. G, 8.00% cv. pfd. (acquired 6/23/15, cost
$6,432) (Private) † ∆∆ F	2,257	5,789

Oportun Financial Corp. Ser. H, 8.00% cv. pfd. (acquired 2/6/15, cost
$16,156) (Private) † ∆∆ F	5,674	14,540

Total convertible preferred stocks (cost $32,224)		$29,003

26 Global Financials Fund

SHORT-TERM INVESTMENTS (2.0%)*	Shares	Value

Putnam Short Term Investment Fund 0.44% L	275,150	$275,150

Total short-term investments (cost $275,150)		$275,150

TOTAL INVESTMENTS

Total investments (cost $12,204,617)		$13,356,088

Key to holding’s abbreviations
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2015 through August 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $13,448,365.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $34,515, or 0.3% of net assets.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $3,253 to cover certain derivative contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

DIVERSIFICATION BY COUNTRY ⌂

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	54.8%	Netherlands	2.3%

United Kingdom	9.0	Canada	2.0

Japan	6.6	Peru	1.8

Ireland	5.4	Mexico	1.3

Australia	5.2	Czech Republic	1.3

Hong Kong	4.0	India	1.3

Sweden	2.5	Total	100.0%

France	2.5

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

Global Financials Fund 27

FORWARD CURRENCY CONTRACTS at 8/31/16 (aggregate face value $3,834,848)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Bank of America N.A.
	Australian Dollar	Buy	10/19/16	$171,681	$171,120	$561

	British Pound	Buy	9/21/16	84,604	79,771	4,833

	Canadian Dollar	Buy	10/19/16	96,562	97,832	(1,270)

	Danish Krone	Buy	9/21/16	35,461	35,620	(159)

	Singapore Dollar	Buy	11/16/16	198,063	198,364	(301)

	Barclays Bank PLC
	Australian Dollar	Buy	10/19/16	21,994	21,763	231

	Canadian Dollar	Buy	10/19/16	113,265	114,744	(1,479)

	Euro	Buy	9/21/16	228,292	229,339	(1,047)

	Hong Kong Dollar	Buy	11/16/16	6,283	6,283	—

	Japanese Yen	Buy	11/16/16	77,861	78,766	(905)

	Swiss Franc	Buy	9/21/16	194,310	194,063	247

	Credit Suisse International
	British Pound	Sell	9/21/16	1,313	21,223	19,910

	Canadian Dollar	Buy	10/19/16	125,544	127,196	(1,652)

	Japanese Yen	Sell	11/16/16	140,618	142,239	1,621

	Norwegian Krone	Buy	9/21/16	40,840	40,800	40

	Swedish Krona	Sell	9/21/16	228,087	236,214	8,127

	Goldman Sachs International
	Australian Dollar	Sell	10/19/16	74,768	73,994	(774)

	Euro	Buy	9/21/16	48,784	48,838	(54)

	Euro	Sell	9/21/16	48,784	49,492	708

HSBC Bank USA, National Association
	British Pound	Buy	9/21/16	88,283	86,606	1,677

	British Pound	Sell	9/21/16	88,283	92,039	3,756

	Canadian Dollar	Buy	10/19/16	169,096	171,315	(2,219)

	Euro	Sell	9/21/16	168,791	170,015	1,224

	Royal Bank of Scotland PLC (The)
	British Pound	Sell	9/21/16	148,977	163,743	14,766

	Canadian Dollar	Buy	10/19/16	67,807	68,708	(901)

	Swedish Krona	Buy	9/21/16	66,866	68,958	(2,092)

	State Street Bank and Trust Co.
	Australian Dollar	Buy	10/19/16	30,553	30,237	316

	British Pound	Sell	9/21/16	98,661	119,101	20,440

	Canadian Dollar	Buy	10/19/16	56,213	57,038	(825)

	Euro	Buy	9/21/16	36,169	36,328	(159)

	Euro	Sell	9/21/16	36,169	36,210	41

	Israeli Shekel	Buy	10/19/16	15,315	14,984	331

	Japanese Yen	Buy	11/16/16	204,281	206,714	(2,433)

	Swedish Krona	Buy	9/21/16	57,747	59,771	(2,024)

	Swiss Franc	Buy	9/21/16	80,207	78,415	1,792

28 Global Financials Fund

FORWARD CURRENCY CONTRACTS at 8/31/16 (aggregate face value $3,834,848) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

UBS AG
	Australian Dollar	Buy	10/19/16	$30,702	$30,663	$39

	British Pound	Sell	9/21/16	90,122	99,276	9,154

	Canadian Dollar	Buy	10/19/16	49,883	50,535	(652)

	Euro	Buy	9/21/16	48,784	49,505	(721)

	Swiss Franc	Buy	9/21/16	64,533	64,472	61

WestPac Banking Corp.
	Australian Dollar	Buy	10/19/16	84,377	83,488	889

	British Pound	Buy	9/21/16	657	654	3

	British Pound	Sell	9/21/16	657	721	64

	Canadian Dollar	Buy	10/19/16	27,306	27,664	(358)

	Japanese Yen	Buy	11/16/16	27	27	—

Total						$70,806

Global Financials Fund 29

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$246,177	$—	$—

Financials	10,305,708	1,944,908	5,512

Industrials	—	168,775	—

Information technology	211,958	—	—

Total common stocks	10,763,843	2,113,683	5,512
Convertible preferred stocks	—	—	29,003

Warrants	—	168,897	—

Short-term investments	275,150	—	—

Totals by level	$11,038,993	$2,282,580	$34,515

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$70,806	$—

Totals by level	$—	$70,806	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

30 Global Financials Fund

Statement of assets and liabilities 8/31/16

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $11,929,467)	$13,080,938
Affiliated issuers (identified cost $275,150) (Notes 1 and 5)	275,150

Cash	6,874

Foreign currency (cost $5,006) (Note 1)	5,005

Dividends, interest and other receivables	14,805

Receivable for shares of the fund sold	55,903

Receivable from Manager (Note 2)	12,921

Unrealized appreciation on forward currency contracts (Note 1)	90,831

Foreign tax reclaim	3,285

Prepaid assets	17,291

Total assets	13,563,003

LIABILITIES

Payable for shares of the fund repurchased	15,605

Payable for custodian fees (Note 2)	5,691

Payable for investor servicing fees (Note 2)	4,360

Payable for Trustee compensation and expenses (Note 2)	2,745

Payable for administrative services (Note 2)	54

Payable for distribution fees (Note 2)	5,926

Payable for auditing and tax fees	47,929

Payable for reports to shareholders	10,210

Unrealized depreciation on forward currency contracts (Note 1)	20,025

Other accrued expenses	2,093

Total liabilities	114,638

Net assets	$13,448,365

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$13,039,468

Undistributed net investment income (Note 1)	175,972

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(989,108)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	1,222,033

Total — Representing net assets applicable to capital shares outstanding	$13,448,365

(Continued on next page)

Global Financials Fund 31

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($6,621,256 divided by 622,184 shares)	$10.64

Offering price per class A share (100/94.25 of $10.64)*	$11.29

Net asset value and offering price per class B share ($1,098,684 divided by 106,660 shares)**	$10.30

Net asset value and offering price per class C share ($1,865,807 divided by 182,918 shares)**	$10.20

Net asset value and redemption price per class M share ($86,163 divided by 8,208 shares)	$10.50

Offering price per class M share (100/96.50 of $10.50)*	$10.88

Net asset value, offering price and redemption price per class R share
($866,123 divided by 82,475 shares)	$10.50

Net asset value, offering price and redemption price per class Y share
($2,910,332 divided by 271,820 shares)	$10.71

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

32 Global Financials Fund

Statement of operations Year ended 8/31/16

INVESTMENT INCOME

Dividends (net of foreign tax of $14,964)	$336,811

Interest (including interest income of $1,230 from investments in affiliated issuers) (Note 5)	1,230

Securities lending (net of expenses) (Note 1)	3,249

Total investment income	341,290

EXPENSES

Compensation of Manager (Note 2)	85,837

Investor servicing fees (Note 2)	28,481

Custodian fees (Note 2)	13,884

Trustee compensation and expenses (Note 2)	963

Distribution fees (Note 2)	52,559

Administrative services (Note 2)	413

Reports to shareholders	18,780

Auditing and tax fees	48,017

Blue sky expense	71,872

Other	3,728

Fees waived and reimbursed by Manager (Note 2)	(130,447)

Total expenses	194,087

Expense reduction (Note 2)	(137)

Net expenses	193,950

Net investment income	147,340

Net realized loss on investments (Notes 1 and 3)	(919,881)

Net realized gain on foreign currency transactions (Note 1)	79,048

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	137,479

Net unrealized depreciation of investments during the year	(456,500)

Net loss on investments	(1,159,854)

Net decrease in net assets resulting from operations	$(1,012,514)

The accompanying notes are an integral part of these financial statements.

Global Financials Fund 33

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 8/31/16	Year ended 8/31/15

Operations:
Net investment income	$147,340	$94,481

Net realized gain (loss) on investments
and foreign currency transactions	(840,833)	331,801

Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(319,021)	(940,075)

Net decrease in net assets resulting from operations	(1,012,514)	(513,793)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(5,558)	(10,397)

Class B	(1,051)	—

Class C	(2,137)	—

Class M	(64)	—

Class R	(710)	—

Class Y	(2,810)	(13,162)

Net realized short-term gain on investments

Class A	—	(104,165)

Class B	—	(16,430)

Class C	—	(17,742)

Class M	—	(1,290)

Class R	—	(11,957)

Class Y	—	(48,217)

From net realized long-term gain on investments
Class A	(229,336)	(1,253,513)

Class B	(43,358)	(197,727)

Class C	(88,196)	(213,501)

Class M	(2,647)	(15,515)

Class R	(29,299)	(143,884)

Class Y	(115,955)	(580,227)

Increase (decrease) from capital share transactions (Note 4)	(491,670)	7,240,699

Total increase (decrease) in net assets	(2,025,305)	4,099,179

NET ASSETS

Beginning of year	15,473,670	11,374,491

End of year (including undistributed net investment income
of $175,972 and distributions in excess of net investment
income of $58,176, respectively)	$13,448,365	$15,473,670

The accompanying notes are an integral part of these financial statements.

34 Global Financials Fund

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Global Financials Fund 35

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	(%)

Class A
August 31, 2016	$11.68	.13	(.77)	(.64)	(.01)	(.39)	(.40)	—	$10.64	(5.66)	$6,621	1.28 [f]	1.20 [f]	46
August 31, 2015	15.28	.10	(.28)	(.18)	(.03)	(3.39)	(3.42)	—	11.68	(1.38)	6,384	1.28	.81	39
August 31, 2014	13.70	.14	2.02	2.16	(.11)	(.47)	(.58)	—	15.28	15.80	5,691	1.30	.90	55
August 31, 2013	10.65	.15	2.97	3.12	(.07)	—	(.07)	— [e]	13.70	29.42	7,840	1.35	1.18	54
August 31, 2012	10.36	.16	.34	.50	(.15)	(.07)	(.22)	.01	10.65	5.20	4,817	1.41	1.58	68

Class B
August 31, 2016	$11.40	.05	(.75)	(.70)	(.01)	(.39)	(.40)	—	$10.30	(6.33)	$1,099	2.03 [f]	.46 [f]	46
August 31, 2015	15.07	.01	(.29)	(.28)	—	(3.39)	(3.39)	—	11.40	(2.15)	1,093	2.03	.06	39
August 31, 2014	13.53	.02	2.00	2.02	(.01)	(.47)	(.48)	—	15.07	14.96	779	2.05	.14	55
August 31, 2013	10.53	.06	2.94	3.00	—	—	—	— [e]	13.53	28.49	700	2.10	.46	54
August 31, 2012	10.24	.08	.34	.42	(.07)	(.07)	(.14)	.01	10.53	4.36	357	2.16	.81	68

Class C
August 31, 2016	$11.29	.04	(.73)	(.69)	(.01)	(.39)	(.40)	—	$10.20	(6.31)	$1,866	2.03 f	.42 [f]	46
August 31, 2015	14.96	.01	(.29)	(.28)	—	(3.39)	(3.39)	—	11.29	(2.17)	1,765	2.03	.08	39
August 31, 2014	13.43	.01	2.00	2.01	(.01)	(.47)	(.48)	—	14.96	14.97	940	2.05	.09	55
August 31, 2013	10.45	.06	2.92	2.98	—	—	—	— [e]	13.43	28.52	3,925	2.10	.43	54
August 31, 2012	10.25	.10	.30	.40	(.14)	(.07)	(.21)	.01	10.45	4.34	2,627	2.16	1.02	68

Class M
August 31, 2016	$11.58	.08	(.76)	(.68)	(.01)	(.39)	(.40)	—	$10.50	(6.06)	$86	1.78 [f]	.77 [f]	46
August 31, 2015	15.22	.04	(.29)	(.25)	—	(3.39)	(3.39)	—	11.58	(1.89)	79	1.78	.33	39
August 31, 2014	13.62	.05	2.03	2.08	(.01)	(.47)	(.48)	—	15.22	15.25	78	1.80	.31	55
August 31, 2013	10.58	.08	2.97	3.05	(.01)	—	(.01)	— [e]	13.62	28.84	110	1.85	.61	54
August 31, 2012	10.33	.11	.32	.43	(.12)	(.07)	(.19)	.01	10.58	4.56	70	1.91	1.05	68

Class R
August 31, 2016	$11.56	.11	(.77)	(.66)	(.01)	(.39)	(.40)	—	$10.50	(5.89)	$866	1.53 [f]	1.03 [f]	46
August 31, 2015	15.17	.09	(.31)	(.22)	—	(3.39)	(3.39)	—	11.56	(1.66)	893	1.53	.68	39
August 31, 2014	13.60	.10	2.02	2.12	(.08)	(.47)	(.55)	—	15.17	15.60	737	1.55	.67	55
August 31, 2013	10.58	.12	2.95	3.07	(.05)	—	(.05)	— [e]	13.60	29.05	564	1.60	.94	54
August 31, 2012	10.31	.13	.33	.46	(.13)	(.07)	(.20)	.01	10.58	4.83	340	1.66	1.30	68

Class Y
August 31, 2016	$11.72	.16	(.77)	(.61)	(.01)	(.39)	(.40)	—	$10.71	(5.37)	$2,910	1.03 [f]	1.45 [f]	46
August 31, 2015	15.34	.14	(.30)	(.16)	(.07)	(3.39)	(3.46)	—	11.72	(1.17)	5,260	1.03	1.08	39
August 31, 2014	13.74	.18	2.03	2.21	(.14)	(.47)	(.61)	—	15.34	16.16	3,149	1.05	1.16	55
August 31, 2013	10.67	.20	2.97	3.17	(.10)	—	(.10)	— [e]	13.74	29.83	4,662	1.10	1.48	54
August 31, 2012	10.39	.19	.32	.51	(.17)	(.07)	(.24)	.01	10.67	5.39	1,193	1.16	1.90	68

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

36 Global Financials Fund	Global Financials Fund 37

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

August 31, 2016	0.95%

August 31, 2015	1.00

August 31, 2014	0.59

August 31, 2013	0.37

August 31, 2012	0.78

e Amount represents less than $0.01 per share.

f Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than .01% as a percentage of average net assets per share for each class (Note 2).

The accompanying notes are an integral part of these financial statements.

38 Global Financials Fund

Notes to financial statements 8/31/16

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2015 through August 31, 2016.

Putnam Global Financials Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. This fund concentrates in the financials industry. The fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential. Under normal circumstances, the fund invests at least 80% of the fund’s net assets in securities of companies in the financial services industries. This policy may be changed only after 60 days’ notice to shareholders. Potential investments include commercial and investment banks, savings and loan organizations, brokerage and asset management firms, insurance companies and real estate investment trusts and real estate investment and development companies. The fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that it believes will cause the stock price to rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M (effective November 1, 2015), class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Global Financials Fund 39

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

40 Global Financials Fund

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $3,073 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC,

Global Financials Fund 41

a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Prior to September 22, 2016, the fund participated in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and the same unsecured uncommitted line of credit. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee (0.04% prior to September 22, 2016) and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% (0.16% prior to September 22, 2016) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At August 31, 2016, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover

Short-term	Long-term	Total

$183,919	$5,002	$188,921

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $721,555 recognized during the period between November 1, 2015 and August 31, 2016 to its fiscal year ending August 31, 2017.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

42 Global Financials Fund

These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from late year loss deferrals, from realized gains and losses on passive foreign investment companies, from unrealized gains and losses on passive foreign investment companies, from a redesignation of taxable distributions, and from partnership income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $99,138 to increase undistributed net investment income, $1,958 to decrease paid-in capital and $97,180 to increase accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$1,898,130
Unrealized depreciation	(824,218)

Net unrealized appreciation	1,073,912
Undistributed ordinary income	247,238
Capital loss carryforward	(188,921)
Post-October capital loss deferral	(721,555)
Cost for federal income tax purposes	$12,282,176

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,

0.730%	of the next $5 billion,	0.560%	of the next $50 billion,

0.680%	of the next $10 billion,	0.550%	of the next $100 billion and

0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.624% of the fund’s average net assets.

Putnam Management has contractually agreed, through December 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $130,283 as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the reporting period, Putnam Management voluntarily waived $164.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL. Prior to April 1, 2016, Putnam Management paid a quarterly sub-management fee to PIL for its services at an annual rate of 0.175% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management

Global Financials Fund 43

or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

Effective September 1, 2016, Putnam Investor Services, Inc. will receive fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that include (1) a per account fee for each retail account of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$13,052	Class R	1,843

Class B	2,335	Class Y	6,856

Class C	4,226	Total	$28,481

Class M	169

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $28 under the expense offset arrangements and by $109 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $10, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%,

44 Global Financials Fund

1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$15,781	Class M	613

Class B	11,290	Class R	4,454

Class C	20,421	Total	$52,559

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $9,548 and $70 from the sale of class A and class M shares, respectively, and received $625 and $50 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% (no longer applicable effective November 1, 2015) is assessed on certain redemptions of class  A and class  M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities	$6,070,435	$6,681,777

U.S. government securities (Long-term)	—	—

Total	$6,070,435	$6,681,777

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 8/31/16		Year ended 8/31/15

Class A	Shares	Amount	Shares	Amount

Shares sold	241,977	$2,608,765	305,850	$3,868,075

Shares issued in connection with
reinvestment of distributions	20,663	230,598	113,824	1,339,711

	262,640	2,839,363	419,674	5,207,786

Shares repurchased	(187,090)	(1,949,356)	(245,407)	(2,977,393)

Net increase	75,550	$890,007	174,267	$2,230,393

	Year ended 8/31/16		Year ended 8/31/15

Class B	Shares	Amount	Shares	Amount

Shares sold	29,435	$318,850	72,459	$945,280

Shares issued in connection with
reinvestment of distributions	4,055	43,997	18,542	214,157

	33,490	362,847	91,001	1,159,437

Shares repurchased	(22,703)	(232,246)	(46,804)	(593,954)

Net increase	10,787	$130,601	44,197	$565,483

Global Financials Fund 45

	Year ended 8/31/16		Year ended 8/31/15

Class C	Shares	Amount	Shares	Amount

Shares sold	125,231	$1,343,489	93,023	$1,134,882

Shares issued in connection with
reinvestment of distributions	8,400	90,303	20,167	230,711

	133,631	1,433,792	113,190	1,365,593

Shares repurchased	(106,998)	(1,058,225)	(19,774)	(239,571)

Net increase	26,633	$375,567	93,416	$1,126,022

	Year ended 8/31/16		Year ended 8/31/15

Class M	Shares	Amount	Shares	Amount

Shares sold	2,614	$27,125	740	$9,168

Shares issued in connection with
reinvestment of distributions	246	2,711	1,435	16,805

	2,860	29,836	2,175	25,973

Shares repurchased	(1,443)	(15,262)	(523)	(7,086)

Net increase	1,417	$14,574	1,652	$18,887

	Year ended 8/31/16		Year ended 8/31/15

Class R	Shares	Amount	Shares	Amount

Shares sold	63,704	$664,262	66,525	$810,020

Shares issued in connection with
reinvestment of distributions	1,329	14,664	9,516	111,053

	65,033	678,926	76,041	921,073

Shares repurchased	(59,847)	(624,947)	(47,357)	(599,310)

Net increase	5,186	$53,979	28,684	$321,763

	Year ended 8/31/16		Year ended 8/31/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	118,821	$1,260,770	331,437	$4,171,292

Shares issued in connection with
reinvestment of distributions	10,600	118,725	54,390	641,260

	129,421	1,379,495	385,827	4,812,552

Shares repurchased	(306,400)	(3,335,893)	(142,391)	(1,834,401)

Net increase (decrease)	(176,979)	$(1,956,398)	243,436	$2,978,151

At the close of the reporting period, the Putnam Global Sector Fund owned 9.9% of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$505,653	$4,991,246	$5,221,749	$1,230	$275,150

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

46 Global Financials Fund

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund concentrates a majority of its investments in the financials sector, which involves more risk than a fund that invests more broadly.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$6,100,000

Warrants (number of warrants)	11,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$90,831	Payables	$20,025

	Investments,
Equity contracts	Receivables	168,897	Payables	—

Total		$259,728		$20,025

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Warrants	contracts	Total

Foreign exchange contracts	$—	$75,369	$75,369

Equity contracts	(28,938)	—	(28,938)

Total	$(28,938)	$75,369	$46,431

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Warrants	contracts	Total

Foreign exchange contracts	$—	$137,312	$137,312

Equity contracts	70,800	—	70,800

Total	$70,800	$137,312	$208,112

Global Financials Fund 47

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

Forward currency contracts#	$5,394	$478	$29,698	$708	$6,657	$14,766	$22,920	$9,254	$956	$90,831

Total Assets	$5,394	$478	$29,698	$708	$6,657	$14,766	$22,920	$9,254	$956	$90,831

Liabilities:

Forward currency contracts#	1,730	3,431	1,652	828	2,219	2,993	5,441	1,373	358	20,025

Total Liabilities	$1,730	$3,431	$1,652	$828	$2,219	$2,993	$5,441	$1,373	$358	$20,025

Total Financial and Derivative Net Assets	$3,664	$(2,953)	$28,046	$(120)	$4,438	$11,773	$17,479	$7,881	$598	$70,806

Total collateral received (pledged)†##	$—	$—	$—	$—	$—	$—	$—	$—	$—

Net amount	$3,664	$(2,953)	$28,046	$(120)	$4,438	$11,773	$17,479	$7,881	$598

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Federal tax information (Unaudited)

The fund designated 36.50% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 100.00%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2017 will show the tax status of all distributions paid to your account in calendar 2016.

48 Global Financials Fund	Global Financials Fund 49

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Global Health Care Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Global Health Care Fund (the “fund”) at August 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at August 31, 2016 by correspondence with the custodian, brokers, transfer agent, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 7, 2016

24 Global Health Care Fund

The fund’s portfolio 8/31/16

COMMON STOCKS (98.9%)*	Shares	Value

Biotechnology (30.0%)
Acceleron Pharma, Inc. †	112,700	$3,382,127

Adaptimmune Therapeutics PLC ADR (United Kingdom) †	403,985	2,706,700

Alkermes PLC †	91,200	3,991,824

AMAG Pharmaceuticals, Inc. † S	153,440	3,656,475

Amgen, Inc.	360,935	61,380,606

Applied Genetic Technologies Corp. †	302,159	3,861,592

Biogen, Inc. †	130,100	39,762,463

BioMarin Pharmaceutical, Inc. †	223,000	20,937,470

Blueprint Medicines Corp. † S	89,500	2,495,260

Catabasis Pharmaceuticals, Inc. † S	108,575	541,789

Celgene Corp. †	785,500	83,844,270

Cellectis SA ADR (France) † S	36,062	956,364

ChemoCentryx, Inc. † S	180,888	904,440

China Biologic Products, Inc. (China) † S	32,689	3,597,098

Cidara Therapeutics, Inc. † S	90,120	1,042,688

Concert Pharmaceuticals, Inc. †	146,831	1,427,197

CytomX Therapeutics, Inc. † S	1,160,856	13,616,841

Gilead Sciences, Inc.	1,032,800	80,950,862

Grifols SA ADR (Spain)	493,000	7,843,630

Immune Design Corp. † S	206,302	1,454,429

Inovio Pharmaceuticals, Inc. † S	146,000	1,338,820

Keryx Biopharmaceuticals, Inc. † S	603,100	2,472,710

Kite Pharma, Inc. † S	42,000	2,420,040

Medivation, Inc. †	528,600	42,584,016

Merrimack Pharmaceuticals, Inc. † S	520,434	2,404,405

Portola Pharmaceuticals, Inc. †	143,669	2,925,101

PTC Therapeutics, Inc. † S	198,149	1,626,803

Shire PLC (United Kingdom)	574,591	35,922,878

Sorrento Therapeutics, Inc. † S	189,300	1,260,738

Trevena, Inc. †	450,443	3,054,004

Trillium Therapeutics, Inc. (Canada) † S	90,132	1,168,111

Ultragenyx Pharmaceutical, Inc. † S	58,406	3,850,124

uniQure NV (Netherlands) † S	266,683	2,090,795

Vertex Pharmaceuticals, Inc. †	90,900	8,590,959

Vitae Pharmaceuticals, Inc. †	126,353	873,099

450,936,728
Commercial services and supplies (0.2%)
Stericycle, Inc. † S	38,300	3,293,034

3,293,034
Food and staples retail (2.0%)
AIN Holdings, Inc. (Japan)	120,100	6,820,859

CVS Health Corp.	240,400	22,453,360

29,274,219
Health-care equipment and supplies (10.7%)
Becton Dickinson and Co.	165,200	29,275,092

Boston Scientific Corp. †	713,000	16,983,660

C.R. Bard, Inc.	123,700	27,317,908

Cooper Cos., Inc. (The)	103,200	19,186,944

Global Health Care Fund 25

COMMON STOCKS (98.9%)* cont.	Shares	Value

Health-care equipment and supplies cont.
Danaher Corp.	410,000	$33,378,100

Edwards Lifesciences Corp. †	115,000	13,243,400

Innocoll Holdings PLC (Ireland) † S	654,700	3,613,944

Intuitive Surgical, Inc. †	24,700	16,954,574

159,953,622
Health-care providers and services (8.7%)
Aetna, Inc.	259,100	30,345,792

AmerisourceBergen Corp.	119,700	10,410,309

Cigna Corp.	220,900	28,332,634

Diplomat Pharmacy, Inc. † S	60,852	1,904,059

Express Scripts Holding Co. †	369,064	26,830,953

Fresenius Medical Care AG & Co., KGaA (Germany)	70,936	6,277,823

Sinopharm Group Co. (China)	310,800	1,586,956

UnitedHealth Group, Inc.	182,600	24,842,730

130,531,256
Health-care technology (—%)
HTG Molecular Diagnostics, Inc. †	84,092	212,753

212,753
Life sciences tools and services (1.0%)
Agilent Technologies, Inc.	334,800	15,728,904

15,728,904
Personal products (0.1%)
Synutra International, Inc. † S	350,824	1,375,230

1,375,230
Pharmaceuticals (46.2%)
Achaogen, Inc. † S	111,627	420,834

Aerie Pharmaceuticals, Inc. † S	288,936	5,593,801

Allergan PLC †	425,546	99,807,559

Aspen Pharmacare Holdings, Ltd. (South Africa)	230,928	5,528,952

Assembly Biosciences, Inc. †	333,669	2,038,718

Astellas Pharma, Inc. (Japan)	1,689,700	25,836,305

AstraZeneca PLC (United Kingdom)	690,259	44,495,822

Aurobindo Pharma, Ltd. (India)	532,762	6,279,575

Bayer AG (Germany)	193,827	20,749,133

Bristol-Myers Squibb Co.	825,400	47,369,706

Corium International, Inc. † S	292,706	1,738,674

Eli Lilly & Co.	614,300	47,761,825

Endo International PLC †	162,316	3,359,941

Flex Pharma, Inc. † S	15,541	172,039

GlaxoSmithKline PLC (United Kingdom)	892,498	19,208,804

Jazz Pharmaceuticals PLC †	20,600	2,550,898

Johnson & Johnson	439,300	52,426,062

Medicines Co. (The) † S	177,800	6,964,426

Merck & Co., Inc.	811,900	50,979,201

Mylan NV † S	637,000	26,983,320

Neos Therapeutics, Inc. † S	193,821	1,263,713

Nippon Shinyaku Co., Ltd. (Japan)	117,800	5,460,698

Novartis AG (Switzerland)	750,136	59,031,596

Pfizer, Inc.	991,940	34,519,512

Roche Holding AG (Switzerland)	165,543	40,361,152

26 Global Health Care Fund

COMMON STOCKS (98.9%)* cont.	Shares	Value

Pharmaceuticals cont.
Sanofi (France)	535,038	$41,221,546

Shionogi & Co., Ltd. (Japan)	283,600	12,672,626

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	293,665	14,797,779

Zoetis, Inc.	267,456	13,667,002

		693,261,219

Total common stocks (cost $1,069,917,825)		$1,484,566,965

CONVERTIBLE PREFERRED STOCKS (0.6%)*	Shares	Value
Ovid Therapeutics, Inc. 144A Ser. B, 8.00% (acquired 8/10/15, cost
$4,307,309) (Private) † ΔΔ F	691,382	$3,876,579

Teva Pharmaceutical Industries, Ltd. 7.00% cv. pfd. (Israel)	5,649	4,818,597

Total convertible preferred stocks (cost $9,956,310)		$8,695,176

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value
U.S. Treasury Notes 1.375%, 10/31/20 [i]	$220,000	$223,159

Total U.S. treasury obligations (cost $223,159)		$223,159

WARRANTS (—%)* †	Expiration	Strike
	date	price	Warrants	Value

Neuralstem, Inc. Ser. J (acquired 1/3/14,
cost $0.25) ΔΔ F	1/3/19	$3.64	245,519	$—

Total warrants (cost $—)				$—

SHORT-TERM INVESTMENTS (4.3%)*	Principal amount/shares		Value

Putnam Cash Collateral Pool, LLC 0.67% [d]	Shares	56,913,000	$56,913,000

Putnam Short Term Investment Fund 0.44% L	Shares	7,231,375	7,231,375

State Street Institutional Liquid Reserves Fund Trust
Class 0.36% P	Shares	100,000	100,000

U.S. Treasury Bills 0.291%, 11/10/16		$81,000	80,957

U.S. Treasury Bills 0.285%, 9/22/16		101,000	100,988

U.S. Treasury Bills 0.249%, 9/8/16		70,000	69,997

Total short-term investments (cost $64,496,310)			$64,496,317

TOTAL INVESTMENTS

Total investments (cost $1,144,593,604)			$1,557,981,617

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2015 through August 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,501,066,409.

† This security is non-income-producing.

Global Health Care Fund 27

ΔΔ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $3,876,579, or 0.3% of net assets.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $410,349 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY ⌂

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	75.1%	Germany	1.8%

United Kingdom	6.8	Israel	1.3

Switzerland	6.6	Spain	0.5

Japan	3.4	Other	1.7

France	2.8	Total	100.0%

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 8/31/16 (aggregate face value $78,698,388)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Euro	Buy	9/21/16	$26,787,356	$26,918,616	$(131,260)

Citibank, N.A.
	Danish Krone	Buy	9/21/16	12,507,943	12,559,224	(51,281)

Credit Suisse International
	Japanese Yen	Buy	11/16/16	14,846,064	15,017,192	(171,128)

28 Global Health Care Fund

FORWARD CURRENCY CONTRACTS at 8/31/16 (aggregate face value $78,698,388) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

HSBC Bank USA, National Association
	Australian Dollar	Buy	10/19/16	$12,028,159	$11,903,807	$124,352

JPMorgan Chase Bank N.A.
	Swiss Franc	Buy	9/21/16	12,310,754	12,299,549	11,205

Total						$(218,112)

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer staples	$23,828,590	$6,820,859	$—

Health care	1,398,788,322	51,836,160	—

Industrials	3,293,034	—	—

Total common stocks	1,425,909,946	58,657,019	—
Convertible preferred stocks	—	4,818,597	3,876,579

U.S. treasury obligations	—	223,159	—

Warrants	—	—	—

Short-term investments	7,331,375	57,164,942	—

Totals by level	$1,433,241,321	$120,863,717	$3,876,579

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(218,112)	$—

Totals by level	$—	$(218,112)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Global Health Care Fund 29

Statement of assets and liabilities 8/31/16

ASSETS

Investment in securities, at value, including $54,791,592 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,080,349,229)	$1,493,837,242
Affiliated issuers (identified cost $64,144,375) (Notes 1 and 5)	64,144,375

Cash	1

Dividends, interest and other receivables	2,656,097

Receivable for shares of the fund sold	613,367

Receivable for investments sold	162,932

Unrealized appreciation on forward currency contracts (Note 1)	135,557

Foreign tax reclaim	1,110,725

Prepaid assets	30,941

Total assets	1,562,691,237

LIABILITIES

Payable for shares of the fund repurchased	1,274,565

Payable for compensation of Manager (Note 2)	820,985

Payable for custodian fees (Note 2)	22,619

Payable for investor servicing fees (Note 2)	499,757

Payable for Trustee compensation and expenses (Note 2)	518,993

Payable for administrative services (Note 2)	5,980

Payable for distribution fees (Note 2)	678,122

Unrealized depreciation on forward currency contracts (Note 1)	353,669

Collateral on securities loaned, at value (Note 1)	56,913,000

Collateral on certain derivative contracts, at value (Note 1)	323,159

Other accrued expenses	213,979

Total liabilities	61,624,828

Net assets	$1,501,066,409

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$977,084,809

Undistributed net investment income (Note 1)	6,161,465

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	104,670,844

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	413,149,291

Total — Representing net assets applicable to capital shares outstanding	$1,501,066,409

(Continued on next page)

30 Global Health Care Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,336,219,094 divided by 22,817,651 shares)	$58.56

Offering price per class A share (100/94.25 of $58.56)*	$62.13

Net asset value and offering price per class B share ($35,044,202 divided by 874,271 shares)**	$40.08

Net asset value and offering price per class C share ($59,280,192 divided by 1,257,696 shares)**	$47.13

Net asset value and redemption price per class M share ($12,513,389 divided by 258,028 shares)	$48.50

Offering price per class M share (100/96.50 of $48.50)*	$50.26

Net asset value, offering price and redemption price per class R share
($3,890,827 divided by 70,172 shares)	$55.45

Net asset value, offering price and redemption price per class Y share
($54,118,705 divided by 874,199 shares)	$61.91

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Global Health Care Fund 31

Statement of operations Year ended 8/31/16

INVESTMENT INCOME

Dividends (net of foreign tax of $899,636)	$22,224,367

Interest (including interest income of $63,952 from investments in affiliated issuers) (Note 5)	64,182

Securities lending (net of expenses) (Note 1)	1,304,870

Total investment income	23,593,419

EXPENSES

Compensation of Manager (Note 2)	9,995,845

Investor servicing fees (Note 2)	3,236,885

Custodian fees (Note 2)	59,758

Trustee compensation and expenses (Note 2)	125,218

Distribution fees (Note 2)	4,703,611

Administrative services (Note 2)	46,535

Other	574,513

Fees waived and reimbursed by Manager (Note 2)	(19,245)

Total expenses	18,723,120

Expense reduction (Note 2)	(38,951)

Net expenses	18,684,169

Net investment income	4,909,250

Net realized gain on investments (Notes 1 and 3)	108,259,794

Net realized gain on foreign currency transactions (Note 1)	1,658,808

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	52,123

Net unrealized depreciation of investments during the year	(246,923,138)

Net loss on investments	(136,952,413)

Net decrease in net assets resulting from operations	$(132,043,163)

The accompanying notes are an integral part of these financial statements.

32 Global Health Care Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 8/31/16	Year ended 8/31/15

Operations:
Net investment income	$4,909,250	$2,303,972

Net realized gain on investments
and foreign currency transactions	109,918,602	221,899,271

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(246,871,015)	17,949,625

Net increase (decrease) in net assets resulting
from operations	(132,043,163)	242,152,868

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(593,607)	(6,277,921)

Class B	(22,160)	—

Class C	(33,894)	—

Class M	(6,609)	(14,570)

Class R	(1,878)	(17,781)

Class Y	(27,703)	(327,769)

Net realized short-term gain on investments

Class A	(24,947,068)	(34,569,261)

Class B	(931,322)	(1,097,874)

Class C	(1,424,463)	(1,186,017)

Class M	(277,735)	(430,714)

Class R	(78,911)	(159,364)

Class Y	(1,164,240)	(1,180,109)

From net realized long-term gain on investments
Class A	(154,603,298)	(83,930,473)

Class B	(5,771,636)	(2,665,520)

Class C	(8,827,752)	(2,879,523)

Class M	(1,721,194)	(1,045,728)

Class R	(489,033)	(386,919)

Class Y	(7,215,089)	(2,865,178)

Increase from capital share transactions (Note 4)	38,124,291	190,407,185

Total increase (decrease) in net assets	(302,056,464)	293,525,332

NET ASSETS

Beginning of year	1,803,122,873	1,509,597,541

End of year (including undistributed net investment income
of $6,161,465 and $279,258, respectively)	$1,501,066,409	$1,803,122,873

The accompanying notes are an integral part of these financial statements.

Global Health Care Fund 33

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From	From					Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	reimbursements	end of period	value (%) [c]	(in thousands)	net assets (%) [d]	net assets (%)	turnover (%)

Class A
August 31, 2016	$71.32	.21	(4.75)	(4.54)	(.03)	(8.19)	(8.22)	—	—	$58.56	(7.23)	$1,336,219	1.13 [f]	.35 [f]	16
August 31, 2015	67.02	.12	10.27	10.39	(.31)	(5.78)	(6.09)	—	—	71.32	16.29	1,590,624	1.10	.17	20
August 31, 2014	55.14	.28	17.95	18.23	(.22)	(6.13)	(6.35)	—	—	67.02	35.30	1,374,677	1.14	.47	22
August 31, 2013	45.03	.40	12.65	13.05	—	(2.94)	(2.94)	— [b]	—	55.14	30.48	1,099,241	1.21	.80	30
August 31, 2012	44.32	.36	5.55	5.91	(.99)	(4.22)	(5.21)	— [b]	.01 [e]	45.03	15.34	923,021	1.28	.85	25

Class B
August 31, 2016	$51.75	(.17)	(3.28)	(3.45)	(.03)	(8.19)	(8.22)	—	—	$40.08	(7.93)	$35,044	1.88 [f]	(.40) [f]	16
August 31, 2015	50.25	(.31)	7.59	7.28	—	(5.78)	(5.78)	—	—	51.75	15.42	40,640	1.85	(.58)	20
August 31, 2014	42.85	(.13)	13.66	13.53	—	(6.13)	(6.13)	—	—	50.25	34.28	33,532	1.89	(.28)	22
August 31, 2013	35.87	.02	9.90	9.92	—	(2.94)	(2.94)	— [b]	—	42.85	29.48	29,588	1.96	.05	30
August 31, 2012	36.28	.03	4.43	4.46	(.66)	(4.22)	(4.88)	— [b]	.01 [e]	35.87	14.51	26,017	2.03	.09	25

Class C
August 31, 2016	$59.40	(.20)	(3.85)	(4.05)	(.03)	(8.19)	(8.22)	—	—	$47.13	(7.92)	$59,280	1.88 [f]	(.40) [f]	16
August 31, 2015	56.89	(.34)	8.63	8.29	—	(5.78)	(5.78)	—	—	59.40	15.40	72,939	1.85	(.57)	20
August 31, 2014	47.79	(.14)	15.37	15.23	—	(6.13)	(6.13)	—	—	56.89	34.30	35,165	1.89	(.27)	22
August 31, 2013	39.68	.02	11.03	11.05	—	(2.94)	(2.94)	— [b]	—	47.79	29.50	23,851	1.96	.05	30
August 31, 2012	39.64	.04	4.90	4.94	(.69)	(4.22)	(4.91)	— [b]	.01 [e]	39.68	14.50	17,562	2.03	.10	25

Class M
August 31, 2016	$60.74	(.08)	(3.94)	(4.02)	(.03)	(8.19)	(8.22)	—	—	$48.50	(7.67)	$12,513	1.63 [f]	(.15) [f]	16
August 31, 2015	57.97	(.20)	8.81	8.61	(.06)	(5.78)	(5.84)	—	—	60.74	15.68	16,014	1.60	(.33)	20
August 31, 2014	48.48	(.01)	15.63	15.62	—	(6.13)	(6.13)	—	—	57.97	34.64	14,205	1.64	(.02)	22
August 31, 2013	40.12	.13	11.17	11.30	—	(2.94)	(2.94)	— [b]	—	48.48	29.81	10,741	1.71	.30	30
August 31, 2012	40.03	.13	4.95	5.08	(.78)	(4.22)	(5.00)	— [b]	.01 [e]	40.12	14.77	9,518	1.78	.35	25

Class R
August 31, 2016	$68.12	.06	(4.51)	(4.45)	(.03)	(8.19)	(8.22)	—	—	$55.45	(7.45)	$3,891	1.38 [f]	.10 [f]	16
August 31, 2015	64.31	(.05)	9.83	9.78	(.19)	(5.78)	(5.97)	—	—	68.12	15.99	8,350	1.35	(.07)	20
August 31, 2014	53.16	.13	17.26	17.39	(.11)	(6.13)	(6.24)	—	—	64.31	34.98	5,578	1.39	.23	22
August 31, 2013	43.63	.26	12.21	12.47	—	(2.94)	(2.94)	— [b]	—	53.16	30.11	3,754	1.46	.54	30
August 31, 2012	43.11	.26	5.38	5.64	(.91)	(4.22)	(5.13)	— [b]	.01 [e]	43.63	15.09	3,046	1.53	.63	25

Class Y
August 31, 2016	$74.75	.38	(5.00)	(4.62)	(.03)	(8.19)	(8.22)	—	—	$61.91	(6.98)	$54,119	.88 [f]	.58 [f]	16
August 31, 2015	69.96	.32	10.72	11.04	(.47)	(5.78)	(6.25)	—	—	74.75	16.57	74,556.85		.42	20
August 31, 2014	57.30	.46	18.68	19.14	(.35)	(6.13)	(6.48)	—	—	69.96	35.64	46,440.89		.74	22
August 31, 2013	46.58	.55	13.11	13.66	—	(2.94)	(2.94)	— [b]	—	57.30	30.79	29,916.96		1.05	30
August 31, 2012	45.68	.48	5.74	6.22	(1.11)	(4.22)	(5.33)	— [b]	.01 [e]	46.58	15.64	20,913	1.03	1.11	25

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

34 Global Health Care Fund	Global Health Care Fund 35

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Canadian Imperial Holdings, Inc./CIBC World Markets Corp. which amounted to $0.01 per share outstanding on November 29, 2011.

f Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than .01% as a percentage of average net assets per share for each class (Note 2).

The accompanying notes are an integral part of these financial statements.

36 Global Health Care Fund

Notes to financial statements 8/31/16

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2015 through August 31, 2016.

Putnam Global Health Care Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The goal of the fund is to seek capital appreciation. Concentrating in the health care industries, the fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in securities of companies in the health care industries. This policy may be changed only after 60 days’ notice to shareholders. Potential investments include companies that manufacture health care supplies or provide health care-related services, and companies in the research, development, production and marketing of pharmaceuticals and biotechnology products. The fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that it believes will cause the stock price to rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M (effective November 1, 2015), class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique

Global Health Care Fund 37

to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

38 Global Health Care Fund

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $353,669 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included

Global Health Care Fund 39

in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $56,913,000 and the value of securities loaned amounted to $54,791,592. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Prior to September 22, 2016, the fund participated in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and the same unsecured uncommitted line of credit. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee (0.04% prior to September 22, 2016) and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% (0.16% prior to September 22, 2016) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

These differences include temporary and/or permanent differences from foreign currency gains and losses, from nontaxable dividends, from straddle loss deferrals, and from a redesignation of taxable distributions. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $1,658,808 to increase undistributed net investment income, and $1,658,808 to decrease accumulated net realized gain.

40 Global Health Care Fund

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$497,778,780
Unrealized depreciation	(84,391,083)

Net unrealized appreciation	413,387,697
Undistributed ordinary income	5,994,634
Undistributed long-term gain	104,833,683
Cost for federal income tax purposes	$1,144,593,920

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,

0.730%	of the next $5 billion,	0.560%	of the next $50 billion,

0.680%	of the next $10 billion,	0.550%	of the next $100 billion and

0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.624% of the fund’s average net assets.

Putnam Management has contractually agreed, through December 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the reporting period, Putnam Management voluntarily waived $19,245.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL. Prior to April 1, 2016, Putnam Management paid a quarterly sub-management fee to PIL for its services at an annual rate of 0.175% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined

Global Health Care Fund 41

contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

Effective September 1, 2016, Putnam Investor Services, Inc. will receive fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that include (1) a per account fee for each retail account of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$2,865,272	Class R	9,189

Class B	75,913	Class Y	126,436

Class C	132,625	Total	$3,236,885

Class M	27,450

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1,848 under the expense offset arrangements and by $37,103 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,133, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$3,546,005	Class M	101,963

Class B	376,113	Class R	22,777

Class C	656,753	Total	$4,703,611

42 Global Health Care Fund

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $153,467 and $1,585 from the sale of class A and class M shares, respectively, and received $17,642 and $1,576 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% (no longer applicable effective November 1, 2015) is assessed on certain redemptions of class  A and class  M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $21 and no monies on class  A and class  M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$259,803,618	$402,711,456

U.S. government securities (Long-term)	—	—

Total	$259,803,618	$402,711,456

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 8/31/16		Year ended 8/31/15

Class A	Shares	Amount	Shares	Amount

Shares sold	1,071,340	$67,524,397	2,339,932	$168,851,284

Shares issued in connection with
reinvestment of distributions	2,606,947	164,941,521	1,734,367	113,739,780

	3,678,287	232,465,918	4,074,299	282,591,064

Shares repurchased	(3,164,155)	(191,288,786)	(2,281,866)	(163,376,857)

Net increase	514,132	$41,177,132	1,792,433	$119,214,207

	Year ended 8/31/16		Year ended 8/31/15

Class B	Shares	Amount	Shares	Amount

Shares sold	188,357	$8,409,299	227,289	$12,013,227

Shares issued in connection with
reinvestment of distributions	143,455	6,244,576	73,725	3,526,282

	331,812	14,653,875	301,014	15,539,509

Shares repurchased	(242,908)	(10,179,071)	(182,925)	(9,540,940)

Net increase	88,904	$4,474,804	118,089	$5,998,569

Global Health Care Fund 43

	Year ended 8/31/16		Year ended 8/31/15

Class C	Shares	Amount	Shares	Amount

Shares sold	285,576	$14,859,803	662,318	$40,101,641

Shares issued in connection with
reinvestment of distributions	184,511	9,445,121	67,240	3,692,164

	470,087	24,304,924	729,558	43,793,805

Shares repurchased	(440,265)	(21,638,637)	(119,842)	(7,161,324)

Net increase	29,822	$2,666,287	609,716	$36,632,481

	Year ended 8/31/16		Year ended 8/31/15

Class M	Shares	Amount	Shares	Amount

Shares sold	13,028	$673,189	45,262	$2,730,095

Shares issued in connection with
reinvestment of distributions	35,779	1,880,900	24,124	1,352,158

	48,807	2,554,089	69,386	4,082,253

Shares repurchased	(54,405)	(2,853,349)	(50,818)	(3,124,320)

Net increase (decrease)	(5,598)	$(299,260)	18,568	$957,933

	Year ended 8/31/16		Year ended 8/31/15

Class R	Shares	Amount	Shares	Amount

Shares sold	22,553	$1,334,514	61,848	$4,232,175

Shares issued in connection with
reinvestment of distributions	8,880	532,869	8,591	539,076

	31,433	1,867,383	70,439	4,771,251

Shares repurchased	(83,844)	(5,389,047)	(34,598)	(2,387,886)

Net increase (decrease)	(52,411)	$(3,521,664)	35,841	$2,383,365

	Year ended 8/31/16		Year ended 8/31/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	284,125	$18,635,470	558,003	$42,292,106

Shares issued in connection with
reinvestment of distributions	115,454	7,708,895	57,228	3,927,003

	399,579	26,344,365	615,231	46,219,109

Shares repurchased	(522,783)	(32,717,373)	(281,642)	(20,998,479)

Net increase (decrease)	(123,204)	$(6,373,008)	333,589	$25,220,630

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$25,416,593	$239,818,883	$258,004,101	$63,952	$7,231,375

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

44 Global Health Care Fund

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund concentrates a majority of its investments in the health care sector, which involves more risk than a fund that invests more broadly.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$75,900,000

Warrants (number of warrants)	250,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$135,557	Payables	$353,669

Total		$135,557		$353,669

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$1,810,901	$1,810,901

Total	$1,810,901	$1,810,901

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$619	$619

Total	$619	$619

Global Health Care Fund 45

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Citibank, N.A.	Credit Suisse International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Total

Assets:

Forward currency contracts#	$—	$—	$—	$124,352	$11,205	$135,557

Total Assets	$—	$—	$—	$124,352	$11,205	$135,557

Liabilities:

Forward currency contracts#	131,260	51,281	171,128	—	—	353,669

Total Liabilities	$131,260	$51,281	$171,128	$—	$—	$353,669

Total Financial and Derivative Net Assets	$(131,260)	$(51,281)	$(171,128)	$124,352	$11,205	$(218,112)

Total collateral received (pledged)†##	$—	$—	$20,000	$124,352	$11,205

Net amount	$(131,260)	$(51,281)	$(191,128)	$—	$—

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

46 Global Health Care Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Global Industrials Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of August 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Global Industrials Fund as of August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
October 13, 2016

24 Global Industrials Fund

The fund’s portfolio 8/31/16

COMMON STOCKS (88.0%)*	Shares	Value

Aerospace and defense (37.9%)
Airbus Group SE (France)	31,121	$1,815,191

General Dynamics Corp.	15,016	2,285,736

L-3 Communications Holdings, Inc.	4,188	623,258

Northrop Grumman Corp.	11,248	2,385,363

Raytheon Co.	5,993	839,799

Rockwell Collins, Inc.	15,453	1,293,262

Rolls-Royce Holdings PLC (United Kingdom)	14,051	142,073

Saab AB Class B (Sweden)	16,048	546,640

Thales SA (France)	3,143	272,160

Triumph Group, Inc.	3,725	118,679

United Technologies Corp.	6,090	648,159

Zodiac Aerospace (France)	1,020	23,210

		10,993,530
Airlines (0.8%)
United Continental Holdings, Inc. †	4,531	228,408

		228,408
Auto components (8.2%)
Johnson Controls, Inc. S	54,427	2,388,257

		2,388,257
Building products (0.3%)
Allegion PLC (Ireland)	1,327	94,509

		94,509
Commercial services and supplies (7.7%)
Tyco International PLC	51,235	2,237,945

		2,237,945
Electrical equipment (1.8%)
Hubbell, Inc.	4,900	530,718

		530,718
Industrial conglomerates (6.1%)
Honeywell International, Inc.	8,189	955,738

Siemens AG (Germany)	6,918	826,071

		1,781,809
Machinery (13.3%)
Fortive Corp. †	3,900	205,413

KION Group AG (Germany)	13,265	755,655

Komatsu, Ltd. (Japan)	38,900	851,665

Manitowoc Foodservice, Inc. †	61,676	994,834

Pentair PLC	8,521	545,770

Weichai Power Co., Ltd. (China)	406,000	512,405

		3,865,742
Road and rail (6.5%)
CSX Corp.	30,474	861,805

Norfolk Southern Corp.	10,873	1,020,975

		1,882,780
Trading companies and distributors (5.4%)
Ashtead Group PLC (United Kingdom)	42,087	699,121

Kanamoto Co., Ltd. (Japan)	38,500	813,798

Wolseley PLC (United Kingdom)	1,029	59,184

		1,572,103

Total common stocks (cost $21,653,302)		$25,575,801

Global Industrials Fund 25

U.S. TREASURY OBLIGATIONS (0.4%)*	Principal amount	Value

U.S. Treasury Inflation Protected Securities 2.125%, 02/15/41 [i]	$83,633	$112,640

Total U.S. treasury obligations (cost $112,640)		$112,640

SHORT-TERM INVESTMENTS (19.3%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.67% [d]	1,980,000	$1,980,000

Putnam Short Term Investment Fund 0.44% L	3,638,748	3,638,748

Total short-term investments (cost $5,618,748)		$5,618,748

TOTAL INVESTMENTS

Total investments (cost $27,384,690)		$31,307,189

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2015 through August 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $29,074,056.

† This security is non-income-producing.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $91,124 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY ⌂

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	74.6%	Sweden	1.9%

France	7.2	China	1.8

Japan	5.7	Ireland	0.3

Germany	5.4	Total	100.0%

United Kingdom	3.1

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

26 Global Industrials Fund

FORWARD CURRENCY CONTRACTS at 8/31/16 (aggregate face value $18,550,872)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Bank of America N.A.
	Australian Dollar	Buy	10/19/16	$152,988	$152,676	$312

	British Pound	Buy	9/21/16	265,899	281,523	(15,624)

	British Pound	Sell	9/21/16	265,899	264,071	(1,828)

	Canadian Dollar	Buy	10/19/16	251,472	252,150	(678)

	Canadian Dollar	Sell	10/19/16	257,803	261,248	3,445

	Hong Kong Dollar	Buy	11/16/16	113,803	113,801	2

	Japanese Yen	Buy	11/16/16	856,045	865,951	(9,906)

	New Zealand Dollar	Buy	10/19/16	29,835	29,183	652

	Swedish Krona	Buy	9/21/16	60,599	59,947	652

	Barclays Bank PLC
	British Pound	Buy	9/21/16	370,340	371,289	(949)

	British Pound	Sell	9/21/16	473,862	528,982	55,120

	Canadian Dollar	Sell	10/19/16	258,337	261,710	3,373

	Euro	Buy	9/21/16	261,335	258,573	2,762

	Hong Kong Dollar	Buy	11/16/16	371,535	371,549	(14)

	Japanese Yen	Buy	11/16/16	365,935	370,187	(4,252)

	Swedish Krona	Buy	9/21/16	55,058	55,101	(43)

	Swiss Franc	Buy	9/21/16	269,428	269,086	342

	Citibank, N.A.
	British Pound	Buy	9/21/16	440,362	443,637	(3,275)

	Canadian Dollar	Buy	10/19/16	229,200	232,254	(3,054)

	Danish Krone	Buy	9/21/16	388,979	390,847	(1,868)

	Euro	Buy	9/21/16	623,699	625,223	(1,524)

	Japanese Yen	Buy	11/16/16	148,845	150,607	(1,762)

	Credit Suisse International
	British Pound	Buy	9/21/16	112,587	123,578	(10,991)

	British Pound	Sell	9/21/16	112,587	112,102	(485)

	Canadian Dollar	Sell	10/19/16	200,827	203,467	2,640

	Euro	Buy	9/21/16	164,437	166,712	(2,275)

	Japanese Yen	Buy	11/16/16	118,559	119,926	(1,367)

	Swedish Krona	Sell	9/21/16	362,264	368,392	6,128

	Swiss Franc	Buy	9/21/16	18,729	18,705	24

	Deutsche Bank AG
	Euro	Buy	9/21/16	569,445	568,199	1,246

	Goldman Sachs International
	Australian Dollar	Buy	10/19/16	119,583	118,346	1,237

	Euro	Buy	9/21/16	85,065	86,300	(1,235)

	Euro	Sell	9/21/16	85,065	85,160	95

	Japanese Yen	Buy	11/16/16	836,419	855,746	(19,327)

Global Industrials Fund 27

FORWARD CURRENCY CONTRACTS at 8/31/16 (aggregate face value $18,550,872) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

HSBC Bank USA, National Association
	Canadian Dollar	Sell	10/19/16	$78,485	$79,514	$1,029

	Euro	Buy	9/21/16	94,442	94,555	(113)

	Euro	Sell	9/21/16	94,442	94,838	396

	JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	10/19/16	19,893	19,691	202

	British Pound	Buy	9/21/16	254,075	253,344	731

	British Pound	Sell	9/21/16	254,075	276,357	22,282

	Canadian Dollar	Buy	10/19/16	469,918	476,161	(6,243)

	Euro	Sell	9/21/16	288,350	283,054	(5,296)

	Japanese Yen	Buy	11/16/16	1,008,023	1,031,332	(23,309)

	Japanese Yen	Sell	11/16/16	1,041,875	1,056,862	14,987

	Singapore Dollar	Buy	11/16/16	174,580	176,137	(1,557)

	Swedish Krona	Buy	9/21/16	326,194	337,794	(11,600)

	Swiss Franc	Buy	9/21/16	355,031	356,499	(1,468)

	Royal Bank of Scotland PLC (The)
	Canadian Dollar	Buy	10/19/16	290,829	294,695	(3,866)

	State Street Bank and Trust Co.
	Australian Dollar	Buy	10/19/16	59,754	59,137	617

	British Pound	Buy	9/21/16	448,245	452,008	(3,763)

	Canadian Dollar	Buy	10/19/16	35,544	36,583	(1,039)

	Euro	Sell	9/21/16	906,133	909,828	3,695

	Japanese Yen	Buy	11/16/16	315,082	321,026	(5,944)

	Swedish Krona	Buy	9/21/16	126,507	130,943	(4,436)

	Swiss Franc	Buy	9/21/16	239,707	240,032	(325)

	Swiss Franc	Sell	9/21/16	223,625	226,251	2,626

	UBS AG
	Australian Dollar	Buy	10/19/16	81,224	80,380	844

	British Pound	Buy	9/21/16	604,578	604,703	(125)

	British Pound	Sell	9/21/16	604,578	649,654	45,076

	Euro	Buy	9/21/16	21,545	21,909	(364)

	Swedish Krona	Buy	9/21/16	24,904	25,789	(885)

	Swiss Franc	Buy	9/21/16	104,840	104,741	99

	WestPac Banking Corp.
	Canadian Dollar	Buy	10/19/16	299,371	303,302	(3,931)

	Japanese Yen	Buy	11/16/16	116,163	117,525	(1,362)

	Total					$14,531

28 Global Industrials Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$2,388,257	$—	$—

Industrials	21,009,676	2,177,868	—

Total common stocks	23,397,933	2,177,868	—

U.S. treasury obligations	—	112,640	—

Short-term investments	3,638,748	1,980,000	—

Totals by level	$27,036,681	$4,270,508	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$14,531	$—

Totals by level	$—	$14,531	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

Global Industrials Fund 29

Statement of assets and liabilities 8/31/16

ASSETS

Investment in securities, at value, including $1,930,720 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $21,765,942)	$25,688,441
Affiliated issuers (identified cost $5,618,748) (Notes 1 and 5)	5,618,748

Foreign currency (cost $39) (Note 1)	39

Dividends, interest and other receivables	55,074

Receivable for shares of the fund sold	465,883

Receivable from Manager (Note 2)	4,613

Unrealized appreciation on forward currency contracts (Note 1)	170,614

Prepaid assets	17,570

Total assets	32,020,982

LIABILITIES

Payable to custodian	2,893

Payable for investments purchased	551,821

Payable for shares of the fund repurchased	55,472

Payable for custodian fees (Note 2)	7,942

Payable for investor servicing fees (Note 2)	8,000

Payable for Trustee compensation and expenses (Note 2)	2,925

Payable for administrative services (Note 2)	83

Payable for distribution fees (Note 2)	7,865

Unrealized depreciation on forward currency contracts (Note 1)	156,083

Collateral on securities loaned, at value (Note 1)	1,980,000

Collateral on certain derivative contracts, at value (Note 1)	112,640

Other accrued expenses	61,202

Total liabilities	2,946,926

Net assets	$29,074,056

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$24,828,670

Undistributed net investment income (Note 1)	556,659

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(248,367)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	3,937,094

Total — Representing net assets applicable to capital shares outstanding	$29,074,056

(Continued on next page)

30 Global Industrials Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($12,431,379 divided by 673,287 shares)	$18.46

Offering price per class A share (100/94.25 of $18.46)*	$19.59

Net asset value and offering price per class B share ($1,441,623 divided by 81,765 shares)**	$17.63

Net asset value and offering price per class C share ($1,938,768 divided by 109,724 shares)**	$17.67

Net asset value and redemption price per class M share ($104,323 divided by 5,763 shares)	$18.10

Offering price per class M share (100/96.50 of $18.10)*	$18.76

Net asset value, offering price and redemption price per class R share
($115,742 divided by 6,314 shares)	$18.33

Net asset value, offering price and redemption price per class Y share
($13,042,221 divided by 700,419 shares)	$18.62

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Global Industrials Fund 31

Statement of operations Year ended 8/31/16

INVESTMENT INCOME

Dividends (net of foreign taxes paid and refunded of $8,359)	$363,942

Interest (including interest income of $7,139 from investments in affiliated issuers) (Note 5)	7,139

Securities lending (net of expenses) (Note 1)	97

Total investment income	371,178

EXPENSES

Compensation of Manager (Note 2)	113,598

Investor servicing fees (Note 2)	37,222

Custodian fees (Note 2)	15,013

Trustee compensation and expenses (Note 2)	1,172

Distribution fees (Note 2)	51,706

Administrative services (Note 2)	488

Auditing and tax fees	49,624

Reports to shareholders	18,164

Blue sky expense	71,300

Other	5,222

Fees waived and reimbursed by Manager (Note 2)	(124,374)

Total expenses	239,135

Expense reduction (Note 2)	(2,613)

Net expenses	236,522

Net investment income	134,656

Net realized gain on investments (Notes 1 and 3)	136,324

Net realized gain on foreign currency transactions (Note 1)	501,330

Net realized gain on written options (Notes 1 and 3)	10,056

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(13,722)

Net unrealized appreciation of investments during the year	2,495,209

Net gain on investments	3,129,197

Net increase in net assets resulting from operations	$3,263,853

The accompanying notes are an integral part of these financial statements.

32 Global Industrials Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 8/31/16	Year ended 8/31/15

Operations:
Net investment income	$134,656	$48,104

Net realized gain on investments
and foreign currency transactions	647,710	278,608

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	2,481,487	(1,266,204)

Net increase (decrease) in net assets resulting
from operations	3,263,853	(939,492)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(36,315)	(60,919)

Class B	(4,629)	(640)

Class C	(4,304)	—

Class M	(322)	—

Class R	(232)	(582)

Class Y	(13,822)	(42,976)

Net realized short-term gain on investments

Class A	(62,825)	(1,167,593)

Class B	(8,009)	(122,165)

Class C	(7,445)	(104,921)

Class M	(556)	(6,923)

Class R	(402)	(14,908)

Class Y	(23,913)	(512,781)

From net realized long-term gain on investments
Class A	(249,403)	(518,188)

Class B	(31,791)	(54,218)

Class C	(29,557)	(46,565)

Class M	(2,208)	(3,072)

Class R	(1,593)	(6,617)

Class Y	(94,930)	(227,577)

Increase (decrease) from capital share transactions (Note 4)	11,876,190	(3,434,409)

Total increase (decrease) in net assets	14,567,787	(7,264,546)

NET ASSETS

Beginning of year	14,506,269	21,770,815

End of year (including undistributed net investment
income of $556,659 and accumulated net investment loss
of $31,288, respectively)	$29,074,056	$14,506,269

The accompanying notes are an integral part of these financial statements.

Global Industrials Fund 33

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)[d]	(%)

Class A
August 31, 2016	$16.04	.13	2.94	3.07	(.07)	(.58)	(.65)	—	$18.46	19.58	$12,431	1.28[e]	.77[e]	216
August 31, 2015	20.00	.05	(.87)	(.82)	(.11)	(3.03)	(3.14)	—	16.04	(5.02)	8,932	1.27	.29	179
August 31, 2014	17.72	.10	3.74	3.84	—	(1.56)	(1.56)	—	20.00	21.95	14,342	1.32	.48	227
August 31, 2013	13.52	.13	4.14	4.27	(.07)	—	(.07)	—[f]	17.72	31.68	14,850	1.35	.82	238
August 31, 2012	13.24	.11	.93	1.04	(.31)	(.45)	(.76)	—[f]	13.52	8.71	7,293	1.41	.84	153

Class B
August 31, 2016	$15.46	—[f]	2.82	2.82	(.07)	(.58)	(.65)	—	$17.63	18.67	$1,442	2.03[e]	(.02)[e]	216
August 31, 2015	19.42	(.07)	(.85)	(.92)	(.01)	(3.03)	(3.04)	—	15.46	(5.72)	1,083	2.02	(.43)	179
August 31, 2014	17.36	(.05)	3.67	3.62	—	(1.56)	(1.56)	—	19.42	21.09	1,161	2.07	(.26)	227
August 31, 2013	13.29	.02	4.05	4.07	—	—	—	—[f]	17.36	30.62	524	2.10	.10	238
August 31, 2012	13.06	.01	.93	.94	(.26)	(.45)	(.71)	—[f]	13.29	7.92	493	2.16	.04	153

Class C
August 31, 2016	$15.49	—[f]	2.83	2.83	(.07)	(.58)	(.65)	—	$17.67	18.70	$1,939	2.03[e]	(.01)[e]	216
August 31, 2015	19.44	(.07)	(.85)	(.92)	—	(3.03)	(3.03)	—	15.49	(5.71)	984	2.02	(.43)	179
August 31, 2014	17.38	(.04)	3.66	3.62	—	(1.56)	(1.56)	—	19.44	21.06	1,132	2.07	(.23)	227
August 31, 2013	13.30	.01	4.07	4.08	—	—	—	—[f]	17.38	30.68	708	2.10	.08	238
August 31, 2012	13.04	.01	.92	.93	(.22)	(.45)	(.67)	—[f]	13.30	7.88	525	2.16	.10	153

Class M
August 31, 2016	$15.81	.04	2.90	2.94	(.07)	(.58)	(.65)	—	$18.10	19.02	$104	1.78[e]	.24[e]	216
August 31, 2015	19.74	(.04)	(.86)	(.90)	—	(3.03)	(3.03)	—	15.81	(5.51)	63	1.77	(.21)	179
August 31, 2014	17.58	—[f]	3.72	3.72	—	(1.56)	(1.56)	—	19.74	21.41	107	1.82	.02	227
August 31, 2013	13.42	.05	4.11	4.16	—	—	—	—[f]	17.58	31.00	64	1.85	.34	238
August 31, 2012	13.16	.04	.93	.97	(.26)	(.45)	(.71)	—[f]	13.42	8.10	49	1.91	.31	153

Class R
August 31, 2016	$15.97	.07	2.94	3.01	(.07)	(.58)	(.65)	—	$18.33	19.28	$116	1.53[e]	.41[e]	216
August 31, 2015	19.94	.01	(.87)	(.86)	(.08)	(3.03)	(3.11)	—	15.97	(5.23)	62	1.52	.05	179
August 31, 2014	17.71	.06	3.73	3.79	—	(1.56)	(1.56)	—	19.94	21.66	166	1.57	.29	227
August 31, 2013	13.52	.05	4.18	4.23	(.04)	—	(.04)	—[f]	17.71	31.34	72	1.60	.30	238
August 31, 2012	13.24	.08	.93	1.01	(.28)	(.45)	(.73)	—[f]	13.52	8.43	16	1.66	.61	153

Class Y
August 31, 2016	$16.13	.18	2.96	3.14	(.07)	(.58)	(.65)	—	$18.62	19.91	$13,042	1.03[e]	1.04[e]	216
August 31, 2015	20.12	.10	(.88)	(.78)	(.18)	(3.03)	(3.21)	—	16.13	(4.80)	3,382	1.02	.56	179
August 31, 2014	17.77	.22[g]	3.69	3.91	—	(1.56)	(1.56)	—	20.12	22.29	4,863	1.07	1.08[g]	227
August 31, 2013	13.56	.17	4.15	4.32	(.11)	—	(.11)	—[f]	17.77	31.97	1,933	1.10	1.04	238
August 31, 2012	13.30	.14	.93	1.07	(.36)	(.45)	(.81)	—[f]	13.56	8.95	1,252	1.16	1.11	153

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

34 Global Industrials Fund	Global Industrials Fund 35

Financial highlights (Continued)

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation the expenses of each class, reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

August 31, 2016	0.68%

August 31, 2015	0.70

August 31, 2014	0.46

August 31, 2013	0.50

August 31, 2012	0.72

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets (Note 2).

f Amount represents less than $0.01 per share.

g The net investment income and per share amount shown for the period ending August 31, 2014, may not correspond with the expected class specific differences for the period due to the timing of subscriptions into and/or redemptions out of the class.

The accompanying notes are an integral part of these financial statements.

36 Global Industrials Fund

Notes to financial statements 8/31/16

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2015 through August 31, 2016.

Putnam Global Industrials Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund concentrates in the industrial products, services or equipment industries and invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential. Under normal circumstances, we invest at least 80% of the fund’s net assets in securities of companies in the industrial products, services or equipment industries. This policy may be changed only after 60 days’ notice to shareholders. Potential investments include companies involved in the research, development, manufacture, distribution, supply or sale of industrial products, services or equipment. The fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that it believes will cause the stock price to rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. Putnam Management may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes, and may engage in short sales of securities.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M (effective November 1, 2015), class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent

Global Industrials Fund 37

events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition

38 Global Industrials Fund

of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to enhance returns on securities owned and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Global Industrials Fund 39

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $89,011 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $1,980,000 and the value of securities loaned amounted to $1,930,720.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Prior to September 22, 2016, the fund participated in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million)  and the same unsecured uncommitted line of credit.  Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee (0.04% prior to September 22, 2016) and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of   0.21% (0.16% prior to September 22, 2016) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable

40 Global Industrials Fund

to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from realized gains and losses on passive foreign investment companies and from a redesignation of taxable distributions. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $512,915 to increase undistributed net investment income and $512,915 to decrease accumulated net realized gains.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$3,819,229
Unrealized depreciation	(145,093)

Net unrealized appreciation	3,674,136
Undistributed ordinary income	574,627
Cost for federal income tax purposes	$27,633,053

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,

0.730%	of the next $5 billion,	0.560%	of the next $50 billion,

0.680%	of the next $10 billion,	0.550%	of the next $100 billion and

0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.622% of the fund’s average net assets.

Putnam Management has contractually agreed, through December 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest,

Global Industrials Fund 41

taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $124,142 as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the reporting period, Putnam Management voluntarily waived $232.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

Effective September 1, 2016, Putnam Investor Services, Inc. will receive fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that include (1) a per account fee for each retail account of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$22,537	Class R	141

Class B	2,346	Class Y	9,593

Class C	2,414	Total	$37,222

Class M	191

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $73 under the expense offset arrangements and by $2,540 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $18, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

42 Global Industrials Fund

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$27,469	Class M	697

Class B	11,429	Class R	346

Class C	11,765	Total	$51,706

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $7,729 and $49 from the sale of class A and class M shares, respectively, and received $1,103 and $7 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% (no longer applicable effective November 1, 2015) is assessed on certain redemptions of class  A and class  M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$46,712,552	$36,897,228

U.S. government securities (Long-term)	—	—

Total	$46,712,552	$36,897,228

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Global Industrials Fund 43

Written option transactions during the reporting period are summarized as follows:

	Written option	Written option
	contract amounts	premiums

Written options outstanding at the
beginning of the reporting period	$—	$—

Options opened	23,385	10,056
Options exercised	—	—
Options expired	(23,385)	(10,056)
Options closed	—	—

Written options outstanding at the
end of the reporting period	$—	$—

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 8/31/16		Year ended 8/31/15

Class A	Shares	Amount	Shares	Amount

Shares sold	775,963	$13,330,036	231,980	$4,165,942

Shares issued in connection with
reinvestment of distributions	20,507	337,947	85,912	1,463,937

	796,470	13,667,983	317,892	5,629,879

Shares repurchased	(680,114)	(11,841,881)	(477,949)	(8,634,702)

Net increase (decrease)	116,356	$1,826,102	(160,057)	$(3,004,823)

	Year ended 8/31/16		Year ended 8/31/15

Class B	Shares	Amount	Shares	Amount

Shares sold	19,372	$329,943	12,210	$212,369

Shares issued in connection with
reinvestment of distributions	2,765	43,743	10,572	174,544

	22,137	373,686	22,782	386,913

Shares repurchased	(10,424)	(161,943)	(12,505)	(218,423)

Net increase	11,713	$211,743	10,277	$168,490

	Year ended 8/31/16		Year ended 8/31/15

Class C	Shares	Amount	Shares	Amount

Shares sold	66,764	$1,138,660	23,601	$398,312

Shares issued in connection with
reinvestment of distributions	2,604	41,306	9,093	150,395

	69,368	1,179,966	32,694	548,707

Shares repurchased	(23,177)	(378,033)	(27,394)	(478,853)

Net increase	46,191	$801,933	5,300	$69,854

44 Global Industrials Fund

	Year ended 8/31/16		Year ended 8/31/15

Class M	Shares	Amount	Shares	Amount

Shares sold	4,120	$68,100	969	$16,776

Shares issued in connection with
reinvestment of distributions	190	3,086	593	9,995

	4,310	71,186	1,562	26,771

Shares repurchased	(2,532)	(43,656)	(3,009)	(54,942)

Net increase (decrease)	1,778	$27,530	(1,447)	$(28,171)

	Year ended 8/31/16		Year ended 8/31/15

Class R	Shares	Amount	Shares	Amount

Shares sold	5,772	$102,198	2,134	$37,092

Shares issued in connection with
reinvestment of distributions	120	1,968	800	13,589

	5,892	104,166	2,934	50,681

Shares repurchased	(3,486)	(59,110)	(7,338)	(127,425)

Net increase (decrease)	2,406	$45,056	(4,404)	$(76,744)

	Year ended 8/31/16		Year ended 8/31/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	612,145	$11,042,470	107,983	$1,975,833

Shares issued in connection with
reinvestment of distributions	7,988	132,600	45,764	783,014

	620,133	11,175,070	153,747	2,758,847

Shares repurchased	(129,356)	(2,211,244)	(185,803)	(3,321,862)

Net increase (decrease)	490,777	$8,963,826	(32,056)	$(563,015)

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R	609	9.6%	$11,163

At the close of the reporting period, a shareholder of record owned 5.3% of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$1,384,776	$27,249,586	$24,995,614	$7,139	$3,638,748

Totals	$1,384,776	$27,249,586	$24,995,614	$7,139	$3,638,748

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Global Industrials Fund 45

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund concentrates a majority of its investments in the industrials sector, which involves more risk than a fund that invests more broadly.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$—*

Written equity option contracts (contract amount) (Note 3)	$—*

Forward currency contracts (contract amount)	$16,400,000

* For the reporting period there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$170,614	Payables	$156,083

Total		$170,614		$156,083

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Options	contracts	Total

Foreign exchange contracts	$—	$490,917	$490,917

Equity contracts	(40,863)	—	$(40,863)

Total	$(40,863)	$490,917	$450,054

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Options	contracts	Total

Foreign exchange contracts	$—	$(14,516)	$(14,516)

Equity contracts	13,167	—	$13,167

Total	$13,167	$(14,516)	$(1,349)

46 Global Industrials Fund

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Global Industrials Fund 47

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

Forward currency contracts#	$5,063	$61,597	$—	$8,792	$1,246	$1,332	$1,425	$38,202	$—	$6,938	$46,019	$—	$170,614

Total Assets	$5,063	$61,597	$—	$8,792	$1,246	$1,332	$1,425	$38,202	$—	$6,938	$46,019	$—	$170,614

Liabilities:

Forward currency contracts#	28,036	5,258	11,483	15,118	—	20,562	113	49,473	3,866	15,507	1,374	5,293	156,083

Total Liabilities	$28,036	$5,258	$11,483	$15,118	$—	$20,562	$113	$49,473	$3,866	$15,507	$1,374	$5,293	$156,083

Total Financial and Derivative Net Assets	$(22,973)	$56,339	$(11,483)	$(6,326)	$1,246	$(19,230)	$1,312	$(11,271)	$(3,866)	$(8,569)	$44,645	$(5,293)	$14,531

Total collateral received (pledged)†##	$—	$56,339	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Net amount	$(22,973)	$—	$(11,483)	$(6,326)	$1,246	$(19,230)	$1,312	$(11,271)	$(3,866)	$(8,569)	$44,645	$(5,293)

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $8,620 as a capital gain dividend with respect to the taxable year ended August 31, 2016, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 38.94% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 52.69%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2017 will show the tax status of all distributions paid to your account in calendar 2016.

48 Global Industrials Fund	Global Industrials Fund 49

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Global Natural Resources Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Global Natural Resources (the fund), including the fund’s portfolio, as of August 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Global Natural Resources Fund as of August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
October 7, 2016

26 Global Natural Resources Fund

The fund’s portfolio 8/31/16

COMMON STOCKS (94.5%)*	Shares	Value

Chemicals (25.3%)
Air Products & Chemicals, Inc.	10,100	$1,571,762

Akzo Nobel NV (Netherlands)	73,837	4,989,460

Albemarle Corp.	42,700	3,414,719

Axalta Coating Systems, Ltd. †	245,313	7,020,858

Chemtura Corp. †	30,100	902,699

Dow Chemical Co. (The)	47,400	2,542,536

E.I. du Pont de Nemours & Co.	38,800	2,700,480

Ingevity Corp. †	36,800	1,633,184

Monsanto Co.	60,700	6,464,550

PPG Industries, Inc.	15,600	1,651,728

Sherwin-Williams Co. (The)	13,600	3,858,456

Syngenta AG (Switzerland)	2,164	942,343

W.R. Grace & Co.	21,600	1,687,608

Yara International ASA (Norway)	47,710	1,693,633

41,074,016
Construction materials (1.2%)
LafargeHolcim, Ltd. (Switzerland)	37,254	1,975,290

1,975,290
Containers and packaging (6.1%)
Ball Corp.	44,900	3,555,631

Sealed Air Corp.	89,300	4,208,709

Smurfit Kappa Group PLC (Ireland)	85,054	2,105,330

9,869,670
Food products (0.7%)
Adecoagro SA (Argentina) †	106,902	1,074,365

1,074,365
Independent power and renewable electricity producers (3.9%)
Calpine Corp. †	184,200	2,298,816

NRG Yield, Inc. Class C	238,800	4,021,392

6,320,208
Metals and mining (5.8%)
Barrick Gold Corp. (Canada)	159,700	2,714,437

JFE Holdings, Inc. (Japan)	238,900	3,715,006

Newmont Mining Corp.	78,800	3,013,312

9,442,755
Oil, gas, and consumable fuels (50.2%)
Anadarko Petroleum Corp.	124,800	6,673,056

Antero Resources Corp. †	63,500	1,623,060

Apache Corp.	18,500	919,450

Cenovus Energy, Inc. (Canada)	557,200	8,051,655

Cobalt International Energy, Inc. † S	1,878,029	2,253,635

ConocoPhillips	273,600	11,231,280

ENI SpA (Italy)	578,754	8,741,035

Enterprise Products Partners LP	56,800	1,499,520

EnVen Energy Corp. 144A † F	170,000	1,445,000

EOG Resources, Inc.	107,000	9,468,430

Gulfport Energy Corp. †	141,200	4,038,320

Occidental Petroleum Corp.	34,400	2,643,640

Pioneer Natural Resources Co.	31,800	5,693,790

Global Natural Resources Fund 27

COMMON STOCKS (94.5%)* cont.			Shares	Value

Oil, gas, and consumable fuels cont.
Range Resources Corp. S			158,100	$6,097,917

Rice Energy, Inc. †			44,800	1,178,240

Scorpio Tankers, Inc.			534,300	2,612,727

Suncor Energy, Inc. (Canada)			173,000	4,691,078

Targa Resources Corp.			63,000	2,745,540

Paper and forest products (0.6%)				81,607,373
Boise Cascade Co. †			39,700	1,041,728

Real estate investment trusts (REITs) (0.7%)				1,041,728
Hannon Armstrong Sustainable Infrastructure Capital, Inc. R			46,256	1,109,217

				1,109,217

Total common stocks (cost $158,433,797)				$153,514,622

WARRANTS (—%)* †	Expiration	Strike
	date	price	Warrants	Value

EnVen Energy Corp. 144A F	11/6/20	$12.50	170,000	$17

EnVen Energy Corp. 144A F	11/6/20	15.00	170,000	17

Total warrants (cost $34)				$34

SHORT-TERM INVESTMENTS (11.2%)*	Principal amount/shares			Value

Putnam Cash Collateral Pool, LLC 0.67% [d]	Shares		6,680,375	$6,680,375

Putnam Short Term Investment Fund 0.44% L	Shares	10,405,952		10,405,952

U.S. Treasury Bills 0.270%, 11/3/16 ∆			$361,000	360,831

U.S. Treasury Bills 0.267%, 9/8/16 ∆			199,000	198,993

U.S. Treasury Bills 0.260%, 9/1/16 ∆			620,000	620,000

Total short-term investments (cost $18,266,149)				$18,266,151

TOTAL INVESTMENTS

Total investments (cost $176,699,980)				$171,780,807

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2015 through August 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $162,405,372.

† This security is non-income-producing.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

28 Global Natural Resources Fund

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $1,135,030 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY ⌂

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	75.3%	Switzerland	1.8%

Canada	9.4	Ireland	1.3

Italy	5.3	Norway	1.0

Netherlands	3.0	Argentina	0.7

Japan	2.2	Total	100.0%

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 8/31/16 (aggregate face value $75,275,314)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Australian Dollar	Buy	10/19/16	$3,404,112	$3,441,753	$(37,641)

	British Pound	Buy	9/21/16	815,826	896,219	(80,393)

	Canadian Dollar	Buy	10/19/16	1,076,516	1,101,362	(24,846)

Barclays Bank PLC
	Canadian Dollar	Sell	10/19/16	206,013	208,704	2,691

	Euro	Buy	9/21/16	2,577,852	2,587,150	(9,298)

	Swiss Franc	Buy	9/21/16	419,665	419,132	533

Citibank, N.A.
	British Pound	Buy	9/21/16	8,047,774	8,082,991	(35,217)

	Canadian Dollar	Sell	10/19/16	876,453	888,129	11,676

	Danish Krone	Buy	9/21/16	774,584	777,759	(3,175)

	Euro	Buy	9/21/16	2,458,739	2,466,445	(7,706)

	Japanese Yen	Buy	11/16/16	158,606	160,484	(1,878)

Credit Suisse International
	Australian Dollar	Buy	10/19/16	1,111,908	1,100,909	10,999

	Canadian Dollar	Buy	10/19/16	459,087	465,122	(6,035)

	Japanese Yen	Buy	11/16/16	6,988,657	7,069,214	(80,557)

	Norwegian Krone	Sell	9/21/16	762,377	732,148	(30,229)

Goldman Sachs International
	Japanese Yen	Buy	11/16/16	498,960	505,001	(6,041)

Global Natural Resources Fund 29

FORWARD CURRENCY CONTRACTS at 8/31/16 (aggregate face value $75,275,314) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

HSBC Bank USA, National Association
	Australian Dollar	Buy	10/19/16	$1,145,989	$1,134,142	$11,847

	British Pound	Buy	9/21/16	2,292,063	2,516,055	(223,992)

	Canadian Dollar	Buy	10/19/16	1,027,016	1,050,634	(23,618)

	Euro	Buy	9/21/16	1,518,669	1,525,027	(6,358)

	Euro	Sell	9/21/16	1,518,669	1,520,476	1,807

JPMorgan Chase Bank N.A.
	British Pound	Buy	9/21/16	2,643,880	2,828,429	(184,549)

	Canadian Dollar	Sell	10/19/16	2,345,317	2,376,477	31,160

	Euro	Buy	9/21/16	546,895	541,152	5,743

	Japanese Yen	Sell	11/16/16	2,951,002	2,985,662	34,660

	Norwegian Krone	Buy	9/21/16	462,419	461,593	826

	Swedish Krona	Buy	9/21/16	358,137	370,645	(12,508)

	Swiss Franc	Buy	9/21/16	889,918	910,209	(20,291)

State Street Bank and Trust Co.
	Australian Dollar	Buy	10/19/16	1,990,731	1,970,176	20,555

	British Pound	Buy	9/21/16	451,003	503,767	(52,764)

	Canadian Dollar	Buy	10/19/16	1,943,282	1,974,078	(30,796)

	Euro	Buy	9/21/16	4,503,762	4,491,948	11,814

	Euro	Sell	9/21/16	4,503,762	4,523,490	19,728

	Israeli Shekel	Buy	10/19/16	185,399	181,394	4,005

UBS AG
	Australian Dollar	Buy	10/19/16	792,644	784,407	8,237

	British Pound	Buy	9/21/16	970,977	1,065,985	(95,008)

	Euro	Buy	9/21/16	2,594,820	2,597,940	(3,120)

	Euro	Sell	9/21/16	2,594,820	2,606,357	11,537

WestPac Banking Corp.
	British Pound	Buy	9/21/16	2,939,862	3,227,176	(287,314)

	Euro	Buy	9/21/16	1,109,642	1,114,579	(4,937)

	Euro	Sell	9/21/16	1,109,642	1,110,994	1,352

Total						$(1,079,101)

30 Global Natural Resources Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer staples	$1,074,365	$—	$—

Energy	80,162,373	1,445,000	—

Financials	1,109,217	—	—

Materials	59,688,453	3,715,006	—

Utilities	6,320,208	—	—

Total common stocks	148,354,616	5,160,006	—
Warrants	—	34	—

Short-term investments	10,405,952	7,860,199	—

Totals by level	$158,760,568	$13,020,239	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(1,079,101)	$—

Totals by level	$—	$(1,079,101)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

Global Natural Resources Fund 31

Statement of assets and liabilities 8/31/16

ASSETS

Investment in securities, at value, including $6,160,399 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $159,613,653)	$154,694,480
Affiliated issuers (identified cost $17,086,327) (Notes 1 and 5)	17,086,327

Foreign currency (cost $32) (Note 1)	32

Dividends, interest and other receivables	207,379

Foreign tax reclaim	56,380

Receivable for shares of the fund sold	46,455

Unrealized appreciation on forward currency contracts (Note 1)	189,170

Prepaid assets	25,727

Total assets	172,305,950

LIABILITIES

Payable for investments purchased	1,375,433

Payable for shares of the fund repurchased	162,238

Payable for compensation of Manager (Note 2)	87,107

Payable for custodian fees (Note 2)	9,346

Payable for investor servicing fees (Note 2)	47,543

Payable for Trustee compensation and expenses (Note 2)	116,139

Payable for administrative services (Note 2)	648

Payable for distribution fees (Note 2)	72,116

Unrealized depreciation on forward currency contracts (Note 1)	1,268,271

Collateral on securities loaned, at value (Note 1)	6,680,375

Other accrued expenses	81,362

Total liabilities	9,900,578

Net assets	$162,405,372

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$281,506,274

Undistributed net investment income (Note 1)	920,596

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(114,019,884)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(6,001,614)

Total — Representing net assets applicable to capital shares outstanding	$162,405,372

(Continued on next page)

32 Global Natural Resources Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($128,826,923 divided by 8,320,661 shares)	$15.48

Offering price per class A share (100/94.25 of $15.48)*	$16.42

Net asset value and offering price per class B share ($4,492,893 divided by 332,741 shares)**	$13.50

Net asset value and offering price per class C share ($6,142,925 divided by 445,409 shares)**	$13.79

Net asset value and redemption price per class M share ($2,270,928 divided by 156,705 shares)	$14.49

Offering price per class M share (100/96.50 of $14.49)*	$15.02

Net asset value, offering price and redemption price per class R share
($7,496,880 divided by 497,309 shares)	$15.07

Net asset value, offering price and redemption price per class Y share
($13,174,823 divided by 841,611 shares)	$15.65

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Global Natural Resources Fund 33

Statement of operations Year ended 8/31/16

INVESTMENT INCOME

Dividends (net of foreign tax of $159,993)	$3,609,614

Interest (including interest income of $15,339 from investments in affiliated issuers) (Note 5)	363,141

Securities lending (net of expenses) (Note 1)	3,984

Total investment income	3,976,739

EXPENSES

Compensation of Manager (Note 2)	1,015,289

Investor servicing fees (Note 2)	337,129

Custodian fees (Note 2)	21,991

Trustee compensation and expenses (Note 2)	13,818

Distribution fees (Note 2)	486,995

Administrative services (Note 2)	4,494

Other	202,391

Fees waived and reimbursed by Manager (Note 2)	(3,049)

Total expenses	2,079,058

Expense reduction (Note 2)	(27,232)

Net expenses	2,051,826

Net investment income	1,924,913

Net realized loss on investments (Notes 1 and 3)	(39,764,586)

Net realized gain on foreign currency transactions (Note 1)	845,172

Net realized gain on written options (Notes 1 and 3)	169,311

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(419,484)

Net unrealized appreciation of investments during the year	28,405,964

Net loss on investments	(10,763,623)

Net decrease in net assets resulting from operations	$(8,838,710)

The accompanying notes are an integral part of these financial statements.

34 Global Natural Resources Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 8/31/16	Year ended 8/31/15

Operations:
Net investment income	$1,924,913	$1,782,851

Net realized loss on investments
and foreign currency transactions	(38,750,103)	(34,761,173)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	27,986,480	(59,214,365)

Net decrease in net assets resulting from operations	(8,838,710)	(92,192,687)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	—	(95,621)

Class Y	—	(41,506)

From return of capital
Class A	—	(10,475)

Class Y	—	(4,547)

Decrease from capital share transactions (Note 4)	(14,463,370)	(16,099,811)

Total decrease in net assets	(23,302,080)	(108,444,647)

NET ASSETS

Beginning of year	185,707,452	294,152,099

End of year (including undistributed net investment
income of $920,596 and accumulated net investment loss
of $3,289,663, respectively)	$162,405,372	$185,707,452

The accompanying notes are an integral part of these financial statements.

Global Natural Resources Fund 35

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	From				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	return	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	of capital	distributions	fees	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class A
August 31, 2016	$16.22	.18	(.92)	(.74)	—	—	—	—	$15.48	(4.56)	$128,827	1.23 [e]	1.23 [e]	120
August 31, 2015	23.95	.16	(7.88)	(7.72)	(.01)	— [d]	(.01)	—	16.22	(32.24)	145,726	1.18	.82	153
August 31, 2014	20.09	.19	3.67	3.86	—	—	—	—	23.95	19.21	238,703	1.19	.83	101
August 31, 2013	19.18	.17	.91	1.08	(.17)	—	(.17)	— [d]	20.09	5.62	224,519	1.23	.85	104
August 31, 2012	20.81	.23	(1.30)	(1.07)	(.56)	—	(.56)	— [d]	19.18	(5.08)	262,969	1.29	1.18	80

Class B
August 31, 2016	$14.25	.06	(.81)	(.75)	—	—	—	—	$13.50	(5.26)	$4,493	1.98 [e]	.49 [e]	120
August 31, 2015	21.19	.01	(6.95)	(6.94)	—	—	—	—	14.25	(32.75)	5,578	1.93	.06	153
August 31, 2014	17.91	.02	3.26	3.28	—	—	—	—	21.19	18.31	10,791	1.94	.08	101
August 31, 2013	17.10	.02	.81	.83	(.02)	—	(.02)	— [d]	17.91	4.84	12,561	1.98	.10	104
August 31, 2012	18.58	.08	(1.16)	(1.08)	(.40)	—	(.40)	— [d]	17.10	(5.78)	15,561	2.04	.46	80

Class C
August 31, 2016	$14.56	.06	(.83)	(.77)	—	—	—	—	$13.79	(5.29)	$6,143	1.98 [e]	.48 [e]	120
August 31, 2015	21.65	.01	(7.10)	(7.09)	—	—	—	—	14.56	(32.75)	7,030	1.93	.06	153
August 31, 2014	18.30	.02	3.33	3.35	—	—	—	—	21.65	18.31	12,205	1.94	.08	101
August 31, 2013	17.47	.02	.83	.85	(.02)	—	(.02)	— [d]	18.30	4.89	11,890	1.98	.10	104
August 31, 2012	18.98	.08	(1.19)	(1.11)	(.40)	—	(.40)	— [d]	17.47	(5.81)	13,564	2.04	.43	80

Class M
August 31, 2016	$15.26	.10	(.87)	(.77)	—	—	—	—	$14.49	(5.05)	$2,271	1.73 [e]	.73 [e]	120
August 31, 2015	22.63	.06	(7.43)	(7.37)	—	—	—	—	15.26	(32.57)	2,703	1.68	.33	153
August 31, 2014	19.08	.07	3.48	3.55	—	—	—	—	22.63	18.61	4,247	1.69	.33	101
August 31, 2013	18.21	.06	.87	.93	(.06)	—	(.06)	— [d]	19.08	5.11	3,873	1.73	.34	104
August 31, 2012	19.77	.13	(1.23)	(1.10)	(.46)	—	(.46)	— [d]	18.21	(5.53)	4,999	1.79	.70	80

Class R
August 31, 2016	$15.83	.15	(.91)	(.76)	—	—	—	—	$15.07	(4.80)	$7,497	1.48 [e]	1.02 [e]	120
August 31, 2015	23.43	.11	(7.71)	(7.60)	—	—	—	—	15.83	(32.44)	10,204	1.43	.58	153
August 31, 2014	19.70	.13	3.60	3.73	—	—	—	—	23.43	18.93	14,258	1.44	.57	101
August 31, 2013	18.81	.12	.89	1.01	(.12)	—	(.12)	— [d]	19.70	5.36	13,888	1.48	.60	104
August 31, 2012	20.41	.18	(1.27)	(1.09)	(.51)	—	(.51)	— [d]	18.81	(5.28)	13,838	1.54	.94	80

Class Y
August 31, 2016	$16.36	.23	(.94)	(.71)	—	—	—	—	$15.65	(4.34)	$13,175	.98 [e]	1.51 [e]	120
August 31, 2015	24.17	.23	(7.97)	(7.74)	(.06)	(.01)	(.07)	—	16.36	(32.07)	14,466.93		1.17	153
August 31, 2014	20.23	.25	3.69	3.94	—	—	—	—	24.17	19.48	13,948.94		1.13	101
August 31, 2013	19.31	.21	.93	1.14	(.22)	—	(.22)	— [d]	20.23	5.92	46,303.98		1.01	104
August 31, 2012	20.96	.28	(1.31)	(1.03)	(.62)	—	(.62)	— [d]	19.31	(4.85)	9,739	1.04	1.44	80

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

36 Global Natural Resources Fund	Global Natural Resources Fund 37

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Amount represents less than $0.01 per share.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets (Note 2).

The accompanying notes are an integral part of these financial statements.

38 Global Natural Resources Fund

Notes to financial statements 8/31/16

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2015 through August 31, 2016.

Putnam Global Natural Resources Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The goal of the fund is to seek capital appreciation. The fund concentrates in the energy and other natural resources industries. The fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential. Under normal circumstances, the fund invests at least 80% of its net assets in securities of companies in the energy or other natural resources industries. This policy may be changed only after 60 days’ notice to shareholders. Potential investments include companies in the discovery, development, production or distribution of energy or other natural resources, in the development of technologies for the production or efficient use of energy or other natural resources, and in the furnishing of related supplies or services. The fund may purchase stocks of companies with stock prices that reflect a value lower than that which it places on the company. Putnam Management may also consider other factors that it believes will cause the stock price to rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M (effective November 1, 2015), class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Global Natural Resources Fund 39

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

40 Global Natural Resources Fund

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Global Natural Resources Fund 41

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,079,101 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $559,980 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $6,680,375 and the value of securities loaned amounted to $6,160,399.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Prior to September 22, 2016, the fund participated in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and the same unsecured uncommitted line of credit. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee (0.04% prior to September 22, 2016) and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% (0.16% prior to September 22, 2016) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

42 Global Natural Resources Fund

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At August 31, 2016, the fund had a capital loss carryover of $82,308,438 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$30,739,386	$2,645,564	$33,384,950	*

48,923,488	N/A	48,923,488	August 31, 2018

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $31,462,218 recognized during the period between November 1, 2015 and August 31, 2016 to its fiscal year ending August 31, 2017.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $155,329 to its fiscal year ending August 31, 2017 late year ordinary losses ((i) ordinary losses recognized between January 1, 2016 and August 31, 2016, and (ii) specified ordinary and currency losses recognized between November 1, 2015 and August 31, 2016).

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, foreign currency gains and losses, late year loss deferrals, net operating loss and partnership income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $2,285,346 to decrease accumulated net investment loss, $2,393,698 to decrease paid-in capital and $108,352 to decrease accumulated net realized loss.

Global Natural Resources Fund 43

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$8,630,399
Unrealized depreciation	(13,798,801)

Net unrealized depreciation	(5,168,402)
Capital loss carryforward	(82,308,438)
Post-October capital loss deferral	(31,462,218)
Late year ordinary loss deferral	(155,329)
Cost for federal income tax purposes	$176,949,209

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,

0.730%	of the next $5 billion,	0.560%	of the next $50 billion,

0.680%	of the next $10 billion,	0.550%	of the next $100 billion and

0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.623% of the fund’s average net assets.

Putnam Management has contractually agreed, through December 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the reporting period, Putnam Management voluntarily waived $3,049.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined

44 Global Natural Resources Fund

contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

Effective September 1, 2016, Putnam Investor Services, Inc. will receive fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that include (1) a per account fee for each retail account of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$269,741	Class R	14,736

Class B	9,736	Class Y	25,453

Class C	12,625	Total	$337,129

Class M	4,838

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $284 under the expense offset arrangements and by $26,948 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $121, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$325,848	Class M	17,529

Class B	47,049	Class R	35,591

Class C	60,978	Total	$486,995

Global Natural Resources Fund 45

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $24,330 and $312 from the sale of class A and class M shares, respectively, and received $2,798 and $324 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% (no longer applicable effective November 1, 2015) is assessed on certain redemptions of class  A and class  M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $13 and no monies on class  A and class  M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$190,477,087	$205,812,807

U.S. government securities (Long-term)	—	—

Total	$190,477,087	$205,812,807

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

	Written option	Written option
	contract amounts	premiums

Written options outstanding at the
beginning of the reporting period	$—	$—

Options opened	1,385,715	331,663
Options exercised	—	—
Options expired	(886,910)	(26,607)
Options closed	(498,805)	(305,056)

Written options outstanding at the
end of the reporting period	$—	$—

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 8/31/16		Year ended 8/31/15

Class A	Shares	Amount	Shares	Amount

Shares sold	1,057,287	$15,641,890	978,102	$18,765,123

Shares issued in connection with
reinvestment of distributions	—	—	5,166	100,532

	1,057,287	15,641,890	983,268	18,865,655

Shares repurchased	(1,720,651)	(25,390,342)	(1,964,366)	(38,022,140)

Net decrease	(663,364)	$(9,748,452)	(981,098)	$(19,156,485)

46 Global Natural Resources Fund

	Year ended 8/31/16		Year ended 8/31/15

Class B	Shares	Amount	Shares	Amount

Shares sold	63,777	$791,761	48,960	$848,940

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	63,777	791,761	48,960	848,940

Shares repurchased	(122,422)	(1,586,660)	(166,749)	(2,889,885)

Net decrease	(58,645)	$(794,899)	(117,789)	$(2,040,945)

	Year ended 8/31/16		Year ended 8/31/15

Class C	Shares	Amount	Shares	Amount

Shares sold	80,700	$1,051,000	157,534	$2,795,566

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	80,700	1,051,000	157,534	2,795,566

Shares repurchased	(118,181)	(1,564,973)	(238,380)	(4,131,559)

Net decrease	(37,481)	$(513,973)	(80,846)	$(1,335,993)

	Year ended 8/31/16		Year ended 8/31/15

Class M	Shares	Amount	Shares	Amount

Shares sold	18,291	$254,833	20,670	$374,883

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	18,291	254,833	20,670	374,883

Shares repurchased	(38,732)	(537,791)	(31,145)	(568,306)

Net decrease	(20,441)	$(282,958)	(10,475)	$(193,423)

	Year ended 8/31/16		Year ended 8/31/15

Class R	Shares	Amount	Shares	Amount

Shares sold	236,467	$3,419,454	251,102	$4,716,023

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	236,467	3,419,454	251,102	4,716,023

Shares repurchased	(383,649)	(5,714,467)	(215,233)	(4,112,522)

Net increase (decrease)	(147,182)	$(2,295,013)	35,869	$603,501

	Year ended 8/31/16		Year ended 8/31/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	424,066	$6,032,209	600,006	$11,792,254

Shares issued in connection with
reinvestment of distributions	—	—	2,167	42,483

	424,066	6,032,209	602,173	11,834,737

Shares repurchased	(466,728)	(6,860,284)	(294,948)	(5,811,203)

Net increase (decrease)	(42,662)	$(828,075)	307,225	$6,023,534

Global Natural Resources Fund 47

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$4,880,290	$98,690,133	$93,164,471	$15,339	$10,405,952

Totals	$4,880,290	$98,690,133	$93,164,471	$15,339	$10,405,952

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluc-tuations. The fund concentrates a majority of its investments in the natural resources sector, which involves more risk than a fund that invests more broadly.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$—*

Written equity option contracts (contract amount) (Note 3)	$13,000

Forward currency contracts (contract amount)	$99,800,000

Warrants (number of warrants)	310,000

* For the reporting period, there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$189,170	Payables	$1,268,271

Investments	Investments	34	Payables	—

Total		$189,204		$1,268,271

48 Global Natural Resources Fund

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Options	contracts	Total

Foreign exchange contracts	$—	$880,875	$880,875

Equity contracts	204,783	—	204,783

Total	$204,783	$880,875	$1,085,658

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$(422,316)	$(422,316)

Total	$(422,316)	$(422,316)

Global Natural Resources Fund 49

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

Forward currency contracts#	$—	$3,224	$11,676	$10,999	$—	$13,654	$72,389	$56,102	$19,774	$1,352	$189,170

Total Assets	$—	$3,224	$11,676	$10,999	$—	$13,654	$72,389	$56,102	$19,774	$1,352	$189,170

Liabilities:

Forward currency contracts#	142,880	9,298	47,976	116,821	6,041	253,968	217,348	83,560	98,128	292,251	1,268,271

Total Liabilities	$142,880	$9,298	$47,976	$116,821	$6,041	$253,968	$217,348	$83,560	$98,128	$292,251	$1,268,271

Total Financial and Derivative Net Assets	$(142,880)	$(6,074)	$(36,300)	$(105,822)	$(6,041)	$(240,314)	$(144,959)	$(27,458)	$(78,354)	$(290,899)	$(1,079,101)

Total collateral received (pledged)†##	$(61,000)	$—	$—	$—	$—	$(179,000)	$(144,959)	$—	$(78,354)	$—

Net amount	$(81,880)	$(6,074)	$(36,300)	$(105,822)	$(6,041)	$(61,314)	$—	$(27,458)	$—	$(290,899)

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

50 Global Natural Resources Fund	Global Natural Resources Fund 51

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Global Technology Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of August 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Global Technology Fund as of August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
October 10, 2016

Global Technology Fund 23

The fund’s portfolio 8/31/16

COMMON STOCKS (91.7%)*	Shares	Value

Communications equipment (2.2%)
Nokia OYJ (Finland)	224,838	$1,265,013

		1,265,013
Diversified telecommunication services (1.5%)
Level 3 Communications, Inc. †	8,719	432,724

Telecom Italia SpA RSP (Italy)	615,661	451,188

		883,912
Electronic equipment, instruments, and components (3.1%)
Egis Technology, Inc. (Taiwan) †	86,000	638,080

Murata Manufacturing Co., Ltd. (Japan)	8,800	1,185,213

		1,823,293
Household durables (1.2%)
Skyworth Digital Holdings, Ltd. (China)	954,070	704,822

		704,822
Internet and catalog retail (7.1%)
Amazon.com, Inc. †	3,243	2,494,386

Ctrip.com International, Ltd. ADR (China) † S	17,505	828,862

Delivery Hero Holding GmbH (acquired 6/12/15, cost $69,318)
(Private) (Germany) † ∆∆ F	9	56,545

Expedia, Inc.	7,218	787,628

		4,167,421
Internet software and services (31.7%)
Alibaba Group Holding, Ltd. ADR (China) †	16,861	1,638,721

Alphabet, Inc. Class A †	588	464,432

Alphabet, Inc. Class C †	8,396	6,440,152

Criteo SA ADR (France) † S	26,723	985,544

Facebook, Inc. Class A †	36,890	4,652,567

GoDaddy, Inc. Class A † S	17,481	566,035

Instructure, Inc. † S	60,588	1,449,871

Shopify, Inc. Class A (Canada) † S	13,603	562,620

Tencent Holdings, Ltd. (China)	46,600	1,207,977

Wix.com, Ltd. (Israel) †	15,016	627,969

		18,595,888
IT Services (9.6%)
Computer Sciences Corp.	28,662	1,348,260

Fidelity National Information Services, Inc.	13,860	1,099,514

MasterCard, Inc. Class A	3,106	300,133

Visa, Inc. Class A S	35,312	2,856,741

		5,604,648
Media (2.9%)
Charter Communications, Inc. Class A †	3,271	841,334

Live Nation Entertainment, Inc. †	30,858	824,526

		1,665,860
Real estate investment trusts (REITs) (1.0%)
American Tower Corp. R	5,298	600,687

		600,687
Semiconductors and semiconductor equipment (4.4%)
Hua Hong Semiconductor, Ltd. 144A (acquired various dates from
11/17/15 to 8/24/16, cost $662,955) (China) ∆∆	706,000	771,805

Micron Technology, Inc. †	68,965	1,137,233

Qorvo, Inc. †	11,834	679,627

		2,588,665

24 Global Technology Fund

COMMON STOCKS (91.7%)* cont.	Shares	Value

Software (19.6%)
Adobe Systems, Inc. †	10,468	$1,070,981

Electronic Arts, Inc. †	15,145	1,230,228

Ellie Mae, Inc. †	458	44,824

Microsoft Corp.	94,466	5,428,016

Nintendo Co., Ltd. (Japan)	5,600	1,229,318

salesforce.com, Inc. †	13,026	1,034,525

ServiceNow, Inc. †	20,230	1,470,114

		11,508,006
Technology hardware, storage, and peripherals (7.4%)
Apple, Inc.	30,449	3,230,639

Casetek Holdings, Ltd. (Taiwan)	190,000	665,524

Hewlett Packard Enterprise Co.	20,283	435,678

		4,331,841

Total common stocks (cost $42,624,231)		$53,740,056

CONVERTIBLE PREFERRED STOCKS (0.3%)*	Shares	Value

Uber Technologies, Inc. Ser. E, 8.00% cv. pfd. (acquired 2/18/15, cost
$152,246) (Private) † ∆∆ F	4,502	$197,614

Total convertible preferred stocks (cost $152,246)		$197,614

U.S. TREASURY OBLIGATIONS (0.2%)*	Principal amount	Value

U.S. Treasury Inflation Protected Securities 2.125%, 02/15/41 [i]	$85,834	$115,605

Total U.S. treasury obligations (cost $115,605)		$115,605

SHORT-TERM INVESTMENTS (18.2%)*	Principal amount/shares		Value

Putnam Cash Collateral Pool, LLC 0.67% [d]	Shares	6,185,731	$6,185,731

Putnam Short Term Investment Fund 0.44% L	Shares	4,346,457	4,346,457

U.S. Treasury Bills 0.247%, 9/8/16		$110,000	109,996

Total short-term investments (cost $10,642,183)			$10,642,184

TOTAL INVESTMENTS

Total investments (cost $53,534,265)			$64,695,459

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2015 through August 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $58,599,022.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $1,025,964, or 1.8% of net assets.

Global Technology Fund 25

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $66,822 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY ⌂

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	78.0%	Israel	1.1%

China	8.8	Canada	1.0

Japan	4.1	Italy	0.8

Taiwan	2.2	Germany	0.1

Finland	2.2	Total	100.0%

France	1.7

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 8/31/16 (aggregate face value $12,067,117)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Canadian Dollar	Sell	10/19/16	$285,108	$286,287	$1,179

	Euro	Buy	9/21/16	129,049	129,681	(632)

	Euro	Sell	9/21/16	129,049	129,191	142

Barclays Bank PLC
	Canadian Dollar	Buy	10/19/16	49,959	50,611	(652)

	Euro	Buy	9/21/16	247,827	235,048	12,779

	Hong Kong Dollar	Buy	11/16/16	9,173	9,173	—

	Japanese Yen	Buy	11/16/16	1,678,941	1,698,582	(19,641)

26 Global Technology Fund

FORWARD CURRENCY CONTRACTS at 8/31/16 (aggregate face value $12,067,117) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Citibank, N.A.
	British Pound	Buy	9/21/16	$140,438	$140,605	$(167)

	Japanese Yen	Sell	11/16/16	1,787,980	1,809,149	21,169

	Credit Suisse International
	Canadian Dollar	Sell	10/19/16	145,605	146,005	400

	Swedish Krona	Buy	9/21/16	185,704	192,321	(6,617)

	Goldman Sachs International
	Chinese Yuan
	(Offshore)	Sell	11/16/16	3,392,419	3,390,368	(2,051)

	Japanese Yen	Buy	11/16/16	554,134	560,844	(6,710)

HSBC Bank USA, National Association
	Euro	Buy	9/21/16	8,707	8,744	(37)

	Euro	Sell	9/21/16	8,707	8,718	11

	JPMorgan Chase Bank N.A.
	British Pound	Buy	9/21/16	346,299	356,334	(10,035)

	Euro	Buy	9/21/16	517,758	517,668	90

	Euro	Sell	9/21/16	517,758	512,321	(5,437)

	Japanese Yen	Sell	11/16/16	260,434	263,493	3,059

	Swedish Krona	Buy	9/21/16	126,332	130,744	(4,412)

	State Street Bank and Trust Co.
	British Pound	Buy	9/21/16	41,514	48,181	(6,667)

	Canadian Dollar	Buy	10/19/16	73,680	74,643	(963)

	Euro	Buy	9/21/16	147,915	148,563	(648)

	Euro	Sell	9/21/16	147,915	148,080	165

	Israeli Shekel	Sell	10/19/16	242,447	233,761	(8,686)

	Japanese Yen	Buy	11/16/16	736,200	744,966	(8,766)

	UBS AG
	Canadian Dollar	Buy	10/19/16	45,916	46,517	(601)

	WestPac Banking Corp.
	Canadian Dollar	Buy	10/19/16	45,916	46,519	(603)

	Total					$(44,331)

Global Technology Fund 27

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$5,776,736	$704,822	$56,545

Financials	600,687	—	—

Information technology	40,019,437	5,697,917	—

Telecommunication services	883,912	—	—

Total common stocks	47,280,772	6,402,739	56,545

Convertible preferred stocks	—	—	197,614

U.S. treasury obligations	—	115,605	—

Short-term investments	4,346,457	6,295,727	—

Totals by level	$51,627,229	$12,814,071	$254,159

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(44,331)	$—

Totals by level	$—	$(44,331)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

28 Global Technology Fund

Statement of assets and liabilities 8/31/16

ASSETS

Investment in securities, at value, including $6,032,938 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $43,002,077)	$54,163,271
Affiliated issuers (identified cost $10,532,188) (Notes 1 and 5)	10,532,188

Foreign currency (cost $476,406) (Note 1)	477,675

Dividends, interest and other receivables	108,258

Receivable for shares of the fund sold	210,963

Receivable for investments sold	298,985

Unrealized appreciation on forward currency contracts (Note 1)	38,994

Prepaid assets	17,611

Total assets	65,847,945

LIABILITIES

Payable to custodian	44,010

Payable for investments purchased	686,013

Payable for shares of the fund repurchased	3,225

Payable for compensation of Manager (Note 2)	18,840

Payable for custodian fees (Note 2)	6,563

Payable for investor servicing fees (Note 2)	16,221

Payable for Trustee compensation and expenses (Note 2)	3,386

Payable for administrative services (Note 2)	168

Payable for distribution fees (Note 2)	20,234

Unrealized depreciation on forward currency contracts (Note 1)	83,325

Collateral on securities loaned, at value (Note 1)	6,185,731

Collateral on certain derivative contracts, at value (Note 1)	115,605

Other accrued expenses	65,602

Total liabilities	7,248,923

Net assets	$58,599,022

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$47,327,181

Undistributed net investment income (Note 1)	307,855

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(156,081)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	11,120,067

Total — Representing net assets applicable to capital shares outstanding	$58,599,022

(Continued on next page)

Global Technology Fund 29

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($30,322,232 divided by 1,228,366 shares)	$24.69

Offering price per class A share (100/94.25 of $24.69)*	$26.20

Net asset value and offering price per class B share ($4,097,862 divided by 176,667 shares)**	$23.20

Net asset value and offering price per class C share ($5,502,502 divided by 237,269 shares)**	$23.19

Net asset value and redemption price per class M share ($323,402 divided by 13,645 shares)	$23.70

Offering price per class M share (100/96.50 of $23.70)*	$24.56

Net asset value, offering price and redemption price per class R share
($211,215 divided by 8,718 shares)	$24.23

Net asset value, offering price and redemption price per class Y share
($18,141,809 divided by 720,943 shares)	$25.16

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

30 Global Technology Fund

Statement of operations Year ended 8/31/16

INVESTMENT INCOME

Dividends (net of foreign taxes paid and refunded of $17,301)	$717,279

Interest (including interest income of $8,751 from investments in affiliated issuers) (Note 5)	10,887

Securities lending (net of expenses) (Note 1)	11,528

Total investment income	739,694

EXPENSES

Compensation of Manager (Note 2)	240,614

Investor servicing fees (Note 2)	78,768

Custodian fees (Note 2)	14,075

Trustee compensation and expenses (Note 2)	2,499

Distribution fees (Note 2)	131,449

Administrative services (Note 2)	1,095

Auditing and tax fees	53,295

Blue sky expense	73,295

Other	32,451

Fees waived and reimbursed by Manager (Note 2)	(99,316)

Total expenses	528,225

Expense reduction (Note 2)	(1,313)

Net expenses	526,912

Net investment income	212,782

Net realized gain on investments (Notes 1 and 3)	174,782

Net realized gain on foreign currency transactions (Note 1)	203,909

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(62,546)

Net unrealized appreciation of investments during the year	6,734,412

Net gain on investments	7,050,557

Net increase in net assets resulting from operations	$7,263,339

The accompanying notes are an integral part of these financial statements.

Global Technology Fund 31

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 8/31/16	Year ended 8/31/15

Operations:
Net investment income (loss)	$212,782	$(78,349)

Net realized gain on investments
and foreign currency transactions	378,691	1,969,070

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	6,671,866	(1,791,084)

Net increase in net assets resulting from operations	7,263,339	99,637

Distributions to shareholders (Note 1):
From ordinary income
Net realized short-term gain on investments

Class A	(31,296)	(181,344)

Class B	(3,997)	(21,510)

Class C	(5,488)	(23,985)

Class M	(423)	(2,095)

Class R	(201)	(752)

Class Y	(10,505)	(59,098)

From net realized long-term gain on investments
Class A	(971,038)	(629,585)

Class B	(124,020)	(74,678)

Class C	(170,271)	(83,270)

Class M	(13,109)	(7,275)

Class R	(6,240)	(2,612)

Class Y	(325,928)	(205,176)

Increase from capital share transactions (Note 4)	28,485,207	6,703,167

Total increase in net assets	34,086,030	5,511,424

NET ASSETS

Beginning of year	24,512,992	19,001,568

End of year (including undistributed net investment
income of $307,855 and accumulated net investment loss
of $215,364, respectively)	$58,599,022	$24,512,992

The accompanying notes are an integral part of these financial statements.

32 Global Technology Fund

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Global Technology Fund 33

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	From				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net realized gain	return	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	on investments	of capital	distributions	fees	end of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)[d]	(%)

Class A
August 31, 2016	$21.18	.12[g]	4.44	4.56	(1.05)	—	(1.05)	—	$24.69	21.92	$30,322	1.28[f]	.52[f,g]	62
August 31, 2015	22.00	(.05)	.34	.29	(1.11)	—	(1.11)	—	21.18	1.21	16,193	1.26	(.22)	111
August 31, 2014	16.67	(.04)	5.37	5.33	—	—	—	—	22.00	31.97	10,313	1.29	(.22)	50
August 31, 2013	16.26	.01	.40	.41	—	—	—	—[e]	16.67	2.52	8,355	1.36	.05	54
August 31, 2012	14.86	(.02)	2.17	2.15	(.73)	(.02)	(.75)	—[e]	16.26	15.32	8,471	1.41	(.14)	45

Class B
August 31, 2016	$20.10	(.04)[g]	4.19	4.15	(1.05)	—	(1.05)	—	$23.20	21.04	$4,098	2.03[f]	(.17)[f,g]	62
August 31, 2015	21.09	(.20)	.32	.12	(1.11)	—	(1.11)	—	20.10	.43	2,137	2.01	(.98)	111
August 31, 2014	16.10	(.18)	5.17	4.99	—	—	—	—	21.09	30.99	1,781	2.04	(.97)	50
August 31, 2013	15.82	(.11)	.39	.28	—	—	—	—[e]	16.10	1.77	1,105	2.11	(.70)	54
August 31, 2012	14.59	(.13)	2.11	1.98	(.73)	(.02)	(.75)	—[e]	15.82	14.41	996	2.16	(.88)	45

Class C
August 31, 2016	$20.10	(.05)[g]	4.19	4.14	(1.05)	—	(1.05)	—	$23.19	20.98	$5,503	2.03[f]	(.22)[f,g]	62
August 31, 2015	21.09	(.20)	.32	.12	(1.11)	—	(1.11)	—	20.10	.43	2,599	2.01	(.98)	111
August 31, 2014	16.09	(.18)	5.18	5.00	—	—	—	—	21.09	31.08	1,801	2.04	(.98)	50
August 31, 2013	15.82	(.11)	.38	.27	—	—	—	—[e]	16.09	1.71	1,199	2.11	(.70)	54
August 31, 2012	14.59	(.13)	2.11	1.98	(.73)	(.02)	(.75)	—[e]	15.82	14.41	1,116	2.16	(.87)	45

Class M
August 31, 2016	$20.47	(.01)[g]	4.29	4.28	(1.05)	—	(1.05)	—	$23.70	21.30	$323	1.78[f]	(.03)[f,g]	62
August 31, 2015	21.40	(.16)	.34	.18	(1.11)	—	(1.11)	—	20.47	.72	188	1.76	(.74)	111
August 31, 2014	16.30	(.14)	5.24	5.10	—	—	—	—	21.40	31.29	162	1.79	(.72)	50
August 31, 2013	15.98	(.07)	.39	.32	—	—	—	—[e]	16.30	2.00	92	1.86	(.44)	54
August 31, 2012	14.69	(.10)	2.14	2.04	(.73)	(.02)	(.75)	—[e]	15.98	14.73	103	1.91	(.64)	45

Class R
August 31, 2016	$20.85	.05[g]	4.38	4.43	(1.05)	—	(1.05)	—	$24.23	21.64	$211	1.53[f]	.25[f,g]	62
August 31, 2015	21.73	(.10)	.33	.23	(1.11)	—	(1.11)	—	20.85	.94	165	1.51	(.45)	111
August 31, 2014	16.50	(.09)	5.32	5.23	—	—	—	—	21.73	31.70	50	1.54	(.47)	50
August 31, 2013	16.14	(.03)	.38	.35	—	—	—	.01	16.50	2.23	24	1.61	(.17)	54
August 31, 2012	14.80	(.05)	2.14	2.09	(.73)	(.02)	(.75)	—[e]	16.14	14.96	65	1.66	(.35)	45

Class Y
August 31, 2016	$21.52	.31[g,h]	4.38	4.69	(1.05)	—	(1.05)	—	$25.16	22.19	$18,142	1.03[f]	1.35[f,g,h]	62
August 31, 2015	22.29	—[e]	.34	.34	(1.11)	—	(1.11)	—	21.52	1.43	3,231	1.01	.01	111
August 31, 2014	16.84	.01	5.44	5.45	—	—	—	—	22.29	32.36	4,894	1.04	.03	50
August 31, 2013	16.39	.05	.40	.45	—	—	—	—[e]	16.84	2.75	1,794	1.11	.31	54
August 31, 2012	14.94	.02	2.18	2.20	(.73)	(.02)	(.75)	—[e]	16.39	15.58	1,779	1.16	.13	45

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

34 Global Technology Fund	Global Technology Fund 35

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

August 31, 2016	0.26%

August 31, 2015	0.48

August 31, 2014	0.74

August 31, 2013	0.49

August 31, 2012	0.53

e Amount represents less than $0.01 per share.

f Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets (Note 2).

g Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.16	0.70%

Class B	0.15	0.73

Class C	0.15	0.70

Class M	0.14	0.66

Class R	0.16	0.73

Class Y	0.28	1.20

h The net investment income ratio and per share amount shown for the period ending August 31, 2016 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.

36 Global Technology Fund

Notes to financial statements 8/31/16

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2015 through August 31, 2016.

Putnam Global Technology Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund concentrates in the technology industries. The fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential. Under normal circumstances, the fund invests at least 80% of the fund’s net assets in securities of companies in the technology industries. This policy may be changed only after 60 days’ notice to shareholders. Potential investments include companies that have, or will develop, products, processes or services that will provide advances and improvements through technology to consumers, enterprises and governments worldwide. The fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that it believes will cause the stock price to rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M (effective November 1, 2015), class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Global Technology Fund 37

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

38 Global Technology Fund

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

Global Technology Fund 39

At the close of the reporting period, the fund had a net liability position of $66,022 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $6,185,731 and the value of securities loaned amounted to $6,032,938.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Prior to September 22, 2016, the fund participated in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and the same unsecured uncommitted line of credit. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee (0.04% prior to September 22, 2016) and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% (0.16% prior to September 22, 2016) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, foreign currency gains and losses and unrealized gains and losses on passive foreign investment companies. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers)

40 Global Technology Fund

under income tax regulations. At the close of the reporting period, the fund reclassified $310,437 to decrease accumulated net investment loss and $310,437 to decrease accumulated net realized gain.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$11,694,419
Unrealized depreciation	(823,518)

Net unrealized appreciation	10,870,901
Undistributed ordinary income	266,668
Undistributed short-term gain	134,211
Cost for federal income tax purposes	$53,824,558

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,

0.730%	of the next $5 billion,	0.560%	of the next $50 billion,

0.680%	of the next $10 billion,	0.550%	of the next $100 billion and

0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.624% of the fund’s average net assets.

Putnam Management has contractually agreed, through December 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $99,056 as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the reporting period, Putnam Management voluntarily waived $260.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser. Prior to April 1, 2016, Putnam Management or PIL, as applicable, paid a quarterly sub-management fee to PAC for its services at an annual rate of 0.175% of the average net assets of the portion of the fund managed by PAC.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Global Technology Fund 41

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

Effective September 1, 2016, Putnam Investor Services, Inc. will receive fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that include (1) a per account fee for each retail account of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$47,059	Class R	311

Class B	6,066	Class Y	16,341

Class C	8,464	Total	$78,768

Class M	527

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $92 under the expense offset arrangements and by $1,221 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $34, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and

42 Global Technology Fund

0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$57,686	Class M	1,937

Class B	29,755	Class R	757

Class C	41,314	Total	$131,449

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $40,964 and $232 from the sale of class A and class M shares, respectively, and received $2,462 and $195 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% (no longer applicable effective November 1, 2015) is assessed on certain redemptions of class  A and class  M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$44,931,033	$22,443,550

U.S. government securities (Long-term)	—	—

Total	$44,931,033	$22,443,550

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 8/31/16		Year ended 8/31/15

Class A	Shares	Amount	Shares	Amount

Shares sold	752,053	$17,058,846	563,625	$12,339,322

Shares issued in connection with
reinvestment of distributions	43,207	983,396	36,795	795,138

	795,260	18,042,242	600,420	13,134,460

Shares repurchased	(331,523)	(7,278,762)	(304,606)	(6,538,859)

Net increase	463,737	$10,763,480	295,814	$6,595,601

	Year ended 8/31/16		Year ended 8/31/15

Class B	Shares	Amount	Shares	Amount

Shares sold	81,843	$1,728,359	34,287	$711,991

Shares issued in connection with
reinvestment of distributions	5,875	126,254	4,660	96,045

	87,718	1,854,613	38,947	808,036

Shares repurchased	(17,367)	(365,834)	(17,093)	(354,955)

Net increase	70,351	$1,488,779	21,854	$453,081

Global Technology Fund 43

	Year ended 8/31/16		Year ended 8/31/15

Class C	Shares	Amount	Shares	Amount

Shares sold	165,192	$3,487,655	56,366	$1,168,303

Shares issued in connection with
reinvestment of distributions	8,062	173,261	5,085	104,811

	173,254	3,660,916	61,451	1,273,114

Shares repurchased	(65,282)	(1,351,467)	(17,582)	(362,167)

Net increase	107,972	$2,309,449	43,869	$910,947

	Year ended 8/31/16		Year ended 8/31/15

Class M	Shares	Amount	Shares	Amount

Shares sold	7,652	$168,083	2,329	$49,972

Shares issued in connection with
reinvestment of distributions	617	13,532	447	9,370

	8,269	181,615	2,776	59,342

Shares repurchased	(3,799)	(78,195)	(1,159)	(24,137)

Net increase	4,470	$103,420	1,617	$35,205

	Year ended 8/31/16		Year ended 8/31/15

Class R	Shares	Amount	Shares	Amount

Shares sold	7,757	$173,830	6,875	$147,976

Shares issued in connection with
reinvestment of distributions	169	3,791	89	1,901

	7,926	177,621	6,964	149,877

Shares repurchased	(7,138)	(150,473)	(1,326)	(28,184)

Net increase	788	$27,148	5,638	$121,693

	Year ended 8/31/16		Year ended 8/31/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	721,992	$17,101,650	135,375	$3,000,938

Shares issued in connection with
reinvestment of distributions	14,516	336,200	12,045	264,027

	736,508	17,437,850	147,420	3,264,965

Shares repurchased	(165,695)	(3,644,919)	(216,901)	(4,678,325)

Net increase (decrease)	570,813	$13,792,931	(69,481)	$(1,413,360)

At the close of the reporting period, Putnam Investments, LLC owned 469 class R shares of the fund (5.4% of class R shares outstanding), valued at $11,364.

44 Global Technology Fund

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$—	$30,975,798	$26,629,341	$8,751	$4,346,457

Totals	$—	$30,975,798	$26,629,341	$8,751	$4,346,457

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund concentrates a majority of its investments in the technology sector, which involves more risk than a fund that invests more broadly.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$10,400,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$38,994	Payables	$83,325

Total		$38,994		$83,325

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$200,951	$200,951

Total	$200,951	$200,951

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$(70,240)	$(70,240)

Total	$(70,240)	$(70,240)

Global Technology Fund 45

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

Forward currency contracts#	$1,321	$12,779	$21,169	$400	$—	$11	$3,149	$165	$—	$—	$38,994

Total Assets	$1,321	$12,779	$21,169	$400	$—	$11	$3,149	$165	$—	$—	$38,994

Liabilities:

Forward currency contracts#	632	20,293	167	6,617	8,761	37	19,884	25,730	601	603	83,325

Total Liabilities	$632	$20,293	$167	$6,617	$8,761	$37	$19,884	$25,730	$601	$603	$83,325

Total Financial and Derivative Net Assets	$689	$(7,514)	$21,002	$(6,217)	$(8,761)	$(26)	$(16,735)	$(25,565)	$(601)	$(603)	$(44,331)

Total collateral received (pledged)†##	$—	$115,605	$—	$—	$—	$—	$—	$—	$—	$—

Net amount	$689	$(123,119)	$21,002	$(6,217)	$(8,761)	$(26)	$(16,735)	$(25,565)	$(601)	$(603)

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

46 Global Technology Fund	Global Technology Fund 47

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Global Telecommunications Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of August 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Global Telecommunications Fund as of August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
October 10, 2016

24 Global Telecommunications Fund

The fund’s portfolio 8/31/16

COMMON STOCKS (98.4%)*	Shares	Value

Diversified telecommunication services (49.1%)
AT&T, Inc.	107,016	$4,374,814

Cellnex Telecom, SA 144A (Spain)	61,579	1,074,972

Com Hem Holding AB (Sweden)	172,824	1,439,418

Deutsche Telekom AG (Germany)	44,436	742,005

Frontier Communications Corp.	259,750	1,194,850

Koninklijke KPN NV (Netherlands)	337,944	1,103,361

Level 3 Communications, Inc. †	26,800	1,330,084

Nippon Telegraph & Telephone Corp. (Japan)	51,400	2,251,107

SFR Group SA (France)	49,079	1,305,673

Telecom Italia SpA RSP (Italy)	1,922,164	1,408,659

16,224,943
IT Services (4.1%)
InterXion Holding NV (Netherlands) †	36,400	1,357,720

1,357,720
Media (14.2%)
Charter Communications, Inc. Class A †	5,942	1,528,342

DISH Network Corp. Class A †	16,245	815,986

Liberty Global PLC Ser. C (United Kingdom) †	17,700	545,691

Liberty Global PLC LiLAC Class C (United Kingdom) †	4,317	123,294

Lions Gate Entertainment Corp. S	30,400	637,184

Live Nation Entertainment, Inc. †	38,400	1,026,048

4,676,545
Real estate investment trusts (REITs) (3.1%)
American Tower Corp.	8,900	1,009,082

1,009,082
Wireless telecommunication services (27.9%)
KDDI Corp. (Japan)	57,500	1,683,667

NTT DoCoMo, Inc. (Japan)	17,800	449,568

SoftBank Corp. (Japan)	17,400	1,137,384

T-Mobile US, Inc. †	40,800	1,890,672

Tim Participacoes SA ADR (Brazil) S	50,700	654,030

Vodafone Group PLC (United Kingdom)	1,124,931	3,395,350

		9,210,671

Total common stocks (cost $29,990,413)		$32,478,961

SHORT-TERM INVESTMENTS (5.2%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.67% [d]	1,179,750	$1,179,750

Putnam Short Term Investment Fund 0.44% L	537,391	537,391

Total short-term investments (cost $1,717,141)		$1,717,141

TOTAL INVESTMENTS

Total investments (cost $31,707,554)		$34,196,102

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank.

Global Telecommunications Fund 25

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2015 through August 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $33,016,971.

† This security is non-income-producing.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $37,605 to cover certain derivative contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

DIVERSIFICATION BY COUNTRY ⌂

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	43.3%	France	4.0%

Japan	16.7	Spain	3.3

United Kingdom	12.3	Germany	2.2

Netherlands	7.5	Brazil	2.0

Sweden	4.4	Total	100.0%

Italy	4.3

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 8/31/16 (aggregate face value $19,162,102)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Australian Dollar	Buy	10/19/16	$299,972	$297,859	$2,113

	Canadian Dollar	Buy	10/19/16	67,120	68,017	(897)

	Euro	Sell	9/21/16	698,382	701,804	3,422

	Swedish Krona	Sell	9/21/16	214,548	218,860	4,312

Barclays Bank PLC
	Australian Dollar	Buy	10/19/16	205,611	203,447	2,164

	Canadian Dollar	Buy	10/19/16	54,840	55,556	(716)

	Euro	Buy	9/21/16	2,067,573	2,099,701	(32,128)

	Euro	Sell	9/21/16	2,067,573	2,077,058	9,485

	Hong Kong Dollar	Buy	11/16/16	195,353	195,360	(7)

	Japanese Yen	Sell	11/16/16	140,976	142,614	1,638

	Swiss Franc	Buy	9/21/16	39,188	39,209	(21)

	Swiss Franc	Sell	9/21/16	39,188	40,100	912

26 Global Telecommunications Fund

FORWARD CURRENCY CONTRACTS at 8/31/16 (aggregate face value $19,162,102) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Citibank, N.A.
	Australian Dollar	Buy	10/19/16	$43,539	$43,082	$457

	British Pound	Sell	9/21/16	36,916	36,500	(416)

	Canadian Dollar	Sell	10/19/16	90,917	92,129	1,212

	Danish Krone	Buy	9/21/16	139,355	139,927	(572)

	Euro	Sell	9/21/16	1,220,048	1,241,615	21,567

	Japanese Yen	Sell	11/16/16	61,854	62,586	732

Credit Suisse International
	Australian Dollar	Buy	10/19/16	36,258	35,899	359

	Canadian Dollar	Buy	10/19/16	90,765	91,958	(1,193)

	Euro	Buy	9/21/16	456,583	458,651	(2,068)

	Euro	Sell	9/21/16	456,583	463,503	6,920

	Japanese Yen	Buy	11/16/16	318,740	319,004	(264)

	New Zealand Dollar	Buy	10/19/16	84,363	82,946	1,417

	Norwegian Krone	Buy	9/21/16	167,669	165,886	1,783

	Swedish Krona	Sell	9/21/16	247,075	255,879	8,804

	Swiss Franc	Buy	9/21/16	178,126	177,832	294

Goldman Sachs International
	Euro	Sell	9/21/16	67,204	68,180	976

	New Zealand Dollar	Buy	10/19/16	59,742	58,748	994

HSBC Bank USA, National Association
	Canadian Dollar	Buy	10/19/16	90,078	91,260	(1,182)

	Euro	Buy	9/21/16	924,888	939,008	(14,120)

	Euro	Sell	9/21/16	924,888	928,760	3,872

JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	10/19/16	36,858	36,483	375

	British Pound	Sell	9/21/16	144,642	188,700	44,058

	Canadian Dollar	Buy	10/19/16	261,921	265,401	(3,480)

	Euro	Buy	9/21/16	76,357	72,492	3,865

	Japanese Yen	Sell	11/16/16	134,643	136,225	1,582

	Norwegian Krone	Buy	9/21/16	174,642	174,330	312

	Singapore Dollar	Buy	11/16/16	763,998	769,259	(5,261)

	Swedish Krona	Sell	9/21/16	251,015	259,782	8,767

	Swiss Franc	Buy	9/21/16	46,720	46,677	43

State Street Bank and Trust Co.
	Australian Dollar	Buy	10/19/16	174,608	172,806	1,802

	British Pound	Sell	9/21/16	237,917	237,407	(510)

	Canadian Dollar	Buy	10/19/16	763	773	(10)

	Euro	Buy	9/21/16	1,256,999	1,261,171	(4,172)

	Euro	Sell	9/21/16	1,256,999	1,276,040	19,041

	Israeli Shekel	Buy	10/19/16	117,991	115,442	2,549

	Norwegian Krone	Buy	9/21/16	41,104	41,023	81

	Swedish Krona	Sell	9/21/16	259,012	268,631	9,619

	Swiss Franc	Buy	9/21/16	41,020	40,979	41

Global Telecommunications Fund 27

FORWARD CURRENCY CONTRACTS at 8/31/16 (aggregate face value $19,162,102) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

UBS AG
	Australian Dollar	Sell	10/19/16	$188,496	$188,321	$(175)

	Canadian Dollar	Buy	10/19/16	205,098	207,781	(2,683)

	Euro	Buy	9/21/16	434,814	441,404	(6,590)

	Euro	Sell	9/21/16	434,814	436,748	1,934

	Swiss Franc	Buy	9/21/16	107,588	107,486	102

WestPac Banking Corp.
	Australian Dollar	Buy	10/19/16	48,569	48,058	511

	Canadian Dollar	Buy	10/19/16	163,758	165,908	(2,150)

	Japanese Yen	Sell	11/16/16	306,240	309,837	3,597

Total						$93,097

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$4,676,545	$—	$—

Financials	1,009,082	—	—

Information technology	1,357,720	—	—

Telecommunication services	19,913,888	5,521,726	—

Total common stocks	26,957,235	5,521,726	—
Short-term investments	537,391	1,179,750	—

Totals by level	$27,494,626	$6,701,476	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$93,097	$—

Totals by level	$—	$93,097	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

28 Global Telecommunications Fund

Statement of assets and liabilities 8/31/16

ASSETS

Investment in securities, at value, including $1,160,448 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $29,990,413)	$32,478,961
Affiliated issuers (identified cost $1,717,141) (Notes 1 and 5)	1,717,141

Interest and other receivables	2,101

Receivable for shares of the fund sold	9,396

Unrealized appreciation on forward currency contracts (Note 1)	171,712

Prepaid assets	17,696

Total assets	34,397,007

LIABILITIES

Payable to custodian	6,042

Payable for shares of the fund repurchased	12,750

Payable for compensation of Manager (Note 2)	3,429

Payable for custodian fees (Note 2)	5,846

Payable for investor servicing fees (Note 2)	10,923

Payable for Trustee compensation and expenses (Note 2)	3,442

Payable for administrative services (Note 2)	149

Payable for distribution fees (Note 2)	16,458

Collateral on securities loaned, at value (Note 1)	1,179,750

Unrealized depreciation on forward currency contracts (Note 1)	78,615

Other accrued expenses	62,632

Total liabilities	1,380,036

Net assets	$33,016,971

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$31,356,691

Undistributed net investment income (Note 1)	654,178

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(1,575,543)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	2,581,645

Total — Representing net assets applicable to capital shares outstanding	$33,016,971

(Continued on next page)

Global Telecommunications Fund 29

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($17,134,902 divided by 1,170,560 shares)	$14.64

Offering price per class A share (100/94.25 of $14.64)*	$15.53

Net asset value and offering price per class B share ($2,840,901 divided by 200,262 shares)**	$14.19

Net asset value and offering price per class C share ($4,481,091 divided by 317,174 shares)**	$14.13

Net asset value and redemption price per class M share ($56,243 divided by 3,894 shares)	$14.44

Offering price per class M share (100/96.50 of $14.44)*	$14.96

Net asset value, offering price and redemption price per class R share
($3,205,030 divided by 221,485 shares)	$14.47

Net asset value, offering price and redemption price per class Y share
($5,298,804 divided by 360,012 shares)	$14.72

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

30 Global Telecommunications Fund

Statement of operations Year ended 8/31/16

INVESTMENT INCOME

Dividends (net of foreign tax of $23,560)	$1,488,220

Interest (including interest income of $4,573 from investments in affiliated issuers) (Note 5)	4,837

Securities lending (net of expenses) (Note 1)	10,636

Total investment income	1,503,693

EXPENSES

Compensation of Manager (Note 2)	216,396

Investor servicing fees (Note 2)	70,934

Custodian fees (Note 2)	12,791

Trustee compensation and expenses (Note 2)	2,331

Distribution fees (Note 2)	127,631

Administrative services (Note 2)	1,016

Auditing and tax fees	50,049

Blue sky expense	75,439

Other	28,822

Fees waived and reimbursed by Manager (Note 2)	(100,993)

Total expenses	484,416

Expense reduction (Note 2)	(1,889)

Net expenses	482,527

Net investment income	1,021,166

Net realized loss on investments (Notes 1 and 3)	(1,433,382)

Net realized loss on foreign currency transactions (Note 1)	(134,326)

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	246,030

Net unrealized appreciation of investments during the year	1,393,950

Net gain on investments	72,272

Net increase in net assets resulting from operations	$1,093,438

The accompanying notes are an integral part of these financial statements.

Global Telecommunications Fund 31

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 8/31/16	Year ended 8/31/15

Operations:
Net investment income	$1,021,166	$190,386

Net realized gain (loss) on investments
and foreign currency transactions	(1,567,708)	1,167,318

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	1,639,980	(585,233)

Net increase in net assets resulting from operations	1,093,438	772,471

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(212,811)	(1,517,671)

Class B	(10,518)	(71,668)

Class C	(40,913)	(205,740)

Class M	(1,254)	(6,646)

Class R	(41,087)	(42,413)

Class Y	(107,318)	(378,902)

Net realized short-term gain on investments

Class A	(19,489)	(338,282)

Class B	(1,534)	(17,356)

Class C	(5,869)	(48,186)

Class M	(166)	(1,550)

Class R	(3,684)	(9,768)

Class Y	(8,323)	(82,237)

From net realized long-term gain on investments
Class A	(518,043)	(1,010,393)

Class B	(40,785)	(51,838)

Class C	(156,008)	(143,923)

Class M	(4,412)	(4,630)

Class R	(97,934)	(29,175)

Class Y	(221,236)	(245,628)

Increase from capital share transactions (Note 4)	5,052,906	9,297,087

Total increase in net assets	4,654,960	5,863,552

NET ASSETS

Beginning of year	28,362,011	22,498,459

End of year (including undistributed net investment income
of $654,178 and $182,198, respectively)	$33,016,971	$28,362,011

The accompanying notes are an integral part of these financial statements.

32 Global Telecommunications Fund

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Global Telecommunications Fund 33

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [c]	(%)

Class A
August 31, 2016	$14.89	.44 [f]	(.03)	.41	(.19)	(.47)	(.66)	—	$14.64	2.89	$17,135	1.28 [e]	3.05 [e,f]	49
August 31, 2015	17.87	.15	.74	.89	(2.05)	(1.82)	(3.87)	—	14.89	5.79	16,941	1.26	.93	64
August 31, 2014	16.68	1.90 [g]	.52	2.42	(.11)	(1.12)	(1.23)	—	17.87	14.43	15,365	1.29	10.46 [g]	75
August 31, 2013	14.46	.32	2.26	2.58	(.26)	(.10)	(.36)	— [h]	16.68	18.21	14,179	1.36	2.03	63
August 31, 2012	13.13	.35	1.59	1.94	(.45)	(.16)	(.61)	— [h]	14.46	15.60	9,831	1.41	2.61	38

Class B
August 31, 2016	$14.49	.40 [f]	(.11)	.29	(.12)	(.47)	(.59)	—	$14.19	2.11	$2,841	2.03 [e]	2.84 [e,f]	49
August 31, 2015	17.44	.04	.71	.75	(1.88)	(1.82)	(3.70)	—	14.49	5.03	1,017	2.01	.29	64
August 31, 2014	16.34	1.58 [g]	.65	2.23	(.01)	(1.12)	(1.13)	—	17.44	13.56	796	2.04	8.84 [g]	75
August 31, 2013	14.22	.20	2.22	2.42	(.20)	(.10)	(.30)	— [h]	16.34	17.29	637	2.11	1.32	63
August 31, 2012	12.94	.23	1.59	1.82	(.38)	(.16)	(.54)	— [h]	14.22	14.79	377	2.16	1.79	38

Class C
August 31, 2016	$14.44	.32 [f]	(.04)	.28	(.12)	(.47)	(.59)	—	$14.13	2.06	$4,481	2.03 [e]	2.28 [e,f]	49
August 31, 2015	17.46	.04	.71	.75	(1.95)	(1.82)	(3.77)	—	14.44	5.01	4,338	2.01	.23	64
August 31, 2014	16.34	1.47 g	.77	2.24	—	(1.12)	(1.12)	—	17.46	13.61	1,754	2.04	8.24 [g]	75
August 31, 2013	14.18	.21	2.21	2.42	(.16)	(.10)	(.26)	— [h]	16.34	17.34	1,005	2.11	1.37	63
August 31, 2012	12.94	.24	1.57	1.81	(.41)	(.16)	(.57)	— [h]	14.18	14.72	1,049	2.16	1.81	38

Class M
August 31, 2016	$14.72	.33 [f]	(.01)	.32	(.13)	(.47)	(.60)	—	$14.44	2.30	$56	1.78 [e]	2.34 [e,f]	49
August 31, 2015	17.69	.10	.71	.81	(1.96)	(1.82)	(3.78)	—	14.72	5.30	143	1.76	.61	64
August 31, 2014	16.53	1.73 [g]	.58	2.31	(.03)	(1.12)	(1.15)	—	17.69	13.91	65	1.79	9.56 [g]	75
August 31, 2013	14.35	.23	2.25	2.48	(.20)	(.10)	(.30)	— [h]	16.53	17.58	45	1.86	1.50	63
August 31, 2012	13.05	.28	1.58	1.86	(.40)	(.16)	(.56)	— [h]	14.35	14.98	40	1.91	2.10	38

Class R
August 31, 2016	$14.77	.42 [f]	(.06)	.36	(.19)	(.47)	(.66)	—	$14.47	2.60	$3,205	1.53 [e]	2.97 [e,f]	49
August 31, 2015	17.73	.12	.72	.84	(1.98)	(1.82)	(3.80)	—	14.77	5.52	584	1.51	.74	64
August 31, 2014	16.57	1.76 [g]	.61	2.37	(.09)	(1.12)	(1.21)	—	17.73	14.21	536	1.54	9.75 [g]	75
August 31, 2013	14.39	.28	2.24	2.52	(.24)	(.10)	(.34)	— [h]	16.57	17.87	308	1.61	1.76	63
August 31, 2012	13.11	.32	1.58	1.90	(.46)	(.16)	(.62)	— [h]	14.39	15.30	117	1.66	2.39	38

Class Y
August 31, 2016	$14.97	.46 [f]	(.02)	.44	(.22)	(.47)	(.69)	—	$14.72	3.12	$5,299	1.03 [e]	3.17 [e,f]	49
August 31, 2015	17.96	.19	.74	.93	(2.10)	(1.82)	(3.92)	—	14.97	6.07	5,338	1.01	1.23	64
August 31, 2014	16.74	1.94 [g]	.54	2.48	(.14)	(1.12)	(1.26)	—	17.96	14.78	3,983	1.04	10.58 [g]	75
August 31, 2013	14.52	.38	2.23	2.61	(.29)	(.10)	(.39)	— [h]	16.74	18.40	3,739	1.11	2.44	63
August 31, 2012	13.17	.31	1.68	1.99	(.48)	(.16)	(.64)	— [h]	14.52	15.99	2,198	1.16	2.30	38

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

34 Global Telecommunications Fund	Global Telecommunications Fund 35

Financial highlights (Continued)

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

August 31, 2016	0.29%

August 31, 2015	0.53

August 31, 2014	0.39

August 31, 2013	0.31

August 31, 2012	0.67

d Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets (Note 2).

f Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.17	1.20%

Class B	0.25	1.79

Class C	0.16	1.17

Class M	0.11	0.74

Class R	0.19	1.31

Class Y	0.14	0.94

g Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$1.77	9.73%

Class B	1.56	8.74

Class C	1.45	8.12

Class M	1.67	9.23

Class R	1.66	9.17

Class Y	1.75	9.54

h Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

36 Global Telecommunications Fund

Notes to financial statements 8/31/16

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2015 through August 31, 2016.

Putnam Global Telecommunications Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund concentrates in the telecommunications industries and invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in securities of companies in the telecommunication industries. This policy may be changed only after 60 days’ notice to shareholders. Potential investments include companies that develop, manufacture or sell communications services or communications equipment, and companies that bundle video with communications services. The fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that it believes will cause the stock price to rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes, and may engage in short sales of securities.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M (effective November 1, 2015), class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent

Global Telecommunications Fund 37

events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

38 Global Telecommunications Fund

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield to maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $37,515 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Global Telecommunications Fund 39

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $1,179,750 and the value of securities loaned amounted to $1,160,448.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Prior to September 22, 2016, the fund participated in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and the same unsecured uncommitted line of credit. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee (0.04% prior to September 22, 2016) and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% (0.16% prior to September 22, 2016) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $486,054 recognized during the period between November 1, 2015 and August 31, 2016 to its fiscal year ending August 31, 2017.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from late year loss deferrals, from nontaxable dividends and from a redesignation of taxable distributions.

40 Global Telecommunications Fund

Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $135,285 to decrease undistributed net investment income and $135,285 to decrease accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$3,423,221
Unrealized depreciation	(1,983,937)

Net unrealized appreciation	1,439,284
Undistributed ordinary income	753,114
Post-October capital loss deferral	(486,054)
Cost for federal income tax purposes	$32,756,818

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,

0.730%	of the next $5 billion,	0.560%	of the next $50 billion,

0.680%	of the next $10 billion,	0.550%	of the next $100 billion and

0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.624% of the fund’s average net assets.

Putnam Management has contractually agreed, through December 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $100,718 as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the reporting period, Putnam Management voluntarily waived $275.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

Global Telecommunications Fund 41

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

Effective September 1, 2016, Putnam Investor Services, Inc. will receive fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that include (1) a per account fee for each retail account of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$36,263	Class R	6,218

Class B	4,048	Class Y	14,457

Class C	9,757	Total	$70,934

Class M	191

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $132 under the expense offset arrangements and by $1,757 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $27, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and

42 Global Telecommunications Fund

0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$44,408	Class M	708

Class B	19,678	Class R	15,209

Class C	47,628	Total	$127,631

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $18,632 and $121 from the sale of class A and class M shares, respectively, and received $499 and $1,182 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% (no longer applicable effective November 1, 2015) is assessed on certain redemptions of class  A and class  M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$21,221,957	$16,283,419

U.S. government securities (Long-term)	—	—

Total	$21,221,957	$16,283,419

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 8/31/16		Year ended 8/31/15

Class A	Shares	Amount	Shares	Amount

Shares sold	1,048,052	$15,165,983	649,337	$9,994,022

Shares issued in connection with
reinvestment of distributions	51,157	729,493	194,215	2,783,105

	1,099,209	15,895,476	843,552	12,777,127

Shares repurchased	(1,066,051)	(15,459,470)	(565,733)	(8,966,962)

Net increase	33,158	$436,006	277,819	$3,810,165

	Year ended 8/31/16		Year ended 8/31/15

Class B	Shares	Amount	Shares	Amount

Shares sold	138,650	$1,907,838	34,126	$513,803

Shares issued in connection with
reinvestment of distributions	3,770	52,372	10,054	140,862

	142,420	1,960,210	44,180	654,665

Shares repurchased	(12,369)	(174,389)	(19,610)	(313,583)

Net increase	130,051	$1,785,821	24,570	$341,082

Global Telecommunications Fund 43

	Year ended 8/31/16		Year ended 8/31/15

Class C	Shares	Amount	Shares	Amount

Shares sold	111,594	$1,552,544	205,477	$3,065,368

Shares issued in connection with
reinvestment of distributions	14,264	197,273	27,825	388,442

	125,858	1,749,817	233,302	3,453,810

Shares repurchased	(109,228)	(1,522,953)	(33,216)	(505,619)

Net increase	16,630	$226,864	200,086	$2,948,191

	Year ended 8/31/16		Year ended 8/31/15

Class M	Shares	Amount	Shares	Amount

Shares sold	3,635	$51,245	6,305	$94,508

Shares issued in connection with
reinvestment of distributions	413	5,831	903	12,826

	4,048	57,076	7,208	107,334

Shares repurchased	(9,840)	(137,750)	(1,205)	(18,721)

Net increase (decrease)	(5,792)	$(80,674)	6,003	$88,613

	Year ended 8/31/16		Year ended 8/31/15

Class R	Shares	Amount	Shares	Amount

Shares sold	207,673	$3,069,234	27,494	$418,718

Shares issued in connection with
reinvestment of distributions	959	13,540	4,457	63,462

	208,632	3,082,774	31,951	482,180

Shares repurchased	(26,714)	(383,973)	(22,619)	(373,801)

Net increase	181,918	$2,698,801	9,332	$108,379

	Year ended 8/31/16		Year ended 8/31/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	434,522	$6,272,606	208,614	$3,237,573

Shares issued in connection with
reinvestment of distributions	23,497	336,245	48,896	703,121

	458,019	6,608,851	257,510	3,940,694

Shares repurchased	(454,629)	(6,622,763)	(122,620)	(1,940,037)

Net increase (decrease)	3,390	$(13,912)	134,890	$2,000,657

At the close of the reporting period, a shareholder of record owned 8.3% of the outstanding shares of the fund.

44 Global Telecommunications Fund

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$1,197,949	$23,298,615	$23,959,173	$4,573	$537,391

Totals	$1,197,949	$23,298,615	$23,959,173	$4,573	$537,391

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund concentrates a majority of its investments in the telecommunications sector, which involves more risk than a fund that invests more broadly.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$18,500,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$171,712	Payables	$78,615

Total		$171,712		$78,615

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$(115,483)	$(115,483)

Total	$(115,483)	$(115,483)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$245,745	$245,745

Total	$245,745	$245,745

Global Telecommunications Fund 45

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

Forward currency contracts#	$9,847	$14,199	$23,968	$19,577	$1,970	$3,872	$59,002	$33,133	$2,036	$4,108	$171,712

Total Assets	$9,847	$14,199	$23,968	$19,577	$1,970	$3,872	$59,002	$33,133	$2,036	$4,108	$171,712

Liabilities:

Forward currency contracts#	897	32,872	988	3,525	—	15,302	8,741	4,692	9,448	2,150	78,615

Total Liabilities	$897	$32,872	$988	$3,525	$—	$15,302	$8,741	$4,692	$9,448	$2,150	$78,615

Total Financial and Derivative Net Assets	$8,950	$(18,673)	$22,980	$16,052	$1,970	$(11,430)	$50,261	$28,441	$(7,412)	$1,958	$93,097

Total collateral received (pledged)†##	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Net amount	$8,950	$(18,673)	$22,980	$16,052	$1,970	$(11,430)	$50,261	$28,441	$(7,412)	$1,958

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

46 Global Telecommunications Fund	Global Telecommunications Fund 47

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Global Utilities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Global Utilities Fund (the “fund”) at August 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at August 31, 2016 by correspondence with the custodian, brokers, and transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 12, 2016

Global Utilities Fund 25

The fund’s portfolio 8/31/16

COMMON STOCKS (91.0%)*	Shares	Value

Diversified telecommunication services (2.7%)
Com Hem Holding AB (Sweden)	445,870	$3,713,565

SFR Group SA (France)	40,414	1,075,153

4,788,718
Electric utilities (44.2%)
American Electric Power Co., Inc.	157,750	10,185,918

Duke Energy Corp.	105,000	8,364,300

Edison International	107,235	7,798,129

Entergy Corp.	11,507	899,847

Exelon Corp.	393,700	13,385,800

Iberdrola SA (Spain)	449,993	2,961,474

NextEra Energy, Inc.	122,500	14,815,150

PG&E Corp.	240,756	14,912,427

SSE PLC (United Kingdom)	320,278	6,325,416

79,648,461
Gas utilities (1.2%)
Snam SpA (Italy)	388,155	2,151,849

2,151,849
Independent power and renewable electricity producers (13.6%)
Calpine Corp. †	554,984	6,926,200

Dynegy, Inc. †	94,984	1,203,447

EDP Renovaveis SA (Spain)	983,946	7,861,699

Electric Power Development Co., Ltd. (Japan)	92,900	2,269,758

NextEra Energy Partners LP	7,000	203,910

NRG Energy, Inc.	507,400	6,144,614

24,609,628
Media (0.6%)
Comcast Corp. Class A	16,000	1,044,160

1,044,160
Multi-utilities (19.7%)
Centrica PLC (United Kingdom)	1,709,897	5,222,684

Dominion Resources, Inc.	24,700	1,831,752

ENGIE SA (France)	140,853	2,245,166

National Grid PLC (United Kingdom)	271,480	3,730,707

Public Service Enterprise Group, Inc.	56,900	2,433,044

RWE AG (Germany) †	59,695	976,495

Sempra Energy	83,543	8,741,104

Veolia Environnement SA (France)	407,155	8,658,582

WEC Energy Group, Inc.	27,056	1,620,113

35,459,647
Water utilities (9.0%)
American Water Works Co., Inc.	124,868	9,238,983

Severn Trent PLC (United Kingdom)	90,063	2,815,918

United Utilities Group PLC (United Kingdom)	332,328	4,239,592

		16,294,493

Total common stocks (cost $139,546,681)		$163,996,956

26 Global Utilities Fund

SHORT-TERM INVESTMENTS (8.9%)*	Principal amount/shares		Value

Putnam Short Term Investment Fund 0.44% L	Shares	15,512,477	$15,512,477

State Street Institutional Liquid Reserves Fund Trust
Class 0.36% P	Shares	110,000	110,000

U.S. Treasury Bills 0.291%, 11/10/16 Δ		$242,000	241,870

U.S. Treasury Bills 0.271%, 11/3/16		89,000	88,958

U.S. Treasury Bills 0.269%, 9/8/16 Δ		11,000	11,000

U.S. Treasury Bills 0.260%, 9/1/16 Δ		89,000	89,000

Total short-term investments (cost $16,053,299)			$16,053,305

TOTAL INVESTMENTS

Total investments (cost $155,599,980)			$180,050,261

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2015 through August 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $180,250,928.

† This security is non-income-producing.

Δ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 1-day yield of the fund at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $461,857 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY ⌂

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	69.8%	Japan	1.3%

United Kingdom	12.4	Italy	1.2

France	6.7	Germany	0.5

Spain	6.0	Total	100.0%

Sweden	2.1

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

Global Utilities Fund 27

FORWARD CURRENCY CONTRACTS at 8/31/16 (aggregate face value $48,540,810)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Bank of America N.A.
	Australian Dollar	Buy	10/19/16	$893,010	$892,387	$623

	Barclays Bank PLC
	Euro	Buy	9/21/16	1,958,618	1,962,081	(3,463)

	Hong Kong Dollar	Buy	11/16/16	8,417,564	8,417,879	(315)

	Citibank, N.A.
	Australian Dollar	Buy	10/19/16	411,223	406,903	4,320

	Canadian Dollar	Buy	10/19/16	563,352	570,857	(7,505)

	Euro	Buy	9/21/16	647,812	651,514	(3,702)

	Japanese Yen	Sell	11/16/16	2,047,033	2,070,545	23,512

	Credit Suisse International
	Canadian Dollar	Buy	10/19/16	2,746	2,782	(36)

	Euro	Buy	9/21/16	71,557	71,881	(324)

	Euro	Sell	9/21/16	71,557	71,645	88

	New Zealand Dollar	Buy	10/19/16	943,854	927,995	15,859

	Goldman Sachs International
	Euro	Buy	9/21/16	1,096,022	1,095,109	913

	Japanese Yen	Buy	11/16/16	4,349,329	4,400,913	(51,584)

HSBC Bank USA, National Association
	Australian Dollar	Buy	10/19/16	810,210	801,834	8,376

	Canadian Dollar	Sell	10/19/16	486,621	493,005	6,384

	Euro	Buy	9/21/16	1,367,851	1,373,578	(5,727)

	JPMorgan Chase Bank N.A.
	British Pound	Buy	9/21/16	90,779	99,661	(8,882)

	Canadian Dollar	Buy	10/19/16	2,948,255	2,987,426	(39,171)

	Euro	Buy	9/21/16	124,249	132,499	(8,250)

	Japanese Yen	Buy	11/16/16	2,691,572	2,723,185	(31,613)

	Swedish Krona	Sell	9/21/16	3,015,594	3,120,912	105,318

	State Street Bank and Trust Co.
	British Pound	Sell	9/21/16	871,397	445,362	(426,035)

	Euro	Buy	9/21/16	2,240,941	2,239,097	1,844

	Japanese Yen	Buy	11/16/16	71,292	72,141	(849)

	Swedish Krona	Sell	9/21/16	615,606	637,190	21,584

	UBS AG
	Australian Dollar	Buy	10/19/16	1,955,148	1,934,831	20,317

	British Pound	Sell	9/21/16	4,618,152	5,070,026	451,874

	Euro	Buy	9/21/16	893,295	897,267	(3,972)

	Euro	Sell	9/21/16	893,295	901,345	8,050

	Japanese Yen	Buy	11/16/16	2,275,665	2,316,654	(40,989)

	WestPac Banking Corp.
	Euro	Buy	9/21/16	375,090	376,759	(1,669)

	Euro	Sell	9/21/16	375,090	375,547	457

	Total					$35,433

28 Global Utilities Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$1,044,160	$—	$—

Telecommunication services	4,788,718	—	—

Utilities	155,894,320	2,269,758	—

Total common stocks	161,727,198	2,269,758	—
Short-term investments	15,622,477	430,828	—

Totals by level	$177,349,675	$2,700,586	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$35,433	$—

Totals by level	$—	$35,433	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

Global Utilities Fund 29

Statement of assets and liabilities 8/31/16

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $140,087,503)	$164,537,784
Affiliated issuers (identified cost $15,512,477) (Notes 1 and 5)	15,512,477

Cash	38,165

Foreign currency (cost $2,018) (Note 1)	2,033

Dividends, interest and other receivables	885,371

Receivable for shares of the fund sold	67,212

Unrealized appreciation on forward currency contracts (Note 1)	669,519

Prepaid assets	28,051

Total assets	181,740,612

LIABILITIES

Payable for investments purchased	88,958

Payable for shares of the fund repurchased	127,065

Payable for compensation of Manager (Note 2)	98,373

Payable for custodian fees (Note 2)	6,879

Payable for investor servicing fees (Note 2)	55,714

Payable for Trustee compensation and expenses (Note 2)	186,544

Payable for administrative services (Note 2)	741

Payable for distribution fees (Note 2)	82,499

Payable for auditing and tax fees	70,924

Unrealized depreciation on forward currency contracts (Note 1)	634,086

Collateral on certain derivative contracts, at value (Note 1)	110,000

Other accrued expenses	27,901

Total liabilities	1,489,684

Net assets	$180,250,928

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$158,264,805

Undistributed net investment income (Note 1)	2,307,826

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(4,806,128)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	24,484,425

Total — Representing net assets applicable to capital shares outstanding	$180,250,928

(Continued on next page)

30 Global Utilities Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($162,126,099 divided by 13,431,033 shares)	$12.07

Offering price per class A share (100/94.25 of $12.07)*	$12.81

Net asset value and offering price per class B share ($4,463,421 divided by 371,191 shares)**	$12.02

Net asset value and offering price per class C share ($6,624,059 divided by 553,589 shares)**	$11.97

Net asset value and redemption price per class M share ($1,046,663 divided by 86,810 shares)	$12.06

Offering price per class M share (100/96.50 of $12.06)*	$12.50

Net asset value, offering price and redemption price per class R share
($443,948 divided by 36,791 shares)	$12.07

Net asset value, offering price and redemption price per class Y share
($5,546,738 divided by 459,565 shares)	$12.07

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Global Utilities Fund 31

Statement of operations Year ended 8/31/16

INVESTMENT INCOME

Dividends (net of foreign tax of $133,956)	$5,688,897

Interest (including interest income of $39,422 from investments in affiliated issuers) (Note 5)	40,068

Securities lending (net of expenses) (Note 1)	250

Total investment income	5,729,215

EXPENSES

Compensation of Manager (Note 2)	1,120,235

Investor servicing fees (Note 2)	363,024

Custodian fees (Note 2)	15,707

Trustee compensation and expenses (Note 2)	15,323

Distribution fees (Note 2)	517,824

Administrative services (Note 2)	5,069

Other	219,050

Fees waived and reimbursed by Manager (Note 2)	(2,495)

Total expenses	2,253,737
Expense reduction (Note 2)	(14,549)

Net expenses	2,239,188

Net investment income	3,490,027

Net realized gain on investments (Notes 1 and 3)	5,288,954

Net realized gain on foreign currency transactions (Note 1)	2,128,738

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(138,021)

Net unrealized depreciation of investments during the year	(86,241)

Net gain on investments	7,193,430

Net increase in net assets resulting from operations	$10,683,457

The accompanying notes are an integral part of these financial statements.

32 Global Utilities Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 8/31/16	Year ended 8/31/15

Operations:
Net investment income	$3,490,027	$3,286,708

Net realized gain (loss) on investments
and foreign currency transactions	7,417,692	(906,887)

Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(224,262)	(18,542,056)

Net increase (decrease) in net assets resulting
from operations	10,683,457	(16,162,235)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(2,928,079)	(3,275,268)

Class B	(43,803)	(49,978)

Class C	(58,265)	(49,894)

Class M	(13,034)	(14,752)

Class R	(3,222)	(20,061)

Class Y	(89,329)	(76,203)

Decrease from capital share transactions (Note 4)	(9,118,755)	(22,503,276)

Total decrease in net assets	(1,571,030)	(42,151,667)

NET ASSETS

Beginning of year	181,821,958	223,973,625

End of year (including undistributed net investment income
of $2,307,826 and distributions in excess of net investment
income of $173,317, respectively)	$180,250,928	$181,821,958

The accompanying notes are an integral part of these financial statements.

Global Utilities Fund 33

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized								of expenses	income (loss)
	value,		and unrealized	Total from	From			Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	of period	value (%) [b]	(in thousands)	(%) [c]	(%)	(%)

Class A
August 31, 2016	$11.55	.23	.50	.73	(.21)	(.21)	—	$12.07	6.40	$162,126	1.22 [d]	1.98 [d]	9
August 31, 2015	12.75	.20	(1.19)	(.99)	(.21)	(.21)	—	11.55	(7.85)	166,801	1.19	1.61	15
August 31, 2014	11.08	.33	1.59	1.92	(.25)	(.25)	—	12.75	17.56	206,305	1.21	2.79	27
August 31, 2013	10.35	.25	.75	1.00	(.27)	(.27)	— [f]	11.08	9.76	188,648	1.25	2.33	36
August 31, 2012	10.30	.29	.08	.37	(.32)	(.32)	— [f]	10.35	3.73	197,503	1.32	2.89	44

Class B
August 31, 2016	$11.50	.15	.49	.64	(.12)	(.12)	—	$12.02	5.61	$4,463	1.97 [d]	1.23 [d]	9
August 31, 2015	12.70	.11	(1.19)	(1.08)	(.12)	(.12)	—	11.50	(8.60)	4,657	1.94	.88	15
August 31, 2014	11.04	.24	1.58	1.82	(.16)	(.16)	—	12.70	16.65	5,505	1.96	2.04	27
August 31, 2013	10.31	.17	.75	.92	(.19)	(.19)	— [f]	11.04	8.98	5,291	2.00	1.58	36
August 31, 2012	10.26	.22	.08	.30	(.25)	(.25)	— [f]	10.31	2.97	5,753	2.07	2.14	44

Class C
August 31, 2016	$11.45	.15	.50	.65	(.13)	(.13)	—	$11.97	5.68	$6,624	1.97 [d]	1.27 [d]	9
August 31, 2015	12.65	.11	(1.19)	(1.08)	(.12)	(.12)	—	11.45	(8.61)	4,841	1.94	.89	15
August 31, 2014	10.99	.24	1.59	1.83	(.17)	(.17)	—	12.65	16.76	4,851	1.96	2.04	27
August 31, 2013	10.27	.17	.74	.91	(.19)	(.19)	— [f]	10.99	8.93	3,743	2.00	1.59	36
August 31, 2012	10.23	.22	.07	.29	(.25)	(.25)	— [f]	10.27	2.89	3,452	2.07	2.14	44

Class M
August 31, 2016	$11.54	.18	.49	.67	(.15)	(.15)	—	$12.06	5.87	$1,047	1.72 [d]	1.48 [d]	9
August 31, 2015	12.74	.14	(1.19)	(1.05)	(.15)	(.15)	—	11.54	(8.34)	1,040	1.69	1.12	15
August 31, 2014	11.07	.27	1.60	1.87	(.20)	(.20)	—	12.74	17.00	1,319	1.71	2.30	27
August 31, 2013	10.34	.20	.74	.94	(.21)	(.21)	— [f]	11.07	9.21	1,259	1.75	1.83	36
August 31, 2012	10.29	.24	.08	.32	(.27)	(.27)	— [f]	10.34	3.20	1,284	1.82	2.38	44

Class R
August 31, 2016	$11.51	.18e	.53	.71	(.15)	(.15)	—	$12.07	6.15	$444	1.47 [d]	1.54 [d,e]	9
August 31, 2015	12.71	.17	(1.19)	(1.02)	(.18)	(.18)	—	11.51	(8.12)	1,099	1.44	1.37	15
August 31, 2014	11.04	.30	1.59	1.89	(.22)	(.22)	—	12.71	17.33	1,430	1.46	2.52	27
August 31, 2013	10.32	.23	.73	.96	(.24)	(.24)	— [f]	11.04	9.43	1,349	1.50	2.09	36
August 31, 2012	10.27	.27	.08	.35	(.30)	(.30)	— [f]	10.32	3.48	1,269	1.57	2.63	44

Class Y
August 31, 2016	$11.55	.27	.49	.76	(.24)	(.24)	—	$12.07	6.67	$5,547	.97 [d]	2.30 [d]	9
August 31, 2015	12.75	.23	(1.19)	(.96)	(.24)	(.24)	—	11.55	(7.62)	3,384.94		1.85	15
August 31, 2014	11.08	.37	1.58	1.95	(.28)	(.28)	—	12.75	17.84	4,564.96		3.10	27
August 31, 2013	10.36	.29	.73	1.02	(.30)	(.30)	— [f]	11.08	9.94	3,520	1.00	2.61	36
August 31, 2012	10.30	.32	.09	.41	(.35)	(.35)	— [f]	10.36	4.08	2,799	1.07	3.13	44

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

34 Global Utilities Fund	Global Utilities Fund 35

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets (Note 2).

e The net investment income ratio and per share amount shown for the period ending August 31, 2016  may not correspond with the expected class specific differences for the period due to the timing of redemptions out of the class.

f Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

36 Global Utilities Fund

Notes to financial statements 8/31/16

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2015 through August 31, 2016.

Putnam Global Utilities Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The goal of the fund is to seek capital growth and current income. The fund concentrates in the utilities industries and invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential. Under normal circumstances, the fund invests at least 80% of its net assets in securities of companies worldwide in the utilities industries. This policy may be changed only after 60 days’ notice to shareholders. Potential investments include electric, gas or water utilities and companies that operate as independent producers and/or distributors of power. The fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that it believes will cause the stock price to rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M (effective November 1, 2015), class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique

Global Utilities Fund 37

to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

38 Global Utilities Fund

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $590,830 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

Global Utilities Fund 39

At the close of the reporting period, the fund had a net liability position of $459,117 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $341,855 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Prior to September 22, 2016, the fund participated in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and the same unsecured uncommitted line of credit. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee (0.04% prior to September 22, 2016) and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% (0.16% prior to September 22, 2016) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At August 31, 2016, the fund had a capital loss carryover of $4,778,199 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$4,778,199	N/A	$4,778,199	August 31, 2017

40 Global Utilities Fund

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from foreign currency gains and losses. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $2,126,848 to increase undistributed net investment income, $4,445 to decrease paid-in capital and $2,122,403 to increase accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$42,193,950
Unrealized depreciation	(17,771,598)

Net unrealized appreciation	24,422,352
Undistributed ordinary income	2,343,575
Capital loss carryforward	(4,778,199)
Cost for federal income tax purposes	$155,627,909

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,

0.730%	of the next $5 billion,	0.560%	of the next $50 billion,

0.680%	of the next $10 billion,	0.550%	of the next $100 billion and

0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.624% of the fund’s average net assets.

Putnam Management has contractually agreed, through December 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the reporting period, Putnam Management voluntarily waived $2,495.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

Global Utilities Fund 41

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

Effective September 1, 2016, Putnam Investor Services, Inc. will receive fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that include (1) a per account fee for each retail account of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$331,110	Class R	640

Class B	8,644	Class Y	9,211

Class C	11,359	Total	$363,024

Class M	2,060

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $323 under the expense offset arrangements and by $14,226 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $144, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

42 Global Utilities Fund

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$409,664	Class M	7,653

Class B	42,795	Class R	1,603

Class C	56,109	Total	$517,824

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $16,918 and $77 from the sale of class A and class M shares, respectively, and received $3,438 and no monies in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% (no longer applicable effective November 1, 2015) is assessed on certain redemptions of class  A and class  M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $30 and no monies on class  A and class  M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$14,806,102	$29,077,064

U.S. government securities (Long-term)	—	—

Total	$14,806,102	$29,077,064

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 8/31/16		Year ended 8/31/15

Class A	Shares	Amount	Shares	Amount

Shares sold	914,720	$10,978,202	808,305	$10,142,497

Shares issued in connection with
reinvestment of distributions	230,221	2,699,589	242,798	3,012,076

	1,144,941	13,677,791	1,051,103	13,154,573

Shares repurchased	(2,153,873)	(25,336,557)	(2,787,195)	(34,664,266)

Net decrease	(1,008,932)	$(11,658,766)	(1,736,092)	$(21,509,693)

Global Utilities Fund 43

	Year ended 8/31/16		Year ended 8/31/15

Class B	Shares	Amount	Shares	Amount

Shares sold	83,708	$1,017,142	80,168	$1,003,404

Shares issued in connection with
reinvestment of distributions	3,502	40,973	3,807	47,126

	87,210	1,058,115	83,975	1,050,530

Shares repurchased	(120,822)	(1,411,708)	(112,646)	(1,393,266)

Net decrease	(33,612)	$(353,593)	(28,671)	$(342,736)

	Year ended 8/31/16		Year ended 8/31/15

Class C	Shares	Amount	Shares	Amount

Shares sold	243,360	$2,888,489	128,487	$1,616,653

Shares issued in connection with
reinvestment of distributions	4,605	53,990	3,688	45,396

	247,965	2,942,479	132,175	1,662,049

Shares repurchased	(117,030)	(1,362,557)	(93,097)	(1,149,674)

Net increase	130,935	$1,579,922	39,078	$512,375

	Year ended 8/31/16		Year ended 8/31/15

Class M	Shares	Amount	Shares	Amount

Shares sold	12,797	$156,278	5,944	$74,089

Shares issued in connection with
reinvestment of distributions	1,111	13,016	1,139	14,123

	13,908	169,294	7,083	88,212

Shares repurchased	(17,224)	(200,698)	(20,533)	(252,688)

Net decrease	(3,316)	$(31,404)	(13,450)	$(164,476)

	Year ended 8/31/16		Year ended 8/31/15

Class R	Shares	Amount	Shares	Amount

Shares sold	22,007	$273,622	30,591	$378,761

Shares issued in connection with
reinvestment of distributions	155	1,826	1,479	18,287

	22,162	275,448	32,070	397,048

Shares repurchased	(80,866)	(912,452)	(49,068)	(599,801)

Net decrease	(58,704)	$(637,004)	(16,998)	$(202,753)

	Year ended 8/31/16		Year ended 8/31/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	263,798	$3,154,925	119,018	$1,494,364

Shares issued in connection with
reinvestment of distributions	7,409	87,403	5,737	71,142

	271,207	3,242,328	124,755	1,565,506

Shares repurchased	(104,631)	(1,260,238)	(189,600)	(2,361,499)

Net increase (decrease)	166,576	$1,982,090	(64,845)	$(795,993)

44 Global Utilities Fund

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$6,932,658	$39,057,226	$30,477,407	$39,422	$15,512,477

Totals	$6,932,658	$39,057,226	$30,477,407	$39,422	$15,512,477

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund concentrates a majority of its investments in the utilities sector, which involves more risk than a fund that invests more broadly.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$69,500,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$669,519	Payables	$634,086

Total		$669,519		$634,086

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$2,187,152	$2,187,152

Total	$2,187,152	$2,187,152

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$(140,707)	$(140,707)

Total	$(140,707)	$(140,707)

Global Utilities Fund 45

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

Forward currency contracts#	$623	$—	$27,832	$15,947	$913	$14,760	$105,318	$23,428	$480,241	$457	$669,519

Total Assets	$623	$—	$27,832	$15,947	$913	$14,760	$105,318	$23,428	$480,241	$457	$669,519

Liabilities:

Forward currency contracts#	—	3,778	11,207	360	51,584	5,727	87,916	426,884	44,961	1,669	634,086

Total Liabilities	$—	$3,778	$11,207	$360	$51,584	$5,727	$87,916	$426,884	$44,961	$1,669	$634,086

Total Financial and Derivative Net Assets	$623	$(3,778)	$16,625	$15,587	$(50,671)	$9,033	$17,402	$(403,456)	$435,280	$(1,212)	$35,433

Total collateral received (pledged)##†	$—	$—	$—	$—	$20,489	$—	$17,402	$(341,855)	$435,280	$—

Net amount	$623	$(3,778)	$16,625	$15,587	$(71,160)	$9,033	$—	$(61,601)	$—	$(1,212)

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

46 Global Utilities Fund	Global Utilities Fund 47

PUTNAM GLOBAL NATURAL RESOURCES FUND

FORM N-14
PART C

OTHER INFORMATION

Item 15. Indemnification

Reference is made to Article VIII, sections 1 through 3, of the Registrant’s Amended and Restated Agreement and Declaration of Trust, which is incorporated by reference to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement on Form N-1A under the Investment Company Act of 1940, as amended (File No. 811-03061). In addition, the Registrant maintains a trustees and officers liability insurance policy under which the Registrant and its trustees and officers are named insureds. Certain service providers to the Registrant also have contractually agreed to indemnify and hold harmless the trustees against liability arising in connection with the service provider’s performance of services under the relevant agreement.

The Massachusetts business trusts comprising The Putnam Funds (each, a “Trust”) have also agreed to contractually indemnify each Trustee. The agreement between the Trusts and each Trustee, in addition to delineating certain procedural aspects relating to indemnification and advancement of expenses to the fullest extent permitted by the Registrant’s Amended and Restated Agreement and Declaration of Trust and Amended and Restated Bylaws and the laws of The Commonwealth of Massachusetts, the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as now or hereafter in force, provides that each Trust severally shall indemnify and hold harmless the Trustee against any and all expenses actually and reasonably incurred by the Trustee in any proceeding arising out of or in connection with the Trustee’s service to the Trust, unless the Trustee has been adjudicated in a final adjudication on the merits to have engaged in certain disabling conduct.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Registrant’s organizational instruments or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933, as amended, and, therefore, is unenforceable.

Item 16. Exhibits

(1) Amended and Restated Agreement and Declaration of Trust dated March 21, 2014 – Incorporated by reference to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement filed on December 29, 2014.

(2)(a) Amended and Restated Bylaws dated as of October 17, 2014 – Incorporated by reference to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement filed on December 29, 2014.

(2)(b) Amendment to Amended and Restated Bylaws dated as of April 22, 2016 – Incorporated by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement filed on December 27, 2016.

(3) Not applicable.

(4) Agreement and Plan of Reorganization – included as Appendix A to Part A hereof.

(5)(a) Portions of Agreement and Declaration of Trust Relating to Shareholders’ Rights – Incorporated by reference to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement filed on December 29, 2014.

(5)(b) Portions of Bylaws Relating to Shareholders’ Rights – Incorporated by reference to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement filed on December 29, 2014.

(6)(a) Management Contract with Putnam Investment Management, LLC dated February 27, 2014 – Incorporated by reference to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement filed on December 29, 2014.

(6)(b) Sub-Management Contract between Putnam Investment Management, LLC and Putnam Investments Limited dated February 27, 2014; Schedule A amended as of October 27, 2016 – Incorporated by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement filed on December 27, 2016.

(6)(c) Sub-Advisory Contract among Putnam Investment Management, LLC, Putnam Investments Limited and The Putnam Advisory Company, LLC dated February 27, 2014 – Incorporated by reference to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement filed on December 29, 2014.

(7)(a) Amended and Restated Distributor’s Contract with Putnam Retail Management Limited Partnership dated July 1, 2013 – Incorporated by reference to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement filed on December 27, 2013.

(7)(b)(i) Form of Dealer Sales Contract dated March 27, 2012 – Incorporated by reference to Post-Effective Amendment No. 37 to the Registrant’s Registration Statement filed on December 28, 2012.

(7)(b)(ii) Schedule of Dealer Sales Contracts conforming in all material respects to the Form of Dealer Sales Contract filed as Exhibit (7)(b)(i) but which have not been filed as exhibits to the Registrant's Registration Statement in reliance on Rule 483(d)(2) under the Securities Act of 1933, as amended – Incorporated by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement filed on December 23, 2015.

(7)(c)(i) Form of Financial Institution Sales Contract dated March 27, 2012 – Incorporated by reference to Post-Effective Amendment No. 37 to the Registrant’s Registration Statement filed on December 28, 2012.

(7)(c)(ii) Schedule of Financial Institution Sales Contracts conforming in all material respects to the Form of Financial Institution Sales Contract filed as Exhibit (7)(c)(i) but which have not been filed as exhibits to the Registrant's Registration Statement in reliance on Rule 483(d)(2) under the Securities Act of 1933, as amended – Incorporated by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement filed on December 23, 2015.

(8) Trustee Retirement Plan dated October 4, 1996, as amended July 21, 2000 – Incorporated by reference to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement filed on December 29, 2004.

(9)(a) Master Custodian Agreement with State Street Bank and Trust Company dated January 1, 2007; Appendix A amended as of November 30, 2015 – Incorporated by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement filed on December 23, 2015.

(9)(b) Amendment to Master Custodian Agreement with State Street Bank and Trust Company dated August 1, 2013– Incorporated by reference to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement filed on December 27, 2013.

(10)(a) Class A Distribution Plan and Agreement dated February 1, 1994– Incorporated by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement filed on December 28, 1994.

(10)(b) Class B Distribution Plan and Agreement dated February 1, 1994 – Incorporated by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement filed on December 28, 1994.

(10)(c) Class C Distribution Plan and Agreement dated July 16, 1999 – Incorporated by reference to Post-Effective Amendment No. 22 to the Registrant’s Registration Statement filed on December 28, 1999.

(10)(d) Class M Distribution Plan and Agreement dated June 30, 1995 – Incorporated by reference to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement filed on December 28, 1995.

(10)(e) Class R Distribution Plan and Agreement dated November 14, 2003 – Incorporated by reference to Post-Effective Amendment No. 26 to the Registrant’s Registration Statement filed on December 29, 2003.

(10)(f)(i) Form of Dealer Service Agreement – Incorporated by reference to Post-Effective Amendment No. 20 to the Registrant’s Registration Statement filed on December 29, 1997.

(10)(f)(ii) Schedule of Dealer Service Agreements conforming in all material respects to the Form of Dealer Service Agreement filed as Exhibit (10)(f)(i) but which have not been filed as exhibits to the Registrant's Registration Statement in reliance on Rule 483(d)(2) under the Securities Act of 1933, as amended – Incorporated by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement filed on December 23, 2015.

(10)(g)(i) Form of Financial Institution Service Agreement – Incorporated by reference to Post-Effective Amendment No. 20 to the Registrant’s Registration Statement filed on December 29, 1997.

(10)(g)(ii) Schedule of Financial Institution Service Agreements conforming in all material respects to the Form of Financial Institution Service Agreement filed as Exhibit (10)(g)(i) but which have not been filed as exhibits to the Registrant's Registration Statement in reliance on Rule 483(d)(2) under the Securities Act of 1933, as amended – Incorporated by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement filed on December 23, 2015.

(10)(h) Rule 18f-3 Plan dated November 1, 1999, as most recently amended March 18, 2016 – Incorporated by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement filed on December 27, 2016.

(11) Opinion and consent of Ropes & Gray LLP – To be filed by amendment.

(12) Opinion of Ropes & Gray LLP with respect to tax matters – To be filed by post-effective amendment.

(13)(a) Amended & Restated Investor Servicing Agreement - Open-End Funds with Putnam Investment Management, LLC and Putnam Investor Services, Inc. dated July 1, 2013; Appendix A amended as of March 24, 2016 – Incorporated by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement filed on December 27, 2016.

(13)(b) Letter of Indemnity with Putnam Investment Management, LLC dated December 18, 2003 – Incorporated by reference to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement filed on December 29, 2004.

(13)(c) Liability Insurance Allocation Agreement dated December 18, 2003 – Incorporated by reference to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement filed on December 29, 2004.

(13)(d) Master Sub-Accounting Services Agreement between Putnam Investment Management, LLC and State Street Bank and Trust Company dated January 1, 2007; Appendix A amended as of November 30, 2015 – Incorporated by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement filed on December 23, 2015.

(13)(e) Amendment to Master Sub-Accounting Services Agreement between Putnam Investment Management, LLC and State Street Bank and Trust Company dated August 1, 2013 – Incorporated by reference to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement filed on December 27, 2013.

(13)(f) Master Interfund Lending Agreement with the Trusts party thereto and Putnam Investment Management, LLC dated July 16, 2010; Schedule A amended as of June 7, 2016; Schedule B amended as of March 24, 2016 – Incorporated by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement filed on December 27, 2016.

(13)(g) Credit Agreement with State Street Bank and Trust Company and certain other lenders dated September 24, 2015 – Incorporated by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement filed on December 23, 2015.

(13)(h) Joinder Agreement No. 1 to Credit Agreement with State Street Bank and Trust Company and certain other lenders dated August 29, 2016 – Incorporated by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement filed on December 27, 2016.

(13)(i) Amendment No. 1 to Credit Agreement with State Street Bank and Trust Company, dated September 22, 2016 – Incorporated by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement filed on December 27, 2016.

(13)(j) Amended and Restated Uncommitted Line of Credit Agreement with State Street Bank and Trust Company dated September 24, 2015 – Incorporated by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement filed on December 23, 2015.

(13)(k) First Amendment to Amended and Restated Uncommitted Line of Credit Agreement with State Street Bank and Trust Company, dated August 29, 2016 – Incorporated by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement filed on December 27, 2016.

(13)(l) Second Amendment to Amended and Restated Uncommitted Line of Credit Agreement with State Street Bank and Trust Company, dated September 22, 2016 – Incorporated by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement filed on December 27, 2016.

(13)(m)(i) Form of Indemnification Agreement dated March 18, 2016 – Incorporated by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement filed on December 27, 2016.

(13)(m)(ii) Schedule of Indemnification Agreements conforming in all material respects to the Form of Indemnification Agreement filed as Exhibit (13)(m)(i) but which have not been filed as exhibits to the Registrant’s Registration Statement in reliance on Rule 483(d)(2) under the Securities Act of 1933, as amended – Incorporated by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement filed on December 27, 2016.

(13)(n) Expense Limitation Agreement with Putnam Investment Management, LLC dated June 24, 2016 – Incorporated by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement filed on December 27, 2016.

(13)(o) Expense Limitation Agreement with Putnam Investor Services, Inc. (“PSERV”) dated June 24, 2016 – Incorporated by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement filed on December 27, 2016.

(14) Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm – To be filed by amendment.

(15) Not applicable.

(16) Power of Attorney – Filed herewith.

(17) Not applicable.

Item 17. Undertakings

(1) The undersigned Registrant agrees that, prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, as amended (the “1933 Act”), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus filed under paragraph (1) above will be filed as a part of an amendment to this registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The Registrant agrees to file an opinion of counsel supporting the tax consequences of the proposed reorganization as an amendment to this registration statement within a reasonable time after receipt of such opinion.

NOTICE

A copy of the Agreement and Declaration of Trust of Putnam Global Natural Resources Fund is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Registrant.

SIGNATURES

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant, in the City of Boston and The Commonwealth of Massachusetts on the 31st day of January, 2017.

PUTNAM GLOBAL NATURAL RESOURCES FUND

By:	/s/ JONATHAN S. HORWITZ
Name:	Jonathan S. Horwitz
Title:	Executive Vice President, Principal Executive
Officer and Compliance Liaison

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title

/s/ JAMESON A. BAXTER*	Chair, Board of Trustees
Jameson A. Baxter

/s/ KENNETH R. LEIBLER*	Vice Chair, Board of Trustees
Kenneth R. Leibler

/s/ ROBERT L. REYNOLDS*	President and Trustee
Robert L. Reynolds

/s/ JONATHAN S. HORWITZ*	Executive Vice President, Principal
Jonathan S. Horwitz	Executive Officer and Compliance
Liaison

/s/ JANET C. SMITH*	Vice President, Principal Financial Officer,
Janet C. Smith	Principal Accounting Officer and
Assistant Treasurer

/s/ LIAQUAT AHAMED*	Trustee
Liaquat Ahamed

/s/ RAVI AKHOURY*	Trustee
Ravi Akhoury

/s/ BARBARA M. BAUMANN*	Trustee
Barbara M. Baumann

/s/ ROBERT J. DARRETTA*	Trustee
Robert J. Darretta

/s/ KATINKA DOMOTORFFY*	Trustee
Katinka Domotorffy

/s/ JOHN A. HILL*	Trustee
John A. Hill

/s/ PAUL L. JOSKOW*	Trustee
Paul L. Joskow

/s/ GEORGE PUTNAM, III*	Trustee
George Putnam, III

/s/ W. THOMAS STEPHENS*	Trustee
W. Thomas Stephens

*	By: /s/ JONATHAN S. HORWITZ, as
Attorney-in-Fact pursuant to Power of
Attorney filed herewith
Dated: January 31, 2017

Exhibit Index

Exhibit Number    Exhibit Title

(16) Power of Attorney